UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2017

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	EQUITY GROWTH STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the twelve-month period ended December 31, 2017 (the “Reporting Period”).

Market Review

During the 12 months ended December 31, 2017 (the “Reporting Period”), the U.S. and international equity markets both generated double-digit gains, with international equities slightly outperforming U.S. equities. The broad fixed income market produced modestly positive returns.

U.S. EQUITIES

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third interest rate hike of 2017 in December, as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the Standard & Poor’s 500® Index (the “S&P 500® Index”), its strongest quarterly advance in four years.

U.S. equities, as represented by the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index during the Reporting Period. The weakest performing sectors were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

MARKET REVIEW

INTERNATIONAL EQUITIES

When the Reporting Period started, international equities advanced, driven by the possibility of deregulation, tax reform and infrastructure spending in the U.S. and also in response to stronger economic data. The Fed raised U.S. interest rates in March 2017, but a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan (“BoJ”) maintaining its policy rate. Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections in 2017 declined. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments in Washington, D.C. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. The U.S. labor market remained strong during the second quarter of 2017, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) In the same month, European markets reacted hawkishly to the ECB President’s optimistic outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index, a measure of inflation, rose 0.4% in August 2017, raising the odds of further Fed monetary tightening before calendar year-end. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time in the calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to the ECB’s October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that the Prime Minister had dissolved the Japanese Lower House and called a general election to be held in October 2017.

MARKET REVIEW

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s ruling coalition won a significant majority in the Japanese election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation and following the landslide victory and were further buoyed by strong corporate earnings results and rather stable overseas markets.

In December 2017, the Fed delivered the third interest rate hike of the calendar year, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018. Internationally, equity market returns were relatively muted during the month, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to exit the European Union.) Elsewhere, the ECB upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month. The BoJ’s quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017.

For the Reporting Period as a whole, international equities, as measured by the MSCI EAFE Index, posted a return of 25.03%.1 Information technology, materials and industrials were the best performing sectors in the MSCI EAFE Index. The weakest performing sector was energy, the only one to post a negative absolute return during the Reporting Period. Telecommunication services, consumer discretionary and real estate were relatively weak compared to the MSCI EAFE Index, but each still generated a double-digit gain.

From a country perspective, Austria was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Hong Kong, Singapore, Denmark and the Netherlands. Though all generated positive absolute gains, Israel was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by New Zealand, Ireland, Belgium and Australia.

FIXED INCOME MARKETS

At the beginning of the Reporting Period in the first quarter of 2017, government bond sectors sold off and spread (or non-government bond) sectors generally posted gains. Investors

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

MARKET REVIEW

focused on the prospect of pro-growth policies from the U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices (“PMI”) pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

Spread sectors generally recorded positive returns during the second quarter of 2017, though with mixed results relative to government bond sectors. Political developments led to temporary bouts of volatility early in the quarter. However, political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to economic growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 at its June policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

In the third quarter of 2017, spread sectors broadly advanced, outperforming government bond sectors. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive interest rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit

MARKET REVIEW

negotiations, drove the British pound higher versus the U.S. dollar. The U.S. dollar also continued to weaken relative to many other global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macro environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three rate increases were on tap for 2018 and potentially two in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds outperformed U.S. Treasuries. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on maturities of seven years and shorter rose and yields on maturities of 10 years and longer fell. The yield on the bellwether 10-year U.S. Treasury edged down approximately five basis points to end the Reporting Period at 2.40%. (Yield curve is a spectrum of maturities. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we emphasized three macro themes. First, we expect the global economic expansion to continue at a rather steady pace, though more moderately in the near term than during the Reporting Period. Second, we anticipate investors may renew their retreat from the secular stagnation thesis, given that the lack of excess U.S. economic capacity could drive a gradual increase in inflation, in our view, despite weakness in inflation in the early part of 2017. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) Third, we think a dynamic approach to asset allocation is important in an environment where rising bond yields can be a headwind for returns.

At the asset class level, we plan to maintain the Portfolios’ pro-risk and pro-growth stance, expressed through broad overweight positions in equities and broad underweight positions in fixed income. With regard to equities, we expect positive but moderate returns over the

MARKET REVIEW

medium term. Equity returns should be supported, in our view, by continued global economic expansion, corporate earnings growth and inexpensive valuations relative to macroeconomic conditions at the conclusion of the Reporting Period. That said, we acknowledge that valuations were high in absolute terms when the Reporting Period ended. In the months ahead, we think investors will likely need to balance the positives from the ongoing global economic expansion with headwinds from rising bond yields, and this is likely to lead to increased equity market volatility, in our opinion. We believe the impact of rising crude oil prices and weakness in the U.S. dollar toward the end of the Reporting Period will likely support an increase in inflation in the near term. Regarding fixed income, we are monitoring credit spreads, which have remained tight, as we think the market is approaching the point in the economic cycle where spreads have historically started to widen. (Spreads are yield differentials between bonds of comparable maturity.) We continued at the end of the Reporting Period to believe the market is underestimating the pace of Fed interest rate hikes, as the U.S. labor market is now at or beyond what is considered full employment. Under the circumstances, at the end of the Reporting Period, we were bearish on government bonds and were concerned that an inflation scare could lead to temporary drawdowns in riskier asset classes. Finally, we continued to favor emerging markets debt over developed market bonds, given the strong economic growth backdrop in the emerging markets and continued uncertainty about when global yields might rise.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎	Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 135* professionals with significant academic and practitioner experience.

∎	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of December 2017.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Management Teams

Each Portfolio is predominantly comprised of underlying Goldman Sachs funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Equity Growth Strategy Portfolio seeks long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Effective April 28, 2017, the Goldman Sachs Global Portfolio Solutions (“GPS”) Group assumed day-to-day management of the Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) from the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. In connection with the change in portfolio management, the Portfolios underwent certain changes to their principal investment strategies and underlying funds. The performance information reported below is the combined performance of each of the Portfolios, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs QIS Team and the Goldman Sachs GPS Group discuss the Portfolios’ performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of 11.19%, 10.30%, 11.63%, 11.04%, 11.41%, 10.81% and 11.54%, respectively. This compares to the 11.07% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.04% and 23.97%, respectively, during the Reporting Period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of 25.96%, 25.08%, 26.48%, 25.79%, 26.35%, 25.70% and 26.54%, respectively. This compares to the 23.97% average annual total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of 16.19%, 15.31%, 16.60%, 16.03%, 16.39%, 15.83% and 16.71%, respectively. This compares to the 15.25% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.04% and 23.97%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of 21.02%, 20.08%, 21.53%, 20.88%, 21.30%, 20.67% and 21.51%, respectively. This compares to the 19.55% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.04% and 23.97%, respectively, during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Portfolios’ investment strategies and underlying funds change as a result of the change in portfolio management on April 28, 2017?

A	The GPS Group, which assumed management of the Portfolios on April 28, 2017, applies a factor-based risk budgeting approach to develop strategic allocations among the various asset classes. To establish a diversified strategic asset allocation, the GPS Group seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The allocation process is done relative to the Portfolios’ respective benchmarks such that the sources of tracking error to the respective benchmarks are relatively balanced across the asset allocation factors. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. The GPS Group then incorporates its cycle-aware and tactical investment processes into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on medium- and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

Market views may be developed from multiple sources, including fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors. By allocating across different factors, regions, investment styles and strategies, the GPS Group seeks to achieve diversified, dynamic portfolios that offer consistent positive performance in excess of their respective benchmarks.

The Portfolios seek to achieve their respective investment objectives by investing in a combination of underlying funds. With the change in portfolio management, the Portfolios may also invest directly in affiliated and unaffiliated exchange- traded funds (“ETFs”) and in derivatives for both hedging and non-hedging purposes. Overall, some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments (the “underlying fixed income funds”), some of the underlying funds invest primarily in equity securities (the “underlying equity funds”) and other underlying funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “underlying dynamic funds”).

Q	What key factors were responsible for the Portfolios’ performance from January 1, 2017 through April 27, 2017 (“the initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater equity exposure performing more strongly. In addition, all four of the Portfolios outperformed their respective benchmark indices during the initial part of the Reporting Period. Overall, security selection within the underlying funds added significantly to the performance of each of the Portfolios. The QIS Team’s strategic, long-term asset allocation contributed positively to the performance of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. It detracted from the performance of the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Equity Growth Strategy Portfolio.* The implementation of tactical views detracted from the returns of all four of the Portfolios during the initial part of the Reporting Period.

Q	How did tactical asset allocation decisions affect the Portfolios’ performance during the initial part of the Reporting Period?

A	During the initial part of Reporting Period, the implementation of the QIS Team’s tactical views detracted from the performance of all four of the Portfolios. Overall, the Portfolios were hampered by their overweight positions in U.S. value stocks versus U.S. growth stocks and in local emerging markets debt versus developed markets debt. In addition, the QIS Team’s decision to shift the Portfolios from overweight to underweight positions in emerging markets equities versus developed markets equities hurt relative returns. Only the Portfolios’ overweight positions in high yield corporate bonds versus core fixed income added to performance in a meaningful way during the initial part of the Reporting Period.

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the initial part of the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Strategic Growth Fund, the Goldman Sachs Large Cap Value Insights Fund and the Goldman Sachs International Equity Insights Fund outperformed their respective benchmark indices most during the initial part of the Reporting Period. The Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs Large Cap Growth Insights Fund underperformed their respective benchmark indices most.

Of the underlying fixed income funds, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Strategic Income Fund outperformed their respective benchmark indices most during the initial part of the Reporting Period. The Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund each underperformed their respective benchmark indices the most.

Among alternative and dynamic investment strategies, the Goldman Sachs Managed Futures Strategy Fund and the Goldman Sachs Alternative Premia Fund (formerly the Goldman Sachs Dynamic Allocation Fund) outperformed their respective benchmark indices most. The Goldman Sachs Real Estate Securities Fund underperformed its benchmark index most during the initial part of the Reporting Period. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Commodity Strategy Fund also underperformed their respective benchmark indices, albeit only slightly.

Q	What key factors were responsible for the Fund’s performance between April 28, 2017 and December 31, 2017 (“the latter part of the Reporting Period”)?

A	During the latter part of the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater equity exposure performing more strongly. All four of the Portfolios outperformed their respective benchmark indices during the latter part of the Reporting Period.* Overall, security selection within the underlying funds added significantly to the performance of each of the Portfolios and was the primary driver of returns within the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Equity Growth Strategy Portfolio due to their relatively higher proportion of equity assets.

The GPS Group’s long-term, strategic asset allocation added to the performance of all the Portfolios and was the largest contributor to performance in the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. The implementation of the GPS Group’s medium-term cycle-aware dynamic views contributed positively to the returns of all the Portfolios. However, its short-term tactical views detracted from the performance of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. The Goldman Sachs Equity Growth Strategy Portfolio benefited slightly from the GPS Group’s short-term tactical views during the latter part of the Reporting Period.

Q	How did tactical asset allocation decisions affect the Portfolios’ performance during the latter part of the Reporting Period?

A	As mentioned previously, the GPS Group incorporates cycle-aware and tactical investment processes into the Portfolios. Each Portfolio’s positioning may therefore change over time based on these medium- and short-term market views. During the latter part of the Reporting Period, the GPS Group’s medium-term cycle-aware dynamic views contributed positively to the Portfolios’ returns. The impact of its short-term tactical decisions was mixed, adding to the performance of the Goldman Sachs Equity Growth Strategy Portfolio but detracting from the performance of the other three Portfolios.

Medium-term cycle-aware dynamic positioning within equities bolstered performance during the latter part of the Reporting Period when the Portfolios expressed a view wherein they were long emerging markets equities versus developed markets equities. This positioning added to the Portfolios’ returns, due to a weak U.S. dollar, continued accommodative monetary policy by central banks and an upside surprise by China’s economic data. Within fixed income, we held the view that the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio should each have a short duration bias, which we expressed in two ways. (The Goldman Sachs Equity Growth

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.) First, the Portfolios held short positions in long-maturity German government bonds, which added to performance on hawkish commentary from Germany’s central bank. (Hawkish commentary tends to suggest higher interest rates.) Second, the Portfolios held steepening positions along the U.S. interest rate yield curve, which added modestly to performance when longer-term yields rose slightly in the last weeks of the Reporting Period. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening. Yield curve is a spectrum of maturities.)

Our short-term tactical decisions, which seek to take advantage of what we consider short-term market mispricing, detracted from the returns of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. The negative performance was driven by our tactical equity views. Our decision to reduce equity risk hurt results, as riskier asset classes rallied during the latter part of the Reporting Period. In addition, a tactical position using index futures to gain exposure to U.K. large-cap equities hurt performance. On the positive side, a tactical allocation to a basket of emerging markets currencies enhanced the performance of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our currency views as it is an all-equity portfolio.) Our country-specific tactical views, expressed through long positions in Indian, Japanese and Brazilian equities, contributed positively to the returns of all four Portfolios during the latter part of the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, security selection within the underlying funds added to the Portfolios’ results. This was concentrated in the underlying equity funds, specifically the Goldman Sachs Large Cap Value Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, both of which outperformed relative to our expectations and compared to their respective benchmark indices. The Goldman Sachs International Equity Insights Fund and the Goldman Sachs Large Cap Growth Insights Fund also outperformed their respective benchmark indices. Conversely, the Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund underperformed their respective benchmark indices. In addition, among underlying fixed income funds, the Goldman Sachs High Yield Fund, Goldman Sachs Global Income Fund and Goldman Sachs Emerging Markets Debt Fund underperformed most relative to their respective benchmark indices. The Goldman Sachs Local Emerging Markets Debt Fund outperformed its benchmark index during the latter part of the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the initial part of the Reporting Period, the Portfolios did not directly invest in derivatives.

From April 28, 2017 through September 5, 2017, the Portfolios used derivatives primarily to express tactical views across developed and emerging markets equities as well as fixed income. The Portfolios employed equity index futures to gain tactical exposure to U.K. large-cap equities (negative impact), European equities (negative impact), Indian equities (positive impact), Australian equity futures (negative impact), South African equities (positive impact), Spanish equities (neutral impact), Brazilian equities (positive impact), Taiwanese equities (positive impact), and Chinese offshore-listed equities versus onshore-listed equities (positive impact). Additionally, to modulate risk, the Portfolios used options on European equities (neutral impact) and large-cap U.S. equities (positive impact). Within fixed income, the Portfolios used interest rate futures to express views on the U.S. Treasury yield curve and on long-term German interest rates (both had a positive impact). The Portfolios also used credit default swaps to gain exposure to the high yield corporate bond market (positive impact). Within a tactical basket of currencies, the Portfolios employed foreign currency exchange forwards to go long and/or short select developed and emerging markets currencies (positive impact).

On September 6, 2017, the Portfolios (with the exception of the Goldman Sachs Equity Growth Strategy Portfolio) transitioned to a single implementation vehicle for expressing our tactical views —the Goldman Sachs Tactical Exposure Fund (the “underlying tactical fund”). The Goldman Sachs Equity Growth Strategy Portfolio (an equity-only portfolio) continued to use derivatives or similar instruments to implement some of our tactical views. From September 6, 2017 through the end of the Reporting Period,

PORTFOLIO RESULTS

the Goldman Sachs Equity Growth Strategy Portfolio used equity index futures and options on equities, which had a positive impact on its performance during that time period.

During the Reporting Period overall, some of the Portfolios’ underlying funds, including the underlying tactical fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	At the beginning of the Reporting Period, the QIS Team held a bullish view on equities versus fixed income due to strong momentum in the equity markets. In the first quarter of 2017, the QIS Team shifted to a bullish view on fixed income versus equities because of what we considered to be less attractive valuations in the equity markets.

Within equities, at the beginning of the Reporting Period, we favored U.S. stocks over international stocks because of strong short-term momentum and investment flows into the U.S. stock market. We adopted a neutral view on U.S. stocks versus international stocks during the first quarter of 2017. Among U.S. equities, we began the Reporting Period bullish on value stocks versus growth stocks due to positive market sentiment for value stocks. We continued to favor value stocks over growth stocks in the first quarter of 2017 because of what we considered attractive risk premiums for value stocks. At the start of the Reporting Period, we were slightly bullish on large-cap stocks versus small-cap stocks because of the relatively more attractive valuations of large-cap stocks. We grew more bullish on large-cap stocks relative to small-cap stocks during the first quarter of 2017 as a result of improved investor sentiment for large-cap stocks. When the Reporting Period began, we held a bullish view on emerging markets equities versus developed markets equities due to what we considered less attractive valuations, weaker momentum and diminished investor risk appetite for developed markets equities. In the first quarter of 2017, we remained bullish on emerging markets equities versus developed markets equities because of what we viewed as less attractive valuations and weaker momentum for developed markets equities.

Within fixed income, at the start of the Reporting Period, we had a bullish view of international fixed income over U.S. fixed income because of what we considered less attractive yields and weaker momentum in the U.S. fixed income market. We shifted to a neutral view on international fixed income versus U.S. fixed income in the first quarter of 2017. At the beginning of the Reporting Period, we had a modestly bullish view of high yield corporate bonds relative to investment grade corporate bonds because of what we considered positive, but declining, risk premiums. We remained bullish on high yield corporate bonds versus investment grade corporate bonds in the first quarter of 2017 due to strong momentum in the high yield corporate bond market. When the Reporting Period began, we had a bullish view of developed markets debt versus U.S. dollar-denominated emerging markets debt because of weak momentum in emerging markets debt, emerging markets equities and emerging markets currencies. At the same time, we were bullish on developed markets debt versus local emerging markets debt due to strong momentum in developed markets currencies. In the first quarter of 2017, we became bullish on both U.S. dollar-denominated emerging markets debt and local emerging markets debt versus developed markets debt as a result of weaker momentum in developed markets debt, developed markets equities and developed markets currencies.

On April 28, 2017, the GPS Group took over management responsibilities for the Portfolios and transitioned them to new long-term strategic asset allocations. We added positions in global infrastructure securities as well as in a macroeconomic fixed income strategy that seeks to profit when interest rates decrease or remain flat. We removed the Portfolios’ allocation to unconstrained fixed income. In addition, we expanded the Portfolios’ investment universe through the use of ETFs and derivatives, which we employ to express both strategic and tactical asset allocation views. Overall, during the latter part of the Reporting Period, we implemented three medium-term cycle-aware dynamic views, expressed through: 1) long positions in emerging markets equities; 2) short positions in long-maturity German government bonds; and 3) steepening positions on the U.S. interest rate yield curve. (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.)

Throughout the latter part of the Reporting Period, we used our short-term tactical decision-making to keep the Portfolios’ equity beta range-bound, as we believed dynamic allocation was especially important in a potentially low

PORTFOLIO RESULTS

return environment wherein volatility was likely to pick up. (Equity beta is a measure of the volatility, or systematic risk, of a portfolio’s equity positioning in comparison to equity markets as a whole.) To implement the adjustments to the Portfolios’ equity beta, we initiated specific equity relative value positions in both the emerging and developed markets, relative to a reference benchmark of the MSCI All Country World Index (ACWI) Investable Market Index. In the emerging markets, we established country-level relative value positions in India, Brazil, South Africa and Taiwan, while in the developed markets, we initiated relative value positions in Australia, Singapore and Japan. In select cases, we introduced intra-region relative value positions, such as a long position in offshore Chinese stocks versus onshore Chinese stocks.

Within fixed income, we established and then increased the size of a basket containing relative value positions in the interest rates of various countries. The largest exposures were short positions in Australian and U.S. interest rates versus those of other countries, including long positions in Canadian interest rates. Among other relative value trades were long positions in U.S. high yield corporate bonds versus European high yield corporate bonds, wherein we sought to take advantage of what we believed to be an overvalued European high yield corporate bond market. We also initiated long relative value positions in seven-to-10-year U.S. Treasuries versus short positions in the Japanese yen. In addition, during the latter part of the Reporting Period, we added a basket that contained relative value positions in emerging markets currencies. We used this basket to take advantage of the monetary and inflationary environment across developed and emerging markets countries. We also used it to express our views on issues such as slowing economic growth in China, economic developments in other emerging market countries and commodity prices. (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income and currency views as it is an all-equity portfolio.)

As mentioned previously, on September 6, 2017, the Portfolios (with the exception of the Goldman Sachs Equity Growth Strategy Portfolio) transitioned to the underlying tactical fund as a single implementation vehicle for expressing our tactical views. (The Goldman Sachs Equity Growth Strategy Portfolio does not allocate to this fund as it is an all-equity portfolio.)

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	When the Reporting Period began, William Fallon, James Park, Nicholas Chan and Edward J. Tostanoski III of the QIS Team served as portfolio managers of the Portfolios. Effective April 3, 2017, William Fallon no longer served as a portfolio manager. On April 28, 2017, the GPS Group assumed day-to-day management of the Portfolios, with Raymond Chan and Christopher Lvoff becoming portfolio managers of the Portfolios. Edward J. Tostanoski III joined the GPS Group in April 2017 and remained a portfolio manager of the Portfolios, while James Park and Nicholas Chan no longer served as portfolio managers of the Portfolios.

FUND BASICS

Balanced Strategy

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	11.19%	11.07%	3.04%	23.97%
Class C	10.30	11.07	3.04	23.97
Institutional	11.63	11.07	3.04	23.97
Service	11.04	11.07	3.04	23.97
Investor	11.41	11.07	3.04	23.97
Class R	10.81	11.07	3.04	23.97
Class R6	11.54	11.07	3.04	23.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.07%	3.93%	3.09%	4.33%	1/2/98
Class C	9.19	4.32	2.89	3.85	1/2/98
Institutional	11.63	5.53	4.08	5.04	1/2/98
Service	11.04	5.15	3.64	4.56	1/2/98
Investor	11.41	5.36	3.91	3.84	11/30/07
Class R	10.81	4.89	3.43	3.35	11/30/07
Class R6	11.54	N/A	N/A	6.04	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Class C	2.11	2.19
Institutional	0.96	1.04
Service	1.46	1.54
Investor	1.11	1.19
Class R	1.61	1.69
Class R6	0.94	1.02

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2017. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	11.19%	5.11%	3.67%	4.62%
Including sales charges	5.07%	3.93%	3.09%	4.33%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	10.30%	4.32%	2.89%	3.85%
Including contingent deferred sales charges	9.19%	4.32%	2.89%	3.85%

Institutional (Commenced January 2, 1998)	11.63%	5.53%	4.08%	5.04%

Service (Commenced January 2, 1998)	11.04%	5.15%	3.64%	4.56%

Investor Class (Commenced November 30, 2007)	11.41%	5.36%	3.91%	3.84%

Class R (Commenced November 30, 2007)	10.81%	4.89%	3.43%	3.35%

Class R6 (Commenced July 31, 2015)	11.54%	N/A	N/A	6.04%

FUND BASICS

Equity Growth Strategy

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index [2]
Class A	25.96%	23.97%
Class C	25.08	23.97
Institutional	26.48	23.97
Service	25.79	23.97
Investor	26.35	23.97
Class R	25.70	23.97
Class R6	26.54	23.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.01%	10.28%	3.96%	5.23%	1/2/98
Class C	24.06	10.70	3.77	4.75	1/2/98
Institutional	26.48	11.97	4.97	5.93	1/2/98
Service	25.79	11.40	4.44	5.41	1/2/98
Investor	26.35	11.80	4.82	4.63	11/30/07
Class R	25.70	11.25	4.34	4.15	11/30/07
Class R6	26.54	N/A	N/A	11.51	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.47%
Class C	2.12	2.22
Institutional	0.97	1.07
Service	1.47	1.57
Investor	1.12	1.22
Class R	1.62	1.72
Class R6	0.95	1.05

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Investor, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	25.96%	11.53%	4.55%	5.52%
Including sales charges	19.01%	10.28%	3.96%	5.23%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	25.08%	10.70%	3.77%	4.75%
Including contingent deferred sales charges	24.06%	10.70%	3.77%	4.75%

Institutional (Commenced January 2, 1998)	26.48%	11.97%	4.97%	5.93%

Service (Commenced January 2, 1998)	25.79%	11.40%	4.44%	5.41%

Investor Class (Commenced November 30, 2007)	26.35%	11.80%	4.82%	4.63%

Class R (Commenced November 30, 2007)	25.70%	11.25%	4.34%	4.15%

Class R6 (Commenced July 31, 2015)	26.54%	N/A	N/A	11.51%

FUND BASICS

Growth and Income Strategy

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	16.19%	15.25%	3.04%	23.97%
Class C	15.31	15.25	3.04	23.97
Institutional	16.60	15.25	3.04	23.97
Service	16.03	15.25	3.04	23.97
Investor	16.39	15.25	3.04	23.97
Class R	15.83	15.25	3.04	23.97
Class R6	16.71	15.25	3.04	23.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.79%	5.94%	3.16%	4.79%	1/2/98
Class C	14.30	6.35	2.97	4.30	1/2/98
Institutional	16.60	7.58	4.16	5.50	1/2/98
Service	16.03	7.06	3.64	4.98	1/2/98
Investor	16.39	7.41	3.98	3.87	11/30/07
Class R	15.83	6.87	3.48	3.37	11/30/07
Class R6	16.71	N/A	N/A	7.90	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.42%
Class C	2.12	2.17
Institutional	0.97	1.02
Service	1.47	1.52
Investor	1.12	1.17
Class R	1.62	1.67
Class R6	0.95	1.00

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	16.19%	7.15%	3.75%	5.09%
Including sales charges	9.79%	5.94%	3.16%	4.79%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	15.31%	6.35%	2.97%	4.30%
Including contingent deferred sales charges	14.30%	6.35%	2.97%	4.30%

Institutional (Commenced January 2, 1998)	16.60%	7.58%	4.16%	5.50%

Service (Commenced January 2, 1998)	16.03%	7.06%	3.64%	4.98%

Investor Class (Commenced November 30, 2007)	16.39%	7.41%	3.98%	3.87%

Class R (Commenced November 30, 2007)	15.83%	6.87%	3.48%	3.37%

Class R6 (Commenced July 31, 2015)	16.71%	N/A	N/A	7.90%

FUND BASICS

Growth Strategy

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	21.02%	19.55%	3.04%	23.97%
Class C	20.08	19.55	3.04	23.97
Institutional	21.53	19.55	3.04	23.97
Service	20.88	19.55	3.04	23.97
Investor	21.30	19.55	3.04	23.97
Class R	20.67	19.55	3.04	23.97
Class R6	21.51	19.55	3.04	23.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	14.36%	8.05%	3.23%	4.78%	1/2/98
Class C	19.06	8.43	3.05	4.29	1/2/98
Institutional	21.53	9.71	4.23	5.49	1/2/98
Service	20.88	9.17	3.72	4.97	1/2/98
Investor	21.30	9.56	4.08	3.93	11/30/07
Class R	20.67	8.98	3.56	3.41	11/30/07
Class R6	21.51	N/A	N/A	9.64	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.44%
Class C	2.13	2.19
Institutional	0.98	1.04
Service	1.48	1.54
Investor	1.13	1.19
Class R	1.63	1.69
Class R6	0.96	1.02

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	21.02%	9.27%	3.82%	5.07%
Including sales charges	14.36%	8.05%	3.23%	4.78%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	20.08%	8.43%	3.05%	4.29%
Including contingent deferred sales charges	19.06%	8.43%	3.05%	4.29%

Institutional (Commenced January 2, 1998)	21.53%	9.71%	4.23%	5.49%

Service (Commenced January 2, 1998)	20.88%	9.17%	3.72%	4.97%

Investor Class (Commenced November 30, 2007)	21.30%	9.56%	4.08%	3.93%

Class R (Commenced November 30, 2007)	20.67%	8.98%	3.56%	3.41%

Class R6 (Commenced July 31, 2015)	21.51%	N/A	N/A	9.64%

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective April 28, 2017, the Goldman Sachs Global Portfolio Solutions (“GPS”) Group assumed day-to-day management of the Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) from the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. In connection with the change in portfolio management, the Portfolio underwent certain changes to its principal investment strategies and underlying funds. The performance information reported below is the combined performance of the Portfolio, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs QIS Team and the Goldman Sachs GPS Group discuss the Portfolio’s performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of 14.28%, 13.37%, 14.80%, 14.06%, 14.62%, 13.94% and 14.66%, respectively. This compares to the 15.28% average annual total return of the Fund’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Index (Gross, USD, Unhedged), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 3.54%, 21.83% and 25.62%, respectively, during the same period.

Q	How did the Portfolio’s investment strategies change as a result of the change in portfolio management on April 28, 2017?

A	The GPS Group, which assumed management of the Portfolio on April 28, 2017, applies a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. In contrast to traditional equity and fixed income selection strategies, which focus on individual stocks and bonds, the GPS Group’s model focuses on broad asset classes, such as emerging markets, high yield credit and real assets.

To establish a diversified strategic asset allocation, the GPS Group seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The GPS Group employs a proprietary asset allocation process and other techniques to deliver what we believe is the best strategic allocation in the Portfolio. The GPS Group then incorporates its medium-term cycle-aware investment process into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term cycle-aware dynamic views on attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds. With the change in portfolio management, the Portfolio may also invest directly in affiliated and unaffiliated ETFs and in derivatives for both hedging and non-hedging purposes. Overall, some of the Portfolio’s underlying funds invest primarily in fixed income or money market instruments (the “underlying fixed income funds”), and some of the underlying funds invest primarily in equity securities (the “underlying equity funds”).

PORTFOLIO RESULTS

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, all satellite asset classes generated positive absolute returns. However, some satellite asset classes struggled to outperform traditional equity and fixed income asset classes.

Among equities, emerging markets equities performed best during the Reporting Period, returning more than 37%, as measured by the MSCI Emerging Markets Index. The strong performance was driven by a weaker U.S. dollar, easier financial conditions and a stable macro environment. For the same reasons, international small-cap stocks performed well, up approximately 33%, as measured by the MSCI EAFE Small Cap Index. Both satellite asset classes also outperformed U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index, which returned 21.8% and 25.0%, respectively.

On the other hand, real assets were challenged during the Reporting Period, with global real estate securities and global infrastructure securities, as represented by the FTSE EPRA/NAREIT Global Real Estate Index and the S&P Global Infrastructure Index, respectively, underperforming U.S. and international stocks. However, they posted positive absolute returns of 10.6% and 19.1%, respectively. Both asset classes, which many investors view as proxies for fixed income, came under pressure as hawkish comments from the Federal Reserve (the “Fed”) led to an uptick in interest rates near the end of the Reporting Period. (Hawkish comments suggest higher interest rates.)

Fixed income satellite asset classes generated positive absolute returns during the Reporting Period. In addition, each outperformed the broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%. U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, and local emerging markets debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, were the strongest performers among fixed income satellite asset classes, up 10.3% and 15.2%, respectively. Local emerging markets debt benefited from strength in local currencies, while continued accommodative monetary policy by central banks bolstered both U.S. dollar-denominated emerging markets debt and local emerging markets debt. High yield corporate bonds recorded a gain, up 7.5%, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. Leveraged loans, as represented by the Credit Suisse Leveraged Loan Index, outperformed the broad U.S. fixed income market, returning 4.2% during the Reporting Period.

Q	What key factors were responsible for the Portfolio’s performance from January 1, 2017 through April 27, 2017 (“the initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Portfolio benefited most relative to its blended benchmark from exposures to emerging markets equities. Also contributing positively were the Portfolio’s exposures to international small-cap stocks. Conversely, the Portfolio’s exposure to commodities detracted from results during the initial part of the Reporting Period. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the initial part of the Reporting Period?

A	Overall, security selection within the underlying funds detracted from the Portfolio’s performance during the initial part of the Reporting Period. The Goldman Sachs Real Estate Securities Fund underperformed its benchmark index the most. Slightly underperforming their respective benchmark indices were the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs International Real Estate Securities Fund, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund. Conversely, the Goldman Sachs Emerging Markets Equity Fund outperformed its benchmark index most during the initial part of the Reporting Period. The Goldman Sachs International Small Cap Equity Insights Fund and the Goldman Sachs Local Emerging Markets Debt Fund also outperformed their respective benchmark indices, albeit to a lesser extent.

Q	What key factors were responsible for the Portfolio’s performance between April 28, 2017 and December 31, 2017 (“the latter part of the Reporting Period”)?

A	As mentioned previously, the GPS Group applies a factor-based risk budgeting approach to develop a strategic

PORTFOLIO RESULTS

allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. To establish a diversified strategic asset allocation, we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We then incorporate our medium-term cycle-aware investment process into the Portfolio.

Overall, during the latter part of the Reporting Period, our strategic asset allocation had a rather neutral impact on the Portfolio’s results. Our medium-term cycle-aware dynamic views contributed positively, while security selection within the underlying funds detracted from returns.

Within equities, the Portfolio’s strategic allocations to international small-cap stocks and emerging markets stocks outperformed the equity components of the blended benchmark, benefiting from positive macro data and a weaker U.S. dollar. Strategic allocations to global real estate securities and global infrastructure securities generated positive returns in absolute terms but detracted relative to the equity components of the blended benchmark, as they were negatively impacted by hawkish comments from the Fed.

Within fixed income, the Portfolio’s strategic allocations added to performance, as they outperformed the fixed income component of the blended benchmark. In particular, strategic allocations to local emerging markets debt and U.S. dollar-denominated emerging markets debt delivered strong returns, driven by appreciation of emerging markets currencies and easy financial conditions in the emerging markets. Relative to the fixed income component of the blended benchmark, strategic allocations to high yield corporate bonds and high yield loans outperformed during the latter part of the Reporting Period.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the latter part of the Reporting Period?

A	Overall, security selection within the underlying funds detracted from the Portfolio’s performance during the latter part of the Reporting Period. The underperformance was concentrated in underlying funds that invested in real assets, led by the Goldman Sachs Global Infrastructure Fund, which lagged its benchmark index. The Goldman Sachs International Real Estate Securities Fund also underperformed its benchmark index. In addition, within underlying fixed income funds, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs High Yield Fund underperformed their respective benchmark indices during the latter part of the Reporting Period.

On the positive side, security selection within the underlying equity funds added to results. With the exception of the Goldman Sachs International Small Cap Insights Fund, all underlying equity funds outperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs ActiveBeta Emerging Markets Equity ETF and the Goldman Sachs Emerging Markets Equity Fund outperformed their benchmark indices the most.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the underlying funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During the first quarter of 2017, through its underlying funds, the QIS Team rebalanced the Portfolio to maintain its target risk objectives. More specifically, we significantly increased the Portfolio’s exposure to high yield corporate bonds. Conversely, we decreased its exposures to U.S. dollar-denominated emerging markets debt and to high yield loans.

After assuming management of the Portfolio, the GPS Group focused on adjusting the Portfolio’s strategic asset allocation to be in line with its factor-based model. We also implemented a medium-term cycle-aware dynamic view to overweight emerging markets equities by reducing exposure to emerging markets debt and global real estate. In our view, the growth trajectory of the emerging markets should widen versus the developed markets over the medium term, and equities are more likely to benefit from greater corporate growth than fixed income. We expressed this view in the Portfolio by underweighting global real estate securities and emerging markets debt, both of which have sensitivity to interest rate risk.

PORTFOLIO RESULTS

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	When the Reporting Period began, William Fallon, James Park, Nicholas Chan and Edward J. Tostanoski III of the QIS Team served as portfolio managers of the Portfolio. Effective April 3, 2017, William Fallon no longer served as a portfolio manager. On April 28, 2017, the GPS Group assumed day-to-day management of the Portfolio, with Raymond Chan and Christopher Lvoff becoming portfolio managers of the Portfolio. Edward J. Tostanoski III joined the GPS Group in April 2017 and remained a portfolio manager of the Portfolio, while James Park and Nicholas Chan no longer served as portfolio managers of the Portfolios.

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Index	S&P 500® Index
Class A	14.28%	15.28%	3.54%	25.62%	21.83%
Class C	13.37	15.28	3.54	25.62	21.83
Institutional	14.80	15.28	3.54	25.62	21.83
Service	14.06	15.28	3.54	25.62	21.83
Investor	14.62	15.28	3.54	25.62	21.83
Class R	13.94	15.28	3.54	25.62	21.83
Class R6	14.66	15.28	3.54	25.62	21.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE Index (Gross, USD, Unhedged) (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.06%	2.54%	1.50%	1.89%	3/30/07
Class C	12.34	2.92	1.31	1.66	3/30/07
Institutional	14.80	4.12	2.47	2.81	3/30/07
Service	14.06	3.58	N/A	2.98	8/29/08
Investor	14.62	3.96	2.33	2.25	11/30/07
Class R	13.94	3.45	1.81	1.73	11/30/07
Class R6	14.66	N/A	N/A	6.55	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.49%
Class C	2.20	2.24
Institutional	1.05	1.09
Service	1.55	1.59
Investor	1.20	1.24
Class R	1.70	1.74
Class R6	1.03	1.07

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 12/31/17
Percentage of Investment Portfolio

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

40

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

41

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “BBCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BBCAB Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	14.28%	3.71%	2.07%	2.43%
Including sales charges	8.06%	2.54%	1.50%	1.89%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	13.37%	2.92%	1.31%	1.66%
Including contingent deferred sales charges	12.34%	2.92%	1.31%	1.66%

Institutional (Commenced March 30, 2007)	14.80%	4.12%	2.47%	2.81%

Service (Commenced August 29, 2008)	14.06%	3.58%	N/A	2.98%

Investor Class (Commenced November 30, 2007)	14.62%	3.96%	2.33%	2.25%

Class R (Commenced November 30, 2007)	13.94%	3.45%	1.81%	1.73%

Class R6 (Commenced July 31, 2015)	14.66%	N/A	N/A	6.55%

42

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed securities and asset-backed securities.

Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

J.P. Morgan Emerging Market Bond Index – Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI All Country World Index (ACWI) Investable Market Index captures large, mid and small cap representation across 23 developed markets and 24 emerging markets.

S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

It is not possible to invest directly in an unmanaged index.

44

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 94.6%
Dynamic – 18.4%
5,146,490	Goldman Sachs Tactical Exposure Fund	$50,692,924
2,345,563	Goldman Sachs Managed Futures Strategy Fund	24,675,323
2,292,937	Goldman Sachs Alternative Premia Fund	20,796,939

		96,165,186

Equity – 27.5%
3,795,578	Goldman Sachs Emerging Markets Equity Insights Fund	40,726,549
987,953	Goldman Sachs Large Cap Value Insights Fund	21,646,060
677,613	Goldman Sachs Large Cap Growth Insights Fund	20,958,584
1,159,629	Goldman Sachs International Equity Insights Fund	15,770,961
1,143,732	Goldman Sachs International Small Cap Insights Fund	14,582,581
1,236,260	Goldman Sachs Global Real Estate Securities Fund	13,178,532
1,172,296	Goldman Sachs Global Infrastructure Fund	12,719,413
154,194	Goldman Sachs Small Cap Equity Insights Fund	4,015,222

		143,597,902

Exchange Traded Funds – 3.8%
321,720	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,520,793
155,596	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	8,302,603

		19,823,396

Fixed Income – 44.9%
13,037,254	Goldman Sachs Global Income Fund	159,445,615
6,045,546	Goldman Sachs High Yield Fund	39,537,869
1,783,633	Goldman Sachs Emerging Markets Debt Fund	23,026,708
635,175	Goldman Sachs Core Fixed Income Fund	6,669,341
816,460	Goldman Sachs Local Emerging Markets Debt Fund	5,380,469

		234,060,002

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 94.6%
(Cost $491,504,621)		$493,646,486

Shares	Distribution Rate	Value
Investment Company(a) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,510,488	1.228%	$15,510,488
(Cost $15,510,488)

TOTAL INVESTMENTS – 97.5%
(Cost $507,015,109)		$509,156,974

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		12,814,174

NET ASSETS – 100.0%		$521,971,148

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	359	03/16/18	$48,034,200	$606,965
Short position contracts:
Euro Buxl 30 Year Bonds	(88)	03/08/18	(17,301,443)	434,878
Eurodollars	(765)	03/16/20	(186,774,750)	758,220
Total				$1,193,098
TOTAL				$1,800,063

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.25	12/17/2018	55	$137,500	$83,532	$88,815	$(5,283)
Eurodollar Futures	97.63	06/18/2018	167	417,500	187,875	224,930	(37,055)
Eurodollar Futures	97.13	03/18/2019	137	342,500	232,044	340,442	(108,398)
Eurodollar Futures	96.88	06/17/2019	127	317,500	276,225	380,806	(104,581)
Eurodollar Futures	96.75	09/16/2019	140	350,000	336,875	460,623	(123,748)
Eurodollar Futures	97.38	09/17/2018	123	307,500	179,887	249,609	(69,722)
Eurodollar Futures	97.75	03/19/2018	546	1,365,000	668,850	913,386	(244,536)
Eurodollar Futures	99.00	03/18/2019	2,098	5,245,000	26,225	214,646	(188,421)
Eurodollar Futures	99.00	06/17/2019	1,149	2,872,500	14,362	146,279	(131,917)
Eurodollar Futures	99.00	12/17/2018	2,824	7,060,000	17,650	218,324	(200,674)
Eurodollar Futures	97.75	09/16/2019	77	192,500	41,869	48,303	(6,434)
Eurodollar Futures	96.50	12/16/2019	41	102,500	120,181	124,632	(4,451)
TOTAL			7,484		$2,185,575	$3,410,795	$(1,225,220)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares) – 96.0%
Equity(a) – 73.4%
6,401,858	Goldman Sachs Emerging Markets Equity Insights Fund	$68,691,935
3,982,565	Goldman Sachs International Equity Insights Fund	54,162,889
1,468,853	Goldman Sachs Large Cap Growth Insights Fund	45,431,627
2,046,842	Goldman Sachs Large Cap Value Insights Fund	44,846,308
2,263,532	Goldman Sachs Global Real Estate Securities Fund	24,129,250
872,366	Goldman Sachs Small Cap Equity Insights Fund	22,716,417
1,111,417	Goldman Sachs International Small Cap Insights Fund	14,170,561

		274,148,987

Exchange Traded Funds – 22.6%
665,586	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	35,515,669
735,738	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	26,346,777
725,273	Goldman Sachs ActiveBeta International Equity ETF(a)	21,758,190
17,893	iShares MSCI Brazil Capped ETF	723,772

		84,344,408

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.0%
(Cost $299,565,472)		$358,493,395

Shares	Distribution Rate	Value
Investment Company(a) – 2.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
8,291,444	1.228%	$8,291,444
(Cost $8,291,444)

TOTAL INVESTMENTS – 98.2%
(Cost $307,856,916)		$366,784,839

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		6,721,666

NET ASSETS – 100.0%		$373,506,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index	211	12/20/19	$3,235,490	$205,481
Hang Seng China Enterprises Index	14	01/30/18	1,050,961	9,961
Mini MSCI EAFE Index	5	03/16/18	511,375	7,185
Mini MSCI Emerging Market	46	03/16/18	2,676,510	91,471
MSCI Singapore Index	67	01/30/18	1,944,200	5,841
S&P 500 E-Mini Index	81	03/16/18	10,837,800	136,948
STOXX 600 Banks Index	82	03/16/18	897,295	(13,775)
Topix Index	11	03/08/18	1,773,863	24,716
Total				$467,828

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
FTSE/JSE Top 40 Index	(48)	03/15/18	$(2,062,924)	$(55,311)
FTSE 250 Index	(28)	03/16/18	(1,561,314)	(51,929)
SPI 200 Index	(13)	03/15/18	(1,526,560)	(7,631)
Total				$(114,871)
TOTAL				$352,957

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
EQO EWZ Index	Barclays Bank PLC	$3,608.39	02/28/2018	696	696	$19,264	$41,248	$(21,984)
EQO N225 Index	Citibank NA	23,783.34	01/31/2018	18,297	18,297	10,784	94,092	(83,308)
Total Purchased option contracts				18,993		$30,048	$135,340	$(105,292)
Written option contracts
Puts
SPX Flex Index	MS & Co. Int. PLC	2,629.57	01/05/2018	(7)	(700)	(1,464)	(17,563)	16,099
TOTAL				18,986		$28,584	$117,777	$(89,193)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
EQO EWZ Index	—iShares MSCI Brazil Capped ETF
EQO N225 Index	—Nikkei 225 index

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 95.1%
Equity – 42.1%
9,684,688	Goldman Sachs Emerging Markets Equity Insights Fund	$103,916,706
3,344,697	Goldman Sachs Large Cap Value Insights Fund	73,282,317
2,356,661	Goldman Sachs Large Cap Growth Insights Fund	72,891,532
4,690,337	Goldman Sachs International Equity Insights Fund	63,788,580
2,615,667	Goldman Sachs International Small Cap Insights Fund	33,349,760
2,516,610	Goldman Sachs Global Infrastructure Fund	27,305,214
2,560,347	Goldman Sachs Global Real Estate Securities Fund	27,293,294
516,119	Goldman Sachs Small Cap Equity Insights Fund	13,439,733

		415,267,136

Fixed Income – 24.1%
7,429,780	Goldman Sachs Global Income Fund	90,866,205
12,977,280	Goldman Sachs High Yield Fund	84,871,413
4,040,553	Goldman Sachs Emerging Markets Debt Fund	52,163,535
1,435,211	Goldman Sachs Local Emerging Markets Debt Fund	9,458,038

		237,359,191

Dynamic – 18.7%
9,794,183	Goldman Sachs Tactical Exposure Fund	96,472,698
4,565,251	Goldman Sachs Managed Futures Strategy Fund	48,026,439
4,453,719	Goldman Sachs Alternative Premia Fund	40,395,229

		184,894,366

Exchange Traded Funds – 10.2%
952,467	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	50,823,639
860,519	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	30,815,186
626,319	Goldman Sachs ActiveBeta International Equity ETF	18,789,570

		100,428,395

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 95.1%
(Cost $884,605,002)		$937,949,088

Shares	Distribution Rate	Value
Investment Company(a) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,969,330	1.228%	$22,969,330
(Cost $22,969,330)

TOTAL INVESTMENTS – 97.4%
(Cost $907,574,332)		$960,918,418

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		25,632,476

NET ASSETS – 100.0%		$986,550,894

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	679	03/16/18	$90,850,200	$1,120,302
Short position contracts:
Eurodollars	(1,833)	03/16/20	(447,526,950)	1,814,291
Euro Buxl 30 Year Bonds	(213)	03/08/18	(41,877,356)	1,052,602
Total				$2,866,893
TOTAL FUTURES				$3,987,195

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	03/19/2018	1,108	$2,770,000	$1,357,300	$1,852,409	$(495,109)
Eurodollar Futures	97.63	06/18/2018	366	915,000	411,750	512,948	(101,198)
Eurodollar Futures	97.38	09/17/2018	263	657,500	384,638	542,608	(157,970)
Eurodollar Futures	97.25	12/17/2018	111	277,500	168,581	179,244	(10,663)
Eurodollar Futures	97.13	03/18/2019	335	837,500	567,406	856,074	(288,668)
Eurodollar Futures	96.88	06/17/2019	290	725,000	630,750	884,545	(253,795)
Eurodollar Futures	96.75	09/16/2019	297	742,500	714,656	982,011	(267,355)
Eurodollar Futures	99.00	12/17/2018	5,800	14,500,000	36,250	448,398	(412,148)
Eurodollar Futures	99.00	03/18/2019	4,310	10,775,000	53,875	440,956	(387,081)
Eurodollar Futures	99.00	06/17/2019	2,363	5,907,500	29,538	300,834	(271,296)
Eurodollar Futures	97.75	09/16/2019	155	387,500	84,281	97,233	(12,952)
Eurodollar Futures	96.50	12/16/2019	83	207,500	243,294	252,304	(9,010)
TOTAL			15,481		$4,682,319	$7,349,564	$(2,667,245)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 93.8%
Dynamic – 15.9%
8,891,113	Goldman Sachs Tactical Exposure Fund	$87,577,465
4,038,641	Goldman Sachs Alternative Premia Fund	36,630,473
2,056,452	Goldman Sachs Managed Futures Strategy Fund	21,633,879

		145,841,817

Equity – 58.9%
14,326,052	Goldman Sachs Emerging Markets Equity Insights Fund	153,718,536
3,763,506	Goldman Sachs Large Cap Value Insights Fund	82,458,424
2,599,300	Goldman Sachs Large Cap Growth Insights Fund	80,396,343
5,219,104	Goldman Sachs International Equity Insights Fund	70,979,819
5,907,704	Goldman Sachs Global Real Estate Securities Fund	62,976,126
3,497,393	Goldman Sachs International Small Cap Insights Fund	44,591,760
1,221,245	Goldman Sachs Small Cap Equity Insights Fund	31,801,224
1,222,150	Goldman Sachs Global Infrastructure Fund	13,260,329

		540,182,561

Exchange Traded Funds – 14.1%
1,233,139	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	65,800,297
1,399,638	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	50,121,037
432,775	Goldman Sachs ActiveBeta International Equity ETF	12,983,250

		128,904,584

Fixed Income – 4.9%
5,572,052	Goldman Sachs High Yield Fund	36,441,223
693,690	Goldman Sachs Emerging Markets Debt Fund	8,955,533

		45,396,756

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 93.8%
(Cost $780,491,184)		$860,325,718

Shares	Distribution Rate	Value
Investment Company(a) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,840,935	1.228%	$24,840,935
(Cost $24,840,935)

TOTAL INVESTMENTS – 96.5%
(Cost $805,332,119)		$885,166,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		31,900,071

NET ASSETS – 100.0%		$917,066,724

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	648	03/16/18	$86,702,400	$1,095,580
Short position contracts:
Euro Buxl 30 Year Bonds	(281)	03/08/18	(55,246,653)	1,388,644
Eurodollars	(2,468)	03/16/20	(602,562,200)	2,427,773
Total				$3,816,417
TOTAL				$4,911,997

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.63	06/18/2018	653	$1,632,500	$734,624	$1,023,848	$(289,224)
Eurodollar Futures	97.38	09/17/2018	364	910,000	532,350	756,816	(224,466)
Eurodollar Futures	97.25	12/17/2018	333	832,500	505,744	734,294	(228,550)
Eurodollar Futures	97.13	03/18/2019	405	1,012,500	685,969	1,020,298	(334,329)
Eurodollar Futures	96.88	06/17/2019	315	787,500	685,125	933,915	(248,790)
Eurodollar Futures	96.75	09/16/2019	301	752,500	724,281	964,308	(240,027)
Eurodollar Futures	97.75	03/19/2018	1,521	3,802,500	1,863,225	2,549,826	(686,601)
Eurodollar Futures	99.00	12/17/2018	8,067	20,167,500	50,419	623,660	(573,241)
Eurodollar Futures	99.00	03/18/2019	6,028	15,070,000	75,350	615,925	(540,575)
Eurodollar Futures	99.00	06/17/2019	3,300	8,250,000	41,250	419,823	(378,573)
Eurodollar Futures	97.75	09/16/2019	206	515,000	112,013	129,226	(17,213)
Eurodollar Futures	96.50	12/16/2019	111	277,500	325,369	337,419	(12,050)
TOTAL			21,604		$6,335,719	$10,109,358	$(3,773,639)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.7%
Equity – 56.7%
10,635,338	Goldman Sachs Global Real Estate Securities Fund	$113,372,706
8,485,997	Goldman Sachs Global Infrastructure Fund	92,073,063
6,416,072	Goldman Sachs International Small Cap Insights Fund	81,804,917
5,987,570	Goldman Sachs Emerging Markets Equity Insights Fund	64,246,623
1,348,958	Goldman Sachs Emerging Markets Equity Fund	31,767,955

		383,265,264

Fixed Income – 38.7%
8,352,634	Goldman Sachs Emerging Markets Debt Fund	107,832,511
11,872,293	Goldman Sachs High Yield Fund	77,644,797
4,150,116	Goldman Sachs High Yield Floating Rate Fund	40,173,119
5,380,635	Goldman Sachs Local Emerging Markets Debt Fund	35,458,383

		261,108,810

Total Exchange Traded Funds – 4.3%
806,014	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	28,863,362

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.7%
(Cost $597,424,503)		$673,237,436

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
311	1.228%	$311
(Cost $311)

TOTAL INVESTMENTS – 99.7%
(Cost $597,424,814)		$673,237,747

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		2,012,393

NET ASSETS – 100.0%		$675,250,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2017

Balanced Strategy Portfolio
Assets:
Investments in unaffiliated Funds, at value (cost $0, $716,044, $0, $0 and $0)	$—
Investments in Affiliated Funds, at value (cost $507,015,109, $307,140,872, $907,574,332, $805,332,119 and $597,424,814)	509,156,974
Purchased Options, at value (cost $3,410,795, $135,340, $7,349,564, $10,109,358, $0)	2,185,575
Cash	7,860,835
Foreign currencies, at value (cost $26,825, $24,808, $52,852, $67,560 and $0, respectively)	25,007
Receivables:
Portfolio shares sold	3,188,198
Collateral on certain derivative contracts(a)	556,109
Dividends	402,235
Reimbursement from investment adviser	43,459
Investments sold	—
Other assets	—
Total assets	523,418,392

Liabilities:
Variation margin on certain derivative contracts	146,813
Written option contracts, at value (premium received $0, $17,563, $0, $0 and $0, respectively)	—
Payables:
Portfolio shares redeemed	639,283
Investments purchased	402,235
Distribution and Service fees and Transfer Agency fees	95,411
Management fees	64,473
Accrued expenses	99,029
Total liabilities	1,447,244

Net Assets:
Paid-in capital	514,631,482
Distributions in excess of net investment income	190,088
Accumulated net realized gain (loss)	4,434,688
Net unrealized gain	2,714,890
NET ASSETS	$521,971,148
Net Assets:
Class A	$119,662,027
Class C	34,541,671
Institutional	353,778,370
Service	832,761
Investor(c)	3,976,142
Class R	8,629,055
Class R6	551,122
Total Net Assets	$521,971,148
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,363,585
Class C	2,991,703
Institutional	30,640,994
Service	71,320
Investor(c)	345,780
Class R	750,076
Class R6	47,721
Net asset value, offering and redemption price per share:(b)
Class A	$11.55
Class C	11.55
Institutional	11.55
Service	11.68
Investor(c)	11.50
Class R	11.50
Class R6	11.55

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Options
GS-Balanced Strategy	$556,109	$—
GS-Equity Growth Strategy	1,225,827	293,495
GS-Growth & Income Strategy	1,350,401	—
GS-Growth Strategy	1,785,634	—

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $12.22, $19.94, $14.61, $16.75 and $8.94, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$723,772	$—	$—	$—
366,061,067	960,918,418	885,166,653	673,237,747
30,048	4,682,319	6,335,719	—
5,715,850	19,627,645	20,674,933	3,731,612
24,405	45,161	57,759	—

20,701	2,190,535	4,493,638	276,073
1,519,322	1,350,401	1,785,634	—
9,209	640,958	206,228	969,879
44,983	62,474	78,184	38,631
180,193	—	—	—
—	—	—	5,917
374,329,550	989,517,911	918,798,748	678,259,859

55,587	260,191	225,747	—
1,464	—	—	—
304,861	1,597,521	808,183	1,818,454
188,500	640,958	206,228	969,879
127,200	228,070	261,060	90,420
47,154	122,824	113,738	71,195
98,279	117,453	117,068	59,771
823,045	2,967,017	1,732,024	3,009,719

397,751,215	1,125,868,502	1,022,940,651	654,994,369
97,461	581,857	41,306	276,895
(83,533,455)	(194,555,810)	(186,878,324)	(55,834,057)
59,191,284	54,656,345	80,963,091	75,812,933
$373,506,505	$986,550,894	$917,066,724	$675,250,140

$137,276,056	$302,115,508	$316,078,169	$53,089,868
68,314,704	94,118,066	126,894,211	44,709,986
155,827,577	574,135,915	455,901,627	488,118,298
684,176	3,414,200	2,887,628	350,415
5,481,014	7,241,352	8,007,664	46,010,855
5,909,952	5,441,369	6,333,835	2,645,069
13,026	84,484	963,590	40,325,649
$373,506,505	$986,550,894	$917,066,724	$675,250,140

7,287,236	21,880,982	19,969,470	6,283,477
3,793,469	6,976,107	8,023,825	5,321,133
8,197,207	41,464,530	28,840,001	57,906,148
36,484	247,907	183,126	41,546
295,051	526,940	513,735	5,457,577
316,208	397,039	410,714	314,489
684	6,102	60,936	4,781,187

$18.84	$13.81	$15.83	$8.45
18.01	13.49	15.81	8.40
19.01	13.85	15.81	8.43
18.75	13.77	15.77	8.43
18.58	13.74	15.59	8.43
18.69	13.70	15.42	8.41
19.04	13.85	15.81	8.43

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2017

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Funds	$10,228,535
Dividends — unaffiliated Funds	—
Interest	166,243
Total investment income	10,394,778

Expenses:
Management fees	759,882
Distribution and Service fees(a)	743,655
Transfer Agency fees(a)	458,061
Registration fees	95,180
Professional fees	68,776
Printing and mailing costs	59,767
Custody, accounting and administrative services	51,321
Trustee fees	18,527
Service Share fees — Service Plan	2,118
Service Share fees — Shareholder Administration Plan	2,118
Prime Broker Fees	1,007
Other	163,865
Total expenses	2,424,277
Less — expense reductions	(285,656)
Net expenses	2,138,621
NET INVESTMENT INCOME	8,256,157

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Funds	7,665,269
Net realized gain (loss) from:
Affiliated Funds	14,210,886
Investments — unaffiliated Funds	50,272
Purchased options	(274,197)
Futures contracts	2,179,533
Written options	16,220
Swap contracts	(78,865)
Forward foreign currency exchange contracts	106,444
Foreign currency transactions	39,119
Net change in unrealized gain (loss) on:
Affiliated Funds	21,557,931
Investments — unaffiliated Funds	—
Purchased options	(1,225,220)
Futures contracts	1,800,063
Written options	—
Foreign currency translation	(1,818)
Net realized and unrealized gain	46,045,637
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,301,794

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Balanced Strategy	$308,639	$398,662	$36,354	$229,370	$74,244	$132,210	$339	$8,409	$13,459	$30
Equity Growth Strategy	328,850	705,625	21,537	244,124	131,167	55,355	241	10,940	7,937	27
Growth and Income Strategy	751,412	1,054,021	21,365	558,077	196,164	205,465	1,366	11,537	7,884	14
Growth Strategy	775,164	1,330,482	23,390	575,583	247,370	160,529	504	1,024	10,884	8,624
Satellite Strategies	163,765	480,675	13,543	122,004	89,359	202,540	153	101,325	5,027	9,133

(b)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$5,356,608	$18,282,514	$13,825,901	$22,290,919
7,435	—	—	—
16,364	12,708	24,411	1,474
5,380,407	18,295,222	13,850,312	22,292,393

527,089	1,400,393	1,289,088	886,130
1,056,012	1,826,798	2,129,036	657,983
449,791	980,507	1,004,518	529,541
94,837	102,541	98,628	115,589
68,775	68,775	81,808	66,240
71,602	135,296	145,199	115,085
40,651	53,665	48,618	40,703
18,244	19,238	19,121	18,838
1,507	8,539	6,400	956
1,507	8,539	6,400	956
—	1,819	1,683	—
15,163	25,579	29,364	15,582
2,345,178	4,631,689	4,859,863	2,447,603
(291,078)	(359,527)	(375,387)	(300,686)
2,054,100	4,272,162	4,484,476	2,146,917
3,326,307	14,023,060	9,365,836	20,145,476

5,181,662	17,520,113	19,424,168	7,381,163

29,005,239	41,862,121	60,703,782	50,259,706
—	92,334	83,363	—
73,147	(538,012)	(674,879)	—
1,516,081	3,970,730	3,284,484	—
(37,142)	30,976	28,480	—
—	(142,035)	(131,131)	—
—	190,086	183,846	—
3,958	71,863	67,656	—

41,432,357	62,239,310	70,227,454	20,156,478
7,728	—	—	—
(105,292)	(2,667,245)	(3,773,639)	—
352,957	3,987,195	4,911,997	—
16,099	—	—	—
(403)	(7,691)	(9,801)	—
77,446,391	126,609,745	154,325,780	77,797,347
$80,772,698	$140,632,805	$163,691,616	$97,942,823

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$8,256,157	$5,272,405
Net realized gain (loss)	23,914,681	7,312,704
Net change in unrealized gain (loss)	22,130,956	10,525,081
Net increase in net assets resulting from operations	54,301,794	23,110,190

Distributions to shareholders:
From net investment income
Class A Shares	(2,796,031)	(1,431,001)
Class C Shares	(526,244)	(187,674)
Institutional Shares	(9,247,944)	(3,861,868)
Service Shares	(18,323)	(7,950)
Investor Shares(a)	(108,353)	(62,622)
Class R Shares	(175,314)	(50,552)
Class R6 Shares	(9,245)	(150)
From net realized gains
Class A Shares	(2,081,980)	—
Class C Shares	(604,281)	—
Institutional Shares	(5,837,964)	—
Service Shares	(14,614)	—
Investor Shares(a)	(69,407)	—
Class R Shares	(147,554)	—
Class R6 Shares	(9,490)	—
Total distributions to shareholders	(21,646,744)	(5,601,817)

From share transactions:
Proceeds from sales of shares	150,772,289	128,946,276
Reinvestment of distributions	21,076,195	5,450,926
Cost of shares redeemed	(156,751,124)	(122,305,387)
Net increase (decrease) in net assets resulting from share transactions	15,097,360	12,091,815
TOTAL INCREASE (DECREASE)	47,752,410	29,600,188

Net assets:
Beginning of year	474,218,738	444,618,550
End of year	$521,971,148	$474,218,738
Undistributed (distribution in excess of) net investment income (loss)	$190,088	$365,661

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$3,326,307	$3,618,085	$14,023,060	$9,504,544
35,742,945	38,022,767	63,058,176	35,297,888
41,703,446	(20,062,207)	63,551,569	5,740,702
80,772,698	21,578,645	140,632,805	50,543,134

(2,649,600)	(1,438,497)	(7,117,184)	(2,983,993)
(849,532)	(333,408)	(1,604,335)	(776,082)
(3,558,755)	(1,833,363)	(15,064,907)	(6,099,777)
(12,907)	(4,961)	(77,973)	(29,340)
(118,913)	(78,416)	(183,527)	(56,795)
(110,002)	(22,591)	(117,611)	(21,905)
(275)	(159)	(1,994)	(140)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(7,299,984)	(3,711,395)	(24,167,531)	(9,968,032)

47,255,994	20,190,800	165,939,453	111,176,894
6,908,591	3,533,154	23,310,034	9,557,323
(80,953,284)	(58,373,346)	(209,763,801)	(193,346,065)
(26,788,699)	(34,649,392)	(20,514,314)	(72,611,848)
46,684,015	(16,782,142)	95,950,960	(32,036,746)

326,822,490	343,604,632	890,599,934	922,636,680
$373,506,505	$326,822,490	$986,550,894	$890,599,934
$97,461	$77,047	$581,857	$89,718

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$9,365,836	$6,858,664
Net realized gain (loss)	82,969,769	55,228,578
Net change in unrealized gain (loss)	71,356,011	(14,016,866)
Net increase in net assets resulting from operations	163,691,616	48,070,376

Distributions to shareholders:
From net investment income
Class A Shares	(7,343,791)	(2,754,301)
Class C Shares	(1,941,823)	(192,382)
Institutional Shares	(12,067,688)	(4,305,425)
Service Shares	(66,907)	(19,237)
Investor Shares(a)	(211,478)	(51,626)
Class R Shares	(146,324)	(19,732)
Class R6 Shares	(25,853)	(137)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares(a)	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(21,803,864)	(7,342,840)

From share transactions:
Proceeds from sales of shares	146,419,550	78,370,140
Reinvestment of distributions	20,734,721	7,099,351
Cost of shares redeemed	(181,982,948)	(146,620,200)
Net increase (decrease) in net assets resulting from share transactions	(14,828,677)	(61,150,709)
TOTAL INCREASE (DECREASE)	127,059,075	(20,423,173)

Net assets:
Beginning of year	790,007,649	810,430,822
End of year	$917,066,724	$790,007,649
Undistributed (distribution in excess of) net investment income (loss)	$41,306	$160,122

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$20,145,476	$24,437,036
57,640,869	(18,747,170)
20,156,478	43,658,744
97,942,823	49,348,610

(1,869,309)	(3,051,540)
(1,157,089)	(1,422,156)
(18,281,836)	(20,063,446)
(11,501)	(13,881)
(1,779,204)	(2,135,752)
(81,318)	(86,828)
(1,442,350)	(583,898)

—	(38,772)
—	(18,070)
—	(254,923)
—	(176)
—	(27,137)
—	(1,103)
—	(7,419)
(24,622,607)	(27,705,101)

108,035,680	167,197,541
21,535,001	23,519,413
(271,166,567)	(382,875,703)
(141,595,886)	(192,158,749)
(68,275,670)	(170,515,240)

743,525,810	914,041,050
$675,250,140	$743,525,810
$276,895	$—

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$10.82	$0.16	$1.05	$1.21	$(0.27)	$(0.21)	—	$(0.48)
2017 - C	10.82	0.07	1.05	1.12	(0.18)	(0.21)	—	(0.39)
2017 - Institutional	10.82	0.21	1.04	1.25	(0.31)	(0.21)	—	(0.52)
2017 - Service	10.94	0.15	1.06	1.21	(0.26)	(0.21)	—	(0.47)
2017 - Investor(g)	10.78	0.18	1.05	1.23	(0.30)	(0.21)	—	(0.51)
2017 - R	10.79	0.15	1.02	1.17	(0.25)	(0.21)	—	(0.46)
2017 - R6	10.83	0.54	0.71	1.25	(0.32)	(0.21)	—	(0.53)
2016 - A	10.41	0.11	0.41	0.52	(0.11)	—	—	(0.11)
2016 - C	10.41	0.03	0.42	0.45	(0.04)	—	—	(0.04)
2016 - Institutional	10.42	0.16	0.40	0.56	(0.16)	—	—	(0.16)
2016 - Service	10.45	0.10	0.49	0.59	(0.10)	—	—	(0.10)
2016 - Investor(g)	10.37	0.14	0.41	0.55	(0.14)	—	—	(0.14)
2016 - R	10.36	0.09	0.43	0.52	(0.09)	—	—	(0.09)
2016 - R6	10.42	0.15	0.42	0.57	(0.16)	—	—	(0.16)
2015 - A	11.06	0.33	(0.43)	(0.10)	(0.38)	—	(0.17)	(0.55)
2015 - C	11.07	0.24	(0.43)	(0.19)	(0.32)	—	(0.15)	(0.47)
2015 - Institutional	11.07	0.39	(0.44)	(0.05)	(0.40)	—	(0.20)	(0.60)
2015 - Service	11.10	0.39	(0.50)	(0.11)	(0.36)	—	(0.18)	(0.54)
2015 - Investor(g)	11.03	0.36	(0.44)	(0.08)	(0.39)	—	(0.19)	(0.58)
2015 - R	11.02	0.36	(0.49)	(0.13)	(0.34)	—	(0.19)	(0.53)
2015 - R6 ( Commenced July 31, 2015)	11.16	0.30	(0.52)	(0.22)	(0.35)	—	(0.17)	(0.52)
2014 - A	11.13	0.21	0.06	0.27	(0.34)	—	—	(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)	—	—	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)	—	—	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)	—	—	(0.33)
2014 - Investor(g)	11.09	0.25	0.06	0.31	(0.37)	—	—	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)	—	—	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)	—	—	(0.29)
2013 - C	10.56	0.17	0.61	0.78	(0.21)	—	—	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)	—	—	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)	—	—	(0.28)
2013 - Investor(g)	10.53	0.37	0.51	0.88	(0.32)	—	—	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)	—	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.55	11.19%	$119,662	0.62%		0.68%		1.40%		81%
11.55	10.30	34,542	1.37		1.42		0.58		81
11.55	11.63	353,778	0.22		0.28		1.85		81
11.68	11.04	833	0.72		0.78		1.31		81
11.50	11.41	3,976	0.37		0.42		1.60		81
11.50	10.81	8,629	0.87		0.93		1.30		81
11.55	11.54	551	0.31		0.39		4.64		81
10.82	5.04	129,445	0.59		0.67		1.01		76
10.82	4.24	47,217	1.34		1.42		0.27		76
10.82	5.36	285,795	0.19		0.27		1.46		76
10.94	5.67	831	0.69		0.77		0.93		76
10.78	5.33	4,810	0.34		0.42		1.30		76
10.79	5.02	6,110	0.84		0.92		0.85		76
10.83	5.46	10	0.19		0.27		1.45		76
10.41	(0.90)	146,047	0.59		0.65		2.95		48
10.41	(1.65)	53,734	1.34		1.40		2.20		48
10.42	(0.49)	234,110	0.19		0.25		3.48		48
10.45	(0.99)	967	0.69		0.75		3.47		48
10.37	(0.73)	4,555	0.34		0.40		3.29		48
10.36	(1.23)	5,196	0.84		0.90		3.22		48
10.42	(2.01)	10	0.19	(f)	0.23	(f)	6.52	(f)	48
11.06	2.40	173,813	0.60		0.66		1.85		38
11.07	1.71	63,726	1.35		1.41		1.05		38
11.07	2.90	254,620	0.20		0.26		2.22		38
11.10	2.38	1,391	0.70		0.75		1.65		38
11.03	2.76	4,980	0.35		0.41		2.23		38
11.02	2.25	5,436	0.85		0.90		1.61		38
11.13	8.23	186,034	0.60		0.65		2.29		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$15.25	$0.16	$3.80	$3.96	$(0.37)
2017 - C	14.58	0.01	3.65	3.66	(0.23)
2017 - Institutional	15.38	0.24	3.83	4.07	(0.44)
2017 - Service	15.19	0.16	3.76	3.92	(0.36)
2017 - Investor(g)	15.03	0.18	3.78	3.96	(0.41)
2017 - R	15.15	0.19	3.70	3.89	(0.35)
2017 - R6	15.37	0.12	3.96	4.08	(0.41)
2016 - A	14.44	0.16	0.83	0.99	(0.18)
2016 - C	13.82	0.05	0.78	0.83	(0.07)
2016 - Institutional	14.57	0.23	0.82	1.05	(0.24)
2016 - Service	14.39	0.15	0.81	0.96	(0.16)
2016 - Investor(g)	14.25	0.21	0.79	1.00	(0.22)
2016 - R	14.37	0.16	0.78	0.94	(0.16)
2016 - R6	14.57	0.24	0.80	1.04	(0.24)
2015 - A	14.46	0.09	0.03	0.12	(0.14)
2015 - C	13.83	(0.02)	0.04	0.02	(0.03)
2015 - Institutional	14.58	0.16	0.03	0.19	(0.20)
2015 - Service	14.40	0.08	0.03	0.11	(0.12)
2015 - Investor(g)	14.27	0.13	0.03	0.16	(0.18)
2015 - R	14.37	0.04	0.05	0.09	(0.09)
2015 - R6 (Commenced July 31, 2015)	15.38	0.14	(0.74)	(0.60)	(0.21)
2014 - A	14.29	0.23	0.20	0.43	(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - Investor(g)	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - Investor(g)	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)	Portfolio turnover rate(e)

$18.84	25.96%	$137,276	0.59%		0.67%		0.93%	53%
18.01	25.08	68,315	1.34		1.42		0.08	53
19.01	26.48	155,828	0.20		0.28		1.40	53
18.75	25.79	684	0.69		0.78		0.91	53
18.58	26.35	5,481	0.34		0.42		1.07	53
18.69	25.70	5,910	0.84		0.92		1.06	53
19.04	26.54	13	0.18		0.24		0.66	53
15.25	6.81	124,514	0.59		0.69		1.12	39
14.58	5.95	75,027	1.34		1.44		0.33	39
15.38	7.18	119,108	0.19		0.29		1.55	39
15.19	6.66	470	0.69		0.79		1.01	39
15.03	6.99	5,663	0.34		0.44		1.47	39
15.15	6.49	2,031	0.84		0.94		1.10	39
15.37	7.12	10	0.19		0.28		1.63	39
14.44	0.83	134,851	0.59		0.67		0.63	18
13.82	0.13	83,743	1.34		1.42		(0.15)	18
14.57	1.31	117,357	0.19		0.27		1.05	18
14.39	0.78	577	0.69		0.77		0.52	18
14.25	1.11	5,282	0.34		0.42		0.91	18
14.37	0.61	1,785	0.84		0.92		0.28	18
14.57	(3.93)	10	0.18	(f)	0.29	(f)	2.32 (f)	18
14.46	3.01	148,611	0.60		0.68		1.56	23
13.83	2.18	96,667	1.35		1.42		0.71	23
14.58	3.38	130,499	0.20		0.28		1.96	23
14.40	2.94	626	0.70		0.77		1.27	23
14.27	3.27	5,280	0.35		0.43		2.19	23
14.37	2.77	2,339	0.85		0.92		0.86	23
14.29	23.51	152,264	0.60		0.68		1.45	21
13.68	22.60	106,208	1.35		1.43		0.68	21
14.41	23.96	124,275	0.20		0.28		2.07	21
14.22	23.28	715	0.70		0.78		1.48	21
14.11	23.77	3,735	0.35		0.43		3.55	21
14.17	23.17	3,740	0.84		0.93		0.85	21

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$12.17	$0.18	$1.79	$1.97	$(0.33)
2017 - C	11.90	0.06	1.76	1.82	(0.23)
2017 - Institutional	12.21	0.24	1.78	2.02	(0.38)
2017 - Service	12.14	0.17	1.77	1.94	(0.31)
2017 - Investor(g)	12.12	0.23	1.75	1.98	(0.36)
2017 - R	12.09	0.18	1.73	1.91	(0.30)
2017 - R6	12.20	0.30	1.73	2.03	(0.38)
2016 - A	11.62	0.11	0.56	0.67	(0.12)
2016 - C	11.42	0.02	0.54	0.56	(0.08)
2016 - Institutional	11.66	0.17	0.55	0.72	(0.17)
2016 - Service	11.60	0.11	0.54	0.65	(0.11)
2016 - Investor(g)	11.57	0.16	0.54	0.70	(0.15)
2016 - R	11.56	0.09	0.54	0.63	(0.10)
2016 - R6	11.66	0.17	0.54	0.71	(0.17)
2015 - A	12.10	0.25	(0.31)	(0.06)	(0.42)
2015 - C	11.91	0.16	(0.31)	(0.15)	(0.34)
2015 - Institutional	12.14	0.32	(0.33)	(0.01)	(0.47)
2015 - Service	12.07	0.25	(0.32)	(0.07)	(0.40)
2015 - Investor(g)	12.05	0.29	(0.32)	(0.03)	(0.45)
2015 - R	12.03	0.23	(0.31)	(0.08)	(0.39)
2015 - R6 (Commenced July 31, 2015)	12.42	0.26	(0.62)	(0.36)	(0.40)
2014 - A	12.14	0.20	0.07	0.27	(0.31)
2014 - C	11.99	0.10	0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26	0.06	0.32	(0.36)
2014 - Service	12.11	0.20	0.06	0.26	(0.30)
2014 - Investor(g)	12.09	0.25	0.05	0.30	(0.34)
2014 - R	12.08	0.16	0.07	0.23	(0.28)
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - Investor(g)	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portflio distributions or the redemption of portflio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$13.81	16.19%	$302,116	0.59%		0.63%		1.35%		81%
13.49	15.31	94,118	1.34		1.38		0.50		81
13.85	16.60	574,136	0.19		0.23		1.80		81
13.77	16.03	3,414	0.69		0.73		1.27		81
13.74	16.39	7,241	0.34		0.38		1.72		81
13.70	15.83	5,441	0.84		0.88		1.35		81
13.85	16.71	84	0.18		0.22		2.21		81
12.17	5.75	302,858	0.59		0.64		0.95		67
11.90	4.86	121,778	1.34		1.39		0.18		67
12.21	6.15	455,273	0.19		0.24		1.42		67
12.14	5.58	3,253	0.69		0.74		0.90		67
12.12	6.04	4,769	0.34		0.39		1.37		67
12.09	5.40	2,659	0.84		0.89		0.75		67
12.20	6.07	10	0.19		0.23		1.43		67
11.62	(0.54)	341,468	0.59		0.63		2.08		40
11.42	(1.24)	143,257	1.34		1.38		1.30		40
11.66	(0.13)	429,243	0.19		0.23		2.59		40
11.60	(0.56)	3,246	0.69		0.73		2.03		40
11.57	(0.29)	3,085	0.34		0.38		2.42		40
11.56	(0.69)	2,330	0.84		0.88		1.89		40
11.66	(2.87)	10	0.19	(f)	0.21	(f)	5.04	(f)	40
12.10	2.22	408,488	0.60		0.63		1.64		35
11.91	1.46	169,745	1.35		1.38		0.80		35
12.14	2.62	421,720	0.20		0.23		2.11		35
12.07	2.11	3,725	0.70		0.73		1.58		35
12.05	2.49	3,478	0.35		0.38		2.00		35
12.03	1.97	2,438	0.85		0.88		1.27		35
12.14	13.10	435,812	0.60		0.63		1.74		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		4.42		50

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$13.39	$0.15	$2.67	$2.82	$(0.38)
2017 - C	13.37	0.03	2.66	2.69	(0.25)
2017 - Institutional	13.37	0.22	2.66	2.88	(0.44)
2017 - Service	13.35	0.15	2.64	2.79	(0.37)
2017 - Investor(g)	13.20	0.23	2.58	2.81	(0.42)
2017 - R	13.08	0.16	2.54	2.70	(0.36)
2017 - R6	13.37	0.17	2.71	2.88	(0.44)
2016 - A	12.70	0.11	0.70	0.81	(0.12)
2016 - C	12.68	0.01	0.70	0.71	(0.02)
2016 - Institutional	12.69	0.17	0.69	0.86	(0.18)
2016 - Service	12.67	0.10	0.69	0.79	(0.11)
2016 - Investor(g)	12.52	0.15	0.69	0.84	(0.16)
2016 - R	12.41	0.08	0.69	0.77	(0.10)
2016 - R6	12.68	0.17	0.70	0.87	(0.18)
2015 - A	12.91	0.15	(0.16)	(0.01)	(0.20)
2015 - C	12.88	0.05	(0.15)	(0.10)	(0.10)
2015 - Institutional	12.90	0.22	(0.17)	0.05	(0.26)
2015 - Service	12.88	0.14	(0.16)	(0.02)	(0.19)
2015 - Investor(g)	12.73	0.19	(0.16)	0.03	(0.24)
2015 - R	12.62	0.12	(0.16)	(0.04)	(0.17)
2015 - R6 (Commenced July 31, 2015)	13.44	0.18	(0.68)	(0.50)	(0.26)
2014 - A	12.89	0.19	0.12	0.31	(0.29)
2014 - C	12.85	0.07	0.13	0.20	(0.17)
2014 - Institutional	12.88	0.24	0.12	0.36	(0.34)
2014 - Service	12.84	0.15	0.15	0.30	(0.26)
2014 – Investor(g)	12.72	0.25	0.08	0.33	(0.32)
2014 - R	12.59	0.11	0.15	0.26	(0.23)
2013 - A	11.05	0.14	1.88	2.02	(0.18)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - Investor(g)	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$15.83	21.02%	$316,078	0.59%		0.63%		1.00%		85%
15.81	20.08	126,894	1.34		1.38		0.18		85
15.81	21.53	455,902	0.20		0.24		1.46		85
15.77	20.88	2,888	0.70		0.74		1.00		85
15.59	21.30	8,008	0.34		0.39		1.54		85
15.42	20.67	6,334	0.84		0.89		1.06		85
15.81	21.51	964	0.18		0.23		1.12		85
13.39	6.38	301,331	0.59		0.65		0.83		59
13.37	5.57	144,292	1.34		1.40		0.08		59
13.37	6.76	335,237	0.19		0.25		1.33		59
13.35	6.26	2,237	0.69		0.75		0.81		59
13.20	6.70	4,352	0.34		0.40		1.18		59
13.08	6.16	2,548	0.84		0.90		0.65		59
13.37	6.76	10	0.19		0.25		1.33		59
12.70	(0.08)	336,880	0.59		0.64		1.15		38
12.68	(0.82)	161,733	1.34		1.39		0.39		38
12.69	0.35	303,237	0.19		0.23		1.68		38
12.67	(0.17)	2,135	0.69		0.74		1.09		38
12.52	0.20	4,114	0.34		0.39		1.50		38
12.41	(0.31)	2,323	0.84		0.89		0.95		38
12.68	(3.66)	10	0.21	(f)	0.25	(f)	3.22	(f)	38
12.91	2.36	385,409	0.60		0.64		1.46		26
12.88	1.59	190,125	1.35		1.39		0.57		26
12.90	2.76	267,677	0.20		0.24		1.84		26
12.88	2.32	2,509	0.70		0.74		1.11		26
12.73	2.58	4,496	0.35		0.39		1.92		26
12.62	2.06	2,461	0.85		0.89		0.84		26
12.89	18.31	389,445	0.60		0.64		1.19		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$7.64	$0.20	$0.88	$1.08	$(0.27)	$—	$—		$(0.27)
2017 - C	7.60	0.14	0.87	1.01	(0.21)	—	—		(0.21)
2017 - Institutional	7.62	0.24	0.88	1.12	(0.31)	—	—		(0.31)
2017 - Service	7.63	0.20	0.86	1.06	(0.26)	—	—		(0.26)
2017 - Investor(h)	7.62	0.22	0.88	1.10	(0.29)	—	—		(0.29)
2017 - R	7.61	0.19	0.86	1.05	(0.25)	—	—		(0.25)
2017 - R6	7.63	0.25	0.86	1.11	(0.31)	—	—		(0.31)
2016 - A	7.45	0.20	0.24	0.44	(0.25)	—	—	(f)	(0.25)
2016 - C	7.41	0.15	0.23	0.38	(0.19)	—	—	(f)	(0.19)
2016 - Institutional	7.43	0.23	0.24	0.47	(0.28)	—	—	(f)	(0.28)
2016 - Service	7.43	0.18	0.26	0.44	(0.24)	—	—	(f)	(0.24)
2016 - Investor(h)	7.43	0.23	0.23	0.46	(0.27)	—	—	(f)	(0.27)
2016 - R	7.42	0.19	0.23	0.42	(0.23)	—	—	(f)	(0.23)
2016 - R6	7.44	0.63	(0.15)	0.48	(0.28)	—	(0.01)		(0.29)
2015 - A	7.89	0.19	(0.44)	(0.25)	(0.19)	—	—		(0.19)
2015 - C	7.84	0.13	(0.43)	(0.30)	(0.13)	—	—		(0.13)
2015 - Institutional	7.87	0.23	(0.45)	(0.22)	(0.22)	—	—		(0.22)
2015 - Service	7.84	0.14	(0.40)	(0.26)	(0.15)	—	—		(0.15)
2015 - Investor(h)	7.87	0.21	(0.44)	(0.23)	(0.21)	—	—		(0.21)
2015 - R	7.86	0.18	(0.45)	(0.27)	(0.17)	—	—		(0.17)
2015 - R6 (Commenced July 31, 2015)	7.91	0.11	(0.46)	(0.35)	(0.12)	—	—		(0.12)
2014 - A	8.16	0.21	(0.23)	(0.02)	(0.21)	(0.04)	—		(0.25)
2014 - C	8.12	0.15	(0.24)	(0.09)	(0.15)	(0.04)	—		(0.19)
2014 - Institutional	8.15	0.25	(0.24)	0.01	(0.25)	(0.04)	—		(0.29)
2014 - Service	8.12	0.19	(0.22)	(0.03)	(0.21)	(0.04)	—		(0.25)
2014 - Investor(h)	8.15	0.23	(0.24)	(0.01)	(0.23)	(0.04)	—		(0.27)
2014 - R	8.13	0.18	(0.22)	(0.04)	(0.19)	(0.04)	—		(0.23)
2013 - A	8.22	0.25	(0.04)	0.21	(0.27)	—	—		(0.27)
2013 - C	8.18	0.19	(0.04)	0.15	(0.21)	—	—		(0.21)
2013 - Institutional	8.21	0.29	(0.04)	0.25	(0.31)	—	—		(0.31)
2013 - Service	8.19	0.24	(0.04)	0.20	(0.27)	—	—		(0.27)
2013 - Investor(h)	8.21	0.28	(0.04)	0.24	(0.30)	—	—		(0.30)
2013 - R	8.19	0.24	(0.04)	0.20	(0.26)	—	—		(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.
(h)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$8.45	14.28%	$53,090	0.57%		0.61%		2.42%		57%
8.40	13.37	44,710	1.32		1.36		1.78		57
8.43	14.80	488,118	0.17		0.22		2.96		57
8.43	14.06	350	0.67		0.72		2.41		57
8.43	14.62	46,011	0.32		0.36		2.74		57
8.41	13.94	2,645	0.82		0.86		2.33		57
8.43	14.66	40,326	0.16		0.20		3.09		57
7.64	5.92	84,529	0.57		0.61		2.62		22
7.60	5.17	53,575	1.32		1.36		1.94		22
7.62	6.38	509,681	0.17		0.21		3.08		22
7.63	5.92	408	0.67		0.71		2.40		22
7.62	6.22	58,740	0.32		0.36		3.02		22
7.61	5.71	2,788	0.82		0.86		2.49		22
7.63	6.40	33,805	0.15		0.17		8.15		22
7.45	(3.24)	118,345	0.57		0.60		2.43		22
7.41	(3.89)	68,765	1.32		1.35		1.66		22
7.43	(2.84)	655,268	0.17		0.20		2.85		22
7.43	(3.32)	988	0.67		0.70		1.81		22
7.43	(2.99)	67,547	0.32		0.35		2.69		22
7.42	(3.49)	3,119	0.82		0.85		2.24		22
7.44	(4.43)	10	0.15	(g)	0.18	(g)	3.58	(g)	22
7.89	(0.28)	177,204	0.58		0.60		2.50		20
7.84	(1.16)	102,605	1.33		1.35		1.79		20
7.87	– (f)	833,657	0.18		0.20		2.97		20
7.84	(0.39)	14,085	0.68		0.70		2.30		20
7.87	(0.15)	86,018	0.33		0.35		2.78		20
7.86	(0.54)	3,495	0.83		0.85		2.23		20
8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, the Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

72

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

73

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Portfolio sells protection through a credit default swap, a Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the

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Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

notional amount of the swap in a physically settled trade. A Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Portfolio bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

BALANCED STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2		Level 3
Assets
Underlying Funds
Dynamic	$96,165,186		$—		$—
Equity	143,597,902		—		—
Exchange-Traded Funds	19,823,396		—		—
Fixed Income	234,060,002		—		—
Investment Company	15,510,488		—		—
Total	$509,156,974	$		$

Derivative Type
Assets
Futures Contracts(a)	$1,800,063		$—		$—
Options Purchased	2,185,575		—		—
Total	$3,985,638		$—		$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$274,148,987	$—	$—
Exchange-Traded Funds	84,344,408	—	—
Investment Company	8,291,444	—	—
Total	$366,784,839	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$481,603	$—	$—
Options Purchased	—	30,048	—
Total	$481,603	$30,048	$—
Liabilities
Futures Contracts(a)	$(128,646)	$—	$—
Written Options	—	(1,464)	—
Total	$(128,646)	$(1,464)	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$415,267,136	$—	$—
Exchange-Traded Funds	100,428,395	—	—
Fixed Income	237,359,191	—	—
Dynamic	184,894,366	—	—
Investment Company	22,969,330	—	—
Total	$960,918,418	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$3,987,195	$—	$—
Options Purchased	4,682,319	—	—
Total	$8,669,514	$—	$—

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Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$145,841,817	$—	$—
Equity	540,182,561	—	—
Exchange-Traded Funds	128,904,584	—	—
Fixed Income	45,396,756	—	—
Investment Company	24,840,935	—	—
Total	$885,166,653	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$4,911,997	$—	$—
Options Purchased	6,335,719	—	—
Total	$11,247,716	$—	$—

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$383,265,264	$—	$—
Exchange-Traded Funds	28,863,362	—	—
Fixed Income	261,108,810	—	—
Investment Company	311	—	—
Total	$673,237,747	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purpose) as of December 31, 2017. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on future Contracts	$606,965	(a)	—	$—
Interest Rate	Variation margin on future Contracts; Purchased options, at value	3,378,673		—	—
Total		$3,985,638			$—

Equity Growth Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on future Contracts; Purchased Options, at value	$511,651	(a)	Variation margin on future Contracts; Written Options, at value	$(130,110)	(a)

Growth and Income Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on future contracts	$1,120,302	(a)	—	$—
Interest	Variation margin on future contracts; Purchased option, at value	7,549,212		—	—
Total		$8,669,514			$—

Growth Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest	Variation margin on future contracts	$10,152,136	(a)	—	$—
Equity	Variation margin on future contracts; Purchased option, at value	$1,095,580	(a)	—	$—
Total		$11,247,716			$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2017 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that

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Notes to Financial Statements (continued)

December 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	(823,798)	(32,122)	1,040
Credit	Net realized gain (loss) from swap contracts	(78,865)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	106,444	—	22
Equity	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts	2,745,354	606,965	454
Total		$1,949,135	$574,843	1,517

Equity Growth Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$1,552,086	$263,764	458

Growth and Income Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(1,842,905)	$199,648	2,227
Credit	Net realized gain (loss) from swap contracts	(142,035)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	190,086	—	23
Equity	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts	5,306,599	1,120,302	1,100
Total		$3,511,745	$1,319,950	3,351

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options and futures contracts	$(2,406,069)	42,778	2,752
Credit	Net realized gain (loss) from swap contracts	(131,131)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	183,846	(9,801)	23
Equity	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	5,044,154	1,095,580	1,022
Total		$2,690,800	$1,128,557	3,798

(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, a Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Portfolio and the counterparty. Additionally, a Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. A Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$7,657	$—
Equity Growth Strategy	9,770	218
Growth and Income Strategy	16,896	—
Growth Strategy	18,624	—
Satellite Strategies	4,144	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$135	$285,521	285,656
Equity Growth Strategy	156	290,922	291,078
Growth and Income Strategy	278	359,249	359,527
Growth Strategy	381	375,006	375,387
Satellite Strategies	112	300,574	300,686

G.  Line of Credit Facility — As of December 31, 2017, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 100% and 14% or more of Class R6 Shares of the Equity Growth Strategy Portfolio and the Growth and Income Strategy Portfolio, respectively.

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Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2017 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market value as of 12/31/2016	Purchases at Cost	Proceeds from sales	Net Realized gain (loss)	Change in unrealized gain (loss)	Market value as of 12/31/2017	Shares as of 12/31/2017	Dividend income	Capital gain distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$12,269	$(2,714)	$273	$1,693	$11,521	322	$215	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	25,677	(19,002)	693	935	8,303	156	189	—
Goldman Sachs Core Fixed Income Fund	12,405	34,469	(40,410)	225	(20)	6,669	635	327	—
Goldman Sachs Alternative Premia Fund*	64,299	10,250	(54,389)	749	(112)	20,797	2,293	473	4,156
Goldman Sachs Emerging Markets Debt Fund	14,484	25,753	(18,110)	335	565	23,027	1,784	1,067	—
Goldman Sachs Emerging Markets Equity Insights Fund	34,493	29,329	(32,659)	3,062	6,502	40,727	3,796	580	1,464
Goldman Sachs Focused International Equity Fund	3,347	5,519	(9,497)	445	186	—	—	—	—
Goldman Sachs Global Income Fund	140,600	48,170	(30,107)	195	588	159,446	13,037	3,158	—
Goldman Sachs Global Infrastructure Fund	—	12,494	—	5	220	12,719	1,172	282	—
Goldman Sachs Global Real Estate Securities Fund	—	13,188	(500)	18	473	13,179	1,236	279	2
Goldman Sachs High Yield Fund	28,725	13,894	(3,184)	187	(84)	39,538	6,046	1,852	—
Goldman Sachs International Equity Insights Fund	10,123	20,758	(18,985)	1,323	2,552	15,771	1,160	251	—
Goldman Sachs International Real Estate Securities Fund	5,481	537	(6,422)	(168)	572	—	—	—	—
Goldman Sachs International Small Cap Insights Fund	5,721	9,725	(2,783)	625	1,295	14,583	1,144	254	876
Goldman Sachs Large Cap Growth Insights Fund	15,409	29,544	(28,994)	3,441	1,559	20,959	678	123	834
Goldman Sachs Large Cap Value Fund	14,980	4,124	(19,748)	350	294	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund	34,947	10,125	(27,960)	4,207	327	21,646	988	534	—
Goldman Sachs Local Emerging Markets Debt Fund	14,671	10,751	(21,625)	343	1,240	5,380	816	310	—
Goldman Sachs Managed Futures Strategy Fund	18,744	13,434	(7,688)	402	(217)	24,675	2,346	—	115
Goldman Sachs Real Estate Securities Fund	5,642	860	(6,401)	(449)	348	—	—	43	—
Goldman Sachs Small Cap Equity Insights Fund	8,697	1,391	(6,527)	914	(460)	4,015	154	11	—
Goldman Sachs Strategic Growth Fund	6,566	2,193	(9,700)	306	635	—	—	—	—
Goldman Sachs Strategic Income Fund	35,308	3,932	(39,205)	(3,258)	3,223	—	—	66	—
Goldman Sachs Tactical Exposure Fund	—	52,843	(1,400)	4	(756)	50,691	5,146	126	218
Goldman Sachs High Yield Floating Rate Fund	—	2,588	(2,572)	(16)	—	—	—	37	—
Total	$474,642	$393,817	$(410,582)	$14,211	$21,558	$493,646		$10,177	$7,665

84

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
Underlying Funds	Market value as of 12/31/2016	Purchases at Cost	Proceeds from sales	Net Realized gain (loss)	Change in unrealized gain (loss)	Market value as of 12/31/2017	Shares as of 12/31/2017	Dividend income	Capital gain distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$24,344	$(2,044)	$174	$3,873	$26,347	736	$461	$—
Goldman Sachs ActiveBeta International Equity ETF	—	20,087	(706)	29	2,348	21,758	725	442	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	33,312	(1,951)	154	4,001	35,516	666	483	—
Goldman Sachs Emerging Markets Equity Insights Fund	44,450	35,730	(26,623)	3,093	12,042	68,692	6,402	977	2,521
Goldman Sachs Focused International Equity Fund	21,457	3,916	(27,697)	1,240	1,084	—	—	—	—
Goldman Sachs Global Real Estate Securities Fund	—	23,122	—	—	1,007	24,129	2,264	520	2
Goldman Sachs International Equity Insights Fund	64,676	10,447	(35,758)	4,901	9,897	54,163	3,983	864	—
Goldman Sachs International Real Estate Securities Fund	6,566	196	(7,233)	(342)	813	—	—	—	—
Goldman Sachs International Small Cap Insights Fund	9,770	3,745	(1,653)	844	1,465	14,171	1,111	247	851
Goldman Sachs Large Cap Growth Insights Fund	49,733	2,311	(16,591)	4,288	5,691	45,432	1,469	267	1,808
Goldman Sachs Large Cap Value Fund	27,367	2,773	(31,252)	1,772	(660)	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund	63,857	7,318	(34,155)	10,041	(2,215)	44,846	2,047	931	—
Goldman Sachs Real Estate Securities Fund	6,775	485	(7,149)	321	(432)	—	—	49	—
Goldman Sachs Small Cap Equity Insights Fund	12,230	12,516	(4,126)	771	1,325	22,716	872	62	—
Goldman Sachs Strategic Growth Fund	21,188	101	(24,201)	1,719	1,193	—	—	—	—
Total	$328,069	$180,403	$(221,139)	$29,005	$41,432	$357,770		$5,303	$5,182

Growth and Income Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2017	Shares as of 12/31/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$83,128	$56,785	$(59,483)	$5,115	$18,372	$103,917	9,685	$1,457	$3,816
Goldman Sachs Large Cap Value Insights Fund	97,914	17,384	(55,760)	9,728	4,016	73,282	3,345	1,623	—
Goldman Sachs Large Cap Growth Insights Fund	60,925	57,562	(62,082)	11,207	5,280	72,892	2,357	431	2,985
Goldman Sachs International Equity Insights Fund	68,609	36,844	(58,670)	5,507	11,499	63,789	4,690	1,017	—
Goldman Sachs International Small Cap Insights Fund	15,960	19,690	(7,000)	3,284	1,416	33,350	2,616	580	2,004
Goldman Sachs Global Infrastructure Fund	—	26,765	—	—	540	27,305	2,517	625	—
Goldman Sachs Global Real Estate Securities Fund	—	26,310	—	—	983	27,293	2,560	566	3
Goldman Sachs Small Cap Equity Insights Fund	21,556	4,828	(14,395)	2,220	(769)	13,440	516	36	—

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2017	Shares as of 12/31/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs Global Income Fund	$123,543	$54,111	$(87,608)	$115	$705	$90,866	7,430	$2,070	$—
Goldman Sachs High Yield Fund	44,534	43,799	(3,367)	196	(291)	84,871	12,977	3,577	—
Goldman Sachs Emerging Markets Debt Fund	18,133	58,195	(25,383)	373	846	52,164	4,041	2,068	—
Goldman Sachs Local Emerging Markets Debt Fund	18,405	17,482	(28,351)	313	1,609	9,458	1,435	882	—
Goldman Sachs Tactical Exposure Fund	—	97,898	—	—	(1,425)	96,473	9,794	233	415
Goldman Sachs Managed Futures Strategy Fund	34,842	26,926	(14,229)	734	(247)	48,026	4,565	—	224
Goldman Sachs Alternative Premia Fund*	119,607	15,609	(95,666)	788	57	40,395	4,454	919	8,073
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	73,151	(29,128)	1,468	5,333	50,824	952	789	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	29,458	(3,436)	264	4,529	30,815	861	544	—
Goldman Sachs ActiveBeta International Equity ETF	—	17,036	—	—	1,753	18,789	626	336	—
Goldman Sachs Large Cap Value Fund	41,995	6,773	(50,520)	1,044	708	—	—	—	—
Goldman Sachs Strategic Growth Fund	25,965	3,274	(32,909)	1,867	1,803	—	—	—	—
Goldman Sachs Focused International Equity Fund	22,715	10,118	(35,610)	1,579	1,198	—	—	—	—
Goldman Sachs Real Estate Securities Fund	11,058	948	(11,823)	644	(827)	—	—	80	—
Goldman Sachs International Real Estate Securities Fund	10,727	367	(11,866)	(70)	842	—	—	—	—
Goldman Sachs Strategic Income Fund	43,757	3,719	(47,292)	(4,539)	4,355	—	—	232	—
Goldman Sachs Core Fixed Income Fund	23,107	23,077	(46,163)	25	(46)	—	—	116	—
Total	$886,480	$728,109	$(780,741)	$41,862	$62,239	$937,949		$18,181	$17,520

Growth Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2017	Shares as of 12/31/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs Tactical Exposure Fund	$—	$88,906	$—	$—	$(1,329)	$87,577	8,891	$218	$389
Goldman Sachs Alternative Premia Fund*	105,698	15,568	(85,281)	717	(72)	36,630	4,039	833	7,321
Goldman Sachs Managed Futures Strategy Fund	30,798	3,324	(13,034)	676	(130)	21,634	2,056	—	104
Goldman Sachs Emerging Markets Equity Insights Fund	90,182	85,113	(53,394)	6,604	25,214	153,719	14,326	2,187	5,728
Goldman Sachs Large Cap Value Insights Fund	114,234	13,786	(61,065)	11,824	3,679	82,458	3,764	1,790	—
Goldman Sachs Large Cap Growth Insights Fund	75,394	45,914	(60,333)	11,761	7,660	80,396	2,599	474	3,197

86

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2017	Shares as of 12/31/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs International Equity Insights Fund	$103,077	$35,552	$(90,030)	$12,298	$10,083	$70,980	5,219	$1,132	$—
Goldman Sachs Global Real Estate Securities Fund	—	60,588	—	—	2,388	62,976	5,908	1,323	6
Goldman Sachs International Small Cap Insights Fund	18,806	30,422	(10,889)	5,399	854	44,592	3,497	776	2,679
Goldman Sachs Small Cap Equity Insights Fund	26,500	16,125	(13,999)	2,487	688	31,801	1,221	86	—
Goldman Sachs Global Infrastructure Fund	—	13,006	—	5	250	13,261	1,222	301	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	80,445	(23,017)	1,332	7,040	65,800	1,233	968	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	49,988	(8,020)	786	7,367	50,121	1,400	910	—
Goldman Sachs ActiveBeta International Equity ETF	—	12,445	—	—	538	12,983	433	142	—
Goldman Sachs High Yield Fund	10,256	35,985	(9,433)	229	(595)	36,442	5,572	1,667	—
Goldman Sachs Emerging Markets Debt Fund	8,243	42,800	(42,931)	610	234	8,956	694	634	—
Goldman Sachs Large Cap Value Fund	49,049	5,147	(56,310)	2,469	(355)	—	—	—	—
Goldman Sachs Focused International Equity Fund	34,172	9,874	(47,960)	2,168	1,746	—	—	—	—
Goldman Sachs Strategic Growth Fund	32,113	4,879	(41,792)	2,932	1,868	—	—	—	—
Goldman Sachs Real Estate Securities Fund	13,026	1,201	(14,008)	424	(643)	—	—	96	—
Goldman Sachs International Real Estate Securities Fund	12,636	516	(14,076)	(266)	1,190	—	—	—	—
Goldman Sachs Strategic Income Fund	19,335	1,880	(21,194)	(1,937)	1,916	—	—	37	—
Goldman Sachs Core Fixed Income Fund	19,182	13,982	(33,142)	15	(37)	—	—	70	—
Goldman Sachs Global Income Fund	15,399	16,299	(31,594)	(103)	(1)	—	—	32	—
Goldman Sachs Local Emerging Markets Debt Fund	8,349	13,027	(22,328)	278	674	—	—	75	—
Total	$786,449	$696,772	$(753,830)	$60,708	$70,227	$860,326		$13,751	$19,424

Satellite Strategies Portfolio
Underlying Funds	Market value as of 12/31/2016	Purchases at Cost	Proceeds from sales	Net Realized gain (loss)	Change in unrealized gain (loss)	Market value as of 12/31/2017	Shares as of 12/31/2017	Dividend income	Capital gain distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$30,872	$(6,851)	$599	$4,243	$28,863	806	$535	$—
Goldman Sachs Commodity Strategy Fund	39,652	3,518	(40,351)	(5,379)	2,560	—	—	—	—
Goldman Sachs Emerging Markets Debt Fund	78,328	64,499	(38,218)	1,638	1,586	107,833	8,353	5,037	—
Goldman Sachs Emerging Markets Equity Fund	32,570	372	(13,985)	3,175	9,636	31,768	1,349	276	—
Goldman Sachs Emerging Markets Equity Insights Fund	40,977	28,928	(18,679)	2,771	10,250	64,247	5,988	914	2,394
Goldman Sachs Global Infrastructure Fund	—	101,242	(11,400)	246	1,985	92,073	8,486	2,243	—

87

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)
Underlying Funds	Market value as of 12/31/2016	Purchases at Cost	Proceeds from sales	Net Realized gain (loss)	Change in unrealized gain (loss)	Market value as of 12/31/2017	Shares as of 12/31/2017	Dividend income	Capital gain distributions
Goldman Sachs Global Real Estate Securities Fund	$—	$129,579	$(21,500)	$546	$4,748	$113,373	10,635	$2,568	$11
Goldman Sachs High Yield Floating Rate Fund	96,678	2,759	(59,119)	(882)	737	40,173	4,150	2,312	—
Goldman Sachs High Yield Fund	82,283	23,929	(29,209)	(119)	761	77,645	11,872	4,539	—
Goldman Sachs International Real Estate Securities Fund	111,754	890	(120,446)	6,472	1,330	—	—	—	—
Goldman Sachs International Small Cap Insights Fund	110,733	6,869	(56,948)	13,040	8,111	81,805	6,416	1,441	4,976
Goldman Sachs Local Emerging Markets Debt Fund	37,037	4,180	(9,862)	(2,591)	6,693	35,457	5,381	1,630	—
Goldman Sachs Real Estate Securities Fund	115,284	5,298	(118,842)	30,744	(32,484)	—	—	795	—
Total	$745,296	$402,935	$(545,410)	$50,260	$20,156	$673,237		$22,290	$7,381

*	Previously known as Goldman Sachs Dynamic Allocation Fund

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended December 31, 2017 (in thousands):

Fund	Beginning Value as of 12/31/2016	Purchases at Cost	Proceeds from Sales	Ending Value as of 12/31/2017	Shares as of 12/31/2017	Dividend Income from Affiliated Investment Companies
Balanced Strategy Portfolio	$—	$110,072	$(94,562)	15,510	15,510	$52
Equity Growth Portfolio	—	47,935	(39,644)	8,291	8,291	54
Growth and Income Portfolio	—	162,888	(139,919)	22,969	22,969	102
Growth Strategy Portfolio	—	160,968	(136,127)	24,841	24,841	75
Satellite Strategies Portfolio	—	11,131	(11,130)	1	1	1

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were:

Portfolio	Purchases	Sales
Balanced Strategy	$397,406,906	$411,661,318
Equity Growth Strategy	181,117,533	221,138,370
Growth and Income Strategy	734,804,210	782,721,757
Growth Strategy	705,074,945	755,687,579
Satellite Strategy	403,570,817	545,410,917

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$20,983,609	$7,299,984	$24,167,531	$21,803,864	$24,622,607
Net long-term capital gains	663,135	—	—	—	—
Total taxable distributions	$21,646,744	$7,299,984	$24,167,531	$21,803,864	$24,622,607
Tax return of capital	$—	$—	$—	$—	$—

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$5,601,817	$3,711,395	$9,968,032	$7,342,840	$27,357,501
Total taxable distributions	$5,601,817	$3,711,395	$9,968,032	$7,342,840	$27,357,501
Tax return of capital	$—	$—	$—	$—	$347,600

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$1,220,117	$97,948	$603,135	$41,305	$276,895
Undistributed long-term capital gains	4,239,497	—	—	—	—
Total undistributed earnings	$5,459,614	$97,948	$603,135	$41,305	$276,895
Capital loss carryforwards:(1)
Expiring 2018	—	(76,608,179)	(187,607,636)	(181,275,105)	(853,855)
Perpetual Short-Term	—	—	—	—	(291,242)
Perpetual Long-Term	—	—	—	—	(26,816,339)
Total capital loss carryforwards	—	$(76,608,179)	$(187,607,636)	$(181,275,105)	$(27,961,436)
Timing differences (Qualified Late Year Loss Deferral)	$—	$(485)	$(21,275)	$—	$—
Unrealized gains (losses) — net	1,880,052	52,266,006	47,708,168	75,359,873	47,940,312
Total accumulated earnings (losses) net	$7,339,666	$(24,244,710)	$(139,317,608)	$(105,873,927)	$20,255,771

(1)	Expiration occurs on December 31 of the year indicated. The Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios utilized $3,815,061, $28,530,467, $48,341,668, $66,302,219 and $15,069,140, respectively, of capital losses in the current fiscal year. The Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios had capital loss carryforwards of $80,884,694, 309,218,963 and $306,597,432, respectively, which expired in the current fiscal year.

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

7. TAX INFORMATION (continued)

As of December 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$507,849,947	$314,782,194	$914,522,509	$810,935,337	$625,297,435
Gross unrealized gain	19,014,116	59,191,284	68,146,084	88,705,464	77,014,086
Gross unrealized loss	(17,134,064)	(6,925,278)	(20,437,916)	(13,345,591)	(29,073,774)
Net unrealized gains (losses) on securities	$1,880,052	$52,266,006	$47,708,168	$75,359,873	$47,940,312

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios’ and result primarily from dividend redesignations and expired capital loss carryforwards, and differences in the tax treatment of swap transactions, foreign currency transactions, and underlying fund investments.

Portfolio	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Balanced Strategy	$—	$(4,449,724)	$4,449,724
Equity Growth Strategy	(80,884,694)	76,890,603	3,994,091
Growth and Income Strategy	(309,218,963)	298,582,353	10,636,610
Growth Strategy	(306,597,432)	294,278,220	12,319,212
Satellite Strategies	—	(4,754,026)	4,754,026

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

91

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,019,648	$22,987,868	1,304,992	$13,770,277
Reinvestment of distributions	387,346	4,473,364	137,043	1,356,933
Shares redeemed	(4,004,670)	(45,419,600)	(3,507,542)	(37,361,092)
	(1,597,676)	(17,958,368)	(2,065,507)	(22,233,882)
Class C Shares
Shares sold	244,978	2,807,847	385,990	4,076,638
Reinvestment of distributions	91,383	1,057,404	17,705	157,731
Shares redeemed	(1,710,527)	(19,411,900)	(1,197,111)	(12,685,410)
	(1,374,166)	(15,546,649)	(793,416)	(8,451,041)
Institutional Shares
Shares sold	10,521,153	119,139,540	10,147,524	108,227,941
Reinvestment of distributions	1,301,377	15,022,502	372,619	3,823,276
Shares redeemed	(7,592,077)	(87,026,490)	(6,585,129)	(69,890,047)
	4,230,453	47,135,552	3,935,014	42,161,170
Service Shares
Shares sold	2,002	23,200	3,381	35,124
Reinvestment of distributions	630	7,359	168	1,696
Shares redeemed	(7,245)	(83,744)	(20,210)	(206,451)
	(4,613)	(53,185)	(16,661)	(169,631)
Investor Shares(a)
Shares sold	170,556	1,911,458	111,987	1,176,013
Reinvestment of distributions	15,463	177,760	6,210	62,622
Shares redeemed	(286,535)	(3,231,464)	(111,022)	(1,171,660)
	(100,516)	(1,142,246)	7,175	66,975
Class R Shares
Shares sold	295,196	3,368,299	155,682	1,660,283
Reinvestment of distributions	27,698	319,071	4,880	48,518
Shares redeemed	(139,109)	(1,573,546)	(95,680)	(990,727)
	183,785	2,113,824	64,882	718,074
Class R6 Shares
Shares sold	45,522	534,077	—	—
Reinvestment of distributions	1,616	18,735	14	150
Shares redeemed	(371)	(4,380)	—	—
	46,767	548,432	14	150
NET INCREASE	1,384,034	$15,097,360	1,131,501	$12,091,815

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

92

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Equity Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,118,905	$19,141,615	570,623	$8,318,394
Reinvestment of distributions	123,539	2,331,215	86,684	1,323,668
Shares redeemed	(2,122,608)	(36,290,165)	(1,825,945)	(26,736,792)
	(880,164)	(14,817,335)	(1,168,638)	(17,094,730)
Class C Shares
Shares sold	176,918	2,887,998	202,232	2,792,612
Reinvestment of distributions	45,101	813,606	19,813	289,463
Shares redeemed	(1,573,526)	(25,446,948)	(1,135,691)	(15,834,867)
	(1,351,507)	(21,745,344)	(913,646)	(12,752,792)
Institutional Shares
Shares sold	1,102,162	19,223,832	488,723	7,044,754
Reinvestment of distributions	185,239	3,526,943	117,877	1,815,311
Shares redeemed	(835,023)	(14,657,843)	(916,564)	(13,784,924)
	452,378	8,092,932	(309,964)	(4,924,859)
Service Shares
Shares sold	5,968	97,457	2,466	37,207
Reinvestment of distributions	488	9,166	266	4,050
Shares redeemed	(895)	(14,789)	(11,914)	(173,518)
	5,561	91,834	(9,182)	(132,261)
Investor Shares(a)
Shares sold	122,048	2,032,302	70,515	1,041,662
Reinvestment of distributions	6,390	118,913	5,207	78,416
Shares redeemed	(210,046)	(3,592,828)	(69,690)	(1,001,202)
	(81,608)	(1,441,613)	6,032	118,876
Class R Shares
Shares sold	208,689	3,514,359	65,279	956,171
Reinvestment of distributions	5,791	108,473	1,455	22,087
Shares redeemed	(32,309)	(573,068)	(56,858)	(842,043)
	182,171	3,049,764	9,876	136,215
Class R6 Shares
Shares sold	20,863	358,431	—	—
Reinvestment of distributions	14	275	11	159
Shares redeemed	(20,863)	(377,643)	—	—
	14	(18,937)	11	159
NET DECREASE	(1,673,155)	$(26,788,699)	(2,385,511)	$(34,649,392)

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

93

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,033,723	$40,000,936	1,365,273	$16,166,069
Reinvestment of distributions	474,770	6,484,686	239,415	2,792,520
Shares redeemed	(6,510,225)	(85,053,822)	(6,101,239)	(72,491,545)
	(3,001,732)	(38,568,200)	(4,496,551)	(53,532,956)
Class C Shares
Shares sold	285,576	3,638,217	456,253	5,256,192
Reinvestment of distributions	113,017	1,524,419	56,296	633,984
Shares redeemed	(3,652,480)	(46,455,360)	(2,831,028)	(32,844,634)
	(3,253,887)	(41,292,724)	(2,318,479)	(26,954,458)
Institutional Shares
Shares sold	8,734,557	115,287,013	7,260,475	86,374,463
Reinvestment of distributions	1,097,182	14,987,996	511,172	6,047,403
Shares redeemed	(5,668,283)	(74,750,245)	(7,281,211)	(86,086,481)
	4,163,456	55,524,764	490,436	6,335,385
Service Shares
Shares sold	23,593	309,270	22,623	266,472
Reinvestment of distributions	1,437	19,619	669	7,816
Shares redeemed	(45,019)	(595,848)	(35,261)	(418,442)
	(19,989)	(266,959)	(11,969)	(144,154)
Investor Shares(a)
Shares sold	276,059	3,583,015	173,666	2,050,582
Reinvestment of distributions	13,512	183,527	4,805	56,795
Shares redeemed	(156,235)	(2,038,389)	(51,436)	(612,640)
	133,336	1,728,153	127,035	1,494,737
Class R Shares
Shares sold	234,088	3,032,994	91,561	1,063,116
Reinvestment of distributions	7,922	107,793	1,597	18,665
Shares redeemed	(64,914)	(848,794)	(74,830)	(892,323)
	177,096	2,291,993	18,328	189,458
Class R6 Shares
Shares sold	6,689	88,008	—	—
Reinvestment of distributions	145	1,994	12	140
Shares redeemed	(1,577)	(21,343)	—	—
	5,257	68,659	12	140
NET DECREASE	(1,796,463)	$(20,514,314)	(6,191,188)	$(72,611,848)

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

94

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,280,715	$33,629,656	1,150,609	$14,703,864
Reinvestment of distributions	417,272	6,613,697	194,046	2,600,263
Shares redeemed	(5,233,193)	(77,133,470)	(5,363,707)	(69,349,359)
	(2,535,206)	(36,890,117)	(4,019,052)	(52,045,232)
Class C Shares
Shares sold	367,579	5,401,620	387,445	4,902,656
Reinvestment of distributions	117,361	1,858,992	12,122	162,306
Shares redeemed	(3,252,549)	(47,320,303)	(2,363,647)	(30,366,375)
	(2,767,609)	(40,059,691)	(1,964,080)	(25,301,413)
Institutional Shares
Shares sold	6,308,205	93,509,718	4,285,762	56,142,009
Reinvestment of distributions	749,696	11,867,682	318,476	4,264,396
Shares redeemed	(3,286,743)	(50,000,690)	(3,435,572)	(44,292,820)
	3,771,158	55,376,710	1,168,666	16,113,585
Service Shares
Shares sold	27,366	414,468	22,477	283,463
Reinvestment of distributions	1,311	20,705	307	4,099
Shares redeemed	(13,150)	(196,049)	(23,697)	(304,647)
	15,527	239,124	(913)	(17,085)
Investor Shares(a)
Shares sold	319,572	4,693,341	91,395	1,177,569
Reinvestment of distributions	13,548	211,478	3,908	51,626
Shares redeemed	(149,180)	(2,151,512)	(94,057)	(1,191,165)
	183,940	2,753,307	1,246	38,030
Class R Shares
Shares sold	287,071	4,105,889	93,988	1,160,579
Reinvestment of distributions	8,829	136,314	1,262	16,524
Shares redeemed	(80,049)	(1,161,545)	(87,493)	(1,115,834)
	215,851	3,080,658	7,757	61,269
Class R6 Shares
Shares sold	310,238	4,664,858	—	—
Reinvestment of distributions	1,633	25,853	10	137
Shares redeemed	(251,704)	(4,019,379)	—	—
	60,167	671,332	10	137
NET DECREASE	(1,056,172)	$(14,828,677)	(4,806,366)	$(61,150,709)

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	766,000	$6,199,861	1,455,140	$11,045,563
Reinvestment of distributions	210,957	1,744,744	377,839	2,903,993
Shares redeemed	(5,757,049)	(46,584,779)	(6,662,149)	(50,979,543)
	(4,780,092)	(38,640,174)	(4,829,170)	(37,029,987)
Class C Shares
Shares sold	121,270	984,291	174,372	1,322,001
Reinvestment of distributions	120,141	992,656	155,698	1,186,774
Shares redeemed	(1,970,407)	(15,816,742)	(2,562,350)	(19,337,931)
	(1,728,996)	(13,839,795)	(2,232,280)	(16,829,156)
Institutional Shares
Shares sold	9,419,413	76,486,555	13,139,193	100,348,717
Reinvestment of distributions	1,877,127	15,497,049	2,162,310	16,589,842
Shares redeemed	(20,236,426)	(165,137,184)	(36,608,793)	(277,861,660)
	(8,939,886)	(73,153,580)	(21,307,290)	(160,923,101)
Service Shares
Shares sold	2,576	20,720	5,394	40,928
Reinvestment of distributions	831	6,877	782	5,995
Shares redeemed	(15,368)	(125,171)	(85,614)	(636,161)
	(11,961)	(97,574)	(79,438)	(589,238)
Investor Shares(a)
Shares sold	2,034,467	16,298,168	2,466,382	18,843,524
Reinvestment of distributions	215,716	1,779,150	282,060	2,162,105
Shares redeemed	(4,496,323)	(36,492,611)	(4,131,549)	(31,588,948)
	(2,246,140)	(18,415,293)	(1,383,107)	(10,583,319)
Class R Shares
Shares sold	62,617	508,314	68,607	512,208
Reinvestment of distributions	8,739	72,175	10,387	79,387
Shares redeemed	(123,294)	(993,789)	(132,999)	(1,003,830)
	(51,938)	(413,300)	(54,005)	(412,235)
Class R6 Shares
Shares sold	906,204	7,537,771	4,543,035	35,084,600
Reinvestment of distributions	174,320	1,442,350	77,800	591,317
Shares redeemed	(730,664)	(6,016,291)	(190,793)	(1,467,630)
	349,860	2,963,830	4,430,042	34,208,287
NET DECREASE	(17,409,153)	$(141,595,886)	(25,455,248)	$(192,158,749)

(a)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

96

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Equity Growth Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio, and the Goldman Sachs Satellite Strategies Portfolio

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Equity Growth Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio, and the Goldman Sachs Satellite Strategies Portfolio (five of the portfolios constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

97

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses —Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*
Class A
Actual	$1,000.00	$1,056.10		$3.37	$1,000.00	$1,124.00		$3.16	$1,000.00	$1,080.20		$3.09	$1,000.00	$1,103.90		$3.13	$1,000.00	$1,067.30		$2.97
Hypothetical 5% return	1,000.00	1,021.93	+	3.31	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	3.01	1,000.00	1,022.33	+	2.91
Class C
Actual	1,000.00	1,051.90		7.19	1,000.00	1,119.50		7.16	1,000.00	1,075.40		7.01	1,000.00	1,098.90		7.09	1,000.00	1,063.50		6.81
Hypothetical 5% return	1,000.00	1,018.20	+	7.07	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82	1,000.00	1,018.60	+	6.67
Institutional
Actual	1,000.00	1,058.30		1.30	1,000.00	1,126.30		1.07	1,000.00	1,082.20		1.05	1,000.00	1,106.10		1.06	1,000.00	1,069.80		0.89
Hypothetical 5% return	1,000.00	1,023.94	+	1.28	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02	1,000.00	1,024.35	+	0.87
Service
Actual	1,000.00	1,055.80		3.89	1,000.00	1,123.40		3.75	1,000.00	1,079.00		3.67	1,000.00	1,103.10		3.71	1,000.00	1,065.50		3.49
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57	1,000.00	1,021.83	+	3.41
Investor
Actual	1,000.00	1,056.80		2.02	1,000.00	1,125.10		1.82	1,000.00	1,081.30		1.78	1,000.00	1,105.00		1.80	1,000.00	1,068.90		1.67
Hypothetical 5% return	1,000.00	1,023.24	+	1.99	1,000.00	1,023.49	+	1.73	1,000.00	1,023.49	+	1.73	1,000.00	1,023.49	+	1.73	1,000.00	1,023.59	+	1.63

98

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2017 (Unaudited) (continued)

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17*
Class R
Actual	$1,000.00	$1,054.20		$4.66	$1,000.00	$1,122.20		$4.49	$1,000.00	$1,077.90		$4.40	$1,000.00	$1,102.30		$4.45	$1,000.00	$1,066.30		$4.22
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28	1,000.00	1,021.12	+	4.13
Class R6
Actual	1,000.00	1,057.50		1.61	1,000.00	1,126.20		0.96	1,000.00	1,082.30		1.00	1,000.00	1,105.10		1.01	1,000.00	1,068.50		0.83
Hypothetical 5% return	1,000.00	1,023.64	+	1.58	1,000.00	1,024.30	+	0.92	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97	1,000.00	1,024.40	+	0.82

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Balanced Strategy+	0.65%	1.39%	0.25%	0.75%	0.39%	0.90%	0.31%
Equity Growth Strategy+	0.59	1.34	0.20	0.70	0.34	0.84	0.18
Growth and Income Strategy+	0.59	1.34	0.20	0.70	0.34	0.84	0.19
Growth Strategy+	0.59	1.34	0.20	0.70	0.34	0.84	0.19
Satellite Strategies+	0.57	1.31	0.17	0.67	0.32	0.81	0.16

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

100

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

101

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

102

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

103

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios – Tax Information (Unaudited)

For the year ended December 31, 2017, 4.65%, 23.91%, 12.96%, 16.31% and 2.04% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2017 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0527, $0.2231, $0.0913, $0.1580, and $0.0780 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 10.19%, 23.68%, 18.78%, 27.85%, and 58.48%, respectively. The total amount of taxes paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0040, $0.0185, $0.0071, $0.0125, and $0.0058 per share, respectively.

For the year ended December 31, 2017, 11.18%, 54.89%, 28.62%, 36.73%, and 18.67% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Strategy Portfolio designates $663,135, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2017, the Balanced Strategy Portfolio designates $8,131,760, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

104

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]Effective	after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 119629-OTU-708229 FFAR-18/49.5K

Goldman Sachs Funds

Annual Report	December 31, 2017

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 12.29%, 11.46%, 12.72%, 12.56%, 12.00% and 12.74%, respectively. These returns compare to the 16.74% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (the “Index”). The Index is intended to measure all sectors of the infrastructure market.[1]

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	During January 2017, when the Reporting Period began, the global infrastructure market posted a modest gain. Overall, investors searched for details about the timing and scope of the U.S. Administration’s plans for fiscal stimulus. U.S. equities rallied on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, U.S. equities subsequently retreated on political uncertainty and protectionism concerns.

Europe also grappled with political uncertainty. U.K. equities fell after a speech by the U.K. Prime Minister was interpreted by the markets as increasing the possibility of a “hard Brexit.” (In a hard Brexit, the U.K. would leave the European Union, as well as its single market for goods, quickly and completely.) The Japanese yen appreciated sharply, and Japanese equities retreated.

In February 2017, the global infrastructure market generated a positive return. Investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies from the U.S. Administration while also heeding the tone of Federal Reserve (“Fed”) officials. The U.S. dollar strengthened during the month, as the market-implied probability of a March 2017 interest rate hike increased with the Fed Chair’s testimony before Congress and hawkish comments from other Fed officials. (Hawkish language implies higher interest rates; opposite of dovish.) Solid U.S. economic data also supported the market’s advance. In Europe, manufacturing data improved. In Japan, the government reported that the country’s Gross Domestic Product (“GDP”) had expanded by 0.2% in the fourth quarter of 2016, the fourth consecutive quarter of growth.

In March 2017, the global infrastructure market continued to advance. The Fed raised short-term interest rates during the month. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan maintaining its policy rate. Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

During April 2017, the global infrastructure market recorded another gain as political risks appeared to recede. More specifically, market sentiment improved with the first-round results in France’s presidential election, which were widely interpreted by investors as pro-market. Strong first quarter 2017 corporate earnings results and a firm economic backdrop across the developed markets also supported global equities. In the U.S., economic activity and inflation data appeared to moderate, though the labor market remained

[1]	Source: Dow Jones. The Index includes companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. It includes Master Limited Partnerships (“MLPs”) in addition to other equity securities.

1

PORTFOLIO RESULTS

strong. However, political turmoil dampened expectations for near-term progress on the U.S. Administration’s fiscal stimulus policies. In Europe, solid economic data and dovish statements by the ECB president strengthened European equity markets. In Japan, preliminary first quarter 2017 GDP growth came in at 2.2%.

During May 2017, the global infrastructure market produced solidly positive returns amid fading political risks, continued strong corporate earnings reports and a solid economic backdrop. In the U.S., an ambitious tax reform proposal from the White House lifted market sentiment. In Japan, equities were hurt early in the month by the strength of the Japanese yen, which appreciated amid global political uncertainty and geopolitical tensions. Japanese equities rebounded late in the month, as Japanese yen strength faded with recovering global risk appetite.

The global infrastructure market fell back slightly in June 2017. Investor sentiment was buoyed by receding political risk in Europe. Corporate earnings reports remained strong, with double-digit growth seen across most developed markets regions. In Europe, equity markets rallied on the ECB president’s optimistic outlook for recovering inflation and his cautious reference to the potential tapering of quantitative easing. In the U.S., market optimism about potentially pro-growth fiscal policy was dampened by political developments. At the same time, the U.S. labor market remained strong, though economic activity and inflation data moderated. Also, during June 2017, the Fed raised short-term interest rates for the second time during the calendar year.

In July 2017, the global infrastructure market posted positive returns. The Commerce Department reported that U.S. GDP increased at an annual rate of 2.6% in the second calendar quarter, driven by a healthy level of domestic consumption. On the other hand, inflation dynamics stayed soft. As had been widely expected, the Fed left its monetary policy unchanged in July 2017. The Fed’s statement included an upgrade to its assessment of job growth as well as a downgrade to its language on inflation dynamics.

In August 2017, the global infrastructure market continued to advance. U.S. economic activity data remained strong. This was in contrast to inflation, which had decreased for the fifth consecutive month in July 2017. The European Union announced that Eurozone economic growth had increased to 2.1% on an annualized basis during the second calendar quarter, up from 1.9% in the first calendar quarter. However, more then-current activity indicators suggested economic growth might be moderating, though remaining at relatively robust levels.

The global infrastructure market retreated in September 2017. U.S. economic activity and labor market data generally showed consistent strength, with the August labor market report, issued in September, showing strong job gains. Meanwhile, second quarter 2017 U.S. GDP growth was revised up to 3.1%.

During October 2017, the global infrastructure market edged down. Overall, investors seemed to expect hawkish leadership at the Fed after Janet Yellen’s term as Fed chair ends in February 2018. Progress with U.S. tax reform, as well as ongoing strength in both U.S. and global economic activity data, supported U.S. equities.

In November 2017, the global infrastructure market produced a gain. In the U.S., investor sentiment benefited from ongoing strength in economic data and the prospect of tax reform. Jerome Powell, the President’s nominee to replace Janet Yellen as Fed chair, conveyed a message of continuity with regard to monetary policy but signaled he was in favor of regulatory easing. U.S. consumer confidence rose, and third quarter 2017 U.S. GDP was reported at an annualized rate of 3.3% –its highest reading since 2014. European economic data remained robust, and the region’s unemployment rate declined. Japanese equities were buoyed by a strong corporate earnings season and a rally in global equities, even as the Japanese yen strengthened.

The global infrastructure market retreated during December 2017. At its December policy meeting, the Fed delivered its third interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three rate increases were on tap for 2018 and potentially two in 2019.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated an average annual total return of 16.74%. The top performing markets during the Reporting Period were France and Spain, while the only country to post a decline was Japan. Within market sectors, energy infrastructure companies were challenged by commodity price weakness. Transportation and communications companies, especially those related to toll roads, generated double-digit gains.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, an overweight position relative to the Index in energy master limited partnerships (“MLPs”)

2

PORTFOLIO RESULTS

detracted most from the Fund’s relative returns. On the positive side, the Fund benefited from security selection and an underweight position in regulated infrastructure companies, such as electric and gas utilities. Selection among transportation and communication companies also added value. Among countries, security selection in the U.S. hurt relative returns. An underweight position and security selection in Spain also detracted from performance. The Fund was helped by overweight positions and security selection in Canada and Italy.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s results during the Reporting Period were Plains All American Pipeline, L.P.; Enterprise Products Partners L.P.; and Targa Resources.

Plains All American Pipeline, L.P. (PAA), a U.S. midstream[2] energy company with significant crude oil-focused assets, was a leading detractor from the Fund’s relative returns. Shares of PAA declined amid volatile crude oil prices throughout much of the Reporting Period, driven by concerns about continued U.S. energy production and its effect on inventory levels. Overall, lower than market expected first quarter 2017 financial results and the security’s high beta to crude oil served as headwinds for performance. (Beta is a measure of the volatility, or systematic risk, of a security compared to the market as a whole.) At the end of the Reporting Period, we remained confident that PAA’s exposure to the Permian Basin has the potential to lead to increased cash flows in conjunction with U.S. energy production growth, and we maintained the Fund’s position in PAA.

Enterprise Products Partners L.P. (EPD), a provider of processing and transportation services to producers and consumers of natural gas liquids, also detracted from the Fund’s relative performance during the Reporting Period. The Fund’s position in EPD, which was initiated in late February 2017, dampened returns after the stock’s performance tumbled alongside the rest of the energy sector amid commodity price volatility. In addition, investors reacted negatively to the termination of certain of the company’s transportation contracts and its growing debt levels. Though we continued to believe that EPD has the necessary scale and diversification to drive a strong backlog of infrastructure projects, we ultimately found what we considered near- and medium-term opportunities for cash flow growth in other energy infrastructure issuers. As a result, we exited the Fund’s investment in EPD by the end of the Reporting Period.

Targa Resources (TRGP) was another notable detractor from Fund results during the Reporting Period. TRGP provides midstream natural gas and natural gas liquids services, which include the gathering, compressing, treating, processing and selling of natural gas. Its shares retreated after the company reported first quarter 2017 financial results that fell below consensus estimates. The miss was largely driven by the company’s logistics and marketing segment, specifically its lower margins on exports and the roll-off of some higher-priced legacy contracts. Its shares fell further in October 2017 after the company announced a $750 million debt offering, which was followed by a downgrade of its bond rating by independent credit rating agency Moody’s Investors Service. TRGP said it planned to use the proceeds of the debt offering to redeem senior notes due in 2018 and for general partnership purposes, such as repaying other debts as well as funding capital expenditures and acquisitions. Moody’s Investors Service assigned a Ba3 rating to the debt offering of senior notes (due in 2028), which is below TRGP’s overall Ba2 rating. At the end of the Reporting Period, the Fund continued to hold TRGP, as we remained positive on its low cost of capital and what we consider to be its attractive valuation. We also believed TRGP’s exposure to key U.S. production basins may drive volume growth going forward.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the leading positive contributors to the Fund’s relative returns were Enbridge, PG&E and ENAV.

An underweight position in Enbridge (ENB), an operator of crude oil and liquids pipelines, added to the Fund’s relative performance. The underweight position was predicated on our view that the company’s growth prospects were not robust enough to support valuations relative to higher-growth issuers. Indeed, ENB’s shares slumped after a first quarter 2017 earnings report, which included disappointing results from its liquids segment as well as lower than market expected 2017 guidance. At the end of the Reporting Period,

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

3

PORTFOLIO RESULTS

ENB remained a strategic core holding in the Fund because of its diversified asset footprint, the deep visibility it provides into its cash flows, and what we consider to be its operational efficiency through economies of scale.

The Fund’s underweight position relative to the Index in PG&E, a distributor of energy headquartered in the U.S., also added to the Fund’s relative performance. PG&E performed well at the beginning of 2017 after it reported 2016 better than consensus expected financial results, which were buoyed by the favorable timing of a utility rate case as well as rising customer gas bills. In our view, its management team successfully navigated headwinds stemming from a gas pipeline explosion that occurred in 2010. However, in October 2017, PG&E shares dropped dramatically after it was announced the company’s power lines might have been responsible for starting the wildfires that ravaged Northern California during the same month. Given the extent of the devastation and the gas pipeline explosion in 2010, PG&E might face considerable fines if it is found liable for the fires and negligent in its safety protocols. As a result, the Fund’s underweight position contributed positively to relative returns during the Reporting Period. Although we are constructive on PG&E’s above-average organic growth rate, the Fund maintained an underweight position at the end of the Reporting Period as we await resolution of the wildfire issue.

Another notable contributor to Fund performance was ENAV, the principal provider of air traffic control over Italian airspace. The company benefited overall from its regulated revenue business model, which has been a source of stable growth. In November 2017, ENAV reported a statement of consolidated earnings that was received positively by the market. During the nine months ending September 30, 2017, ENAV generated higher than anticipated revenues and EBITDA (earnings before interest, tax, depreciation and amortization) as route traffic grew 3.3% on an annualized basis. Additionally, the company reaffirmed its full year 2017 guidance and said it expected a 4% increase in its dividend per share for 2018. At the end of the Reporting Period, the Fund continued to hold ENAV, as we believe the company may continue to benefit from its regulated revenue business model, healthy balance sheet and attractive valuation.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the purchases made during the Reporting Period was the Fund’s investment in Enbridge, mentioned previously. We consider Enbridge, the largest North American energy infrastructure company, a long-term strategic core holding due to its diversified asset footprint, deep visibility into cash flows and operational efficiency through economies of scale.

The Fund also established a position in Consolidated Edison during the Reporting Period. The utility company is what we consider a “straight down the middle” issuer with an average growth rate and average valuation. As it is a significant weighting in the Index, we decided to initiate an investment in the stock, which we see as more attractive relative to similar utility companies.

In addition to the sale of EPD, already mentioned, notable sales during the Reporting Period included Sempra Energy (SRE), the largest natural gas distribution utility in California. The stock was originally purchased because we considered the company well diversified in terms of business segments and geographies. We exited the Fund’s position in advance of a large secondary stock offering, which was intended to fund the purchase of Oncor, a regulated utility company based in Texas.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund moved from a substantial overweight position relative to the Index in the energy sector to a neutral position. In addition, the Fund’s underweight position in the utilities sector and overweight positions in the transportation and communication sectors decreased. From a country perspective, compared to the Index, the Fund’s overweight position in the U.S. diminished, while the Fund moved from an overweight position in Canada to a rather neutral position. In addition, the Fund’s overweight position in Italy increased during the Reporting Period.

4

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was neutral relative to the Index in the energy, real estate and telecommunication services sectors. The Fund was underweight versus the Index in the utilities and industrials sectors. The Fund was overweight versus the Index in the investment companies and materials sectors. In geographic terms, the Fund was overweight Italy and the U.S. and underweight Spain, the U.K. and Hong Kong at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed low interest rates and modest economic growth provided an excellent backdrop for global infrastructure securities. We believed the financing environment was accommodative; fundamentals with respect to supply and demand were healthy; and the investment attributes of global infrastructure securities continued to be viewed favorably, especially relative to fixed income. Therefore, investor demand is likely, in our view, to increase, which could be supportive of valuations. Despite the more uncertain and volatile global macro environment, we believe infrastructure companies hold unique positions in the global economy and can benefit from their strong business models, which often feature stable demand, high barriers to entry and regulated or contract-based businesses. We further believe the financing environment for global infrastructure companies is likely to continue to be accommodative, which is particularly important given the capital-intensive nature of these businesses. In the near term, we believe divergent global central bank monetary policies and varying fundamentals at the sub-sector level may present compelling investment opportunities. We think global infrastructure securities can provide investors with attractive yields and lower volatility relative to the broader equity market. Compared to bonds, we believe global infrastructure securities offer long-term growth potential, inflation hedging benefits and resiliency to interest rate fluctuations.

5

FUND BASICS

Global Infrastructure Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index[2]
Class A	12.29%	16.74%
Class C	11.46	16.74
Institutional	12.72	16.74
Investor	12.56	16.74
Class R	12.00	16.74
Class R6	12.74	16.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Class A	6.07%	4.48%	6/27/16
Class C	10.44	7.64	6/27/16
Institutional	12.72	8.86	6/27/16
Investor	12.56	8.70	6/27/16
Class R	12.00	8.17	6/27/16
Class R6	12.74	8.88	6/27/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	15.83%
Class C	2.14	18.08
Institutional	0.99	15.43
Investor	1.14	15.58
Class R	1.64	16.08
Class R6	0.97	15.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/17[5]
Holding	% of Total Net Assets	Line of Business	Country
American Tower Corp.	7.3%	Equity Real Estate Investment Trusts (REITs)	United States
Vinci SA	7.2	Construction & Engineering	France
Enbridge, Inc.	5.6	Oil, Gas & Consumable Fuels	Canada
TransCanada Corp.	5.4	Oil, Gas & Consumable Fuels	Canada
National Grid PLC	4.2	Multi-Utilities	United Kingdom
American Water Works Co., Inc.	3.9	Water Utilities	United States
Consolidated Edison, Inc.	3.6	Multi-Utilities	United States
Crown Castle International Corp.	3.3	Equity Real Estate Investment Trusts (REITs)	United States
Fortis, Inc.	3.2	Electric Utilities	Canada
Kinder Morgan, Inc.	3.1	Oil, Gas & Consumable Fuels	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCH MARK SECTOR ALLOCATION[6]
As of December 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (“the Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	12.29%	8.44%
Including sales charges	6.07%	4.48%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	11.46%	7.64%
Including contingent deferred sales charges	10.44%	7.64%

Institutional (Commenced June 27, 2016)	12.72%	8.86%

Investor* (Commenced June 27, 2016)	12.56%	8.70%

Class R (Commenced June 27, 2016)	12.00%	8.17%

Class R6 (Commenced June 27, 2016)	12.74%	8.88%

*	Effective August 15, 2017, Class IR changed its name to Investor.

10

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 95.9%
Australia – 4.5%
217,127	APA Group (Gas Utilities)	$1,407,952
521,454	Macquarie Atlas Roads Group (Transportation Infrastructure)	2,549,692
538,196	Sydney Airport (Transportation Infrastructure)	2,953,144
331,055	Transurban Group (Transportation Infrastructure)	3,203,966

		10,114,754

Canada – 17.1%
321,167	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	12,560,517
192,961	Fortis, Inc. (Electric Utilities)	7,078,307
178,397	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	6,458,908
245,211	TransCanada Corp. (Oil, Gas & Consumable Fuels)	11,934,772

		38,032,504

France – 7.2%
156,514	Vinci SA (Construction & Engineering)	15,978,759

Hong Kong – 3.6%
3,858,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	2,980,501
474,000	China Gas Holdings Ltd. (Gas Utilities)	1,307,646
1,887,100	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	3,695,492

		7,983,639

Italy – 7.0%
207,873	Atlantia SpA (Transportation Infrastructure)	6,553,483
309,900	Enav SpA(a) (Transportation Infrastructure)	1,677,033
538,264	Enel SpA (Electric Utilities)	3,309,930
687,309	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,995,367

		15,535,813

Japan – 1.8%
16,500	East Japan Railway Co. (Road & Rail)	1,609,050
107,400	Tokyo Gas Co. Ltd. (Gas Utilities)	2,453,921

		4,062,971

Spain – 3.0%
296,032	Ferrovial SA (Construction & Engineering)	6,717,895

United Kingdom – 5.3%
791,785	National Grid PLC (Multi-Utilities)	9,333,978
83,616	Severn Trent PLC (Water Utilities)	2,436,452

		11,770,430

Common Stocks – (continued)
United States – 46.4%
114,252	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	16,300,333
95,290	American Water Works Co., Inc. (Water Utilities)	8,718,082
86,790	Antero Midstream GP LP (Oil, Gas & Consumable Fuels)	1,711,499
59,326	Atmos Energy Corp. (Gas Utilities)	5,095,510
74,422	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,006,880
95,296	Consolidated Edison, Inc. (Multi-Utilities)	8,095,395
66,202	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	7,349,084
26,496	Dominion Energy, Inc. (Multi-Utilities)	2,147,766
41,647	Edison International (Electric Utilities)	2,633,756
31,956	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	427,891
5,020	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	2,275,164
106,335	Eversource Energy (Electric Utilities)	6,718,245
379,159	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	6,851,403
67,901	NiSource, Inc. (Multi-Utilities)	1,743,019
39,946	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,135,114
48,985	PG&E Corp. (Electric Utilities)	2,195,998
50,971	Pinnacle West Capital Corp. (Electric Utilities)	4,341,710
66,237	Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)	1,367,132
16,557	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	2,704,751
75,279	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	3,645,009
152,894	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	4,661,738
20,956	Vulcan Materials Co. (Construction Materials)	2,690,122
98,537	Williams Partners LP (Oil, Gas & Consumable Fuels)	3,821,265
47,273	Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	1,739,646

		103,376,512

TOTAL COMMON STOCKS
(Cost $205,954,032)		$213,573,277

Units	Description	Expiration Date	Value
Right* – 0.0%
Australia – 0.0%
Transurban Group (Transportation Infrastructure)
26,842		01/24/18	$21,258
(Cost $0)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Distribution Rate	Value
Investment Company(b) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,465,174	1.228%	$5,465,174
(Cost $5,465,174)

TOTAL INVESTMENTS – 98.4% (Cost $211,419,206)		$219,059,709

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		3,667,798

NET ASSETS – 100.0%		$222,727,507

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,677,033, which represents approximately 0.8% of net assets as of December 31, 2017. The liquidity determination is unaudited.

(b)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $205,954,032)	$213,594,535
Investments of affiliated issuers, at value (cost $5,465,174)	5,465,174
Cash	3,466,400
Foreign currencies, at value (cost $47,958)	48,411
Receivables:
Dividends	521,417
Reimbursement from investment adviser	27,315
Foreign tax reclaims	1,047
Other assets	5,565
Total assets	223,129,864

Liabilities:
Payables:
Management fees	168,512
Fund shares redeemed	152,097
Distribution and Service fees and Transfer Agency fees	7,584
Investments purchased	1,893
Accrued expenses	72,271
Total liabilities	402,357

Net Assets:
Paid-in capital	218,873,920
Distributions in excess of net investment income	(187,896)
Accumulated net realized loss	(3,602,083)
Net unrealized gain	7,643,566
NET ASSETS	$222,727,507
Net Assets:
Class A	$39,530
Class C	56,579
Institutional	222,546,398
Investor(a)	28,380
Class R	28,166
Class R6	28,454
Total Net Assets	$222,727,507
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,642
Class C	5,219
Institutional	20,508,389
Investor(a)	2,615
Class R	2,595
Class R6	2,621
Net asset value, offering and redemption price per share:(b)
Class A	$10.85
Class C	10.84
Institutional	10.85
Investor(a)	10.85
Class R	10.85
Class R6	10.85 (c)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Maximum public offering price per share for Class A Shares is $11.48. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $311,268)	$4,306,965
Dividends — affiliated issuers	9,243
Total investment income	4,316,208

Expenses:
Management fees	1,068,931
Amortization of offering costs	142,198
Professional fees	103,184
Registration fees	78,993
Transfer Agency fees(a)	47,716
Printing and mailing costs	44,180
Custody, accounting and administrative services	38,709
Trustee fees	17,834
Distribution and Service fees(a)	777
Other	1,495
Total expenses	1,544,017
Less — expense reductions	(364,264)
Net expenses	1,179,753
NET INVESTMENT INCOME	3,136,455

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,922,023)
Foreign currency transactions	179,157
Net change in unrealized gain on:
Investments — unaffiliated issuers	7,639,383
Foreign currency translation	3,164
Net realized and unrealized gain	4,899,681
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,036,136

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor(b)	Class R	Class R6
$93	$548	$136	$69	$102	$47,438	$51	$50	$6

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	Global Infrastructure Fund
	For the Fiscal Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
From operations:
Net investment income	$3,136,455	$24,829
Net realized gain (loss)	(2,742,866)	1,226
Net change in unrealized gain	7,642,547	1,019
Net increase in net assets resulting from operations	8,036,136	27,074

Distributions to shareholders:
From net investment income
Class A Shares	(694)	(130)
Class C Shares	(679)	(104)
Institutional Shares	(3,330,647)	(19,157)
Investor Shares(b)	(552)	(152)
Class R Shares	(442)	(106)
Class R6 Shares	(587)	(169)
From net realized gains
Class A Shares	(177)	(299)
Class C Shares	(173)	(567)
Institutional Shares	(847,898)	(35,490)
Investor Shares(b)	(140)	(304)
Class R Shares	(113)	(293)
Class R6 Shares	(150)	(309)
Return of capital
Class A Shares	(17)	(25)
Class C Shares	(16)	(20)
Institutional Shares	(79,805)	(3,740)
Investor Shares(b)	(13)	(30)
Class R Shares	(11)	(21)
Class R6 Shares	(14)	(33)
Total distributions to shareholders	(4,262,128)	(60,949)

From share transactions:
Proceeds from sales of shares	225,391,930	3,030,465
Reinvestment of distributions	4,262,128	60,948
Cost of shares redeemed	(13,758,037)	(60)
Net increase in net assets resulting from share transactions	215,896,021	3,091,353
TOTAL INCREASE	219,670,029	3,057,478

Net assets:
Beginning of year	3,057,478	—
End of year	$222,727,507	$3,057,478
Undistributed (distributions in excess of) net investment income	$(187,896)	$21

(a)	Commenced operations on June 27, 2016.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$9.89	$0.22	(e)	$0.99		$1.21	$(0.20)	$(0.05)	$— (f)	$(0.25)
2017 - C	9.88	0.13	(e)	1.00		1.13	(0.14)	(0.03)	— (f)	(0.17)
2017 - Institutional	9.89	0.29	(e)	0.96		1.25	(0.20)	(0.08)	(0.01)	(0.29)
2017 - Investor(g)	9.89	0.24	(e)	0.99		1.23	(0.21)	(0.05)	(0.01)	(0.27)
2017 - R	9.89	0.18	(e)	1.00		1.18	(0.18)	(0.04)	— (f)	(0.22)
2017 - R6	9.89	0.26	(e)	0.99		1.25	(0.22)	(0.06)	(0.01)	(0.29)

FOR THE PERIOD ENDED DECEMBER 31,
2016 - A (Commenced on June 27, 2016)	10.00	0.06		0.01		0.07	(0.05)	(0.12)	(0.01)	(0.18)
2016 - C (Commenced on June 27, 2016)	10.00	0.02		0.01		0.03	(0.02)	(0.12)	(0.01)	(0.15)
2016 - Institutional (Commenced on June 27, 2016)	10.00	0.08		0.01		0.09	(0.07)	(0.12)	(0.01)	(0.20)
2016 - Investor(g) (Commenced on June 27, 2016)	10.00	0.08		—	(f)	0.08	(0.06)	(0.12)	(0.01)	(0.19)
2016 - R (Commenced on June 27, 2016)	10.00	0.05		0.01		0.06	(0.04)	(0.12)	(0.01)	(0.17)
2016 - R6 (Commenced on June 27, 2016)	10.00	0.09		—	(f)	0.09	(0.07)	(0.12)	(0.01)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Effective August 15, 2017, Class IR changed its name to Investor.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$10.85	12.29%	$40	1.38%		6.20%		2.04	%(e)	103%
10.84	11.46	57	2.14		7.06		1.24	(e)	103
10.85	12.72	222,546	0.99		1.29		2.65	(e)	103
10.85	12.56	28	1.14		6.05		2.23	(e)	103
10.85	12.00	28	1.64		6.55		1.74	(e)	103
10.85	12.74	28	0.97		5.88		2.40	(e)	103

9.89	0.69	25	1.40	(c)	15.63	(c)	1.19	(c)	59
9.88	0.30	51	2.14	(c)	16.73	(c)	0.46	(c)	59
9.89	0.89	2,906	0.99	(c)	15.23	(c)	1.59	(c)	59
9.89	0.91	25	0.95	(c)	15.19	(c)	1.63	(c)	59
9.89	0.82	25	1.15	(c)	15.38	(c)	1.44	(c)	59
9.89	0.56	25	1.65	(c)	15.88	(c)	0.93	(c)	59

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers six classes of shares: Class A, Class C, Institutional, Investor, Class R, and Class R6 Shares. The Fund commenced operations on June 27, 2016. Previously, the Investor Shares were known as Class IR Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

18

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2017:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$12,046,610	$—
Australia and Oceania	—	10,136,012	—
Europe	—	50,002,897	—
North America	141,409,016	—	—
Investment Company	5,465,174	—	—
Total	$146,874,190	$72,185,519	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

20

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated underlying funds in which the Fund invests. For the fiscal year ended December 31, 2017, GSAM waived $1,808 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2017, Goldman Sachs advised that it did not retain any portion of the sales charges or CDSC for this fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net

21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.054%. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$1,808	$362,456	$364,264

G.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2017 , Goldman Sachs earned $53 in brokerage commissions from portfolio transactions on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended December 31, 2017:

Underlying Fund	Beginning Value as of 12/31/16	Purchases at Cost	Proceeds from Sales	Ending Value as of 12/31/17	Shares as of 12/31/17	Dividend Income
Goldman Sachs Financial Square Government Fund	$12,015	$220,871,821	$(215,418,662)	$5,465,174	5,465,174	$9,243

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 72% of Class A Shares, 49% of Class C Shares and 100% of each of Investor, Class R and Class R6 Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $ 332,953,680 and $ 126,631,320.

22

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$4,173,777
Net long-term capital gains	8,475
Total taxable distributions	$4,182,252
Tax return of capital	$79,876

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$57,002
Net long-term capital gains	77
Total taxable distributions	$57,079
Tax return of capital	$3,869

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Timing differences (Qualified Post-October Loss Deferral, PTP Passive Activity Loss Deferral)	$(2,565,839)
Unrealized gains (losses) — net	6,419,426
Total accumulated earnings (losses) net	$3,853,587

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$212,643,346
Gross unrealized gain	12,406,598
Gross unrealized loss	(5,987,172)
Net unrealized gains (losses) on securities	$6,419,426

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions and partnership investments.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
(9,606)	18,835	(9,229)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2017

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2017		For the Period Ended December 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,013	$10,250	2,502	$25,015
Reinvestment of distributions	83	888	45	454
Shares redeemed	—	—	(1)	(10)
	1,096	11,138	2,546	25,459
Class C Shares
Shares sold	—	—	5,068	50,409
Reinvestment of distributions	82	868	70	691
Shares redeemed	—	—	(1)	(10)
	82	868	5,137	51,090
Institutional Shares
Shares sold	21,083,253	225,381,680	287,969	2,880,011
Reinvestment of distributions	398,887	4,258,350	5,808	58,387
Shares redeemed	(1,267,527)	(13,758,037)	(1)	(10)
	20,214,613	215,881,993	293,776	2,938,388
Investor Shares(b)
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	67	705	48	486
Shares redeemed	—	—	(1)	(10)
	67	705	2,548	25,486
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	53	566	42	420
Shares redeemed	—	—	(1)	(10)
	53	566	2,542	25,420
Class R6 Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	70	751	51	510
Shares redeemed	—	—	(1)	(10)
	70	751	2,551	25,510
NET INCREASE	20,215,981	$215,896,021	309,100	$3,091,353

(a)	Commenced operations on June 27, 2016.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.

26

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Global Infrastructure Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period June 27, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period June 27, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended December 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 months ended 12/31/17(a)
Class A
Actual	$1,000.00	$1,039.60		$7.09
Hypothetical 5% return	1,000.00	1,018.25	+	7.02
Class C
Actual	1,000.00	1,035.50		10.93
Hypothetical 5% return	1,000.00	1,014.47	+	10.82
Institutional
Actual	1,000.00	1,041.70		5.09
Hypothetical 5% return	1,000.00	1,020.21	+	5.04
Investor
Actual	1,000.00	1,040.90		5.86
Hypothetical 5% return	1,000.00	1,019.46	+	5.80
Class R
Actual	1,000.00	1,038.20		8.37
Hypothetical 5% return	1,000.00	1,016.99	+	8.29
Class R6
Actual	1,000.00	1,041.80		4.99
Hypothetical 5% return	1,000.00	1,020.32	+	4.94

(a)	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Investor	Class R	Class R6
1.38%	2.13%	0.99%	1.14%	1.63%	0.97%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Goldman Sachs Global Infrastructure Fund — Tax Information (Unaudited)

For the fiscal year ended December 31, 2017, 22.86% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2017, 70.39% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Infrastructure Fund designates $8,475, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2017, the Global Infrastructure Fund designates $840,176 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 119621-TMPL-02/2018-GBLINFRAAR-18/192

Goldman Sachs Funds

Annual Report	December 31, 2017

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, on an international or domestic basis, including real estate investment trusts (“REITs”), that offer daily liquidity and have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

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PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 8.50%, 7.72%, 8.96%, 8.80%, 8.26% and 8.97%, respectively. These returns compare to the 11.42% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	During the Reporting Period, Singapore and Hong Kong were the top performing markets, and continental Europe also performed strongly. Japan was the only country to post a negative absolute return. In Singapore, property sale launches were met with a strong homebuyer response, while loosening government austerity measures prompted further share price recovery. The Singapore market also rallied on the back of improving employment rates and Gross Domestic Product (“GDP”) and on investors taking advantage of attractive valuations. The Hong Kong property market rebounded on the back of mounting consumer spending and higher confidence in the Chinese yuan. As concern about rising U.S. interest rates began to wane, pent-up demand drove increases in prices, sales volumes and market sentiment in the Hong Kong real estate market. In continental Europe, property markets were supported by receding political risk and stronger economic fundamentals across most regions. The Japan real estate market, on the other hand, reversed its strong 2016 performance during the Reporting Period, as investors expressed concern about a strengthening yen and looming supply risk in the Tokyo office market despite relatively stable fundamentals.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the FTSE Index during the Reporting Period. Stock selection in the U.S. detracted most.

Stock selection in Hong Kong, Canada and Japan and having a modestly underweighted allocation to Hong Kong, which significantly outpaced the FTSE Index during the Reporting Period, also hurt. Offsetting these detractors was the positive contribution of effective stock selection in continental Europe, the U.K. and Singapore. Having an overweighted allocation to continental Europe, which notably outperformed the FTSE Index during the Reporting Period, and an underweighted allocation to the U.S., which significantly underperformed the FTSE Index during the Reporting Period, added value as well.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A

DDR, an owner and manager of retail shopping centers in the U.S., was the top detractor from the Fund’s returns during the Reporting Period. The majority of DDR’s underperformance of the FTSE Index came in September 2017 when Hurricane Maria hit landfall in Puerto Rico, where DDR has the highest exposure among its retail shopping center peers. Additionally, we believe some of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. On December 14, 2017, the company announced plans to spin off approximately 50 of its lower quality assets (38 of which are located in the continental U.S. and its entire Puerto Rican portfolio) into a separately traded REIT, Retail Value Trust. While the resulting DDR portfolio of assets is anticipated to have a reduced dividend rate, in our view, it will be a portfolio of higher quality and have a stronger growth profile. Indeed, we

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PORTFOLIO RESULTS

believe the company’s fundamentals remain healthy and its high quality tenant base provides DDR with an advantage relative to its peers. At the end of the Reporting Period, we maintained a high level of conviction in DDR’s new management team and its extensive experience and deep relationships in the strip mall/power center space.

Brixmor Property Group, an owner and operator of grocery-anchored community and neighborhood shopping centers in the U.S., was also a top detractor from the Fund’s results during the Reporting Period. As with DDR, we believe Brixmor Property Group’s underperformance of the FTSE Index during the Reporting Period was largely due to market concerns around store closures within the industry and underperforming retailers. Additionally, shares of the REIT fell after it reported quarterly earnings with in-line third quarter 2017 funds from operations but lowered 2017 funds from operations guidance. While the negative sentiment remained an overhang, Brixmor Property Group’s portfolio has been more resilient to e-commerce compared to competitors, in our opinion, as it continues to increase occupancy given minimal new supply, allowing it to achieve premium leasing spreads (The leasing spread is the difference between the average rent in new leases versus the average rents of expiring leases.) Furthermore, in our view, the REIT was trading at an attractive valuation at the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Vonovia, the largest residential landlord in Germany, was the top positive contributor to the Fund’s relative results during the Reporting Period. The company benefited from improvement in its assets portfolio through the disposal of non-core assets and its management’s focus on innovation and efficiency. At the end of the Reporting Period, we remained constructive on the company’s ability to quickly integrate recent acquisitions as well as on encouraging rental growth.

CyrusOne, an owner, operator and developer of data center properties, was also a top positive contributor to the Fund’s returns during the Reporting Period. Shares of the company rallied early in the Reporting Period, as positive commentary from industry peers reduced concerns about a slowdown in the sector and all signs indicated that cloud-based technology continued to gain momentum. In the second calendar quarter, its share price rose further, as expectations for leasing increased and demand trends for the data center subsector broadly were stronger than the market expected. At the end of the Reporting Period, we continued to believe that the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies are meaningful competitive advantages and that the stock remained attractively valued on a relative basis given its growth profile and backlog over the next several years.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Hudson Pacific Properties, an owner of office properties across the U.S.’ west coast.

The company has exposure to what we consider to be some of the best markets in the U.S., characterized by high job growth and relatively low supply. In our view, Hudson Pacific Properties’ internal growth has the potential to drive higher earnings through both lease-up and positive mark-to-market on rental rates. (Lease-up is the time period for a newly available property to attract tenants and reach stabilized occupancy. Mark to market refers to accounting for the fair value of an asset or liability based on the current market price, or for similar assets and liabilities, or based on another objectively assessed fair value.) Furthermore, we believe the company has exhibited strong capital allocation, including its recent acquisitions in Los Angeles, and has ample opportunities for future investments.

We established a Fund position in Mitsui Fudosan, a diversified Japanese real estate company based on our positive view of the REIT. We believe the company manages a well-balanced, diversified portfolio with growth potential driven by healthy leasing profits from existing buildings and new developments in progress.

Conversely, we sold the Fund’s position in Mitsubishi Estate, a diversified Japanese real estate landlord and developer focused on prime Tokyo office space. The Fund’s position was initially predicated on our belief that the company was well positioned to take advantage of positive trends in the Tokyo office and residential markets. Mitsubishi Estate’s stock price experienced strong performance in the fourth quarter of 2016, but it then corrected at the beginning of 2017.

Then, the company reported strong fiscal year 2017 results in May 2017, however its operating profits were driven by a one-off gain, causing some negative sentiment in the market.

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PORTFOLIO RESULTS

Mitsubishi Estate’s shares weakened further following its mid-term plan announcement. Although quantitative targets themselves for 2020 within its plan did not appear to have specific issues, its capital policy with little emphasis on share buybacks and its aggressive overseas investment plan were perceived by the market to be disappointing. We ultimately decided to sell and reallocate the capital to higher conviction ideas.

We exited the Fund’s position in Taubman Centers, a U.S.-based owner of regional malls and shopping centers. We had initially bought shares of the company due to what we saw as Taubman Centers’ high quality assets and its embedded net operating income growth from development. The company reported second quarter 2017 earnings that were relatively positive. However, investors grew concerned about the decline in rent spreads and about its management’s cautious tone regarding the retail environment. Additionally, we remained cautious on the company’s development projects, leverage and corporate governance. As a result, we eliminated the Fund’s position and transitioned capital into higher conviction ideas.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to the U.K. and U.S. increased and its exposure to continental Europe and Australia decreased relative to the FTSE Index during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was underweighted relative to the FTSE Index in Singapore, Hong Kong and Australia, overweighted in France, and rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of December 2017.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs remained an attractive asset class for investors in 2018. We believed the demand picture remained robust in light of the healthy economic growth experienced through the end of the Reporting Period. While there were pockets of increasing supply, e.g. New York City apartments, the overall real estate supply continued to be rational, in our view, which means occupancy rates may remain strong. Interest rates are widely anticipated to gradually move higher, which could be a headwind in the next 12 to 24 months, but we do not think that changes REIT fundamentals, provided economic growth remains unaffected. Further, some of the negative investor concerns that dragged down significant parts of the REIT universe, e.g. Amazon.com’s impact on retail real estate, appeared, we believe, to be better understood by the end of the Reporting Period and already priced into stocks.

Similarly, we believe international REITs can continue to generate positive returns given robust demand and improving sentiment across most subsectors and geographies. Reported GDP in countries like Japan and Germany surpassed consensus estimates toward the end of the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and improved. Furthermore, business spending and sentiment appeared to be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise of both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

4

PORTFOLIO RESULTS

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

5

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)[2]
Class A	8.50%	11.42%
Class C	7.72	11.42
Institutional	8.96	11.42
Investor	8.80	11.42
Class R	8.26	11.42
Class R6	8.97	11.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Class A	2.58%	3.87%	8/31/15
Class C	6.66	5.63	8/31/15
Institutional	8.96	6.86	8/31/15
Investor	8.80	6.67	8/31/15
Class R	8.26	6.17	8/31/15
Class R6	8.97	6.87	8/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	3.07%
Class C	2.15	3.82
Institutional	1.00	2.67
Investor	1.15	2.82
Class R	1.65	3.32
Class R6	0.98	2.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/17[5]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	5.2%	Retail	United States
Vonovia SE	3.7	Real Estate Operating Companies	Germany
Prologis, Inc. (REIT)	3.4	Industrial	United States
AvalonBay Communities, Inc. (REIT)	3.0	Residential	United States
Equity Residential (REIT)	2.9	Residential	United States
DDR Corp. (REIT)	2.4	Retail	United States
Sun Hung Kai Properties Ltd.	2.4	Diversified	Hong Kong
Boston Properties, Inc. (REIT)	2.3	Office	United States
Hudson Pacific Properties, Inc. (REIT)	2.2	Office	United States
CyrusOne, Inc. (REIT)	2.1	Specialized	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

8

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2015 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	8.50%	6.40%
Including sales charges	2.58%	3.87%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	7.72%	5.63%
Including contingent deferred sales charges	6.66%	5.63%

Institutional (Commenced August 31, 2015)	8.96%	6.86%

Investor* (Commenced August 31, 2015)	8.80%	6.67%

Class R (Commenced August 31, 2015)	8.26%	6.17%

Class R6 (Commenced August 31, 2015)	8.97%	6.87%

*	Effective August 15, 2017, Class IR changed its name to Investor.

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PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 17.89%, 17.23%, 18.45%, 18.29% and 18.48%, respectively. These returns compare to the 20.82% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (Gross, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, significantly outperformed the U.S. real estate securities market, as measured by the Wilshire U.S. Real Estate Securities Index (with dividends reinvested), by approximately 16 percentage points, but underperformed the broad international equity market, as measured by the MSCI EAFE® Index, by more than four percentage points.

Singapore and Hong Kong were the best performing markets during the Reporting Period, and continental Europe also performed strongly. Japan was the only country to post a negative absolute return. In Singapore, property sale launches were met with a strong homebuyer response, while loosening government austerity measures prompted further share price recovery. The Singapore market also rallied on the back of improving employment rates and Gross Domestic Product (“GDP”) and on investors taking advantage of attractive valuations. The Hong Kong property market rebounded on the back of mounting consumer spending and higher confidence in the Chinese yuan. As concern about rising U.S. interest rates began to wane, pent-up demand drove increases in prices, sales volumes and market sentiment in the Hong Kong real estate market. In continental Europe, property markets were supported by receding political risk and stronger economic fundamentals across most regions. The Japan real estate market, on the other hand, reversed its strong 2016 performance during the Reporting Period, as investors expressed concern about a strengthening yen and looming supply risk in the Tokyo office market despite relatively stable fundamentals.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in Japan, Hong Kong and continental Europe detracted most from the Fund’s relative results. Having an underweighted allocation to Singapore, which was the strongest performer in the Real Estate Index during the Reporting Period, and an overweighted allocation to Japan, which was the weakest performer in the Real Estate Index during the Reporting Period, also hurt. Having an allocation to cash, albeit modest, during a Reporting Period when the Real Estate Index rallied, further dampened relative results. Partially offsetting these detractors was effective stock selection in the U.K., Singapore and Australia, which contributed positively. Having modest exposure to China, which is not a component of the Real Estate Index and which outperformed the Real Estate Index during the Reporting Period, also helped. Having an underweighted allocation to the U.K., which lagged the Real Estate Index during the Reporting Period, added value as well.

10

PORTFOLIO RESULTS

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Nomura Real Estate Master Fund (“Nomura”), a diversified Japanese REIT (“JREIT”) owning office and residential properties, was the top detractor from the Fund’s performance during the Reporting Period. Its stock slightly underperformed the broader JREIT sector, which saw headwinds as outflows from domestic JREIT funds persisted, according to broker-compiled research data. Additionally, the market remained focused on certain JREITs that announced value-enhancing activities in the form of either share buybacks or asset reshuffling. Nomura last reported end of August 2017 earnings in mid-October 2017, when its management indicated its corporate strategy remained unchanged. Thus, at the end of the Reporting Period, we remained constructive on Nomura for what we see as its quality portfolio, strong track record and attractive valuation.

Orix JREIT is a JREIT investing in real estate properties that include offices, rental houses and hotels. Orix JREIT reported end of August 2017 half-fiscal-year earnings that exceeded consensus forecasts, with forward one-year guidance remaining flat, supported by the nature of its long-term fixed leases and a more stabilized debt environment in Japan. However, the broader market interpreted the positive results as a standard “beat,” causing downward pressure on its share price. At the end of the Reporting Period, we remained constructive on Orix JREIT for what we view as its diversified portfolio, proactive management team and attractive valuation.

Q	What were some of the Fund’s best-performing individual holdings?

A	A position in Vonovia, the largest residential landlord in Germany, was the top positive contributor to the Fund’s relative results during the Reporting Period. The company benefited from improvement in its assets portfolio through the disposal of non-core assets and its management’s focus on innovation and efficiency. At the end of the Reporting Period, we remained constructive on the company’s ability to quickly integrate recent acquisitions as well as on encouraging rental growth.

City Developments, a Singapore-based diversified real estate developer in the business of condominium development and hotel ownership and as an office landlord, contributed positively to the Fund’s performance. The company saw its share price rise primarily on the consensus expectation that the Singapore government’s austerity on the economy and housing cooling measures may be loosened. At the end of the Reporting Period, we continued to view City Developments favorably due to what we considered to be its sound management team and quality portfolio of assets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Link Real Estate Investment Trust, a shopping center REIT based in Hong Kong. We believe volatility in the Hong Kong property market, driven by higher long-term funding costs, has created attractive valuations. In our view, Link Real Estate Investment Trust may be more resilient to cyclicality relative to its development-focused Hong Kong real estate peers.

We initiated a Fund position in Shopping Centres Australasia Property Group, an Australia-based REIT managing sub-regional and neighborhood shopping centers and convenience retail-focused properties. In our view, the company demonstrates solid net operating income and strong re-leasing spreads. While its management team has historically been relatively conservative, we expect Shopping Centres Australasia Property Group to perform well going forward on the back of improved performance from two key tenants in the supermarket segment.

Conversely, we exited the Fund’s position in Vicinity Centres, a leading Australian retail property developer. We had liked the company for its strong rental income across assets, its focus on its asset sale program, and its execution of its development pipeline. However, its management team highlighted the challenging retail sales environment in Australia impacting sales growth across its portfolio. Thus, despite what we saw as its attractive valuation, we decided to exit the Fund’s position in Vicinity Centres after its earnings lagged those of more diversified players in the region.

We sold the Fund’s position in Charter Hall Group, an Australian diversified REIT managing real estate investment funds and developing commercial, residential and industrial properties. The Fund’s position was initially predicated on our positive view of Charter Hall Group due to its strong track record. The stock performed well during the Reporting Period on the back of positive first-half fiscal year 2017 earnings, announced in February 2017, supported by strong

11

PORTFOLIO RESULTS

transactions and performance fees, indicating, in our view, strong execution in Australia’s supportive physical real estate market environment. Due to its strong performance early in the Reporting Period, we exited the position, taking profits, and allocated the capital to what we considered to be higher risk/reward opportunities.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the U.K. increased relative to the Real Estate Index, and its exposure to Australia and continental Europe decreased relative to the Real Estate Index. We eliminated the Fund’s position in China during the Reporting Period, which is not a component of the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in Japan and in continental Europe, especially France, and was underweighted relative to the Real Estate Index in Australia and Singapore. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of December 2017.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international REITs can continue to generate positive returns given robust demand and improving sentiment across most subsectors and geographies. Reported GDP in countries like Japan and Germany surpassed consensus estimates toward the end of the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and improved. Furthermore, business spending and sentiment appeared to be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise of both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

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FUND BASICS

International Real Estate Securities Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Ex US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	17.89%	20.82%
Class C	17.23	20.82
Institutional	18.45	20.82
Investor	18.29	20.82
Class R6	18.48	20.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Ex US Real Estate Index (Gross, USD, Unhedged) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A	11.47%	2.69%	-0.57%	0.96%	7/31/06
Class C	16.20	3.12	-0.72	0.73	7/31/06
Institutional	18.45	4.29	0.25	1.73	7/31/06
Investor	18.29	4.17	0.29	-0.35	11/30/07
Class R6	18.48	N/A	N/A	4.28	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.62%
Class C	2.14	2.37
Institutional	0.99	1.22
Investor	1.14	1.37
Class R6	0.97	1.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Vonovia SE	7.7%	Real Estate Operating Companies	Germany
CK Asset Holdings Ltd.	5.2	Real Estate Development	Hong Kong
Sun Hung Kai Properties Ltd.	4.8	Diversified	Hong Kong
Unibail-Rodamco SE (REIT)	4.6	Retail	France
Mitsui Fudosan Co. Ltd.	4.6	Diversified	Japan
Klepierre SA (REIT)	4.0	Retail	France
Sumitomo Realty & Development Co. Ltd.	3.5	Diversified	Japan
Hongkong Land Holdings Ltd.	3.3	Real Estate Operating Companies	Hong Kong
GPT Group (The) (REIT)	3.3	Diversified	Australia
Nippon Building Fund, Inc. (REIT)	3.1	Office	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value

15

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	17.89%	3.87%	-0.01%	1.45%
Including sales charges	11.47%	2.69%	-0.57%	0.96%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	17.23%	3.12%	-0.72%	0.73%
Including contingent deferred sales charges	16.20%	3.12%	-0.72%	0.73%

Institutional (Commenced July 31, 2006)	18.45%	4.29%	0.25%	1.73%

Investor* (Commenced November 30, 2007)	18.29%	4.17%	0.29%	-0.35%

Class R6 (Commenced July 31, 2015)	18.48%	N/A	N/A	4.28%

*	Effective August 15, 2017, Class IR changed its name to Investor.

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PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 2.11%, 1.38%, 2.58%, 2.07%, 2.42%, 1.92% and 2.60%, respectively. These returns compare to the 4.87% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (the “Wilshire Index”) during the same period.

Q	What economic and market factors most Influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period but significantly lagged the broad U.S. equity market, as represented by the S&P 500® Index, which was up 21.83% for the same period.

For the first quarter of 2017, the Wilshire Index increased 0.5%. While U.S. REITs underperformed the broader U.S. equity market, at the company level, contained new supply across most property types, stable demand and an accommodative financing environment provided a supportive backdrop for the asset class. Health care and office were the top performing subsectors for the first quarter of 2017, while retail and self-storage underperformed the Wilshire Index most. The failure to pass the President’s proposed health care plan as well as the decline in the 10-year U.S. Treasury yield benefited the health care subsector. Investor concerns about department store closures, steadily declining sales and the threat of e-commerce negatively affected the retail subsector.

The Wilshire Index increased 1.9% during the second quarter of 2017. U.S. REITs continued to lag the broader U.S. equity market due to decelerating fundamentals across most subsectors and particular weakness in the retail subsector. For the second quarter of 2017, technology and health care were the top performing subsectors, while retail and self-storage again underperformed the Wilshire Index most. Technology REITs benefited from a rebound in bookings during the second quarter of 2017, while investor concerns about the retail subsector persisted.

The Wilshire Index increased 0.63% during the third quarter of 2017. Industrial and technology were the top performing subsectors, while health care and residential REITs underperformed the Wilshire Index most. Industrial REITs benefited from strong demand for urban properties and tailwinds from disruption in the supply chain. The health care subsector struggled as investors became concerned about operating fundamentals and higher supply levels.

During the fourth quarter of 2017, the Wilshire Index gained 1.7%. U.S. REITs lagged broader U.S. equities due to decelerating fundamentals across most subsectors, inflation concerns and strong performance in the broader U.S. equity market. For the quarter, retail and hotel were the top performing subsectors, while health care and residential REITs were weakest. The retail subsector, which had lagged for much of the calendar year, benefited from increased merger and acquisition activity, suggesting valuations overshot fundamentals as well as improved health of underlying retailers, i.e. the occupants of retail REIT properties.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were technology, industrial and diversified. Conversely, the retail, triple net and health care subsectors were the weakest performers within the Wilshire Index during the Reporting Period, with retail and triple net posting negative absolute returns. (Triple net properties are typically single-tenant retail properties leased to tenants with

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PORTFOLIO RESULTS

high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the return of the Wilshire Index. Detracting most from the Fund’s relative results was stock selection in and having an overweighted allocation to the retail subsector. Retail REITs in particular experienced material weakness during the Reporting Period, as pressures from the rise of e-commerce continued to mount on traditional retailers, who have been rapidly closing physical stores. To a somewhat lesser degree, stock selection and positioning in the industrial, self-storage, health care and diversified subsectors also hurt. Partially offsetting these detractors was effective individual stock selection in the hotel, technology and office subsectors, which contributed positively to relative returns. Having a neutral to modestly overweighted allocation to the technology subsector, which was the strongest subsector in the Wilshire Index during the Reporting Period, further buoyed relative results.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	DDR, an owner and manager of retail shopping centers in the U.S., was the top detractor from the Fund’s returns during the Reporting Period. The majority of DDR’s underperformance of the Wilshire Index came in September 2017 when Hurricane Maria hit landfall in Puerto Rico, where DDR has the highest exposure among its retail shopping center peers. Additionally, we believe some of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. On December 14, 2017, the company announced plans to spin off approximately 50 of its lower quality assets (38 of which are located in the continental U.S. and its entire Puerto Rican portfolio) into a separately traded REIT, Retail Value Trust. While the resulting DDR portfolio of assets is anticipated to have a reduced dividend rate, in our view, it will be a portfolio of higher quality and have a stronger growth profile. Indeed, we believe the company’s fundamentals remain healthy and its high quality tenant base provides DDR with an advantage relative to its peers. At the end of the Reporting Period, we maintained a high level of conviction in DDR’s new management team and its extensive experience and deep relationships in the strip mall/power center space. Brixmor Property Group, an owner and operator of grocery-anchored community and neighborhood shopping centers in the U.S., was also a top detractor from the Fund’s results during the Reporting Period. As with DDR, we believe Brixmor Property Group’s underperformance of the Wilshire Index during the Reporting Period was largely due to market concerns around store closures within the industry and underperforming retailers. Additionally, shares of the REIT fell after it reported quarterly earnings with in-line third quarter 2017 funds from operations but lowered 2017 funds from operations guidance. While the negative sentiment remained an overhang, Brixmor Property Group’s portfolio has been more resilient to e-commerce compared to competitors, in our opinion, as it continues to increase occupancy given minimal new supply, allowing it to achieve premium leading spreads given the number of tenants paying below-market rents. Furthermore, in our view, the REIT was trading at an attractive valuation at the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	CyrusOne, an owner, operator and developer of data center properties, was a top positive contributor to the Fund’s returns during the Reporting Period. Shares of the company rallied early in the Reporting Period, as positive commentary from industry peers reduced concerns about a slowdown in the sector and all signs indicated that cloud-based technology continued to gain momentum. In the second calendar quarter, its share price rose further, as expectations for leasing increased and demand trends for the data center subsector broadly were stronger than market expected. At the end of the Reporting Period, we continued to believe that the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies are meaningful competitive advantages and that the stock remained attractively valued on a relative basis given its growth profile and backlog over the next several years.

Pebblebrook Hotel Trust, an owner of urban hotel properties in coastal gateway cities, was a top contributor to Fund returns during the Reporting Period. The company has been selling its non-coastal hotels and repurchasing common stock to benefit from the disparity between its private and public valuations. Additionally, shares of the company performed well as investors appeared to appreciate Pebblebrook Hotel Trust’s recent redevelopment projects. Overall, at the end of the Reporting Period, we remained constructive on the company’s potential for both margin expansion and earnings

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PORTFOLIO RESULTS

growth in the years ahead. Furthermore, we remained positive on what we viewed as the company’s favorable geographic exposure and its management’s profitable track record of capital allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Hudson Pacific Properties, an owner of office properties across the U.S.’ west coast. The company has exposure to what we consider to be some of the best markets in the U.S., characterized by high job growth and relatively low supply. In our view, Hudson Pacific Properties’ internal growth has the potential to drive higher earnings through both lease-up and positive mark-to-market on rental rates. (Lease-up is the time period for a newly available property to attract tenants and reach stabilized occupancy. Mark to market refers to accounting for the fair value of an asset or liability based on the current market price, or for similar assets and liabilities, or based on another objectively assessed fair value.) Furthermore, we believe the company has exhibited strong capital allocation, including its recent acquisitions in Los Angeles, and has ample opportunities for future investments.

We initiated a Fund position in Camden Property Trust, an owner of multifamily apartment communities across the U.S. We view Camden Property Trust’s exposure to the Houston apartment market as especially favorable given an increase in demand for temporary housing following the hurricane in September 2017.

Conversely, we exited the Fund’s position in Taubman Centers, an owner of regional malls and shopping centers. We had initially bought shares of the company due to what we saw as Taubman Centers’ high quality assets and its embedded net operating income growth from development. The company reported second quarter 2017 earnings that were relatively positive. However, investors grew concerned about the decline in rent spreads and about its management’s cautious tone regarding the retail environment. Additionally, we remained cautious on the company’s development projects, leverage and corporate governance. As a result, we eliminated the Fund’s position and transitioned capital into higher conviction ideas.

We eliminated the Fund’s position in Liberty Property Trust, an owner of office and industrial properties. When we initially invested in Liberty Property Trust, we were positive on the company’s focus on expanding its industrial property portfolio as well as on what we viewed as its solid balance sheet and dividend yield. However, during the Reporting Period, we decided to exit the Fund’s position in favor of opportunities where we saw greater risk-adjusted return potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrial and office subsectors increased relative to the Wilshire Index and its exposure to the hotel and self-storage subsectors decreased relative to the Wilshire Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Kristin Kuney was named a co-lead portfolio manager of the Fund along with Nora Creedon and Tim Ryan. Kristin has been with Goldman Sachs Asset Management since 2000 and has been a part of the Real Estate Securities Investment Team for more than 13 years. Over that time, she has had research responsibilities for virtually all the different REIT subsectors.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the retail, office and hotel subsectors at the end of the Reporting Period. The Fund was underweighted compared to the Wilshire Index in the health care and self-storage subsectors and was rather neutrally weighted in the industrial, residential and technology subsectors within the Wilshire Index. The Fund had no exposure to the diversified or triple net subsectors at the end of the Reporting Period.

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PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs remained an attractive asset class for investors in 2018. We believed the demand picture remained robust in light of the healthy economic growth experienced through the end of the Reporting Period. While there were pockets of increasing supply, e.g. New York City apartments, the overall real estate supply continued to be rational, in our view, which means occupancy rates may remain strong. Interest rates are widely anticipated to gradually move higher, which could be a headwind in the next 12 to 24 months, but we do not think that changes REIT fundamentals provided economic growth remains unaffected. Further, some of the negative investor concerns that dragged down significant parts of the REIT universe, e.g. Amazon.com’s impact on retail real estate, appeared, we believe, to be better understood by the end of the Reporting Period and already priced into stocks.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team. Overall, we believe that REITs can continue to offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits.

20

FUND BASICS

Real Estate Securities Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	2.11%	4.87%
Class C	1.38	4.87
Institutional	2.58	4.87
Service	2.07	4.87
Investor	2.42	4.87
Class R	1.92	4.87
Class R6	2.60	4.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.50%	6.78%	5.21%	8.96%	7/27/98
Class C	0.36	7.19	5.02	8.48	7/27/98
Institutional	2.58	8.44	6.26	9.73	7/27/98
Service	2.07	7.90	5.70	9.19	7/27/98
Investor	2.42	8.28	6.08	5.53	11/30/07
Class R	1.92	7.74	5.56	5.01	11/30/07
Class R6	2.60	N/A	N/A	4.97	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.52%
Class C	2.06	2.27
Institutional	0.91	1.12
Service	1.41	1.62
Investor	1.06	1.27
Class R	1.56	1.77
Class R6	0.89	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/17[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	8.8%	Retail
Equinix, Inc. (REIT)	7.1	Specialized
Prologis, Inc. (REIT)	6.8	Industrial
AvalonBay Communities, Inc. (REIT)	6.8	Residential
Equity Residential (REIT)	6.5	Residential
Boston Properties, Inc. (REIT)	4.2	Office
Public Storage (REIT)	3.9	Specialized
Federal Realty Investment Trust (REIT)	3.9	Retail
Ventas, Inc. (REIT)	3.8	Health Care
Alexandria Real Estate Equities, Inc. (REIT)	3.7	Office

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

22

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

23

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	2.11%	8.00%	5.80%	9.28%
Including sales charges	-3.50%	6.78%	5.21%	8.96%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	1.38%	7.19%	5.02%	8.48%
Including contingent deferred sales charges	0.36%	7.19%	5.02%	8.48%

Institutional (Commenced July 27, 1998)	2.58%	8.44%	6.26%	9.73%

Service (Commenced July 27, 1998)	2.07%	7.90%	5.70%	9.19%

Investor* (Commenced November 30, 2007)	2.42%	8.28%	6.08%	5.53%

Class R (Commenced November 30, 2007)	1.92%	7.74%	5.56%	5.01%

Class R6 (Commenced July 31, 2015)	2.60%	N/A	N/A	4.97%

*	Effective August 15, 2017, Class IR changed its name to Investor.

24

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 96.5%
Australia – 4.8%
1,649,069	GPT Group (The) (REIT) (Diversified)	$6,559,708
4,573,034	Propertylink Group (REIT) (Industrial)	3,568,110
1,289,992	Scentre Group (REIT) (Retail)	4,207,915
1,124,358	Shopping Centres Australasia Property Group (REIT) (Retail)	2,038,769

		16,374,502

Canada – 3.1%
54,721	Allied Properties REIT (REIT) (Office)	1,831,869
34,825	Canadian Apartment Properties REIT (REIT) (Residential)	1,033,945
65,758	Canadian REIT (REIT) (Diversified)	2,422,112
293,074	Chartwell Retirement Residences (Health Care)	3,791,077
78,366	RioCan REIT (REIT) (Retail)	1,518,692

		10,597,695

France – 3.9%
51,889	Fonciere Des Regions (REIT) (Diversified)	5,874,380
163,972	Klepierre SA (REIT) (Retail)	7,207,287

		13,081,667

Germany – 3.7%
255,890	Vonovia SE (Real Estate Operating Companies)	12,678,660

Hong Kong – 7.3%
666,000	CK Asset Holdings Ltd. (Real Estate Development)	5,805,635
881,400	Hongkong Land Holdings Ltd. (Real Estate Operating Companies)	6,199,620
356,000	Link REIT (REIT) (Retail)	3,293,646
482,000	Sun Hung Kai Properties Ltd. (Diversified)	8,024,846
209,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)*	1,391,042

		24,714,789

Ireland – 1.5%
2,643,070	Green REIT plc (REIT) (Office)	4,931,352

Japan – 10.4%
1,766	Daiwa House REIT Investment Corp. (REIT) (Diversified)	4,195,768
8,161	Invincible Investment Corp. (REIT) (Hotel)	3,472,997
1,911	Kenedix Retail REIT Corp. (REIT) (Retail)	3,947,234
298,700	Mitsui Fudosan Co. Ltd. (Diversified)	6,680,568
3,382	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	4,199,173
4,558	Orix JREIT, Inc. (REIT) (Office)	6,314,655

Common Stocks – (continued)
Japan – (continued)
201,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	$6,596,617

		35,407,012

Norway(a) – 0.9%
207,273	Entra ASA (Real Estate Operating Companies)	3,079,837

Singapore – 2.4%
1,391,100	Ascendas REIT (REIT) (Industrial)	2,823,308
334,100	City Developments Ltd. (Diversified)	3,107,171
1,710,000	Mapletree Commercial Trust (REIT) (Retail)	2,071,255

		8,001,734

Spain – 1.7%
427,657	Merlin Properties Socimi SA (REIT) (Diversified)	5,792,223

Sweden – 1.3%
270,105	Castellum AB (Real Estate Operating Companies)	4,555,364

Switzerland – 0.7%
26,038	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	2,468,357

United Kingdom – 4.9%
385,933	Big Yellow Group plc (REIT) (Specialized)	4,530,681
618,369	Hammerson plc (REIT) (Retail)	4,562,283
1,708,236	Tritax Big Box REIT plc (REIT) (Industrial)	3,434,192
389,292	UNITE Group plc (The) (REIT) (Residential)	4,231,101

		16,758,257

United States – 49.9%
171,593	Acadia Realty Trust (REIT) (Retail)	4,694,785
48,014	Alexandria Real Estate Equities, Inc. (REIT) (Office)	6,270,148
57,065	AvalonBay Communities, Inc. (REIT) (Residential)	10,180,967
61,224	Boston Properties, Inc. (REIT) (Office)	7,960,957
344,490	Brixmor Property Group, Inc. (REIT) (Retail)	6,428,183
36,037	Camden Property Trust (REIT) (Residential)	3,317,566
170,068	Chesapeake Lodging Trust (REIT) (Hotel)	4,607,142
448,927	Cousins Properties, Inc. (REIT) (Office)	4,152,575
121,890	CyrusOne, Inc. (REIT) (Specialized)	7,256,112
909,445	DDR Corp. (REIT) (Retail)	8,148,627
34,261	EastGroup Properties, Inc. (REIT) (Industrial)	3,027,987
18,893	Equity LifeStyle Properties, Inc. (REIT) (Residential)	1,681,855

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
156,160	Equity Residential (REIT) (Residential)	$9,958,323
48,725	Federal Realty Investment Trust (REIT) (Retail)	6,471,167
204,342	HCP, Inc. (REIT) (Health Care)	5,329,239
32,573	Highwoods Properties, Inc. (REIT) (Office)	1,658,292
217,253	Hudson Pacific Properties, Inc. (REIT) (Office)	7,440,915
61,011	Life Storage, Inc. (REIT) (Specialized)	5,434,250
39,942	Macerich Co. (The) (REIT) (Retail)	2,623,391
47,947	Mid-America Apartment Communities, Inc. (REIT) (Residential)	4,821,550
80,866	Pebblebrook Hotel Trust (REIT) (Hotel)	3,005,789
179,446	Prologis, Inc. (REIT) (Industrial)	11,576,062
16,076	Public Storage (REIT) (Specialized)	3,359,884
251,588	RLJ Lodging Trust (REIT) (Hotel)	5,527,388
103,111	Simon Property Group, Inc. (REIT) (Retail)	17,708,283
109,579	Ventas, Inc. (REIT) (Health Care)	6,575,836
91,495	Vornado Realty Trust (REIT) (Office)	7,153,079
56,608	Welltower, Inc. (REIT) (Health Care)	3,609,892

		169,980,244

TOTAL COMMON STOCKS
(Cost $312,761,232)		$328,421,693

Investment Company(b) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,247,385	1.228%	$5,247,385
(Cost $5,247,385)

TOTAL INVESTMENTS – 98.0%
(Cost $318,008,617)		$333,669,078

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		6,741,481

NET ASSETS – 100.0%		$340,410,559

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,079,837, which represents approximately 0.9% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.0%
Australia – 10.7%
1,024,835	GPT Group (The) (REIT) (Diversified)	$4,076,615
963,345	Mirvac Group (REIT) (Diversified)	1,761,767
1,880,118	Propertylink Group (REIT) (Industrial)	1,466,962
1,074,099	Scentre Group (REIT) (Retail)	3,503,679
1,326,116	Shopping Centres Australasia Property Group (REIT) (Retail)	2,404,611

		13,213,634

Canada – 6.1%
47,616	Allied Properties REIT (REIT) (Office)	1,594,018
25,566	Canadian Apartment Properties REIT (REIT) (Residential)	759,048
50,836	Canadian REIT (REIT) (Diversified)	1,872,480
157,534	Chartwell Retirement Residences (Health Care)	2,037,791
63,120	RioCan REIT (REIT) (Retail)	1,223,232

		7,486,569

France – 11.5%
30,419	Fonciere Des Regions (REIT) (Diversified)	3,443,750
113,150	Klepierre SA (REIT) (Retail)	4,973,438
22,680	Unibail-Rodamco SE (REIT) (Retail)	5,707,467

		14,124,655

Germany – 7.7%
192,190	Vonovia SE (Real Estate Operating Companies)	9,522,497

Hong Kong – 16.7%
732,000	CK Asset Holdings Ltd. (Real Estate Development)	6,380,968
585,900	Hongkong Land Holdings Ltd. (Real Estate Operating Companies)	4,121,123
295,000	Link REIT (REIT) (Retail)	2,729,285
356,475	Sun Hung Kai Properties Ltd. (Diversified)	5,934,973
211,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)*	1,404,353

		20,570,702

Ireland – 1.7%
1,137,413	Green REIT plc (REIT) (Office)	2,122,147

Japan – 21.7%
723	Daiwa House REIT Investment Corp. (REIT) (Diversified)	1,717,747
3,295	Invincible Investment Corp. (REIT) (Hotel)	1,402,221
961	Kenedix Retail REIT Corp. (REIT) (Retail)	1,984,977
82,700	Mitsubishi Estate Co. Ltd. (Diversified)	1,435,924

Common Stocks – (continued)
Japan – (continued)
250,700	Mitsui Fudosan Co. Ltd. (Diversified)	$5,607,025
772	Nippon Building Fund, Inc. (REIT) (Office)	3,775,212
2,794	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	3,469,098
2,241	Orix JREIT, Inc. (REIT) (Office)	3,104,683
130,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	4,266,468

		26,763,355

Norway(a) – 1.1%
89,954	Entra ASA (Real Estate Operating Companies)	1,336,612

Singapore – 5.0%
871,500	Ascendas REIT (REIT) (Industrial)	1,768,753
256,200	City Developments Ltd. (Diversified)	2,382,692
1,663,100	Mapletree Commercial Trust (REIT) (Retail)	2,014,447

		6,165,892

Spain – 2.5%
223,037	Merlin Properties Socimi SA (REIT) (Diversified)	3,020,832

Sweden – 1.8%
131,059	Castellum AB (Real Estate Operating Companies)	2,210,331

Switzerland – 1.7%
21,533	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	2,041,291

United Kingdom – 10.8%
216,323	Big Yellow Group plc (REIT) (Specialized)	2,539,536
155,002	British Land Co. plc (The) (REIT) (Retail)	1,443,589
51,642	Derwent London plc (REIT) (Office)	2,174,008
408,881	Hammerson plc (REIT) (Retail)	3,016,695
910,784	Tritax Big Box REIT plc (REIT) (Industrial)	1,831,016
205,889	UNITE Group plc (The) (REIT) (Residential)	2,237,747

		13,242,591

TOTAL INVESTMENTS – 99.0%
(Cost $117,059,583)		$121,821,108

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		1,253,864

NET ASSETS – 100.0%		$123,074,972

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,336,612, which represents approximately 1.1% of net assets as of December 31, 2017. The liquidity determination is unaudited.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.8%
Health Care – 9.8%
303,991	HCP, Inc. (REIT)	$7,928,085
173,887	Ventas, Inc. (REIT)	10,434,959
133,787	Welltower, Inc. (REIT)	8,531,597

		26,894,641

Hotel – 7.8%
214,898	Chesapeake Lodging Trust (REIT)	5,821,587
251,512	La Quinta Holdings, Inc.*	4,642,911
142,437	Pebblebrook Hotel Trust (REIT)	5,294,383
259,473	RLJ Lodging Trust (REIT)	5,700,622

		21,459,503

Industrial – 8.6%
55,725	EastGroup Properties, Inc. (REIT)	4,924,975
288,780	Prologis, Inc. (REIT)	18,629,198

		23,554,173

Office – 17.4%
78,168	Alexandria Real Estate Equities, Inc. (REIT)	10,207,959
88,632	Boston Properties, Inc. (REIT)	11,524,819
524,190	Cousins Properties, Inc. (REIT)	4,848,758
41,797	Highwoods Properties, Inc. (REIT)	2,127,885
262,819	Hudson Pacific Properties, Inc. (REIT)	9,001,551
123,503	Vornado Realty Trust (REIT)	9,655,464

		47,366,436

Residential – 18.9%
103,506	AvalonBay Communities, Inc. (REIT)	18,466,506
89,988	Camden Property Trust (REIT)	8,284,295
50,095	Equity LifeStyle Properties, Inc. (REIT)	4,459,457
278,251	Equity Residential (REIT)	17,744,066
25,871	Mid-America Apartment Communities, Inc. (REIT)	2,601,588

		51,555,912

Common Stocks – (continued)
Retail – 21.2%
158,031	Acadia Realty Trust (REIT)	$4,323,728
97,102	Brixmor Property Group, Inc. (REIT)	1,811,923
904,825	DDR Corp. (REIT)	8,107,232
80,744	Federal Realty Investment Trust (REIT)	10,723,611
169,767	GGP, Inc. (REIT)	3,970,850
75,612	Macerich Co. (The) (REIT)	4,966,196
140,525	Simon Property Group, Inc. (REIT)	24,133,764

		58,037,304

Specialized – 16.1%
117,226	CyrusOne, Inc. (REIT)	6,978,464
42,955	Equinix, Inc. (REIT)	19,468,065
23,000	Extra Space Storage, Inc. (REIT)	2,011,350
51,695	Life Storage, Inc. (REIT)	4,604,474
51,483	Public Storage (REIT)	10,759,947

		43,822,300

TOTAL INVESTMENTS – 99.8%
(Cost $194,253,310)		272,690,269

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		486,868

NET ASSETS – 100.0%		$273,177,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2017

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $312,761,232, $117,059,583 and $194,253,310)	$328,421,693	$121,821,108	$272,690,269
Investments in affiliated issuers, at value (cost $5,247,385, $0 and $0)	5,247,385	—	—
Cash	5,220,145	1,092,595	2,160,643
Foreign currencies, at value (cost $0, $59,591 and $0)	—	60,223	—
Receivables:
Dividends	1,412,102	385,763	1,338,557
Investments sold	508,001	354,854	2,269,459
Foreign tax reclaims	91,901	243,339	—
Reimbursement from investment adviser	15,312	26,050	27,435
Fund shares sold	—	2,061	49,526
Total assets	340,916,539	123,985,993	278,535,889

Liabilities:
Payables:
Management fees	265,001	99,266	208,279
Fund shares redeemed	152,097	713,157	3,003,626
Distribution and Service fees and Transfer Agency fees	12,030	6,436	38,634
Investments purchased	—	—	2,015,004
Accrued expenses and other liabilities	76,852	92,162	93,209
Total liabilities	505,980	911,021	5,358,752

Net Assets:
Paid-in capital	327,491,631	148,501,397	190,750,760
Undistributed (distributions in excess of) net investment income	(1,594,409)	(891,232)	1,213,084
Accumulated net realized gain (loss)	(1,150,707)	(29,304,218)	2,776,334
Net unrealized gain	15,664,044	4,769,025	78,436,959
NET ASSETS	$340,410,559	$123,074,972	$273,177,137
Net Assets:
Class A	$1,767,808	$4,376,579	$38,120,309
Class C	28,411	810,097	12,420,534
Institutional	338,527,313	117,767,983	206,095,285
Service	—	—	2,446,438
Investor(a)	29,083	109,245	10,775,812
Class R	28,746	—	3,092,036
Class R6	29,198	11,068	226,723
Total Net Assets	$340,410,559	$123,074,972	$273,177,137
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	166,193	675,240	2,453,920
Class C	2,671	124,690	834,489
Institutional	31,768,892	18,798,172	12,898,144
Service	—	—	156,318
Investor(a)	2,730	16,998	688,726
Class R	2,700	—	200,903
Class R6	2,740	1,769	14,189
Net asset value, offering and redemption price per share:(b)
Class A	$10.64	$6.48	$15.53
Class C	10.64	6.50	14.88
Institutional	10.66	6.26	15.98
Service	—	—	15.65
Investor(a)	10.65	6.43	15.65
Class R	10.65	—	15.39
Class R6	10.66	6.26	15.98

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $11.26, $6.86 and $16.43, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2017

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $290,982, $632,765 and $0)	$6,698,526	$6,447,299	$10,533,244
Dividends — affiliated issuers	15,768	2,220	15,110
Securities lending income — affiliated issuer	9,459	40,837	—
Total investment income	6,723,753	6,490,356	10,548,354

Expenses:
Management fees	2,128,063	1,986,519	3,624,015
Custody, accounting and administrative services	101,713	143,267	93,092
Professional fees	91,097	93,181	101,045
Transfer Agency fees(a)	82,175	84,504	254,817
Registration fees	75,499	68,052	92,888
Trustee fees	17,968	17,970	18,214
Printing and mailing costs	9,935	13,715	28,150
Distribution and Service fees(a)	2,231	21,872	272,621
Service share fees — Service and Shareholder Administration Plan	—	—	12,916
Other	12,202	24,830	26,644
Total expenses	2,520,883	2,453,910	4,524,402
Less — expense reductions	(485,773)	(545,054)	(824,107)
Net expenses	2,035,110	1,908,856	3,700,295
NET INVESTMENT INCOME	4,688,643	4,581,500	6,848,059

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0 and $9,362 )	(285,987)	107,026	47,112,824
Foreign currency transactions	139,408	(3,383)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	15,520,363	29,167,384	(47,855,543)
Foreign currency translation	3,769	24,244	—
Net realized and unrealized gain (loss)	15,377,553	29,295,271	(742,719)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,066,196	$33,876,771	$6,105,340

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Global Real Estate Securities	$1,744	$349	$138	$1,258	$65	$80,744	$—	$51	$51	$6
International Real Estate Securities	12,134	9,738	—	9,031	1,813	73,256	—	400	—	4
Real Estate Securities	116,777	138,680	17,164	86,863	25,791	113,781	1,033	20,942	6,385	22

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$4,688,643	$419,966
Net realized gain (loss)	(146,579)	369,985
Net change in unrealized gain (loss)	15,524,132	(3,876)
Net increase (decrease) in net assets resulting from operations	20,066,196	786,075

Distributions to shareholders:
From net investment income
Class A Shares	(28,974)	(842)
Class C Shares	(520)	(700)
Institutional Shares	(6,827,229)	(778,447)
Service Shares	—	—
Investor Shares(a)	(734)	(803)
Class R Shares	(590)	(674)
Class R6 Shares	(781)	(848)
From net realized gains
Class A Shares	(176)	(519)
Class C Shares	(3)	(598)
Institutional Shares	(34,564)	(389,818)
Service Shares	—	—
Investor Shares(a)	(3)	(439)
Class R Shares	(3)	(437)
Class R6 Shares	(3)	(440)
Return of capital
Class A Shares	—	(58)
Class C Shares	—	(56)
Institutional Shares	—	(50,233)
Investor Shares(a)	—	(53)
Class R Shares	—	(48)
Class R6 Shares	—	(55)
Total distributions to shareholders	(6,893,580)	(1,225,068)

From share transactions:
Proceeds from sales of shares	325,969,686	27,993,164
Reinvestment of distributions	6,892,789	1,224,558
Cost of shares redeemed	(33,435,340)	(4,142,946)
Net increase (decrease) in net assets resulting from share transactions	299,427,135	25,074,776
TOTAL INCREASE (DECREASE)	312,599,751	24,635,783

Net assets:
Beginning of year	27,810,808	3,175,025
End of year	$340,410,559	$27,810,808
Undistributed (distributions in excess of) net investment income	$(1,594,409)	$(117,407)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

International Real Estate Securities Fund		Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$4,581,500	$7,216,195	$6,848,059	$9,946,916
103,643	6,477,835	47,112,824	38,429,822
29,191,628	(18,985,322)	(47,855,543)	(19,980,756)
33,876,771	(5,291,292)	6,105,340	28,395,982

(191,324)	(241,374)	(740,445)	(964,655)
(28,242)	(41,069)	(148,930)	(152,384)
(5,930,145)	(14,133,328)	(5,372,052)	(8,365,302)
—	—	(38,675)	(47,259)
(7,218)	(4,864)	(209,034)	(179,578)
—	—	(47,143)	(62,336)
(498)	(442)	(768)	(492)

—	—	(6,396,123)	(5,329,661)
—	—	(2,074,863)	(1,539,421)
—	—	(34,156,406)	(37,167,142)
—	—	(382,308)	(271,040)
—	—	(1,753,632)	(815,225)
—	—	(501,533)	(407,707)
—	—	(34,987)	(3,764)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(6,157,427)	(14,421,077)	(51,856,899)	(55,305,966)

19,554,247	68,521,464	61,694,002	90,156,219
6,137,751	14,399,299	50,355,569	53,858,862
(234,473,484)	(102,095,026)	(276,394,225)	(183,114,394)
(208,781,486)	(19,174,263)	(164,344,654)	(39,099,313)
(181,062,142)	(38,886,632)	(210,096,213)	(66,009,297)

304,137,114	343,023,746	483,273,350	549,282,647
$123,074,972	$304,137,114	$273,177,137	$483,273,350
$(891,232)	$(4,441,065)	$1,213,084	$1,328,952

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$10.05	$0.21	$0.63	$0.84	$(0.25)	$— (d)	$—	$(0.25)
2017 - C	10.04	0.12	0.65	0.77	(0.17)	— (d)	—	(0.17)
2017 - Institutional	10.06	0.24	0.65	0.89	(0.29)	— (d)	—	(0.29)
2017 - Investor(e)	10.05	0.22	0.65	0.87	(0.27)	— (d)	—	(0.27)
2017 - R	10.05	0.17	0.65	0.82	(0.22)	— (d)	—	(0.22)
2017 - R6	10.06	0.24	0.65	0.89	(0.29)	— (d)	—	(0.29)
2016 - A	10.44	0.17	(0.08)	0.09	(0.29)	(0.17)	(0.02)	(0.48)
2016 - C	10.43	0.10	(0.09)	0.01	(0.21)	(0.17)	(0.02)	(0.40)
2016 - Institutional	10.44	0.24	(0.10)	0.14	(0.32)	(0.17)	(0.03)	(0.52)
2016 - Investor(e)	10.44	0.20	(0.09)	0.11	(0.31)	(0.17)	(0.02)	(0.50)
2016 - R	10.44	0.14	(0.08)	0.06	(0.26)	(0.17)	(0.02)	(0.45)
2016 - R6	10.44	0.21	(0.07)	0.14	(0.33)	(0.17)	(0.02)	(0.52)

FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	10.00	0.05	0.52	0.57	(0.12)	(0.01)	—	(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02	0.52	0.54	(0.10)	(0.01)	—	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)
2015 - Investor (Commenced August 31, 2015)(e)	10.00	0.06	0.51	0.57	(0.12)	(0.01)	—	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04	0.52	0.56	(0.11)	(0.01)	—	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Annualized.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.64	8.50%	$1,768	1.39%		1.59%		2.03%		58%
10.64	7.72	28	2.15		2.79		1.15		58
10.66	8.96	338,527	1.00		1.24		2.31		58
10.65	8.80	29	1.15		1.75		2.13		58
10.65	8.26	29	1.65		2.25		1.63		58
10.66	8.97	29	0.99		1.59		2.29		58
10.05	0.82	32	1.44		4.34		1.57		60
10.04	0.11	36	2.15		5.31		0.93		60
10.06	1.30	27,663	1.00		2.82		2.23		60
10.05	1.05	27	1.15		4.22		1.85		60
10.05	0.57	27	1.65		4.73		1.35		60
10.06	1.31	27	0.98		4.05		2.02		60

10.44	5.71	26	1.40	(f)	15.24	(f)	1.43	(f)	14
10.43	5.41	26	2.15	(f)	16.01	(f)	0.68	(f)	14
10.44	5.81	3,043	1.00	(f)	14.86	(f)	1.83	(f)	14
10.44	5.78	26	1.15	(f)	15.02	(f)	1.68	(f)	14
10.44	5.65	26	1.65	(f)	15.51	(f)	1.18	(f)	14
10.44	5.82	26	0.97	(f)	14.85	(f)	1.85	(f)	14

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$5.73	$0.12		$0.89	$1.01	$(0.26)
2017 - C	5.73	0.08		0.90	0.98	(0.21)
2017 - Institutional	5.54	0.14		0.87	1.01	(0.29)
2017 - Investor(d)	5.68	0.16		0.87	1.03	(0.28)
2017 - R6	5.54	0.14		0.87	1.01	(0.29)
2016 - A	6.09	0.12		(0.23)	(0.11)	(0.25)
2016 - C	6.09	0.07		(0.23)	(0.16)	(0.20)
2016 - Institutional	5.91	0.14		(0.24)	(0.10)	(0.27)
2016 - Investor(d)	6.04	0.12		(0.22)	(0.10)	(0.26)
2016 - R6	5.91	0.13		(0.23)	(0.10)	(0.27)
2015 - A	6.38	0.10		(0.24)	(0.14)	(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - Investor(d)	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(f)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(f)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(f)	(0.12)	0.10	(0.26)
2014 - Investor(d)	6.48	0.20	(f)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(g)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(g)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(g)	0.20	0.38	(0.32)
2013 - Investor(d)	6.40	0.18	(g)	0.20	0.38	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.48	17.89%	$4,377	1.39%		1.70%		2.02%		38%
6.50	17.23	810	2.14		2.44		1.26		38
6.26	18.45	117,768	0.99		1.28		2.44		38
6.43	18.29	109	1.14		1.45		2.54		38
6.26	18.48	11	0.99		1.29		2.41		38
5.73	(1.84)	5,400	1.39		1.62		1.90		41
5.73	(2.65)	1,148	2.14		2.37		1.12		41
5.54	(1.63)	297,473	0.99		1.22		2.28		41
5.68	(1.57)	107	1.14		1.37		2.05		41
5.54	(1.61)	9	1.02		1.18		2.26		41
6.09	(2.25)	7,702	1.41		1.62		1.50		45
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(e)	1.15	(e)	1.91	(e)	45
6.38	1.05	10,017	1.46		1.61		3.13	(f)	50
6.38	0.44	1,962	2.21		2.36		2.42	(f)	50
6.19	1.53	379,651	1.05		1.21		3.42	(f)	50
6.33	1.38	193	1.21		1.35		2.98	(f)	50
6.54	5.81	14,542	1.48		1.60		2.24	(g)	45
6.53	4.90	2,514	2.23		2.35		1.65	(g)	45
6.35	6.15	387,178	1.08		1.20		2.79	(g)	45
6.48	6.11	944	1.23		1.35		2.70	(g)	45

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$18.40	$0.30		$0.06	$0.36	$(0.29)	$(2.94)	$(3.23)
2017 - C	17.79	0.16		0.06	0.22	(0.19)	(2.94)	(3.13)
2017 - Institutional	18.81	0.37		0.08	0.45	(0.34)	(2.94)	(3.28)
2017 - Service	18.52	0.29		0.06	0.35	(0.28)	(2.94)	(3.22)
2017 - Investor(d)	18.50	0.36		0.06	0.42	(0.33)	(2.94)	(3.27)
2017 - R	18.27	0.26		0.05	0.31	(0.25)	(2.94)	(3.19)
2017 - R6	18.81	0.41		0.05	0.46	(0.35)	(2.94)	(3.29)
2016 - A	19.59	0.33		0.71	1.04	(0.32)	(1.91)	(2.23)
2016 - C	19.03	0.18		0.68	0.86	(0.19)	(1.91)	(2.10)
2016 - Institutional	19.97	0.41		0.74	1.15	(0.40)	(1.91)	(2.31)
2016 - Service	19.71	0.31		0.72	1.03	(0.31)	(1.91)	(2.22)
2016 - Investor(d)	19.68	0.39		0.71	1.10	(0.37)	(1.91)	(2.28)
2016 - R	19.47	0.29		0.70	0.99	(0.28)	(1.91)	(2.19)
2016 - R6	19.98	0.46		0.68	1.14	(0.40)	(1.91)	(2.31)
2015 - A	19.83	0.29		0.30	0.59	(0.31)	(0.52)	(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - Investor(d)	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(f)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(f)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(f)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(f)	4.39	4.57	(0.26)	—	(0.26)
2014 - Investor(d)	15.59	0.31	(f)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(f)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - Investor(d)	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.53	2.11%	$38,120	1.31%		1.54%		1.65%		35%
14.88	1.38	12,421	2.06		2.29		0.92		35
15.98	2.58	206,095	0.91		1.14		1.98		35
15.65	2.07	2,446	1.41		1.64		1.60		35
15.65	2.42	10,776	1.06		1.29		1.99		35
15.39	1.92	3,092	1.56		1.79		1.45		35
15.98	2.60	227	0.90		1.14		2.23		35
18.40	5.38	54,869	1.31		1.52		1.62		31
17.79	4.56	15,578	2.06		2.27		0.91		31
18.81	5.81	397,211	0.91		1.12		2.03		31
18.52	5.20	2,951	1.41		1.62		1.55		31
18.50	5.65	8,467	1.06		1.27		1.92		31
18.27	5.08	4,156	1.56		1.77		1.44		31
18.81	5.77	42	0.90		1.09		2.25		31
19.59	3.14	57,936	1.26		1.51		1.44		41
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(e)	1.07	(e)	2.65	(e)	41
19.83	29.63	73,103	1.39		1.52		1.15	(f)	52
19.32	28.64	16,497	2.14		2.26		0.39	(f)	52
20.18	30.10	502,407	0.99		1.11		1.49	(f)	52
19.94	29.49	3,527	1.49		1.61		0.98	(f)	52
19.90	29.94	6,900	1.14		1.27		1.70	(f)	52
19.73	29.29	1,877	1.64		1.77		1.05	(f)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor(a), R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, Investor(a) and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor(a), R and R6	Non-diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.   Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2017:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$68,123,535	$—
Australia and Oceania	—	16,374,502	—
Europe	—	63,345,717	—
North America	180,577,939	—	—
Investment Company	5,247,385	—	—
Total	$185,825,324	$147,843,754	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$53,499,949	$—
Australia and Oceania	—	13,213,634	—
Europe	—	47,620,956	—
North America	7,486,569	—	—
Total	$7,486,569	$114,334,539	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$272,690,269	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Management Rate^
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%	1.05%	0.93	%(1)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.95	(1)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $3,070, $477 and $3,178 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Global Real Estate Securities	$3	$—
International Real Estate Securities	2,086	—
Real Estate Securities	2,574	6

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds are 0.034%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$246,279	$239,494	$—	$485,773
International Real Estate Securities	189,668	353,444	1,942	545,054
Real Estate Securities	474,294	345,543	4,270	824,107

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended December 31, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Global Real Estate Securities	$210,752,178	$—	$—
International Real Estate Securities	—	97,438,060	437,853
Real Estate Securities	—	113,314,118	14,249,057

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$117,074	$199,150,826	$(194,020,515)	$5,247,385	5,247,385	$15,768
International Real Estate Securities	311	15,394,161	(15,394,472)	—	—	2,220
Real Estate Securities	623	70,786,594	(70,787,217)	—	—	15,110

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class C	Investor	Class R	Class R6
Global Real Estate Securities	100%	100%	100%	100%
International Real Estate Securities	—	9	—	100

As of December 31, 2017, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds.

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio
Global Real Estate Securities	8%	18%	33%	17%	7%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$396,910,622	$109,464,380
International Real Estate Securities	73,151,073	279,403,953
Real Estate Securities	126,684,298	321,704,728

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities and International Real Estate Securities Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and International Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Global Real Estate Securities and International Real Estate Securities Funds did not have securities on loan as of December 31, 2017.

Each of the Global Real Estate Securities and International Real Estate Securities Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Global Real Estate Securities	$1,051	$—
International Real Estate Securities	4,537	30,478

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
Global Real Estate Securities	$—	$12,906,085	$(12,906,085)	$—	—
International Real Estate Securities	—	37,153,417	(37,153,417)	—	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$6,893,580	$6,157,427	$8,631,473
Net long-term capital gains	—	—	43,225,426
Total taxable distributions	$6,893,580	$6,157,427	$51,856,899

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$1,103,287	$14,389,957	$16,536,098
Net long-term capital gains	71,278	—	38,769,868
Total taxable distributions	$1,174,565	$14,389,957	$55,305,966
Tax return of capital	$50,503	$31,120	$—

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income	$604,554	$569,595	$99,489
Undistributed long-term capital gains	—	—	5,727,114
Total undistributed earnings	$604,554	$569,595	$5,826,603
Capital loss carryforwards:(1)
Expiring 2018	—	(18,621,372)	—
Perpetual Short-term	—	(882,488)	—
Perpetual Long-term	(63,163)	(9,383,767)	—
Total capital loss carryforwards	$(63,163)	$(28,887,627)	$—
Timing differences (Qualified Late Year Loss Deferral/Qualified Deferred Dividend/Post October Loss Deferral)	79,297	—	748,212
Unrealized gains — net	12,298,240	2,891,607	75,851,562
Total accumulated gains (losses) — net	$12,918,928	$(25,426,425)	$82,426,377

(1)	Expiration occurs on December 31 of the year indicated. The International Real Estate Securities Fund had capital loss carryforwards of $239,206,981 which expired in the current fiscal year.

As of December 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$321,374,421	$118,937,001	$196,838,707
Gross unrealized gain	21,559,332	10,924,235	81,415,549
Gross unrealized loss	(9,261,092)	(8,032,628)	(5,563,987)
Net unrealized gain	$12,298,240	$2,891,607	$75,851,562

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of passive foreign investment companies and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency contracts, passive foreign investment company investments, underlying fund investments and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Global Real Estate Securities	$—	$(693,183)	$693,183
International Real Estate Securities	(239,206,981)	234,081,221	5,125,760
Real Estate Securities	—	406,880	(406,880)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	171,268	$1,799,548	475	$5,305
Reinvestment of distributions	2,793	29,146	139	1,419
Shares redeemed	(11,013)	(115,935)	(1)	(5)
	163,048	1,712,759	613	6,719
Class C Shares
Shares sold	—	—	953	10,000
Reinvestment of distributions	50	523	134	1,354
Shares redeemed	(992)	(10,278)	—	—
	(942)	(9,755)	1,087	11,354
Institutional Shares
Shares sold	31,553,271	324,170,138	2,751,238	27,977,859
Reinvestment of distributions	657,437	6,861,006	118,942	1,217,987
Shares redeemed	(3,192,300)	(33,309,127)	(411,089)	(4,142,941)
	29,018,408	297,722,017	2,459,091	25,052,905
Investor Shares(a)
Reinvestment of distributions	71	737	126	1,296
	71	737	126	1,296
Class R Shares
Reinvestment of distributions	57	593	113	1,159
	57	593	113	1,159
Class R6 Shares
Reinvestment of distributions	76	784	130	1,343
	76	784	130	1,343
NET INCREASE	29,180,718	$299,427,135	2,461,160	$25,074,776

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	72,233	$440,986	101,846	$617,864
Reinvestment of distributions	30,269	190,118	41,743	239,950
Shares redeemed	(370,268)	(2,283,708)	(465,021)	(2,840,370)
	(267,766)	(1,652,604)	(321,432)	(1,982,556)
Class C Shares
Shares sold	2,101	12,762	1,497	9,086
Reinvestment of distributions	4,442	27,993	6,536	37,507
Shares redeemed	(82,201)	(506,181)	(73,960)	(444,281)
	(75,658)	(465,426)	(65,927)	(397,688)
Institutional Shares
Shares sold	3,204,976	18,811,155	11,735,695	67,851,273
Reinvestment of distributions	973,468	5,911,924	2,537,732	14,116,536
Shares redeemed	(39,049,037)	(231,364,110)	(17,067,955)	(98,788,023)
	(34,870,593)	(206,641,031)	(2,794,528)	(16,820,214)
Investor Shares(a)
Shares sold	49,028	289,344	7,170	43,241
Reinvestment of distributions	1,167	7,218	853	4,864
Shares redeemed	(51,973)	(319,485)	(3,830)	(22,352)
	(1,778)	(22,923)	4,193	25,753
Class R6 Shares
Reinvestment of distributions	82	498	80	442
	82	498	80	442
NET DECREASE	(35,215,713)	$(208,781,486)	(3,177,614)	$(19,174,263)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	639,033	$11,521,192	938,986	$19,066,528
Reinvestment of distributions	405,796	6,351,489	295,910	5,518,009
Shares redeemed	(1,573,157)	(28,410,380)	(1,209,837)	(24,118,655)
	(528,328)	(10,537,699)	25,059	465,882
Class C Shares
Shares sold	45,840	787,209	155,632	3,114,856
Reinvestment of distributions	141,534	2,112,895	85,909	1,539,136
Shares redeemed	(228,395)	(3,999,777)	(157,241)	(2,994,007)
	(41,021)	(1,099,673)	84,300	1,659,985
Institutional Shares
Shares sold	2,184,495	40,801,687	2,771,649	56,468,817
Reinvestment of distributions	2,431,191	39,332,107	2,369,689	45,314,393
Shares redeemed	(12,834,900)	(236,400,068)	(7,208,641)	(146,350,507)
	(8,219,214)	(156,266,274)	(2,067,303)	(44,567,297)
Service Shares
Shares sold	34,219	593,259	61,950	1,241,007
Reinvestment of distributions	14,034	220,999	8,748	163,823
Shares redeemed	(51,326)	(946,589)	(50,536)	(1,042,478)
	(3,073)	(132,331)	20,162	362,352
Investor Shares(a)
Shares sold	361,477	6,719,342	363,452	7,322,119
Reinvestment of distributions	124,404	1,962,666	52,887	994,803
Shares redeemed	(254,851)	(4,632,822)	(328,703)	(6,595,715)
	231,030	4,049,186	87,636	1,721,207
Class R Shares
Shares sold	61,079	1,062,320	145,944	2,810,331
Reinvestment of distributions	21,933	339,658	17,558	324,442
Shares redeemed	(109,624)	(1,980,661)	(97,719)	(1,914,365)
	(26,612)	(578,683)	65,783	1,220,408
Class R6 Shares
Shares sold	10,998	208,993	5,887	132,561
Reinvestment of distributions	2,249	35,755	225	4,256
Shares redeemed	(1,268)	(23,928)	(4,421)	(98,667)
	11,979	220,820	1,691	38,150
NET DECREASE	(8,575,239)	$(164,344,654)	(1,782,672)	$(39,099,313)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs International Real Estate Securities Fund, and the Goldman Sachs Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs International Real Estate Securities Fund, and the Goldman Sachs Real Estate Securities Fund (three of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Class A
Actual	$1,000	$1,052.80		$7.19	$1,000	$1,082.50		$7.24	$1,000	$1,021.40		$6.62
Hypothetical 5% return	1,000	1,018.20	+	7.07	1,000	1,018.25	+	7.02	1,000	1,018.65	+	6.61
Class C
Actual	1,000	1,048.90		11.10	1,000	1,079.30		11.16	1,000	1,017.80		10.43
Hypothetical 5% return	1,000	1,014.37	+	10.92	1,000	1,014.47	+	10.82	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	1,055.20		5.18	1,000	1,084.30		5.20	1,000	1,023.60		4.64
Hypothetical 5% return	1,000	1,020.16	+	5.09	1,000	1,020.21	+	5.04	1,000	1,020.62	+	4.63
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,020.90		7.18
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.10	+	7.17
Investor(a)
Actual	1,000	1,053.50		5.95	1,000	1,083.90		5.94	1,000	1,023.10		5.35
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.51	+	5.75	1,000	1,019.91	+	5.35
Class R
Actual	1,000	1,051.70		8.53	N/A	N/A		N/A	1,000	1,020.30		7.89
Hypothetical 5% return	1,000	1,016.89	+	8.39	N/A	N/A		N/A	1,000	1,017.39	+	7.88
Class R6
Actual	1,000	1,055.30		5.13	1,000	1,084.40		5.20	1,000	1,024.20		4.59
Hypothetical 5% return	1,000	1,020.21	+	5.04	1,000	1,020.21	+	5.04	1,000	1,020.67	+	4.58

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R	Class R6
Global Real Estate Securities	1.39%	2.15%	1.00%	N/A	1.15%	1.65%	0.99%
International Real Estate Securities	1.38	2.13	0.99	N/A	1.13	N/A	0.99
Real Estate Securities	1.30	2.05	0.91	1.41%	1.05	1.55	0.90

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust — Real Estate Securities Funds — Tax Information (Unaudited)

For the 2017 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2550 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 73.21%. The total amount of foreign taxes paid by the Fund was $0.0267 per share.

For the fiscal year ended December 31, 2017, 21.38% and 48.36% of the dividends paid from net investment company taxable income by the Global Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Funds designates $43,225,426, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2017, the Real Estate Securities Fund designates $2,074,426 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and
Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE REITREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 119946-OTU-708481 RESAR-18/4.0K

Goldman Sachs Funds

Annual Report	December 31, 2017

Select Satellite Funds
Absolute Return Tracker
Alternative Premia*
Commodity Strategy
Managed Futures Strategy

*Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Goldman Sachs Select Satellite Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 6.93%, 6.10%, 7.46%, 7.25%, 6.74% and 7.36%, respectively. These returns compare to the 6.00% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall posted their strongest calendar year performance in four years during the Reporting Period. Equity long/short hedge funds performed best during the Reporting Period, with the HFRX Equity Hedge Index returning 9.98%. Within equity long/short hedge funds, fundamental growth managers performed best by some distance, though technology/health care and multi-strategy managers generated positive returns as well. Event driven hedge funds also posted solid positive returns during the Reporting Period, with the HFRX Event Driven Index returning 6.48%. Special situations managers gained most, although multi-strategy and credit arbitrage managers also posted advances. Relative value hedge funds, as measured by the HFRX Relative Value Arbitrage Index, generated a positive, albeit more modest, return of 3.80%. Fixed income asset-backed managers gained most among relative value hedge funds. Global macro hedge funds also posted modest but positive returns, with the HFRX Macro/CTA Index returning 2.51% for the Reporting Period. Among macro hedge funds, multi-strategy managers were strongest.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 0.50% for the first month of the new year. The MSCI World Index gained 2.41% in January 2017, while U.S. Treasury yields remained stable, and European government bond yields rose modestly. The U.S. dollar posted steep declines against global currencies, including the euro and Japanese yen. Within commodities, metals and agriculture posted sharp gains, while energy declined, led by natural gas. Hedge funds were mixed across styles in January 2017, with event driven, equity long/short and relative value hedge funds posting gains, while global macro hedge funds declined for the month. Hedge funds remained up overall in February 2017, with the HFRX Global Hedge Fund Index gaining 1.12% for the month. The MSCI World Index gained 2.77% in February 2017, while U.S. and European government bond yields declined across most maturities. In contrast to the prior month, the U.S. dollar gained against the euro, U.K. pound sterling and Swiss franc in February 2017. Within commodities, metals continued to post gains, while natural gas declined. Hedge funds were up across all four major styles in February 2017, with event driven managers the top performers for the fourth month in a row. Hedge funds were flat overall in March 2017, with the HFRX Global Hedge Fund Index gaining 0.03% for the month. The MSCI World Index gained 1.07%, and the S&P 500 Index was roughly flat

[1]The	HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

1

PORTFOLIO RESULTS

in March 2017, gaining 0.12%. Emerging market equities continued to outperform developed equities, with the MSCI Emerging Market Index gaining 2.52% in March 2017. U.S. Treasury yields increased modestly as did European government bond yields, prompted by the Dutch election and Brexit developments. The U.S. dollar depreciated against many European currencies as well as the Japanese yen. Within commodities, crude oil and metals retreated from February 2017 highs, while natural gas rebounded from its sharp decline in February 2017. Hedge funds were mixed across styles in March 2017, with the equity long/short and event driven indices posting gains for the month, while the global macro and relative value indices lost ground.

Hedge funds posted positive results overall in April 2016. The HFRX Global Hedge Fund Index gained 0.42% for the month. The MSCI World Index and S&P 500 Index gained 1.48% and 1.03%, respectively. First-round results of the French presidential election buoyed global equities as the diminishing risk of populism in Europe reassured markets. U.S. government bond yields declined slightly, while global government bond yields were little changed over the month. The U.S. dollar depreciated overall, and commodities delivered mixed results, with gains in gold and natural gas offset by declines in oil. Hedge funds were mixed but generally positive across styles in April 2017, with equity long/short, event driven and relative value managers posting gains for the month, while global macro hedge funds were slightly down. Hedge funds remained up overall in May 2017, with the HFRX Global Hedge Fund Index gaining 0.24% for the month. In May 2017, the MSCI World Index posted its seventh consecutive month of gains, as equities were reassured by a centrist victory in the French presidential election. U.S. and European bond yields declined over the month, while the U.S. dollar declined against most currencies. Hedge funds were mixed but generally positive across styles in May 2017, with the event driven, relative value and global macro indices posting gains, while the equity long/short index was slightly down.

Hedge funds were slightly up overall in June 2017, with the HFRX Global Hedge Fund Index gaining 0.21% for the month. Equity markets posted mixed performance in June 2017, as U.S. equities posted modest gains, while European equities declined. Government bond yields generally rose on the back of the Fed’s decision to raise interest rates, while the U.S. dollar depreciated against most global currencies.

Among commodities, energy continued to decline, while copper and wheat posted gains. Hedge funds were mixed across styles during the month, with equity long/short and relative value managers posting gains, while the global macro index declined for the month and the event driven index was flat.

Hedge funds were up overall in July 2017, with the HFRX Global Hedge Fund Index gaining 0.93% for the month. Equity markets posted gains across most regions in July 2017 amid strong economic data out of the U.S. Government bond yields were generally flat, while the U.S. dollar depreciated against most global currencies. Commodities were up overall, led by oil, agriculture and precious metals. Hedge funds were up across styles during the month, with event driven managers posting the strongest gains, followed closely by global macro, relative value and equity long/short managers. August 2017 was a more modest month for hedge fund performance, with the HFRX Global Hedge Fund Index gaining 0.29% for the month. Equity markets were flat in developed markets in August 2017, while emerging market equities continued to post strong gains. Government bond yields decreased slightly overall, while the U.S. dollar gained against the British pound but declined against emerging market currencies such as the Russian ruble. Commodities were mixed, with declines in energy and agriculture offset by gains in metals. Hedge funds were generally up across styles in August 2017, with the global macro, equity hedge and event driven indices posting gains but the relative value index slightly down for the month.

In September 2017, hedge funds were up modestly, with the HFRX Global Hedge Fund Index gaining 0.60% for the month. Equity markets were generally up across developed markets, while emerging market equities posted slight declines after nine months of consecutive gains. Government bond yields increased overall in September 2017, while the U.S. dollar gained against many currencies. Commodities were mixed, with gains in oil and some agricultural contracts offset by declines in metals. Hedge funds were mixed in September 2017. Equity long/short, event driven and relative value managers posted gains, while global macro managers posted negative returns.

Hedge funds were up overall in October 2017, with the HFRX Global Hedge Fund Index gaining 0.69% for the month. Global equities gained for the twelfth straight month in October on the back of strong economic data in the U.S. and U.K. along with strong earnings results in Japan. Global government bond yields were little changed, and the U.S. dollar gained against global currencies, including the euro, British pound and Japanese yen. Commodities gained across

2

PORTFOLIO RESULTS

the board, with crude oil, copper and cattle driving returns across energy, metals and agriculture sectors, respectively. Still, hedge funds were mixed across styles in October 2017, with global macro, equity long/short and relative value managers posting gains but event driven managers slightly down.

Hedge funds were flat overall in November 2017, with the HFRX Global Hedge Fund Index gaining 0.07% for the month. U.S. equities climbed to record highs, boosted by positive consumer confidence and manufacturing indicators as well as the prospect of tax reform. Japanese equities were buoyed by a strong earnings season, while European equities declined due to below market expectation earnings. Global government yields declined modestly, while the U.S. dollar depreciated against global currencies, including the euro, British pound and Japanese yen. Commodities gained for the month, driven by upward prices in oil and natural gas. Hedge funds were mixed across styles in November 2017, with the equity hedge index the only one to post gains, while the event driven, relative value and global macro indices declined.

Hedge funds were up overall in December 2017, with the HFRX Global Hedge Fund Index gaining 0.73% for the month. Equities were mixed in December, and U.S. Treasury yields generally rose. The U.S. dollar was mixed against other currencies. All four major hedge fund styles gained ground for the month, led by equity long/short managers, followed by global macro, relative value and then event driven managers.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund’s Equity Long/Short, Event Driven, Relative Value and Macro Hedge Fund Sub-Strategies contributed positively to performance on an absolute basis.

Among the four Sub-Strategies, the Fund’s Equity Long/ Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) as well as long exposure to emerging market equities contributed the most. Conversely, short exposure to U.S. growth equities and small-cap equities detracted most from results.

The Fund’s Event Driven Hedge Fund Sub-Strategy was the second strongest contributor to the Fund’s results during the Reporting Period, with the best performance from the Event Driven S&P 500 put writing strategy and from long exposure to North American high yield credit. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option).) There were no detractors from the Sub-Strategy’s results during the Reporting Period.

The Fund’s Relative Value Hedge Fund Sub-Strategy also contributed positively to the Fund’s performance during the Reporting Period. The Relative Value S&P 500 put writing strategy as well as long exposure to European high yield credit contributed positively to the Sub-Strategy’s results, while long exposure to Master Limited Partnerships (“MLPs”) and a convertible arbitrage strategy detracted.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively to the Fund’s return on an absolute basis as well. Positive performance from the trend-following strategy was partially offset by losses in the commodities cross-market momentum strategy.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate, convertible bonds and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest

3

PORTFOLIO RESULTS

rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to U.S. large cap growth and value equities, a broad commodity index and MLPs. The Fund also used listed put options on the S&P 500 Index within the put writing sub-strategies. Lastly, the Fund used centrally cleared credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	There were no significant changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 26% to the Macro Hedge Fund Sub-Strategy, 19% to the Relative Value Hedge Fund Sub-Strategy and 8% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	It was announced during the Reporting Period that Alex Chung, vice president and portfolio manager on the Alternative Investment Strategies (“AIS”) Team within the QIS Team, would be leaving the firm at the end of 2017. As a result, effective July 14, 2017, we transitioned Alex’s portfolio management responsibility to other current members of the AIS Team.

Alex shared portfolio management responsibilities for the Fund with Gary Chropuvka and Stephan Kessler. Gary, a managing director and member of the QIS Team since 1999, is the head of the AIS, Customized Beta Strategies and Tax-Advantaged Core Strategies businesses within QIS. Gary has consistently managed the Fund since 2013. Stephan, executive director and head of research for the AIS Team, also continued to manage the Fund alongside Gary.

Oliver Bunn, vice president, joined Gary and Stephan in managing the Fund effective July 14, 2017. Oliver has five years of investment experience and has been a member of the AIS Team since 2014.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

4

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	6.93%	6.00%
Class C	6.10	6.00
Institutional	7.46	6.00
Investor	7.25	6.00
Class R	6.74	6.00
Class R6	7.36	6.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	1.10%	2.66%	0.47%	5/30/08
Class C	5.06	3.03	0.31	5/30/08
Institutional	7.46	4.24	1.47	5/30/08
Investor	7.25	4.09	1.32	5/30/08
Class R	6.74	3.57	0.82	5/30/08
Class R6	7.36	N/A	3.71	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.81%
Class C	1.93	2.56
Institutional	0.77	1.39
Investor	0.93	1.57
Class R	1.43	2.06
Class R6	0.75	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

6

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	6.93%	3.82%	1.07%
Including sales charges	1.10%	2.66%	0.47%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	6.10%	3.03%	0.31%
Including contingent deferred sales charges	5.06%	3.03%	0.31%

Institutional (Commenced May 30, 2008)	7.46%	4.24%	1.47%

Investor* (Commenced May 30, 2008)	7.25%	4.09%	1.32%

Class R (Commenced May 30, 2008)	6.74%	3.57%	0.82%

Class R6 (Commenced July 31, 2015)	7.36%	N/A	3.71%

*	Effective August 15, 2017, Class IR changed its name to Investor.

7

PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund (the “Fund”) and certain changes were made to its investment objective, principal investment strategy and benchmark index. Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 14.17%, 13.37%, 14.59%, 14.47%, 13.89% and 14.48%, respectively. These returns compare to the 1.02% average annual total return of the Fund’s new benchmark, the ICE® BofAML® USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”). The Fund’s former benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index had an average annual return of 1.05% for the Reporting Period. The Fund’s former secondary benchmark, the Dynamic Allocation Fund Composite Index, composed 60% of the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (“Barclays Bond Index”), returned 15.17% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted average annual total returns of 23.95% and 3.04%, respectively, during the same period.

The Fund’s overall annualized volatility was 5.06% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 6.67%.

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.
Q	What changes were made to the Fund effective after the close of business on October 30, 2017?

A	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund underwent changes to its name, investment objective, benchmark index, principal investment strategy and portfolio management team. We believe these enhancements allow us to meet growing investor demand for multi-alternative solutions that offer differentiated returns from traditional asset classes, specifically lower correlation and beta to equities.

The Goldman Sachs Dynamic Allocation Fund became the Goldman Sachs Alternative Premia Fund. The Fund’s investment objective shifted from seeking long-term capital appreciation to seeking long-term absolute return. The benchmark index changed as described in the discussion of performance above. The Fund continued to be managed by the Goldman Sachs QIS Team. Key portfolio managers changed from James Park and Momoko Ono to Federico Gilly, Managing Director; Matthew Schwab, Managing Director; and Stephan Kessler, Executive Director.

As for investment strategy, the Goldman Sachs Dynamic Allocation Fund previously sought to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. The team managed the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. The team used a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations were adjusted within the Fund on a regular basis (typically monthly) based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so were the Fund’s allocations.

8

PORTFOLIO RESULTS

The investment approach of the Fund now still entails investing across asset classes through a risk-managed approach as well as risk management at the overall portfolio level. The Fund is also still managed using a disciplined, rigorous and quantitative approach. However, the Fund has evolved to invest in a diversified range of alternative risk premia strategies, which are long-short, multi-asset, quantitatively-driven investment strategies that seek to capture diversified sources of returns. Alternative risk premia aim to generate returns by providing compensation for identified risks or by taking advantage of structural trading imbalances in certain markets. In other words, by investing in a diversified collection of alternative risk premia strategies using both long and short positions with a variety of asset classes, the Fund now seeks to deliver returns that are differentiated from core asset classes and more in line with a multi-alternative solution. The Fund also seeks to maintain a consistent level of volatility over the long term. The new approach may involve larger short exposure and leverage than the previous investment process.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized robust double-digit positive returns during the Reporting Period.

During the period from January 1, 2017 through October 30, 2017, when still operating as the Goldman Sachs Dynamic Allocation Fund, allocations to U.S. equities, emerging markets equities, Japanese equities, German equities, U.S. mortgage real estate investment trusts (“REITs”), French equities and commodities contributed most positively to the Fund’s performance. These positive contributors were partially offset by allocations to Swedish equities, German fixed income, Danish equities, Japanese fixed income, Australian fixed income and Canadian fixed income, which detracted most from performance, as these assets performed weakly during the Reporting Period.

During the period from October 31, 2017 through December 31, 2017, after having shifted investment strategies, alternative risk premia in all asset classes contributed positively to the Fund’s performance, especially equities and commodities premia. From a style perspective, all four styles—value, carry, momentum and structural—contributed positively to the Fund’s performance, with value and carry premia driving performance the most. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Structural styles seek to profit from anomalies or mispricing present in the market.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund, under its former investment strategy, sought to mitigate risk in unstable markets by reducing volatility. Between January 1, 2017 and October 30, 2017, there were no episodes of de-risking decisions made in the Fund, as indicated by MSI readings, and we continued to run the Fund’s portfolio at our long-term risk target. Starting from October 31, 2017, the MSI was no longer used in the Fund’s portfolio management process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Through October 30, 2017, the Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps, currency forwards and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield). The Fund also used futures, total return swaps and commodity index-linked structured notes to gain exposure to commodities. The use of these instruments was integral to the Fund’s former investment strategy, which realized positive absolute returns during these months.

From October 31, 2017 forward, the Fund allocated to alternative risk premia across a range of asset classes, which may include equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included foreign exchange forward contracts, options, futures contracts, options and swaps on futures contracts, credit, currency, index, interest rate, and total return swaps. The use of these instruments is integral to the Fund’s current investment strategy, which realized positive absolute returns during these months.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of

9

FUND BASICS

Alternative Premia Fund

as of December 31, 2017

core equities and fixed income markets. At the end of the Reporting Period, we maintained conviction in our diversified approach and intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	ICE BofA Merrill Lynch USD LIBOR Three-Month Constant Maturity Index[2]	ICE BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[3]	Dynamic Allocation Fund Composite Index[4]	MSCI All Country World Index Investable Market Index[5]	Bloomberg Barclays Global Aggregate Bond Index[6]
Class A	14.17%	1.02%	1.05%	15.17%	23.95%	3.04%
Class C	13.37	1.02	1.05	15.17	23.95	3.04
Institutional	14.59	1.02	1.05	15.17	23.95	3.04
Investor	14.47	1.02	1.05	15.17	23.95	3.04
Class R	13.89	1.02	1.05	15.17	23.95	3.04
Class R6	14.48	1.02	1.05	15.17	23.95	3.04

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The ICE Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Global Aggregate Bond Index.

[5]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2017, the MSCI ACWI IMI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value

10

FUND BASICS

will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

STANDARDIZED TOTAL RETURNS[7]
For the period ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	7.92%	2.67%	3.29%	1/5/10
Class C	12.19	3.06	3.26	1/5/10
Institutional	14.59	4.25	4.44	1/5/10
Investor	14.47	4.10	4.29	1/5/10
Class R	13.89	3.57	3.77	1/5/10
Class R6	14.48	N/A	5.98	7/31/15

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.54%
Class C	1.99	2.29
Institutional	0.84	1.14
Investor	0.99	1.29
Class R	1.49	1.80
Class R6	0.82	1.12

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

FUND COMPOSITION[9]

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”), the Fund’s former primary benchmark, the ICE Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), and the Fund’s former secondary benchmark, the Dynamic Allocation Fund Composite Index, which is composed of the Bloomberg Barclays Global Aggregate Bond Index (Gross USD, Hedged) (“Bloomberg Barclays Bond Index”) (40%), and the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) (60%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Alternative Premia Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	14.17%	3.83%	4.02%
Including sales charges	7.92%	2.67%	3.29%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	13.37%	3.06%	3.26%
Including contingent deferred sales charges	12.19%	3.06%	3.26%

Institutional (Commenced January 5, 2010)	14.59%	4.25%	4.44%

Investor* (Commenced January 5, 2010)	14.47%	4.10%	4.29%

Class R (Commenced January 5, 2010)	13.89%	3.57%	3.77%

Class R6 (Commenced July 31, 2015)	14.48%	N/A	5.98%

*	Effective August 15, 2017, Class IR changed its name to Investor.

13

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

14

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 3.95%, 3.16%, 4.28%, 4.08%, 3.60% and 4.29%, respectively. These returns compare to the 5.77% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted solid positive returns during the Reporting Period but far more muted than the robust returns produced during calendar year 2016. Further, there was great dispersion in returns amongst various individual commodities during the Reporting Period. By comparison to the S&P GSCI® return of 5.77% for the Reporting Period, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 21.83% and -9.90%, respectively.[1]

During the first half of the Reporting Period, commodities markets declined, largely influenced by the geopolitical environment, including rhetoric on trade and infrastructure that could give signs of any continuation of the post-U.S. election reflationary theme. Expectations for Chinese demand and economic growth also contributed to volatility in these markets along with the rise of anti-establishment candidates in elections around Europe. Geopolitical tensions related to North Korea and political drama from the White House supported precious metals markets, but U.S. Federal Reserve (“Fed”) interest rate hikes and subdued inflation expectations served as headwinds.

During the second half of the Reporting Period, some of the major drivers of volatility, particularly in energy markets, included uncertainty surrounding Middle East stability, Organization of the Petroleum Exporting Countries (“OPEC”) production cut meetings and major weather events in the U.S., such as hurricanes in Texas, Florida and Puerto Rico. Chinese economic growth and demand forecasts continued to drive metals prices, while agriculture markets remained pressured by strong crop yields.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The industrial metals subsector was the strongest performer during the Reporting Period. The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 29.1% for the Reporting Period overall. Aluminum, copper, lead, nickel and zinc each performed strongly, supported by improved fundamentals based on several factors. These included curbing of aluminum production due to pollution concerns in China, copper supply shocks due to mine strikes, and overall increased expectations for Chinese demand, which was curtailed later in the first half of the Reporting Period with a revision lower of China’s economic growth target. Additionally, supply deficits in zinc markets supported prices.

Precious metals also posted double-digit positive returns, with the precious metals subsector of the S&P GSCI® returning 12.0% during the Reporting Period. Despite rising interest rates, the gold market benefited from a combination of European and U.S. political uncertainty. In Europe,

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

15

PORTFOLIO RESULTS

concern surrounded the rise of anti-establishment candidates in elections in the Netherlands, France, Germany and Italy during the first half of the Reporting Period, tensions which eased during the second half with the election of more centrist candidates. In the U.S., the effect of the current Administration’s geopolitical rhetoric had also supported investor interest in precious metals.

The energy component of the S&P GSCI® was weakest during the first half of the Reporting Period but then rallied during the second half to end the Reporting Period outpacing the broad S&P GSCI® with a return of 6.4%. Still, there was great dispersion within the subsector. Brent crude oil returned 15.5%, and West Texas Intermediate (“WTI”) crude oil returned 4.1%. Natural gas returned -36.5%. At the start of the Reporting Period, milder than normal winter weather in the U.S. pressured natural gas markets, while news of rapidly increasing U.S. crude inventory threatened the effect of production cuts by OPEC, pushing oil prices down. In the second quarter of 2017, natural gas prices suffered further on the back of cooler weather forecasts for the start of summer and on reports of higher daily production. Meanwhile, oil prices were lower, as U.S. inventories remained elevated. The OPEC decision to extend production cuts by nine months, to March 2018, was interpreted as bearish given the market had expected an increase in the amount of the cut. Although OPEC production cuts were extended, a corresponding drop in oil exports had not materialized to the extent expected. Increases in Nigerian and Libyan exports to the U.S. and expectations of increases in U.S. shale oil production were additional factors that weighed on oil prices during the Reporting Period. During the second half of the Reporting Period, natural gas prices remained under pressure, but oil prices rebounded on uncertainty surrounding Middle East stability, OPEC production cut meetings and major weather events in the U.S., such as hurricanes in Texas, Florida and Puerto Rico.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The agriculture component of the S&P GSCI® was weakest, returning -11.9% during the Reporting Period. While virtually all commodities within the subsector posted negative returns, sugar, coffee and Kansas wheat were the weakest. Cotton was the exception, posting a double-digit positive return.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated returns that underperformed the S&P GSCI® during the Reporting Period. The Fund generally matched the exposures of the S&P GSCI® with no material deviations via commodity index-linked swaps, and thus our enhanced roll-timing strategies (as described below) had a rather neutral effect on performance through most of the Reporting Period. However, in the fourth quarter of 2017, we put on a deferred WTI crude oil position that detracted from relative performance as oil markets rallied. This was the main driver of deviations in the Fund’s performance from the S&P GSCI® during the Reporting Period. Our enhanced cash management strategy added value, albeit modest, during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies, implemented via exposure to commodity index-linked swaps, had a rather neutral effect on the Fund’s performance through most of the Reporting Period but then detracted during the fourth quarter of 2017. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. However, through most of the Reporting Period, we maintained the Fund’s position along with the S&P GSCI® in the front month across the stack of commodities curves, a position implemented toward the end of 2016. Since the front month contracts are more sensitive to market dynamics, the Fund’s positions reflected our bullish view on commodity markets. During the fourth quarter of 2017, we implemented a deferred WTI crude oil position reflecting our views that the U.S. market would see greater pressure relative to global markets. This position detracted from relative returns.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt

16

PORTFOLIO RESULTS

to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. In addition, the Fund employed options to manage duration risk. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	As mentioned earlier, we did not make any significant changes in the Fund’s strategy or allocations through most of the Reporting Period. The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI® and maintained front month exposures across all commodities to match the S&P GSCI®. During the fourth quarter of 2017, we implemented a deferred WTI crude oil position.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with S&P GSCI® in the front month across the stack of commodities curves, except for the deferred exposure to WTI crude oil. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we were slightly bearish on crude oil and natural gas heading into 2018. With prices above $50 per barrel, we think U.S. shale oil production could increase, weighing on domestic prices in the new year. On the other hand, OPEC production cuts, geopolitical risks and stronger demand could all be supportive factors for global oil prices. In natural gas, prices were higher on a very cold start to the 2017-2018 winter season, but we believe a return to more normal temperatures could pressure prices again. Looking past the winter, production has rebounded with the higher natural gas prices, which we believe could provide a cap to prices throughout the summer of 2018.

We held a neutral view at the end of the Reporting Period on industrial, or base, metals. The subsector has been supported by a global economic growth surge. However, we believe the complex remains slightly oversupplied. In the agriculture subsector, we remain bearish on grains on the back of a string of healthy U.S. and South American harvests supporting robust supply. At the same time, however, we believe prices have already retraced significantly, and we would prefer to wait for a material rally before initiating a short position in the Fund.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor.

17

FUND BASICS

Commodity Strategy Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	3.95%	5.77%
Class C	3.16	5.77
Institutional	4.28	5.77
Investor	4.08	5.77
Class R	3.60	5.77
Class R6	4.29	5.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.73%	-12.60%	-10.76%	-8.20%	3/30/07
Class C	2.12	-12.44	-11.02	-8.50	3/30/07
Institutional	4.28	-11.52	-10.11	-7.54	3/30/07
Investor	4.08	-11.56	-10.10	-9.52	11/30/07
Class R	3.60	-12.08	-10.59	-10.01	11/30/07
Class R6	4.29	N/A	N/A	-3.28	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.13%
Class C	1.71	1.88
Institutional	0.62	0.78
Investor	0.71	0.88
Class R	1.20	1.40
Class R6	0.60	0.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	Mortgage-backed securities are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

19

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	3.95%	-11.79%	-10.35%	-7.81%
Including sales charges	-0.73%	-12.60%	-10.76%	-8.20%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	3.16%	-12.44%	-11.02%	-8.51%
Including contingent deferred sales charges	2.12%	-12.44%	-11.02%	-8.50%

Institutional (Commenced March 30, 2007)	4.28%	-11.52%	-10.11%	-7.54%

Investor* (Commenced November 30, 2007)	4.08%	-11.56%	-10.10%	-9.52%

Class R (Commenced November 30, 2007)	3.60%	-12.08%	-10.59%	-10.01%

Class R6 (Commenced July 31, 2015)	4.29%	N/A	N/A	-3.28%

*	Effective August 15, 2017, Class IR changed its name to Investor.

20

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of 2.29%, 1.44%, 2.73%, 2.55% and 2.11%, respectively. These returns compare to the 1.05% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR One- Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One- Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 5.84% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 6.67%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Positive Fund performance for the Reporting Period overall was most concentrated in July and October 2017, as the Fund was up by more than 2% in each month. On the downside, the Fund posted negative performance in June and September 2017, with the Fund down by more than 2% in each of these months.

During the Reporting Period, long exposures to emerging market equities and developed market equities across the board contributed most positively to the Fund’s returns, with long exposures to U.S., South Korean and Chinese equities contributing most positively. Global equities rallied rather consistently in 2017, with the MSCI World Index and the MSCI Emerging Markets Index ending the Reporting Period up 22.40% and 37.28%, respectively. Additionally, opportunistic, event-driven strategies boosted the Fund’s performance during the Reporting Period. Long exposure to emerging market currencies also contributed positively to the Fund’s performance, especially long exposure to the Indian rupee and the Russian ruble, as the U.S. dollar depreciated against most emerging market currencies during the Reporting Period.

Conversely, allocations to developed market currencies detracted from the Fund’s returns most. More specifically, the Fund’s short exposure to developed market currencies between January and May 2017 detracted, as the U.S. dollar depreciated against most developed market currencies then.

Due to downward momentum in the U.S. dollar relative to developed currencies, the Fund switched to long exposure to developed market currencies in September 2017, which detracted from performance in September and October 2017, as the U.S. dollar subsequently rebounded during those months. For the Reporting Period overall, exposures to the

21

PORTFOLIO RESULTS

New Zealand dollar and Japanese yen detracted the most. Additionally, the Fund’s short exposure to developed market fixed income during early 2017 detracted from performance, as global government bonds yields declined. Given this strong positive trend in developed market fixed income, the Fund shifted its developed market fixed income positions to long exposures in early June 2017. However, the last week of June was a turbulent time for global government bonds. The European Central Bank president’s remarks at that time spurred speculation around quantitative easing tapering in Europe and triggered a sell-off in bonds globally. For example, the yield on the 10-year U.S. Treasury surged 16 basis points and the 10-year U.K. government bond surged 23 basis points. (A basis point is 1/100th of a percentage point.) Consequently, the Fund’s long exposure to developed market fixed income detracted in June 2017.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/ trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy and contributed positively to the Fund’s absolute returns as whole during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	In late 2016, equities had rallied, while fixed income prices had declined. Consequently, in January 2017, the Fund was net long a broad basket of international developed market equities, while net short global medium-term and long-term fixed income. Also, due to the U.S. dollar having rallied in late 2016, the Fund was net short developed currencies and had only a modest long exposure to emerging market currencies. As equities continued to rally later in the first quarter of 2017, the Fund maintained its long exposure to global equities and its short exposure to medium-term to long-term global fixed income through the first quarter of 2017. Emerging market currencies continued to appreciate versus the U.S. dollar, and so the Fund increased its long exposure to emerging market currencies in February and March 2017.

Throughout the second quarter of 2017, the Fund maintained its long positions in global equities, as momentum in equity markets persisted. However, as fixed income prices started to stabilize, the Fund shifted from a net short exposure to a net long exposure to global fixed income. Additionally, as the U.S. dollar continued to depreciate against global currencies, the Fund continued to increase its long exposure to emerging market currencies throughout the second quarter of 2017. The Fund also switched from a net short exposure to a net long exposure to developed currencies in June 2017.

In the third quarter of 2017, the Fund maintained its long exposure to global equities and currencies, as momentum in those markets persisted. Due to the sudden global fixed income sell-off during the last week of June 2017, the Fund switched to short exposures in developed market fixed income in July 2017. Then, as fixed income momentum stabilized, the Fund switched back to hold long positions in developed market fixed income for the rest of the third calendar quarter. The Fund was short commodities, especially energy, in July 2017, and long commodities in August and September 2017.

The Fund maintained its long exposure to global equities during the fourth quarter of 2017, as momentum in the equity markets persisted. The Fund was short global fixed income in October 2017 and switched to long global fixed income in November and December 2017. Within currencies, the Fund maintained its long exposure to emerging market currencies throughout the quarter and transitioned from long to short exposures to developed market currencies from October to December, respectively.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 2017, Bill Fallon was no longer a portfolio manager of the Fund and Momoko Ono was added as a portfolio manager of the Fund. Momoko has been with the QIS Team since June 2007 and has been involved in managing the Fund since its inception.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

Going into 2018, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund

22

PORTFOLIO RESULTS

will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

23

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017– December 31, 2017	Fund Total Return (based on NAV)[1]	ICE BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	2.29%	1.05%
Class C	1.44	1.05
Institutional	2.73	1.05
Investor	2.55	1.05
Class R	2.11	1.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE Bank of America Merrill Lynch US Dollar One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	-3.35%	-0.55%	0.45%	2/29/12
Class C	0.44	-0.20	0.64	2/29/12
Institutional	2.73	0.98	1.82	2/29/12
Investor	2.55	0.83	1.67	2/29/12
Class R	2.11	0.32	1.16	2/29/12

[3]	The Standardized Total Returns or cumulative total returns (only if the performance period is one year or less) are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.69%	1.88%
Class C	2.45	2.63
Institutional	1.30	1.48
Investor	1.45	1.63
Class R	1.95	2.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund, if any, are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	2.29%	0.58%	1.42%
Including sales charges	-3.35%	-0.55%	0.45%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	1.44%	-0.20%	0.64%
Including contingent deferred sales charges	0.44%	-0.20%	0.64%

Institutional (Commenced February 29, 2012)	2.73%	0.98%	1.82%

Investor* (Commenced February 29, 2012)	2.55%	0.83%	1.67%

Class R (Commenced February 29, 2012)	2.11%	0.32%	1.16%

*	Effective August 15, 2017, Class IR changed its name to Investor.

26

PORTFOLIO RESULTS

Index Definitions

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

MSCI World Index: The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

MSCI Emerging Market Index: MSCI Emerging Markets Index consists of 24 countries representing 10% of world market capitalization. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 24 countries.

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

*	Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 14.7%
Automobiles & Components – 0.2%
41,300	General Motors Co.	$1,692,887
4,930	Lear Corp.	870,934
8,000	Visteon Corp.*	1,001,120

		3,564,941

Banks – 0.9%
18,500	Bank of the Ozarks, Inc.	896,325
24,700	BankUnited, Inc.	1,005,784
45,498	CIT Group, Inc.	2,239,866
42,062	Citizens Financial Group, Inc.	1,765,763
23,680	Comerica, Inc.	2,055,661
69,400	FNB Corp.	959,108
63,500	KeyCorp	1,280,795
19,500	Signature Bank*	2,676,570
15,736	SunTrust Banks, Inc.	1,016,388
15,630	Wells Fargo & Co.	948,272

		14,844,532

Capital Goods – 0.7%
4,589	3M Co.	1,080,113
4,100	Boeing Co. (The)	1,209,131
22,300	BWX Technologies, Inc.	1,348,927
5,400	Honeywell International, Inc.	828,144
93,600	Quanta Services, Inc.*	3,660,696
11,400	Spirit AeroSystems Holdings, Inc. Class A	994,650
15,460	United Rentals, Inc.*	2,657,729

		11,779,390

Commercial & Professional Services – 0.1%
24,300	Clean Harbors, Inc.*	1,317,060

Consumer Durables & Apparel – 0.3%
18,800	Carter’s, Inc.	2,208,812
46,700	Tapestry, Inc.	2,065,541
5,085	Whirlpool Corp.	857,534

		5,131,887

Consumer Services – 0.6%
4,600	Chipotle Mexican Grill, Inc.*	1,329,538
68,100	Extended Stay America, Inc.	1,293,900
45,099	International Game Technology plc	1,195,574
5,100	McDonald’s Corp.	877,812
59,200	MGM Resorts International	1,976,688
27,200	ServiceMaster Global Holdings, Inc.*	1,394,544
36,195	Starbucks Corp.	2,078,679

		10,146,735

Diversified Financials – 0.7%
67,263	Ally Financial, Inc.	1,961,389
21,500	Bank of New York Mellon Corp. (The)	1,157,990
18,639	Berkshire Hathaway, Inc. Class B*	3,694,623
10,000	Capital One Financial Corp.	995,800
5,000	Credit Acceptance Corp.*(a)	1,617,400
29,572	Interactive Brokers Group, Inc. Class A	1,750,958

		11,178,160

Common Stocks – (continued)
Energy – 0.7%
7,391	Diamondback Energy, Inc.*	933,114
87,300	Gulfport Energy Corp.*	1,113,948
23,700	Halliburton Co.	1,158,219
46,600	Kinder Morgan, Inc.	842,062
81,100	Marathon Oil Corp.	1,373,023
34,100	ONEOK, Inc.	1,822,645
43,300	Parsley Energy, Inc. Class A*	1,274,752
13,200	Phillips 66	1,335,180
28,900	Targa Resources Corp.	1,399,338

		11,252,281

Food & Staples Retailing – 0.2%
56,900	Kroger Co. (The)	1,561,905
39,200	US Foods Holding Corp.*	1,251,656

		2,813,561

Health Care Equipment & Services – 0.6%
22,500	Abbott Laboratories	1,284,075
8,700	Danaher Corp.	807,534
12,400	DENTSPLY SIRONA, Inc.	816,292
26,200	DexCom, Inc.*	1,503,618
6,800	Laboratory Corp. of America Holdings*	1,084,668
8,300	McKesson Corp.	1,294,385
15,700	Medtronic plc	1,267,775
4,200	UnitedHealth Group, Inc.	925,932
16,400	Zimmer Biomet Holdings, Inc.	1,978,988

		10,963,267

Household & Personal Products – 0.1%
22,900	Herbalife Ltd.*(a)	1,550,788

Insurance – 0.0%
14,391	American International Group, Inc.	857,416

Materials – 0.6%
21,400	Alcoa Corp.*	1,152,818
9,600	Celanese Corp. Series A	1,027,968
18,400	DowDuPont, Inc.	1,310,448
16,200	Eastman Chemical Co.	1,500,768
8,400	FMC Corp.	795,144
84,346	Owens-Illinois, Inc.*	1,869,951
11,309	Royal Gold, Inc.	928,695
6,600	Vulcan Materials Co.	847,242

		9,433,034

Media – 0.3%
42,922	Comcast Corp. Class A	1,719,026
20,256	Liberty Broadband Corp. Class C*	1,725,001
21,700	Liberty Media Corp.-Liberty SiriusXM Class C*	860,622
40,200	Live Nation Entertainment, Inc.*	1,711,314

		6,015,963

Pharmaceuticals, Biotechnology & Life Sciences – 1.6%
9,800	AbbVie, Inc.	947,758
8,380	Alexion Pharmaceuticals, Inc.*	1,002,164

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
8,497	Alnylam Pharmaceuticals, Inc.*	$1,079,544
3,000	Biogen, Inc.*	955,710
15,800	Bristol-Myers Squibb Co.	968,224
28,932	Celgene Corp.*	3,019,344
44,632	Gilead Sciences, Inc.	3,197,436
12,149	Johnson & Johnson	1,697,458
16,491	Merck & Co., Inc.	927,949
98,200	Neurocrine Biosciences, Inc.*	7,619,338
125,559	Pfizer, Inc.	4,547,747
4,949	Thermo Fisher Scientific, Inc.	939,716

		26,902,388

Real Estate – 0.4%
13,171	American Tower Corp. (REIT)	1,879,106
7,400	Crown Castle International Corp. (REIT)	821,474
31,999	Forest City Realty Trust, Inc. Class A (REIT)	771,176
8,200	Howard Hughes Corp. (The)*	1,076,414
8,300	Jones Lang LaSalle, Inc.	1,236,119
22,900	Weyerhaeuser Co. (REIT)	807,454

		6,591,743

Retailing – 1.3%
7,776	Amazon.com, Inc.*	9,093,799
9,674	Dollar General Corp.	899,779
9,900	Dollar Tree, Inc.*	1,062,369
37,200	Gap, Inc. (The)	1,267,032
7,300	Home Depot, Inc. (The)	1,383,569
19,093	Liberty Ventures Series A*	1,035,604
44,200	Michaels Cos., Inc. (The)*	1,069,198
7,100	Netflix, Inc.*	1,362,916
22,800	Penske Automotive Group, Inc.	1,090,980
900	Priceline Group, Inc. (The)*	1,563,966
38,600	TripAdvisor, Inc.*	1,330,156

		21,159,368

Semiconductors & Semiconductor Equipment – 0.9%
77,300	Advanced Micro Devices, Inc.*(a)	794,644
24,300	Applied Materials, Inc.	1,242,216
11,768	Broadcom Ltd.	3,023,199
11,900	Cavium, Inc.*	997,577
27,000	Intel Corp.	1,246,320
12,557	Lam Research Corp.	2,311,367
40,200	Marvell Technology Group Ltd.	863,094
70,318	Micron Technology, Inc.*	2,891,476
16,400	Microsemi Corp.*	847,060
9,390	NVIDIA Corp.	1,816,965

		16,033,918

Software & Services – 2.9%
16,600	Activision Blizzard, Inc.	1,051,112
25,895	Akamai Technologies, Inc.*	1,684,210
4,694	Alphabet, Inc. Class A*	4,944,660
3,235	Alphabet, Inc. Class C*	3,385,104

Common Stocks – (continued)
Software & Services – (continued)
14,100	Cognizant Technology Solutions Corp. Class A	1,001,382
72,800	eBay, Inc.*	2,747,472
37,181	Facebook, Inc. Class A*	6,560,959
92,252	FireEye, Inc.*	1,309,978
33,300	Genpact Ltd.	1,056,942
18,800	Manhattan Associates, Inc.*	931,352
13,102	Mastercard, Inc. Class A	1,983,119
63,357	Microsoft Corp.	5,419,558
78,800	Nuance Communications, Inc.*	1,288,380
235,200	Pandora Media, Inc.*(a)	1,133,664
46,551	PayPal Holdings, Inc.*	3,427,085
10,100	salesforce.com, Inc.*	1,032,523
18,500	Tableau Software, Inc. Class A*	1,280,200
13,898	Take-Two Interactive Software, Inc.*	1,525,722
6,350	Tyler Technologies, Inc.*	1,124,268
18,500	Vantiv, Inc. Class A*	1,360,675
6,800	VeriSign, Inc.*	778,192
27,194	Visa, Inc. Class A	3,100,660

		48,127,217

Technology Hardware & Equipment – 1.1%
25,119	Apple, Inc.	4,250,888
36,000	ARRIS International plc*	924,840
21,700	Avnet, Inc.	859,754
7,700	Coherent, Inc.*	2,173,094
71,006	CommScope Holding Co., Inc.*	2,686,157
3,399	IPG Photonics Corp.*	727,828
19,909	Palo Alto Networks, Inc.*	2,885,611
9,200	Universal Display Corp.	1,588,380
9,500	Western Digital Corp.	755,535
9,700	Zebra Technologies Corp. Class A*	1,006,860

		17,858,947

Transportation – 0.3%
2,300	AMERCO	869,193
21,039	Delta Air Lines, Inc.	1,178,184
6,600	Old Dominion Freight Line, Inc.	868,230
7,044	Union Pacific Corp.	944,600
23,500	XPO Logistics, Inc.*	2,152,365

		6,012,572

Utilities – 0.2%
12,952	American Water Works Co., Inc.	1,184,979
121,000	Vistra Energy Corp.*	2,216,720

		3,401,699

TOTAL COMMON STOCKS (Cost $206,965,185)		$246,936,867

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Exchange Traded Funds – 8.9%
80,356	Energy Select Sector SPDR Fund	$5,806,525
278,383	Health Care Select Sector SPDR Fund	23,016,706
96,086	PowerShares Emerging Markets Sovereign Debt Portfolio	2,838,380
1,562,442	PowerShares Senior Loan Portfolio	35,998,664
308,804	SPDR Bloomberg Barclays Convertible Securities Fund	15,625,482
25,889	SPDR Dow Jones International Real Estate Fund	1,048,246
11,900	SPDR Dow Jones REIT Fund(a)	1,114,911
1,379,221	Vanguard FTSE Emerging Markets Fund	63,320,036

TOTAL EXCHANGE TRADED FUNDS (Cost $130,447,819)		$148,768,950

Shares	Distribution Rate	Value
Investment Company(b) – 69.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,156,058,500	1.228%	$1,156,058,500
(Cost $1,156,058,500)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,493,471,504)		$1,551,764,317

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,526,600	1.228%	$4,526,600
(Cost $4,526,600)

TOTAL INVESTMENTS – 92.9%
(Cost $1,497,998,104)		$1,556,290,917

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.1%		118,338,061

NET ASSETS – 100.0%		$1,674,628,978

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG	AUD	2,820,000	USD	2,196,707	$2,200,325	01/24/2018	$3,618
	CAD	2,220,000	USD	1,764,195	1,766,739	01/24/2018	2,544
	CLP	1,619,040,000	USD	2,607,505	2,630,873	01/25/2018	23,368
	CZK	67,550,000	USD	3,144,123	3,176,273	01/24/2018	32,150
	EUR	1,760,000	USD	2,101,702	2,114,514	01/24/2018	12,812
	GBP	4,310,000	USD	5,768,289	5,823,401	01/24/2018	55,112
	HUF	511,380,000	USD	1,973,482	1,976,987	01/24/2018	3,505
	ILS	17,240,000	USD	4,945,838	4,958,643	01/24/2018	12,805
	INR	739,490,000	USD	11,509,750	11,567,002	01/25/2018	57,252
	KRW	9,919,320,000	USD	9,188,237	9,297,289	01/25/2018	109,052
	PHP	381,490,000	USD	7,589,052	7,638,502	01/25/2018	49,450
	PLN	17,790,000	USD	5,030,824	5,110,766	01/24/2018	79,942
	RUB	167,510,000	USD	2,849,483	2,893,754	01/25/2018	44,271
	TWD	132,790,000	USD	4,454,879	4,491,564	01/25/2018	36,685
	ZAR	36,950,000	USD	2,896,199	2,976,108	01/24/2018	79,909
TOTAL							$602,475

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
UBS AG	CLP	1,475,850,000	USD	2,401,181	$2,398,196	01/25/2018	$(2,985)
	ILS	6,090,000	USD	1,755,702	1,751,633	01/24/2018	(4,069)
	NZD	2,700,000	USD	1,918,556	1,912,950	01/24/2018	(5,606)
	USD	2,081,055	AUD	2,710,000	2,114,497	01/24/2018	(33,442)
	USD	2,107,957	CAD	2,680,000	2,132,819	01/24/2018	(24,862)
	USD	12,956,988	CHF	12,790,000	13,145,621	01/24/2018	(188,633)
	USD	6,184,387	JPY	700,030,000	6,219,418	01/24/2018	(35,031)
	USD	4,320,053	NOK	36,230,000	4,415,499	01/24/2018	(95,446)
	USD	3,874,379	NZD	5,530,000	3,918,005	01/24/2018	(43,626)
	USD	3,043,423	SEK	25,510,000	3,113,981	01/24/2018	(70,558)
TOTAL							$(504,258)

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Sterling	48	03/21/2018	$8,055,535	$(176)
Amsterdam Exchange Index	26	01/19/2018	3,397,255	(47,605)
ASX 90 Day Bank Accepted Bill	26	03/08/2018	20,197,850	1,308
ASX 90 Day Bank Accepted Bill	51	06/07/2018	39,613,025	1,878
ASX 90 Day Bank Accepted Bill	41	09/13/2018	31,838,732	(1,854)
Australia 10 Year Bond	18	03/15/2018	1,813,958	(14,892)
Brent Crude Oil	82	01/31/2018	5,483,340	403,276
CAC 40 10 Euro Index	65	01/19/2018	4,141,672	(66,554)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Copper	53	03/27/2018	$4,373,162	$181,592
DAX Index	25	03/16/2018	9,681,290	(176,155)
EURO STOXX 50 Index	1,894	03/16/2018	79,378,980	(1,873,454)
Euro-Bobl	59	03/08/2018	9,316,823	(49,003)
Euro-BTP	46	03/08/2018	7,513,989	(183,170)
Euro-Bund	115	03/08/2018	22,309,051	(173,918)
Euro-Buxl	11	03/08/2018	2,162,682	(36,329)
Euro-OAT	55	03/08/2018	10,240,600	(115,419)
Euro-Schatz	77	03/08/2018	10,345,197	(12,389)
FTSE 100 Index	383	03/16/2018	39,496,666	1,017,954
FTSE/JSE Top 40 Index	45	03/15/2018	1,933,991	48,733
Hang Seng Index	21	01/30/2018	4,024,831	68,341
HSCEI	26	01/30/2018	1,951,785	19,214
Japan 10 Year Bond	4	03/13/2018	5,352,740	(2,455)
KOSPI 200 Index	52	03/08/2018	3,960,534	55,584
Live Cattle	31	02/28/2018	1,507,220	(109,591)
LME Aluminum Base Metal	71	01/15/2018	4,008,394	229,252
LME Aluminum Base Metal	43	02/19/2018	2,436,756	26,236
LME Lead Base Metal	26	01/15/2018	1,613,787	(23,429)
LME Lead Base Metal	26	02/19/2018	1,615,412	34,421
LME Nickel Base Metal	22	01/15/2018	1,678,248	9,056
LME Zinc Base Metal	32	01/15/2018	2,668,000	130,205
LME Zinc Base Metal	22	02/19/2018	1,830,675	131,068
Long Gilt	50	03/27/2018	8,449,238	26,035
Low Sulphur Gasoil	66	02/12/2018	3,971,550	328,218
NASDAQ 100 E-Mini Index	142	03/16/2018	18,200,850	(21,560)
NY Harbor ULSD	41	01/31/2018	3,561,268	294,349
OMXS30 Index	90	01/19/2018	1,727,182	(42,741)
RBOB Gasoline	40	01/31/2018	3,016,944	135,970
S&P 500 E-Mini Index	241	03/16/2018	32,245,800	6,983
S&P Midcap 400 E-Mini Index	26	03/16/2018	4,946,240	21,729
S&P/TSX 60 Index	26	03/15/2018	3,960,605	2,971
SET50 Index	566	03/29/2018	3,928,481	9,990
SGX NIFTY 50 Index	140	01/25/2018	2,956,380	16,436
TOPIX Index	179	03/08/2018	28,865,587	432,358
U.S. Treasury Long Bond	13	03/20/2018	1,989,000	(3,181)
WTI Crude Oil	107	01/22/2018	6,464,940	392,396
Total				$1,071,678
Short position contracts:
100 oz Gold	(9)	02/26/2018	(1,178,370)	(47,005)
3 Month Canadian Bank Acceptance	(83)	03/19/2018	(16,225,278)	11,931
3 Month Canadian Bank Acceptance	(114)	06/18/2018	(22,234,308)	31,702
3 Month Canadian Bank Acceptance	(119)	09/17/2018	(23,173,996)	41,326
3 Month Euro Euribor	(7)	12/16/2019	(2,097,428)	154
3 Month Eurodollar	(213)	03/19/2018	(52,312,800)	58,671
3 Month Eurodollar	(234)	06/18/2018	(57,373,875)	105,522
3 Month Eurodollar	(269)	09/17/2018	(65,878,100)	130,761
3 Month Eurodollar	(305)	12/17/2018	(74,614,438)	140,833
3 Month Eurodollar	(303)	03/18/2019	(74,079,712)	130,470
3 Month Eurodollar	(267)	06/17/2019	(65,241,450)	114,847

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
3 Month Eurodollar	(253)	09/16/2019	$(61,798,412)	$98,746
3 Month Eurodollar	(229)	12/16/2019	(55,916,075)	56,164
3 Month Sterling	(21)	06/20/2018	(3,521,107)	(2,241)
3 Month Sterling	(42)	09/19/2018	(7,037,252)	(5,459)
3 Month Sterling	(47)	12/19/2018	(7,870,260)	(5,952)
3 Month Sterling	(57)	03/20/2019	(9,539,012)	(5,935)
3 Month Sterling	(59)	06/19/2019	(9,868,735)	(6,892)
3 Month Sterling	(58)	09/18/2019	(9,696,574)	(7,618)
3 Month Sterling	(47)	12/18/2019	(7,853,603)	(6,937)
Canada 10 Year Bond	(53)	03/20/2018	(5,682,848)	15,315
Coffee ‘C’	(34)	03/19/2018	(1,609,050)	25,398
Corn	(145)	03/14/2018	(2,542,938)	73,870
LME Aluminum Base Metal	(71)	01/15/2018	(4,008,394)	(378,022)
LME Lead Base Metal	(26)	01/15/2018	(1,613,788)	(34,024)
LME Nickel Base Metal	(22)	01/15/2018	(1,678,248)	(225,772)
LME Zinc Base Metal	(32)	01/15/2018	(2,668,000)	(197,800)
Natural Gas	(91)	01/29/2018	(2,687,230)	(155,860)
Russell 2000 E-Mini Index	(346)	03/16/2018	(26,581,450)	(211,842)
Silver	(68)	03/27/2018	(5,829,300)	(374,427)
Soybean	(74)	03/14/2018	(3,558,475)	19,587
U.S. Treasury 10 Year Note	(341)	03/20/2018	(42,299,984)	91,047
U.S. Treasury 2 Year Note	(245)	03/29/2018	(52,456,797)	86,070
U.S. Treasury 5 Year Note	(369)	03/29/2018	(42,864,539)	117,064
Wheat	(72)	03/14/2018	(1,537,200)	63,680
Total				$(252,628)
Total Futures Contracts				$819,050

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Received (paid) by the Fund	Credit Spread at December 31, 2017(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX North America High Yield Index	5.000%	3.077%	12/20/2022	USD 77,850	$6,534,643	$5,703,900	$830,743
CDX North America Investment Grade Index	1.000	0.491	12/20/2022	12,750	307,478	245,745	61,733
iTraxx Europe Crossover Index	5.000	2.340	12/20/2022	EUR 50,550	7,462,660	6,761,825	700,835
iTraxx Europe Index	1.000	0.450	12/20/2022	10,350	341,043	265,471	75,572
TOTAL					$14,645,824	$12,976,941	$1,668,883

(a)	Payments received quarterly
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(a)
Alerian MLP Index Total Return(b)	(1.371)%	Deutsche Bank AG	10/29/2018	USD 13,456	$583,806
Russell Top 200 Growth Index Total Return(c)	1.536		11/23/2018	15,874	(202,161)
Russell Top 200 Growth Index Total Return(c)	1.446		11/26/2018	19,117	(536,494)
Russell Top 200 Value Index Total Return(b)	(1.536)		11/23/2018	16,223	266,504
Russell Top 200 Value Index Total Return(b)	(1.446)		11/26/2018	18,381	863,995
Bloomberg Roll Select Commodity Index Total Return(d)	0.000	JPMorgan Chase Bank NA	11/23/2018	11,000	128,759
TOTAL					$1,104,409

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made quarterly.
(c)	Payments received quarterly.
(d)	Payments made weekly.

WRITTEN OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,300.00USD	01/19/2018	105	$(28,072,905)	$(9,450)	$(79,286)	$69,836
		2,325.00USD	01/19/2018	103	(27,538,183)	(10,403)	(87,699)	77,296
		2,350.00USD	01/19/2018	101	(27,003,461)	(8,080)	(98,025)	89,945
		2,375.00USD	01/19/2018	99	(26,468,739)	(14,850)	(109,114)	94,264
		2,400.00USD	01/19/2018	97	(25,934,017)	(16,005)	(121,635)	105,630
		2,425.00USD	01/19/2018	95	(25,399,295)	(17,575)	(137,324)	119,749
		2,450.00USD	01/19/2018	93	(24,864,573)	(19,065)	(156,671)	137,606
		2,475.00USD	01/19/2018	91	(24,329,851)	(17,836)	(177,216)	159,380
		2,500.00USD	01/19/2018	89	(23,795,129)	(19,847)	(203,668)	183,821
		2,525.00USD	01/19/2018	87	(23,260,407)	(24,882)	(235,534)	210,652
		2,550.00USD	01/19/2018	86	(22,993,046)	(32,680)	(279,054)	246,374
		2,325.00USD	02/16/2018	77	(20,586,797)	(23,100)	(95,375)	72,275
		2,350.00USD	02/16/2018	75	(20,052,075)	(21,375)	(105,801)	84,426
		2,375.00USD	02/16/2018	74	(19,784,714)	(25,530)	(117,791)	92,261
		2,400.00USD	02/16/2018	72	(19,249,992)	(29,520)	(130,349)	100,829
		2,425.00USD	02/16/2018	71	(18,982,631)	(34,080)	(146,816)	112,736
		2,450.00USD	02/16/2018	69	(18,447,909)	(34,845)	(162,000)	127,155
		2,475.00USD	02/16/2018	68	(18,180,548)	(40,460)	(183,604)	143,144
		2,500.00USD	02/16/2018	66	(17,645,826)	(49,170)	(204,429)	155,259
		2,525.00USD	02/16/2018	65	(17,378,465)	(60,775)	(232,600)	171,825
		2,550.00USD	02/16/2018	64	(17,111,104)	(71,040)	(264,274)	193,234
		2,575.00USD	02/16/2018	63	(16,843,743)	(81,270)	(304,599)	223,329
		2,375.00USD	03/16/2018	85	(22,725,685)	(60,775)	(69,562)	8,787
		2,400.00USD	03/16/2018	83	(22,190,963)	(71,380)	(76,584)	5,204
		2,425.00USD	03/16/2018	82	(21,923,602)	(79,950)	(85,638)	5,688
		2,450.00USD	03/16/2018	80	(21,388,880)	(89,600)	(94,303)	4,703
		2,475.00USD	03/16/2018	78	(20,854,158)	(95,160)	(105,093)	9,933
		2,500.00USD	03/16/2018	77	(20,586,797)	(113,190)	(117,854)	4,664
		2,525.00USD	03/16/2018	75	(20,052,075)	(135,000)	(132,018)	(2,982)
		2,550.00USD	03/16/2018	74	(19,784,714)	(149,850)	(149,794)	(56)
		2,575.00USD	03/16/2018	72	(19,249,992)	(165,600)	(168,509)	2,909
		2,600.00USD	03/16/2018	71	(18,982,631)	(172,885)	(192,919)	20,034
		2,625.00USD	03/16/2018	70	(18,715,270)	(204,750)	(222,342)	17,592
		2,650.00USD	03/16/2018	68	(18,180,548)	(234,260)	(257,483)	23,223
Total written options contracts				2,725		$(2,234,238)	$(5,304,963)	$3,070,725

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

December 31, 2017

Shares	Distribution Rate	Value
Investment Company(a) – 80.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
125,655,455	1.228%	$125,655,455

TOTAL INVESTMENTS – 80.5%
(Cost $125,655,455)		$125,655,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 19.5%		30,420,207

NET ASSETS – 100.0%		$156,075,662

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	CHF	860,000	USD	881,018	$883,912	01/24/2018	$2,894
	CLP	105,280,000	USD	171,038	171,076	01/25/2018	38
	CZK	24,010,000	USD	1,124,900	1,128,975	01/24/2018	4,075
	EUR	720,000	USD	864,412	865,029	01/24/2018	617
	GBP	1,130,000	USD	1,512,359	1,526,785	01/24/2018	14,426
	IDR	25,510,430,000	USD	1,878,253	1,883,384	01/25/2018	5,131
	INR	84,550,000	USD	1,316,004	1,322,520	01/25/2018	6,515
	JPY	79,030,000	USD	698,370	702,142	01/24/2018	3,773
	NOK	39,740,000	USD	4,746,065	4,843,276	01/24/2018	97,211
	PEN	6,120,000	USD	1,875,575	1,885,504	01/25/2018	9,929
	PHP	157,160,000	USD	3,126,007	3,146,785	01/25/2018	20,778
	PLN	9,530,000	USD	2,700,881	2,737,808	01/24/2018	36,927
	RUB	192,360,000	USD	3,271,722	3,323,040	01/25/2018	51,318
	SEK	14,900,000	USD	1,776,204	1,818,829	01/24/2018	42,624
	TRY	63,220,000	USD	16,385,837	16,570,956	01/24/2018	185,119
	USD	510,436	ILS	1,770,000	509,095	01/24/2018	1,341
	USD	334,563	MXN	6,600,000	334,241	01/24/2018	322
	USD	749,047	RUB	43,220,000	746,630	01/25/2018	2,417
	USD	744,514	TRY	2,830,000	741,787	01/24/2018	2,727
	USD	630,897	ZAR	7,820,000	629,856	01/24/2018	1,041
	ZAR	127,220,000	USD	9,955,029	10,246,834	01/24/2018	291,805
TOTAL							$781,028

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	340,000	USD	265,525	$265,287	01/24/2018	$(238)
	BRL	6,210,000	USD	1,871,700	1,867,096	01/25/2018	(4,604)
	CAD	740,000	USD	589,450	588,913	01/24/2018	(537)
	COP	11,960,050,000	USD	4,025,048	3,998,604	01/25/2018	(26,444)
	GBP	410,000	USD	554,430	553,966	01/24/2018	(464)
	HUF	216,330,000	USD	837,803	836,329	01/24/2018	(1,474)
	ILS	2,340,000	USD	674,508	673,041	01/24/2018	(1,467)
	JPY	92,340,000	USD	821,332	820,395	01/24/2018	(937)
	MXN	264,810,000	USD	13,604,682	13,410,670	01/24/2018	(194,012)
	NOK	6,640,000	USD	811,343	809,244	01/24/2018	(2,099)
	SEK	9,970,000	USD	1,219,007	1,217,028	01/24/2018	(1,979)
	USD	592,140	AUD	770,000	600,798	01/24/2018	(8,658)
	USD	313,585	CAD	400,000	318,332	01/24/2018	(4,747)
	USD	10,122,752	CHF	9,990,000	10,267,768	01/24/2018	(145,016)
	USD	1,331,421	CLP	826,280,000	1,342,671	01/25/2018	(11,250)
	USD	14,768,959	CZK	317,830,000	14,944,707	01/24/2018	(175,748)
	USD	3,356,657	EUR	2,820,000	3,388,028	01/24/2018	(31,371)
	USD	2,210,523	HUF	580,610,000	2,244,628	01/24/2018	(34,105)
	USD	723,108	IDR	9,804,980,000	723,882	01/25/2018	(774)
	USD	8,102,988	ILS	28,230,000	8,119,635	01/24/2018	(16,647)
	USD	1,259,809	INR	80,670,000	1,261,829	01/25/2018	(2,020)
	USD	7,968,234	KRW	8,606,490,000	8,066,785	01/25/2018	(98,551)
	USD	598,768	MXN	11,840,000	599,609	01/24/2018	(841)
	USD	1,212,197	NZD	1,730,000	1,225,706	01/24/2018	(13,509)
	USD	5,314,802	THB	173,590,000	5,329,823	01/24/2018	(15,021)
	USD	364,064	TRY	1,390,000	364,341	01/24/2018	(277)
	USD	6,658,626	TWD	198,760,000	6,722,970	01/25/2018	(64,344)
TOTAL							$(857,134)

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	53	02/26/2018	$6,939,290	$212,404
3 Month Sterling	3	03/21/2018	503,471	(5)
Amsterdam Exchange Index	4	01/19/2018	522,655	(7,324)
ASX 90 Day Bank Accepted Bill	1	03/08/2018	776,840	(58)
ASX 90 Day Bank Accepted Bill	3	06/07/2018	2,330,178	(120)
ASX 90 Day Bank Accepted Bill	3	09/13/2018	2,329,663	(177)
Australia 10 Year Bond	356	03/15/2018	35,876,068	(249,025)
Brent Crude Oil	73	01/31/2018	4,881,510	322,354
CAC 40 10 Euro Index	10	01/19/2018	637,180	(10,263)
Canada 10 Year Bond	222	03/20/2018	23,803,628	(265,379)
Copper	22	03/27/2018	1,815,275	111,315
DAX Index	3	03/16/2018	1,161,755	(21,208)
EURO STOXX 50 Index	26	03/16/2018	1,089,680	(25,589)
Euro-Bobl	8	03/08/2018	1,263,298	(6,644)
Euro-BTP	7	03/08/2018	1,143,433	(26,569)
Euro-Bund	78	03/08/2018	15,131,356	(114,077)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Euro-Buxl	1	03/08/2018	$196,607	$(3,296)
Euro-OAT	8	03/08/2018	1,489,542	(16,788)
Euro-Schatz	10	03/08/2018	1,343,532	(1,609)
Feeder Cattle	22	03/29/2018	1,569,425	(17,116)
FTSE 100 Index	7	03/16/2018	721,871	18,714
FTSE/JSE Top 40 Index	7	03/15/2018	300,843	7,581
FTSE/MIB Index	2	03/16/2018	261,051	(7,019)
Hang Seng Index	4	01/30/2018	766,634	9,457
HSCEI	4	01/30/2018	300,275	2,891
IBEX 35 Index	2	01/19/2018	240,469	(2,137)
KOSPI 200 Index	8	03/08/2018	609,313	8,552
Live Cattle	14	02/28/2018	680,680	5,278
LME Aluminum Base Metal	59	01/15/2018	3,330,919	237,749
LME Aluminum Base Metal	68	02/19/2018	3,853,475	395,291
LME Lead Base Metal	53	01/15/2018	3,289,644	(12,908)
LME Lead Base Metal	42	02/19/2018	2,609,512	11,058
LME Nickel Base Metal	21	01/15/2018	1,601,964	7,826
LME Nickel Base Metal	13	02/19/2018	993,564	109,082
LME Zinc Base Metal	81	01/15/2018	6,753,375	336,587
LME Zinc Base Metal	57	02/19/2018	4,743,113	289,886
Low Sulphur Gasoil	27	02/12/2018	1,624,725	107,971
NASDAQ 100 E-Mini Index	6	03/16/2018	769,050	(915)
NY Harbor ULSD	4	01/31/2018	347,441	4,995
OMXS30 Index	12	01/19/2018	230,291	(6,886)
Russell 2000 E-Mini Index	12	03/16/2018	921,900	7,366
S&P 500 E-Mini Index	183	03/16/2018	24,485,400	54,821
S&P Midcap 400 E-Mini Index	3	03/16/2018	570,720	2,395
S&P/TSX 60 Index	4	03/15/2018	609,324	607
SET50 Index	90	03/29/2018	624,670	1,600
SGX NIFTY 50 Index	22	01/25/2018	464,574	2,614
Silver	41	03/27/2018	3,514,725	238,082
Sugar No. 11	75	02/28/2018	1,273,440	96,308
TOPIX Index	6	03/08/2018	967,562	12,084
U.S. Treasury 10 Year Note	5	03/20/2018	620,234	2,901
U.S. Treasury Long Bond	225	03/20/2018	34,425,000	(179,570)
Total				$1,643,087
Short position contracts:
3 Month Canadian Bank Acceptance	(5)	03/19/2018	(977,426)	364
3 Month Canadian Bank Acceptance	(8)	06/18/2018	(1,560,302)	1,707
3 Month Canadian Bank Acceptance	(8)	09/17/2018	(1,557,916)	3,065
3 Month Euro Euribor	(1)	12/16/2019	(299,633)	(2)
3 Month Eurodollar	(13)	03/19/2018	(3,192,800)	3,195
3 Month Eurodollar	(15)	06/18/2018	(3,677,812)	5,965
3 Month Eurodollar	(17)	09/17/2018	(4,163,300)	7,936
3 Month Eurodollar	(19)	12/17/2018	(4,648,113)	9,156
3 Month Eurodollar	(19)	03/18/2019	(4,645,262)	8,644
3 Month Eurodollar	(17)	06/17/2019	(4,153,950)	7,336
3 Month Eurodollar	(16)	09/16/2019	(3,908,200)	6,535
3 Month Eurodollar	(15)	12/16/2019	(3,662,625)	5,040
3 Month Sterling	(1)	06/20/2018	(167,672)	(119)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
3 Month Sterling	(2)	09/19/2018	$(335,107)	$(322)
3 Month Sterling	(3)	12/19/2018	(502,357)	(455)
3 Month Sterling	(3)	03/20/2019	(502,053)	(324)
3 Month Sterling	(3)	06/19/2019	(501,800)	(354)
3 Month Sterling	(3)	09/18/2019	(501,547)	(371)
3 Month Sterling	(2)	12/18/2019	(334,196)	(154)
Cocoa	(155)	03/14/2018	(2,932,600)	339,687
Coffee ‘C’	(14)	03/19/2018	(662,550)	(16,767)
Corn	(235)	03/14/2018	(4,121,313)	18,883
Cotton No. 2	(21)	03/07/2018	(825,615)	(27,503)
Japan 10 Year Bond	(62)	03/13/2018	(82,967,473)	25,311
KC HRW Wheat	(112)	03/14/2018	(2,392,600)	(28,658)
Lean Hogs	(32)	02/14/2018	(918,720)	(56,096)
LME Aluminum Base Metal	(59)	01/15/2018	(3,330,919)	(314,327)
LME Aluminum Base Metal	(18)	02/19/2018	(1,020,037)	(29,936)
LME Lead Base Metal	(53)	01/15/2018	(3,289,644)	(60,995)
LME Lead Base Metal	(19)	02/19/2018	(1,180,494)	17,355
LME Nickel Base Metal	(21)	01/15/2018	(1,601,964)	(151,165)
LME Zinc Base Metal	(81)	01/15/2018	(6,753,375)	(388,373)
LME Zinc Base Metal	(20)	02/19/2018	(1,664,250)	(62,942)
Long Gilt	(241)	03/27/2018	(40,725,329)	(182,066)
Natural Gas	(3)	01/29/2018	(88,590)	(5,948)
RBOB Gasoline	(12)	01/31/2018	(905,083)	(57,313)
Soybean	(141)	03/14/2018	(6,780,338)	193,770
U.S. Treasury 2 Year Note	(601)	03/29/2018	(128,679,734)	118,494
U.S. Treasury 5 Year Note	(520)	03/29/2018	(60,405,312)	131,000
Wheat	(101)	03/14/2018	(2,156,350)	(18,796)
WTI Crude Oil	(39)	01/22/2018	(2,356,380)	(122,027)
Total				$(621,570)
Total Futures Contracts				$1,021,517

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2017(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CDX North America High Yield Index	5.000%	3.077%	12/20/2022	USD 1,700	$142,696	$134,878	$7,818
Markit CDX North America Investment Grade Index	1.000	0.491	12/20/2022	2,350	56,672	52,284	4,388
iTraxx Europe Crossover Index	5.000	2.340	12/20/2022	EUR 1,700	250,970	246,453	4,517
iTraxx Europe Index	1.000	0.450	12/20/2022	1,700	56,017	48,612	7,405
TOTAL					$506,355	$482,227	$24,128

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index*	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
A basket (DBGSLBUK) of common stocks(a)	(0.518)%	Deutsche Bank AG	8/2/2018	GBP	1,357	$15,515	$—	$15,515
A basket (DBGSLBUK) of common stocks(a)	(0.521)		8/2/2018		11,161	128,234	—	128,234
A basket (DBGSMOUK) of common stocks(a)	(0.518)		8/2/2018		2,058	23,802	—	23,802
A basket (DBGSMOUK) of common stocks(a)	(0.521)		8/2/2018		9,226	105,283	—	105,283
A basket (DBGSQUUK) of common stocks(a)	(0.518)		8/2/2018		18,329	218,026	—	218,026
A basket (DBGSVAUK) of common stocks(a)	(0.518)		8/2/2018		1,350	16,154	—	16,154
A basket (DBGSVAUK) of common stocks(a)	(0.521)		8/2/2018		10,399	127,569	—	127,569
A basket (DBGSLBJP) of common stocks(a)	(0.011)		9/19/2018	JPY	3,079,010	(227,079)	—	(227,079)
A basket (DBGSLBJP) of common stocks(a)	(0.317)		9/19/2018		111,443	—	—	—
A basket (DBGSMOJP) of common stocks(a)	(0.011)		9/19/2018		2,526,205	(209,194)	—	(209,194)
A basket (DBGSMOJP) of common stocks(a)	(0.317)		9/19/2018		92,751	—	—	—
A basket (DBGSQUJP) of common stocks(a)	(0.011)		9/19/2018		4,228,244	(266,469)	—	(266,469)
A basket (DBGSQUJP) of common stocks(a)	(0.317)		9/19/2018		155,005	—	—	—
A basket (DBGSVAJP) of common stocks(a)	(0.011)		9/19/2018		5,275,884	(220,284)	3,879	(224,163)
A basket (DBGSVAJP) of common stocks(a)	(0.317)		9/19/2018		195,991	—	—	—
FSTE 100 Total Return Index(b)	0.518		8/2/2018	GBP	5,462	(71,502)	—	(71,502)
FSTE 100 Total Return Index(b)	0.521		8/2/2018		44,169	(580,998)	—	(580,998)
Topix Total Return Index(b)	0.011		9/19/2018	JPY	15,197,739	909,997	—	909,997
Topix Total Return Index(b)	0.317		9/19/2018		564,092	—	—	—
A basket (JPGSLBEU) of common stocks(a)	(0.329)	JPMorgan Chase Bank NA	9/20/2018	EUR	12,056,128	(36,777)	—	(36,777)
A basket (JPGSMOEU) of common stocks(a)	(0.329)		9/20/2018		10,145,556	(65,487)	—	(65,487)
A basket (JPGSQUEU) of common stocks(a)	(0.329)		9/20/2018		18,846,214	(125,411)	—	(125,411)
A basket (JPGSVAEU) of common stocks(a)	(0.329)		9/20/2018		21,029,593	(122,955)	—	(122,955)
A basket (JPGSLBUS) of common stocks(a)	(1.675)		3/20/2018	USD	15,130,573	(41,209)	—	(41,209)
A basket (JPGSMOUS) of common stocks(a)	(1.675)		3/20/2018		22,634,176	(97,989)	—	(97,989)
A basket (JPGSQUUS) of common stocks(a)	(1.675)		3/20/2018		40,396,865	(229,483)	—	(229,483)
A basket (JPGSVAUS) of common stocks(a)	(1.675)		3/20/2018		29,105,191	(160,816)	—	(160,816)
Euro Stoxx 50 Net Return Index(b)	0.329		9/20/2018	EUR	57,269,767	390,734	—	390,734
S&P 500 Total Return Index(b)	1.675		3/20/2018	USD	96,146,725	481,133	—	481,133
TOTAL						$(39,206)	$3,879	$(43,085)

(a)	Payments made weekly
(b)	Payments received weekly
*	The top 50 components are shown below

A basket (DBGSLBUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
HSBC HOLDINGS PLC	Financial	108,392	$1,124,479	6.46%
BRITISH AMERICAN TOBACCO PLC	Consumer, Non-cyclical	15,939	1,081,971	6.22
GLAXOSMITHKLINE PLC	Consumer, Non-cyclical	42,612	762,331	4.38
ASTRAZENECA PLC	Consumer, Non-cyclical	9,737	674,549	3.88
RECKITT BENCKISER GROUP PLC	Consumer, Non-cyclical	7,039	658,804	3.79
VODAFONE GROUP PLC	Communications	191,768	609,622	3.50
NATIONAL GRID PLC	Utilities	49,921	590,961	3.40
IMPERIAL BRANDS PLC	Consumer, Non-cyclical	12,858	550,701	3.16
COMPASS GROUP PLC	Consumer, Cyclical	23,748	513,999	2.95
RANDGOLD RESOURCES LTD	Basic Materials	4,383	439,334	2.52
UNITED UTILITIES GROUP PLC	Utilities	37,720	423,263	2.43

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
RELX PLC	Consumer, Non-cyclical	17,962	$422,550	2.43%
SEVERN TRENT PLC	Utilities	14,040	410,610	2.36
GVC HOLDINGS PLC	Consumer, Cyclical	31,699	396,641	2.28
RENTOKIL INITIAL PLC	Consumer, Non-cyclical	87,637	376,990	2.17
MICRO FOCUS INTERNATIONAL	Technology	11,020	376,101	2.16
NEXT PLC	Consumer, Cyclical	6,123	374,800	2.15
PLAYTECH PLC	Technology	31,747	369,547	2.12
CARNIVAL PLC	Consumer, Cyclical	5,378	355,866	2.05
SHIRE PLC	Consumer, Non-cyclical	6,632	349,895	2.01
WILLIAM HILL PLC	Consumer, Cyclical	75,507	328,897	1.89
SAGE GROUP PLC/THE	Technology	30,331	327,421	1.88
BT GROUP PLC	Communications	87,766	322,578	1.85
KINGFISHER PLC	Consumer, Cyclical	69,098	315,653	1.81
BAE SYSTEMS PLC	Industrial	40,096	310,791	1.79
SSE PLC	Utilities	17,403	310,746	1.79
PADDY POWER BETFAIR PLC	Consumer, Cyclical	2,581	308,108	1.77
HIKMA PHARMACEUTICALS PLC	Consumer, Non-cyclical	19,814	303,943	1.75
DCC PLC	Energy	2,774	280,169	1.61
GREENE KING PLC	Consumer, Cyclical	35,150	263,899	1.52
DIXONS CARPHONE PLC	Consumer, Cyclical	93,813	252,542	1.45
BUNZL PLC	Consumer, Cyclical	9,008	252,486	1.45
SMITH & NEPHEW PLC	Consumer, Non-cyclical	14,466	252,045	1.45
WPP PLC	Communications	12,203	221,371	1.27
INMARSAT PLC	Communications	33,152	220,102	1.26
HALMA PLC	Industrial	12,308	209,792	1.21
INTERTEK GROUP PLC	Consumer, Non-cyclical	2,883	202,417	1.16
INFORMA PLC	Communications	19,377	189,251	1.09
RPC GROUP PLC	Industrial	14,977	178,589	1.03
EXPERIAN PLC	Consumer, Non-cyclical	7,850	173,722	1.00
CENTRICA PLC	Utilities	85,686	159,146	0.91
UBM PLC	Consumer, Non-cyclical	13,699	138,429	0.80
RSA INSURANCE GROUP PLC	Financial	14,351	122,789	0.71
G4S PLC	Consumer, Non-cyclical	32,929	118,933	0.68
CAPITA PLC	Consumer, Non-cyclical	20,414	110,709	0.64
ELECTROCOMPONENTS PLC	Industrial	11,417	96,756	0.56
SPIRAX-SARCO ENGINEERING PLC	Industrial	1,219	92,666	0.53
INTERCONTINENTAL HOTELS GROU	Consumer, Cyclical	1,408	89,855	0.52
WHITBREAD PLC	Consumer, Cyclical	1,593	86,202	0.50
PEARSON PLC	Communications	8,212	81,760	0.47
A basket (DBGSMOUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
HSBC HOLDINGS PLC	Financial	104,178	$1,080,768	6.91%
BRITISH AMERICAN TOBACCO PLC	Consumer, Non-cyclical	11,200	760,284	4.86
ASTRAZENECA PLC	Consumer, Non-cyclical	8,703	602,914	3.85
GLENCORE PLC	Basic Materials	67,498	356,101	2.28
LLOYDS BANKING GROUP PLC	Financial	382,195	351,879	2.25
WIZZ AIR HOLDINGS PLC	Consumer, Cyclical	6,937	345,315	2.21
PERSIMMON PLC	Consumer, Cyclical	9,135	338,326	2.16
BERKELEY GROUP HOLDINGS/THE	Consumer, Cyclical	5,922	336,207	2.15
REDROW PLC	Consumer, Cyclical	37,354	330,721	2.11
RELX PLC	Consumer, Non-cyclical	14,027	329,967	2.11
PRUDENTIAL PLC	Financial	12,790	329,692	2.11
INTERTEK GROUP PLC	Consumer, Non-cyclical	4,502	316,060	2.02
RENTOKIL INITIAL PLC	Consumer, Non-cyclical	69,824	300,365	1.92
BELLWAY PLC	Consumer, Cyclical	6,123	295,117	1.89
TAYLOR WIMPEY PLC	Consumer, Cyclical	104,631	292,138	1.87
B&M EUROPEAN VALUE RETAIL SA	Consumer, Cyclical	50,931	291,846	1.87

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
INTL CONSOLIDATED AIRLINE-DI	Consumer, Cyclical	32,795	$288,801	1.85%
BARRATT DEVELOPMENTS PLC	Consumer, Cyclical	32,579	285,365	1.82
ELECTROCOMPONENTS PLC	Industrial	33,254	281,825	1.80
MAN GROUP PLC	Financial	100,247	280,441	1.79
RENISHAW PLC	Industrial	3,904	275,929	1.76
SOPHOS GROUP PLC	Technology	35,295	272,147	1.74
SMITH & NEPHEW PLC	Consumer, Non-cyclical	15,530	270,582	1.73
FERREXPO PLC	Basic Materials	67,770	268,701	1.72
BODYCOTE PLC	Industrial	21,151	261,227	1.67
KAZ MINERALS PLC	Basic Materials	20,678	250,209	1.60
BURBERRY GROUP PLC	Consumer, Cyclical	9,828	238,250	1.52
BOVIS HOMES GROUP PLC	Consumer, Cyclical	14,965	237,252	1.52
HAYS PLC	Consumer, Non-cyclical	95,504	236,293	1.51
CREST NICHOLSON HOLDINGS	Consumer, Cyclical	30,926	228,000	1.46
CARNIVAL PLC	Consumer, Cyclical	3,424	226,562	1.45
EASYJET PLC	Consumer, Cyclical	11,229	222,386	1.42
ROLLS-ROYCE HOLDINGS PLC	Industrial	19,113	218,998	1.40
MICRO FOCUS INTERNATIONAL	Technology	6,316	215,563	1.38
RANDGOLD RESOURCES LTD	Basic Materials	2,099	210,419	1.34
ROYAL BANK OF SCOTLAND GROUP	Financial	55,893	210,194	1.34
GVC HOLDINGS PLC	Consumer, Cyclical	16,573	207,378	1.33
PAGEGROUP PLC	Consumer, Non-cyclical	31,996	202,348	1.29
IMI PLC	Industrial	11,098	200,118	1.28
TUI AG-DI	Consumer, Cyclical	9,263	192,964	1.23
RSA INSURANCE GROUP PLC	Financial	22,191	189,870	1.21
SPIRAX-SARCO ENGINEERING PLC	Industrial	2,253	171,259	1.09
STANDARD LIFE ABERDEEN PLC	Financial	28,865	170,482	1.09
ENTERTAINMENT ONE LTD	Consumer, Cyclical	38,139	167,935	1.07
ANTOFAGASTA PLC	Basic Materials	12,044	163,743	1.05
INTERCONTINENTAL HOTELS GROU	Consumer, Cyclical	2,538	162,024	1.04
ASCENTIAL PLC	Consumer, Non-cyclical	28,091	146,416	0.94
INCHCAPE PLC	Consumer, Cyclical	13,827	146,366	0.94
DERWENT LONDON PLC	Financial	3,469	146,315	0.94
ST JAMES’S PLACE PLC	Financial	8,738	144,913	0.93

A basket (DBGSQUUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
BP PLC	Energy	543,751	$3,844,764	15.05%
IMPERIAL BRANDS PLC	Consumer, Non-cyclical	82,025	3,512,952	13.75
GLAXOSMITHKLINE PLC	Consumer, Non-cyclical	129,309	2,313,356	9.05
HSBC HOLDINGS PLC	Financial	219,935	2,281,657	8.93
PRUDENTIAL PLC	Financial	44,705	1,152,337	4.51
LLOYDS BANKING GROUP PLC	Financial	989,122	910,665	3.56
RECKITT BENCKISER GROUP PLC	Consumer, Non-cyclical	9,646	902,804	3.53
VODAFONE GROUP PLC	Communications	252,768	803,540	3.14
MONDI PLC	Basic Materials	29,881	780,547	3.05
CRH PLC	Industrial	16,808	604,136	2.36
SMURFIT KAPPA GROUP PLC	Basic Materials	17,096	579,779	2.27
CENTRICA PLC	Utilities	289,437	537,577	2.10
HAMMERSON PLC	Financial	57,970	428,950	1.68
LAND SECURITIES GROUP PLC	Financial	31,407	428,259	1.68
BHP BILLITON PLC	Basic Materials	18,794	387,075	1.51
BURBERRY GROUP PLC	Consumer, Cyclical	14,429	349,775	1.37
ST JAMES’S PLACE PLC	Financial	20,325	337,085	1.32
TAYLOR WIMPEY PLC	Consumer, Cyclical	114,386	319,373	1.25
OCADO GROUP PLC	Consumer, Non-cyclical	56,649	304,306	1.19
BT GROUP PLC	Communications	76,487	281,123	1.10
PEARSON PLC	Communications	27,922	277,997	1.09

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
INTERCONTINENTAL HOTELS GROU	Consumer, Cyclical	4,192	$267,588	1.05%
SMITHS GROUP PLC	Industrial	13,218	266,423	1.04
WPP PLC	Communications	13,474	244,432	0.96
HOWDEN JOINERY GROUP PLC	Consumer, Cyclical	35,705	225,465	0.88
INTERTEK GROUP PLC	Consumer, Non-cyclical	3,202	224,786	0.88
DS SMITH PLC	Industrial	30,270	211,905	0.83
LADBROKES CORAL GROUP PLC	Consumer, Cyclical	83,995	206,681	0.81
ROTORK PLC	Industrial	53,240	192,223	0.75
DCC PLC	Energy	1,877	189,559	0.74
INTL CONSOLIDATED AIRLINE-DI	Consumer, Cyclical	20,451	180,102	0.70
DERWENT LONDON PLC	Financial	4,188	176,651	0.69
ROLLS-ROYCE HOLDINGS PLC	Industrial	15,328	175,625	0.69
RELX PLC	Consumer, Non-cyclical	7,312	172,009	0.67
BRITISH LAND CO PLC	Financial	18,342	171,576	0.67
SSE PLC	Utilities	9,276	165,630	0.65
FERGUSON PLC	Consumer, Cyclical	2,083	150,161	0.59
IWG PLC	Consumer, Non-cyclical	40,509	141,053	0.55
MERLIN ENTERTAINMENT	Consumer, Cyclical	26,807	131,601	0.52
INCHCAPE PLC	Consumer, Cyclical	11,214	118,707	0.46
PERSIMMON PLC	Consumer, Cyclical	2,689	99,603	0.39
RIGHTMOVE PLC	Communications	1,495	90,998	0.36
SAGE GROUP PLC/THE	Technology	5,650	60,989	0.24
WILLIAM HILL PLC	Consumer, Cyclical	13,867	60,403	0.24
SPECTRIS PLC	Industrial	1,679	56,474	0.22
SOPHOS GROUP PLC	Technology	6,943	53,533	0.21
AUTO TRADER GROUP PLC	Communications	11,101	52,979	0.21
WOOD GROUP (JOHN) PLC	Energy	5,793	50,937	0.20
INMARSAT PLC	Communications	4,275	28,381	0.11
ZPG PLC	Communications	5,512	24,652	0.10

A basket (DBGSVAUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
LLOYDS BANKING GROUP PLC	Financial	1,540,244	$1,418,072	8.42%
TULLOW OIL PLC	Energy	444,795	1,243,104	7.38
PRUDENTIAL PLC	Financial	36,675	945,351	5.61
ROYAL DUTCH SHELL PLC-A SHS	Energy	27,010	906,134	5.38
AVIVA PLC	Financial	130,922	897,032	5.32
WM MORRISON SUPERMARKETS	Consumer, Non-cyclical	293,099	871,881	5.18
TESCO PLC	Consumer, Non-cyclical	281,488	796,786	4.73
VODAFONE GROUP PLC	Communications	225,605	717,188	4.26
GLENCORE PLC	Basic Materials	127,840	674,449	4.00
IMPERIAL BRANDS PLC	Consumer, Non-cyclical	15,678	671,464	3.99
ANGLO AMERICAN PLC	Basic Materials	28,770	603,048	3.58
PETROFAC LTD	Energy	86,673	597,959	3.55
RECKITT BENCKISER GROUP PLC	Consumer, Non-cyclical	6,269	586,743	3.48
GLAXOSMITHKLINE PLC	Consumer, Non-cyclical	29,848	533,987	3.17
SHIRE PLC	Consumer, Non-cyclical	7,641	403,144	2.39
CENTRICA PLC	Utilities	188,108	349,378	2.07
BRITISH LAND CO PLC	Financial	34,740	324,966	1.93
BHP BILLITON PLC	Basic Materials	12,214	251,564	1.49
WPP PLC	Communications	13,155	238,633	1.42
MEDICLINIC INTERNATIONAL PLC	Consumer, Non-cyclical	24,291	213,426	1.27
STANDARD CHARTERED PLC	Financial	18,921	199,666	1.19
MARKS & SPENCER GROUP PLC	Consumer, Cyclical	40,764	173,593	1.03
VEDANTA RESOURCES PLC	Basic Materials	14,082	153,254	0.91
INTL CONSOLIDATED AIRLINE-DI	Consumer, Cyclical	17,254	151,941	0.90
INCHCAPE PLC	Consumer, Cyclical	14,337	151,763	0.90
ROYAL MAIL PLC	Industrial	24,694	151,159	0.90

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
GKN PLC	Consumer, Cyclical	33,318	$143,958	0.85%
LADBROKES CORAL GROUP PLC	Consumer, Cyclical	53,134	130,745	0.78
TAYLOR WIMPEY PLC	Consumer, Cyclical	44,737	124,908	0.74
HIKMA PHARMACEUTICALS PLC	Consumer, Non-cyclical	7,773	119,246	0.71
SMITH & NEPHEW PLC	Consumer, Non-cyclical	6,755	117,694	0.70
KIER GROUP PLC	Industrial	7,978	117,420	0.70
GALLIFORD TRY PLC	Consumer, Cyclical	6,431	111,869	0.66
ROLLS-ROYCE HOLDINGS PLC	Industrial	9,556	109,489	0.65
MEGGITT PLC	Industrial	16,562	108,030	0.64
SSE PLC	Utilities	6,028	107,645	0.64
PERSIMMON PLC	Consumer, Cyclical	2,855	105,727	0.63
INDIVIOR PLC	Consumer, Non-cyclical	19,129	105,630	0.63
PETS AT HOME GROUP PLC	Consumer, Cyclical	37,880	90,390	0.54
BABCOCK INTL GROUP PLC	Consumer, Non-cyclical	8,856	84,515	0.50
DCC PLC	Energy	772	77,910	0.46
WILLIAM HILL PLC	Consumer, Cyclical	17,751	77,323	0.46
REDROW PLC	Consumer, Cyclical	8,674	76,796	0.46
TRAVIS PERKINS PLC	Consumer, Cyclical	3,622	76,767	0.46
BERKELEY GROUP HOLDINGS/THE	Consumer, Cyclical	1,325	75,209	0.45
CONVATEC GROUP PLC	Consumer, Non-cyclical	26,905	74,792	0.44
CAPITA PLC	Consumer, Non-cyclical	13,750	74,568	0.44
WIZZ AIR HOLDINGS PLC	Consumer, Cyclical	1,235	61,504	0.37
SMITHS GROUP PLC	Industrial	2,612	52,649	0.31
SPECTRIS PLC	Industrial	1,528	51,390	0.31

A basket (DBGSLBJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
NIPPON TELEGRAPH & TELEPHONE	Communications	14,310	$673,403	2.38%
TAKEDA PHARMACEUTICAL CO LTD	Consumer, Non-cyclical	9,065	515,085	1.82
KEYENCE CORP	Industrial	842	471,778	1.67
KDDI CORP	Communications	18,308	455,794	1.61
NTT DOCOMO INC	Communications	17,927	423,475	1.49
CANON INC	Technology	11,321	422,106	1.49
FANUC CORP	Industrial	1,723	413,874	1.46
DAITO TRUST CONSTRUCT CO LTD	Financial	1,955	398,702	1.41
ORIENTAL LAND CO LTD	Consumer, Cyclical	4,369	398,278	1.41
EAST JAPAN RAILWAY CO	Industrial	3,908	381,416	1.35
ASTELLAS PHARMA INC	Consumer, Non-cyclical	28,294	360,929	1.27
ANA HOLDINGS INC	Consumer, Cyclical	8,494	354,845	1.25
NITORI HOLDINGS CO LTD	Consumer, Cyclical	2,261	322,466	1.14
TERUMO CORP	Consumer, Non-cyclical	6,590	312,402	1.10
SHIN-ETSU CHEMICAL CO LTD	Basic Materials	3,060	311,050	1.10
NAGOYA RAILROAD CO LTD	Industrial	12,315	310,136	1.09
OTSUKA HOLDINGS CO LTD	Consumer, Non-cyclical	7,057	309,974	1.09
RYOHIN KEIKAKU CO LTD	Consumer, Cyclical	981	305,694	1.08
ABC-MART INC	Consumer, Cyclical	5,311	305,021	1.08
OTSUKA CORP	Technology	3,930	301,417	1.06
WEST JAPAN RAILWAY CO	Industrial	4,096	299,118	1.06
JXTG HOLDINGS INC	Energy	45,853	295,915	1.04
YAMADA DENKI CO LTD	Consumer, Cyclical	53,138	292,932	1.03
PARK24 CO LTD	Consumer, Non-cyclical	12,113	289,990	1.02
SQUARE ENIX HOLDINGS CO LTD	Technology	5,963	283,718	1.00
MITSUBISHI TANABE PHARMA	Consumer, Non-cyclical	13,644	282,440	1.00
ITOCHU TECHNO-SOLUTIONS CORP	Technology	6,433	279,246	0.99
KYOWA EXEO CORP	Industrial	10,743	278,175	0.98
HANKYU HANSHIN HOLDINGS INC	Industrial	6,892	277,140	0.98
KONAMI HOLDINGS CORP	Technology	5,029	276,809	0.98
DAIICHI SANKYO CO LTD	Consumer, Non-cyclical	10,531	274,576	0.97

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
TORAY INDUSTRIES INC	Basic Materials	29,094	$274,411	0.97%
NTT DATA CORP	Technology	22,926	272,512	0.96
CYBERAGENT INC	Communications	6,963	271,980	0.96
NANKAI ELECTRIC RAILWAY CO	Industrial	10,925	270,780	0.96
SUMITOMO OSAKA CEMENT CO LTD	Industrial	55,963	269,754	0.95
EISAI CO LTD	Consumer, Non-cyclical	4,722	268,961	0.95
SECOM CO LTD	Consumer, Non-cyclical	3,549	267,976	0.95
M3 INC	Communications	7,591	267,175	0.94
MITSUI & CO LTD	Consumer, Cyclical	16,361	266,072	0.94
OSAKA GAS CO LTD	Utilities	13,772	265,299	0.94
NIDEC CORP	Industrial	1,886	264,757	0.93
RELO GROUP INC	Financial	9,590	261,365	0.92
TOKYO GAS CO LTD	Utilities	11,391	260,743	0.92
OBIC CO LTD	Technology	3,477	255,547	0.90
SANKYO CO LTD	Consumer, Cyclical	8,089	254,567	0.90
COMSYS HOLDINGS CORP	Industrial	8,755	253,750	0.90
RENGO CO LTD	Industrial	34,576	252,603	0.89
CAPCOM CO LTD	Technology	7,896	250,579	0.88
CENTRAL JAPAN RAILWAY CO	Industrial	1,393	249,460	0.88

A basket (DBGSMOJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
KEYENCE CORP	Industrial	953	$533,910	2.30%
NIPPON TELEGRAPH & TELEPHONE	Communications	10,324	485,833	2.09
RECRUIT HOLDINGS CO LTD	Consumer, Non-cyclical	19,363	481,291	2.07
TAKEDA PHARMACEUTICAL CO LTD	Consumer, Non-cyclical	8,183	464,986	2.00
SOFTBANK GROUP CORP	Communications	5,745	454,879	1.96
NINTENDO CO LTD	Consumer, Cyclical	1,198	438,214	1.89
CANON INC	Technology	10,748	400,738	1.72
ORIENTAL LAND CO LTD	Consumer, Cyclical	4,231	385,710	1.66
PANASONIC CORP	Consumer, Cyclical	26,068	381,707	1.64
HITACHI LTD	Industrial	46,175	359,850	1.55
SONY CORP	Consumer, Cyclical	7,661	345,673	1.49
TOKYO ELECTRON LTD	Technology	1,892	342,585	1.47
NIDEC CORP	Industrial	2,230	313,029	1.35
ANA HOLDINGS INC	Consumer, Cyclical	7,492	312,971	1.35
KOMATSU LTD	Industrial	8,606	311,560	1.34
YASKAWA ELECTRIC CORP	Industrial	6,989	308,044	1.33
SUZUKI MOTOR CORP	Consumer, Cyclical	5,231	303,418	1.31
SHOWA DENKO K K	Basic Materials	6,937	296,517	1.28
ITOCHU CORP	Consumer, Cyclical	15,738	293,799	1.26
MITSUBISHI CHEMICAL HOLDINGS	Basic Materials	26,227	287,877	1.24
TAISEI CORP	Industrial	5,765	287,104	1.24
DAITO TRUST CONSTRUCT CO LTD	Financial	1,360	277,442	1.19
DAIFUKU CO LTD	Industrial	5,020	273,612	1.18
RELO GROUP INC	Financial	10,039	273,586	1.18
HOYA CORP	Industrial	5,476	273,570	1.18
NITORI HOLDINGS CO LTD	Consumer, Cyclical	1,912	272,605	1.17
RYOHIN KEIKAKU CO LTD	Consumer, Cyclical	864	269,288	1.16
SHIN-ETSU CHEMICAL CO LTD	Basic Materials	2,648	269,137	1.16
KAJIMA CORP	Industrial	27,803	267,544	1.15
TOSOH CORP	Basic Materials	11,723	265,789	1.14
NIHON M&A CENTER INC	Consumer, Non-cyclical	5,475	260,996	1.12
BRIDGESTONE CORP	Consumer, Cyclical	5,585	259,679	1.12
KYOWA EXEO CORP	Industrial	9,975	258,295	1.11
CHUGAI PHARMACEUTICAL CO LTD	Consumer, Non-cyclical	4,957	253,919	1.09
NIKON CORP	Industrial	12,459	251,058	1.08
PERSOL HOLDINGS CO LTD	Consumer, Non-cyclical	9,819	246,148	1.06

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
DISCO CORP	Industrial	1,105	$245,960	1.06%
DAIWA HOUSE INDUSTRY CO LTD	Consumer, Cyclical	6,350	243,893	1.05
START TODAY CO LTD	Communications	7,999	243,208	1.05
OBIC CO LTD	Technology	3,294	242,080	1.04
MITSUI MINING & SMELTING CO	Basic Materials	4,091	239,297	1.03
OMRON CORP	Industrial	4,006	238,953	1.03
SUMITOMO METAL MINING CO LTD	Basic Materials	5,176	237,927	1.02
NIPPON SHINYAKU CO LTD	Consumer, Non-cyclical	3,173	236,869	1.02
COMSYS HOLDINGS CORP	Industrial	8,088	234,415	1.01
FURUKAWA ELECTRIC CO LTD	Industrial	4,668	230,409	0.99
ASAHI KASEI CORP	Basic Materials	17,809	229,790	0.99
TOYOTA TSUSHO CORP	Consumer, Cyclical	5,701	229,495	0.99
KURITA WATER INDUSTRIES LTD	Industrial	6,806	221,131	0.95
NEXON CO LTD	Technology	7,554	219,957	0.95

A basket (DBGSQUJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
NTT DOCOMO INC	Communications	58,148	$1,373,559	3.52%
ASTELLAS PHARMA INC	Consumer, Non-cyclical	61,233	781,111	2.00
CANON INC	Technology	20,009	746,010	1.91
EISAI CO LTD	Consumer, Non-cyclical	12,999	740,386	1.90
EAST JAPAN RAILWAY CO	Industrial	7,113	694,207	1.78
BRIDGESTONE CORP	Consumer, Cyclical	14,851	690,538	1.77
DAI-ICHI LIFE HOLDINGS INC	Financial	32,856	677,827	1.74
KUBOTA CORP	Industrial	33,800	662,943	1.70
SUMITOMO MITSUI FINANCIAL GR	Financial	15,288	660,668	1.70
ANA HOLDINGS INC	Consumer, Cyclical	15,039	628,249	1.61
DAITO TRUST CONSTRUCT CO LTD	Financial	3,073	626,841	1.61
JAPAN AIRLINES CO LTD	Consumer, Cyclical	16,004	626,218	1.61
NIPPON TELEGRAPH & TELEPHONE	Communications	13,152	618,903	1.59
TOTO LTD	Industrial	10,292	607,556	1.56
FAST RETAILING CO LTD	Consumer, Cyclical	1,459	581,608	1.49
HOYA CORP	Industrial	11,534	576,261	1.48
PANASONIC CORP	Consumer, Cyclical	38,762	567,587	1.46
DAIWA HOUSE INDUSTRY CO LTD	Consumer, Cyclical	14,389	552,706	1.42
SURUGA BANK LTD	Financial	24,596	527,720	1.35
MAZDA MOTOR CORP	Consumer, Cyclical	38,932	522,381	1.34
YAMAHA MOTOR CO LTD	Consumer, Cyclical	15,803	518,348	1.33
DAIKIN INDUSTRIES LTD	Industrial	4,163	492,792	1.26
TAISEI CORP	Industrial	9,312	463,749	1.19
CYBERAGENT INC	Communications	11,851	462,885	1.19
AMADA HOLDINGS CO LTD	Industrial	33,012	449,539	1.15
MITSUBISHI ELECTRIC CORP	Industrial	26,727	444,020	1.14
INPEX CORP	Energy	34,704	434,072	1.11
STANLEY ELECTRIC CO LTD	Consumer, Cyclical	10,673	433,451	1.11
JAPAN EXCHANGE GROUP INC	Financial	24,764	431,097	1.11
AOZORA BANK LTD	Financial	10,988	427,721	1.10
MS&AD INSURANCE GROUP HOLDIN	Financial	12,370	418,823	1.07
SUZUKI MOTOR CORP	Consumer, Cyclical	7,161	415,350	1.07
SHIMANO INC	Consumer, Cyclical	2,922	411,099	1.05
MINEBEA MITSUMI INC	Industrial	19,572	410,557	1.05
KOITO MANUFACTURING CO LTD	Consumer, Cyclical	5,775	406,011	1.04
PERSOL HOLDINGS CO LTD	Consumer, Non-cyclical	16,169	405,343	1.04
SOMPO HOLDINGS INC	Financial	10,391	402,537	1.03
TOKIO MARINE HOLDINGS INC	Financial	8,563	390,806	1.00
KAKAKU.COM INC	Communications	22,940	387,940	1.00
ORIX CORP	Financial	22,789	385,276	0.99
NIKON CORP	Industrial	18,926	381,381	0.98

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
OMRON CORP	Industrial	6,350	$378,820	0.97%
NABTESCO CORP	Industrial	9,871	378,550	0.97
KONICA MINOLTA INC	Technology	38,718	372,572	0.96
TOYO TIRE & RUBBER CO LTD	Consumer, Cyclical	17,708	365,957	0.94
JAFCO CO LTD	Financial	6,142	356,057	0.91
KAJIMA CORP	Industrial	35,820	344,687	0.88
ISUZU MOTORS LTD	Consumer, Cyclical	19,962	334,390	0.86
YAMAHA CORP	Consumer, Cyclical	8,881	327,948	0.84
NIHON M&A CENTER INC	Consumer, Non-cyclical	6,833	325,740	0.84

A basket (DBGSVAJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
NIPPON TELEGRAPH & TELEPHONE	Communications	41,688	$1,961,742	4.01%
SUMITOMO MITSUI FINANCIAL GR	Financial	42,360	1,830,533	3.74
HONDA MOTOR CO LTD	Consumer, Cyclical	51,997	1,782,618	3.64
SONY CORP	Consumer, Cyclical	36,019	1,625,266	3.32
MITSUBISHI CORP	Consumer, Cyclical	49,262	1,361,324	2.78
ASTELLAS PHARMA INC	Consumer, Non-cyclical	103,333	1,318,154	2.69
MITSUBISHI UFJ FINANCIAL GRO	Financial	176,235	1,292,863	2.64
MIZUHO FINANCIAL GROUP INC	Financial	668,599	1,214,339	2.48
MITSUI & CO LTD	Consumer, Cyclical	70,433	1,145,442	2.34
ORIX CORP	Financial	65,349	1,104,812	2.26
ITOCHU CORP	Consumer, Cyclical	58,893	1,099,433	2.24
HITACHI LTD	Industrial	133,480	1,040,231	2.12
MAZDA MOTOR CORP	Consumer, Cyclical	76,202	1,022,449	2.09
SUZUKI MOTOR CORP	Consumer, Cyclical	17,462	1,012,869	2.07
MARUBENI CORP	Consumer, Cyclical	137,827	998,496	2.04
SUMITOMO CORP	Consumer, Cyclical	55,900	950,278	1.94
SHIONOGI & CO LTD	Consumer, Non-cyclical	16,666	901,998	1.84
TOYOTA INDUSTRIES CORP	Consumer, Cyclical	13,759	884,285	1.81
SHINSEI BANK LTD	Financial	46,988	812,958	1.66
FUJIFILM HOLDINGS CORP	Industrial	19,341	790,649	1.61
CENTRAL JAPAN RAILWAY CO	Industrial	4,384	785,421	1.60
TOYOTA TSUSHO CORP	Consumer, Cyclical	19,062	767,384	1.57
MS&AD INSURANCE GROUP HOLDIN	Financial	21,750	736,378	1.50
CANON INC	Technology	19,206	716,057	1.46
NIKON CORP	Industrial	33,712	679,330	1.39
YAMAHA MOTOR CO LTD	Consumer, Cyclical	19,973	655,138	1.34
KAJIMA CORP	Industrial	65,221	627,609	1.28
ISUZU MOTORS LTD	Consumer, Cyclical	36,635	613,674	1.25
TAISEI CORP	Industrial	12,182	606,666	1.24
OLYMPUS CORP	Consumer, Non-cyclical	15,613	598,754	1.22
FUJITSU LTD	Technology	83,950	598,194	1.22
AISIN SEIKI CO LTD	Consumer, Cyclical	9,630	541,149	1.10
HOYA CORP	Industrial	10,605	529,804	1.08
HITACHI CONSTRUCTION MACHINE	Industrial	14,532	528,255	1.08
SBI HOLDINGS INC	Communications	25,018	523,235	1.07
ASAHI GLASS CO LTD	Industrial	12,002	519,911	1.06
KONICA MINOLTA INC	Technology	53,628	516,047	1.05
KDDI CORP	Communications	20,394	507,735	1.04
NIPPON ELECTRIC GLASS CO LTD	Industrial	12,760	487,059	0.99
MITSUBISHI CHEMICAL HOLDINGS	Basic Materials	43,274	474,991	0.97
SUBARU CORP	Consumer, Cyclical	14,843	472,098	0.96
SUMITOMO HEAVY INDUSTRIES	Industrial	10,987	465,246	0.95
KUBOTA CORP	Industrial	22,376	438,870	0.90
WEST JAPAN RAILWAY CO	Industrial	5,970	436,033	0.89
NTT DATA CORP	Technology	36,659	435,743	0.89
RESONA HOLDINGS INC	Financial	71,710	428,477	0.87

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
NOMURA HOLDINGS INC	Financial	65,861	$388,853	0.79%
MINEBEA MITSUMI INC	Industrial	18,130	380,302	0.78
OJI HOLDINGS CORP	Basic Materials	56,399	375,496	0.77
JTEKT CORP	Consumer, Cyclical	21,816	374,933	0.77

A basket (JPGSLBEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
SANOFI	Consumer, Non-cyclical	4,177	$360,338	2.51%
UNILEVER NV-CVA	Consumer, Non-cyclical	6,208	350,015	2.44
ANHEUSER-BUSCH INBEV SA/NV	Consumer, Non-cyclical	2,559	286,178	2.00
DANONE	Consumer, Non-cyclical	3,256	273,448	1.91
L’OREAL	Consumer, Non-cyclical	1,157	256,963	1.79
PERNOD RICARD SA	Consumer, Non-cyclical	1,372	217,313	1.52
KERRY GROUP PLC-A	Consumer, Non-cyclical	1,902	213,560	1.49
IBERDROLA SA	Utilities	27,289	211,683	1.48
AIR LIQUIDE SA	Basic Materials	1,609	203,012	1.42
KONINKLIJKE AHOLD DELHAIZE N	Consumer, Non-cyclical	9,132	201,051	1.40
HEINEKEN NV	Consumer, Non-cyclical	1,912	199,575	1.39
FRESENIUS SE & CO KGAA	Consumer, Non-cyclical	2,542	198,588	1.39
HENKEL AG & CO KGAA VORZUG	Consumer, Non-cyclical	1,425	188,757	1.32
ASML HOLDING NV	Technology	1,077	187,638	1.31
UCB SA	Consumer, Non-cyclical	2,356	187,261	1.31
AMADEUS IT GROUP SA	Technology	2,586	186,648	1.30
FRESENIUS MEDICAL CARE AG &	Consumer, Non-cyclical	1,764	185,928	1.30
BIOMERIEUX	Consumer, Non-cyclical	2,063	185,047	1.29
HERMES INTERNATIONAL	Consumer, Cyclical	341	182,931	1.28
SES	Communications	11,256	175,843	1.23
BEIERSDORF AG	Consumer, Non-cyclical	1,495	175,691	1.23
VINCI SA	Industrial	1,708	174,599	1.22
DEUTSCHE WOHNEN SE	Financial	3,979	174,226	1.22
MAN SE	Industrial	1,509	172,870	1.21
ADP	Industrial	891	169,549	1.18
AIB GROUP PLC	Financial	25,620	169,204	1.18
VISCOFAN SA	Consumer, Non-cyclical	2,557	168,882	1.18
ENAGAS SA	Utilities	5,821	166,858	1.16
DASSAULT SYSTEMES SA	Technology	1,561	166,089	1.16
BUREAU VERITAS SA	Consumer, Non-cyclical	6,029	164,980	1.15
SNAM SPA	Utilities	33,665	164,932	1.15
THALES SA	Industrial	1,522	164,239	1.15
SYMRISE AG	Basic Materials	1,879	161,638	1.13
ESSILOR INTERNATIONAL	Consumer, Non-cyclical	1,168	161,193	1.12
TERNA SPA	Utilities	27,694	161,083	1.12
COLRUYT SA	Consumer, Non-cyclical	3,087	160,750	1.12
SOCIETE BIC SA	Consumer, Non-cyclical	1,451	159,664	1.11
RELX NV	Consumer, Non-cyclical	6,879	158,300	1.10
ADIDAS AG	Consumer, Cyclical	787	158,047	1.10
MUENCHENER RUECKVER AG-REG	Financial	718	155,833	1.09
RECORDATI SPA	Consumer, Non-cyclical	3,455	153,767	1.07
GECINA SA	Financial	819	151,407	1.06
EUTELSAT COMMUNICATIONS	Communications	6,464	149,765	1.05
SODEXO SA	Consumer, Cyclical	1,100	147,970	1.03
INDUSTRIA DE DISENO TEXTIL	Consumer, Cyclical	4,191	146,167	1.02
DAVIDE CAMPARI-MILANO SPA	Consumer, Non-cyclical	18,690	144,642	1.01
WOLTERS KLUWER	Communications	2,716	141,810	0.99
ABERTIS INFRAESTRUCTURAS SA	Consumer, Non-cyclical	6,228	138,728	0.97
KESKO OYJ-B SHS	Consumer, Non-cyclical	2,530	137,446	0.96
FRAPORT AG FRANKFURT AIRPORT	Industrial	1,230	135,658	0.95

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (JPGSMOEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
ALLIANZ SE-REG	Financial	1,377	$316,702	2.62%
UNILEVER NV-CVA	Consumer, Non-cyclical	5,084	286,637	2.37
LVMH MOET HENNESSY LOUIS VUI	Consumer, Cyclical	966	284,781	2.35
ASML HOLDING NV	Technology	1,463	254,948	2.11
BAYER AG-REG	Consumer, Non-cyclical	1,956	244,252	2.02
KERING	Consumer, Cyclical	463	218,438	1.81
SAFRAN SA	Industrial	1,888	194,794	1.61
ENEL SPA	Utilities	31,535	194,257	1.61
AIRBUS SE	Industrial	1,890	188,350	1.56
WIRECARD AG	Consumer, Non-cyclical	1,581	176,710	1.46
ABERTIS INFRAESTRUCTURAS SA	Consumer, Non-cyclical	7,923	176,488	1.46
DEUTSCHE POST AG-REG	Industrial	3,625	173,022	1.43
VONOVIA SE	Financial	3,440	170,985	1.41
DEUTSCHE LUFTHANSA-REG	Consumer, Cyclical	4,556	168,076	1.39
E.ON SE	Utilities	15,359	167,107	1.38
AIR FRANCE-KLM	Consumer, Cyclical	10,199	166,318	1.37
VINCI SA	Industrial	1,592	162,812	1.35
FIAT CHRYSLER AUTOMOBILES NV	Consumer, Cyclical	8,877	158,936	1.31
EURAZEO SA	Financial	1,683	155,593	1.29
FERRARI NV	Consumer, Cyclical	1,472	154,560	1.28
FAURECIA	Consumer, Cyclical	1,965	153,714	1.27
MONCLER SPA	Consumer, Cyclical	4,907	153,658	1.27
AMADEUS IT GROUP SA	Technology	2,081	150,210	1.24
PERNOD RICARD SA	Consumer, Non-cyclical	938	148,673	1.23
RELX NV	Consumer, Non-cyclical	6,448	148,399	1.23
ADP	Industrial	773	147,198	1.22
HEINEKEN NV	Consumer, Non-cyclical	1,398	145,906	1.21
AROUNDTOWN SA	Financial	18,787	144,743	1.20
1&1 DRILLISCH AG	Communications	1,703	140,721	1.16
FORTUM OYJ	Utilities	6,957	137,845	1.14
CELLNEX TELECOM SAU	Communications	5,369	137,638	1.14
STMICROELECTRONICS NV	Technology	6,269	137,009	1.13
AALBERTS INDUSTRIES NV	Industrial	2,680	136,435	1.13
RWE AG	Utilities	6,583	134,384	1.11
ELIS SA	Consumer, Non-cyclical	4,777	132,015	1.09
EIFFAGE	Industrial	1,168	128,118	1.06
OMV AG	Energy	2,018	128,002	1.06
FRAPORT AG FRANKFURT AIRPORT	Industrial	1,157	127,645	1.05
RECORDATI SPA	Consumer, Non-cyclical	2,860	127,281	1.05
WARTSILA OYJ ABP	Industrial	2,014	127,205	1.05
UBISOFT ENTERTAINMENT	Technology	1,634	125,827	1.04
DEUTSCHE WOHNEN SE	Financial	2,862	125,303	1.04
IBERDROLA SA	Utilities	15,953	123,750	1.02
AMUNDI SA	Financial	1,453	123,258	1.02
LEG IMMOBILIEN AG	Financial	1,076	123,131	1.02
INTESA SANPAOLO	Financial	36,103	120,086	0.99
AXEL SPRINGER SE	Communications	1,512	118,246	0.98
WOLTERS KLUWER	Communications	2,265	118,236	0.98
RUBIS	Utilities	1,619	114,663	0.95
ATOS SE	Technology	763	111,177	0.92

A basket (JPGSQUEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TELEFONICA SA	Communications	103,339	$1,008,218	4.55%
DANONE	Consumer, Non-cyclical	10,860	912,196	4.12
KONINKLIJKE PHILIPS NV	Industrial	21,430	811,624	3.67
TOTAL SA	Energy	13,425	742,268	3.35

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ALLIANZ SE-REG	Financial	2,700	$620,951	2.81%
BAYER AG-REG	Consumer, Non-cyclical	4,878	609,135	2.75
INTESA SANPAOLO	Financial	161,414	536,894	2.43
KBC GROEP NV	Financial	6,060	517,430	2.34
SAMPO OYJ-A SHS	Financial	9,141	502,749	2.27
UCB SA	Consumer, Non-cyclical	6,276	498,732	2.25
L’OREAL	Consumer, Non-cyclical	2,215	491,994	2.22
BEIERSDORF AG	Consumer, Non-cyclical	4,151	487,942	2.20
AMADEUS IT GROUP SA	Technology	6,471	467,099	2.11
UNILEVER NV-CVA	Consumer, Non-cyclical	8,139	458,919	2.07
FINECOBANK SPA	Financial	44,590	456,996	2.06
ATOS SE	Technology	2,937	427,985	1.93
ESSILOR INTERNATIONAL	Consumer, Non-cyclical	2,948	406,942	1.84
ING GROEP NV	Financial	20,224	372,161	1.68
BASF SE	Basic Materials	3,256	358,705	1.62
ENEL SPA	Utilities	57,143	352,006	1.59
AXA SA	Financial	11,689	347,167	1.57
DEUTSCHE POST AG-REG	Industrial	6,994	333,831	1.51
AZIMUT HOLDING SPA	Financial	17,211	330,047	1.49
SCHNEIDER ELECTRIC SE	Industrial	3,864	328,795	1.49
SUEZ	Utilities	17,426	306,863	1.39
MERLIN PROPERTIES SOCIMI SA	Financial	21,740	294,988	1.33
DASSAULT SYSTEMES SA	Technology	2,771	294,722	1.33
HANNOVER RUECK SE	Financial	2,140	269,555	1.22
ENI SPA	Energy	15,746	260,922	1.18
BANKINTER SA	Financial	25,770	244,585	1.10
INDUSTRIA DE DISENO TEXTIL	Consumer, Cyclical	6,997	244,042	1.10
OSRAM LICHT AG	Industrial	2,697	242,692	1.10
TERNA SPA	Utilities	41,062	238,842	1.08
PRYSMIAN SPA	Industrial	7,141	233,157	1.05
ABN AMRO GROUP NV-CVA	Financial	7,161	231,295	1.04
WOLTERS KLUWER	Communications	4,316	225,361	1.02
RHEINMETALL AG	Consumer, Cyclical	1,712	217,636	0.98
FIAT CHRYSLER AUTOMOBILES NV	Consumer, Cyclical	11,995	214,764	0.97
FERRARI NV	Consumer, Cyclical	2,038	214,040	0.97
EURAZEO SA	Financial	2,264	209,350	0.95
STMICROELECTRONICS NV	Technology	9,516	207,966	0.94
LEGRAND SA	Industrial	2,634	203,000	0.92
COMPAGNIE DE SAINT GOBAIN	Industrial	3,624	200,074	0.90
MEDIASET ESPANA COMUNICACION	Communications	17,511	196,790	0.89
RELX NV	Consumer, Non-cyclical	8,328	191,660	0.87
SOCIETE BIC SA	Consumer, Non-cyclical	1,719	189,201	0.85
PROSIEBENSAT.1 MEDIA SE	Communications	5,438	187,436	0.85
FAURECIA	Consumer, Cyclical	2,363	184,773	0.83
AEGON NV	Financial	28,613	182,615	0.83
RTL GROUP	Communications	2,259	181,915	0.82

A basket (JPGSVAEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TOTAL SA	Energy	15,279	$844,807	3.33%
BNP PARIBAS	Financial	11,284	843,447	3.33
TELECOM ITALIA SPA	Communications	939,913	813,186	3.21
BAYER AG-REG	Consumer, Non-cyclical	5,551	693,282	2.73
FRESENIUS MEDICAL CARE AG &	Consumer, Non-cyclical	6,479	682,952	2.69
AEGON NV	Financial	100,244	639,779	2.52
NN GROUP NV	Financial	13,985	606,545	2.39
KONINKLIJKE PHILIPS NV	Industrial	15,685	594,033	2.34
AXA SA	Financial	19,190	569,978	2.25

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ASSICURAZIONI GENERALI	Financial	28,926	$527,963	2.08%
GEMALTO	Technology	8,392	498,799	1.97
UNIPOLSAI ASSICURAZIONI SPA	Financial	210,032	491,044	1.94
DANONE	Consumer, Non-cyclical	5,822	489,037	1.93
FRESENIUS SE & CO KGAA	Consumer, Non-cyclical	6,139	479,683	1.89
KONINKLIJKE AHOLD DELHAIZE N	Consumer, Non-cyclical	21,327	469,554	1.85
UBI BANCA SPA	Financial	99,474	435,507	1.72
BASF SE	Basic Materials	3,706	408,257	1.61
CAPGEMINI SE	Technology	3,409	404,819	1.60
TELEFONICA SA	Communications	41,122	401,208	1.58
SOCIETE GENERALE SA	Financial	7,695	397,778	1.57
VINCI SA	Industrial	3,756	384,011	1.51
CREDIT AGRICOLE SA	Financial	22,593	374,380	1.48
CASINO GUICHARD PERRACHON	Consumer, Non-cyclical	6,002	364,373	1.44
SAIPEM SPA	Energy	75,670	345,828	1.36
E.ON SE	Utilities	30,320	329,888	1.30
EXOR NV	Financial	5,327	326,883	1.29
FIAT CHRYSLER AUTOMOBILES NV	Consumer, Cyclical	16,977	303,945	1.20
SCHNEIDER ELECTRIC SE	Industrial	3,431	291,968	1.15
A2A SPA	Utilities	157,454	291,545	1.15
DISTRIBUIDORA INTERNACIONAL	Consumer, Non-cyclical	55,874	288,704	1.14
INTESA SANPAOLO	Financial	83,811	278,771	1.10
DEUTSCHE LUFTHANSA-REG	Consumer, Cyclical	7,399	272,952	1.08
ATOS SE	Technology	1,838	267,870	1.06
AIR FRANCE-KLM	Consumer, Cyclical	15,974	260,486	1.03
HENKEL AG & CO KGAA VORZUG	Consumer, Non-cyclical	1,851	245,259	0.97
METRO AG	Consumer, Non-cyclical	12,101	241,942	0.95
CNH INDUSTRIAL NV	Industrial	17,958	240,865	0.95
EIFFAGE	Industrial	2,172	238,176	0.94
PEUGEOT SA	Consumer, Cyclical	11,584	235,850	0.93
CARREFOUR SA	Consumer, Non-cyclical	10,885	235,792	0.93
SBM OFFSHORE NV	Energy	13,352	235,197	0.93
PUBLICIS GROUPE	Communications	3,406	231,702	0.91
VALEO SA	Consumer, Cyclical	2,989	223,523	0.88
MERCK KGAA	Consumer, Non-cyclical	2,015	217,138	0.86
AMADEUS IT GROUP SA	Technology	2,967	214,127	0.84
EDP-ENERGIAS DE PORTUGAL SA	Utilities	61,066	211,551	0.83
ARCELORMITTAL	Basic Materials	6,472	210,721	0.83
ENGIE	Utilities	12,152	209,184	0.83
FAURECIA	Consumer, Cyclical	2,661	208,113	0.82
RHEINMETALL AG	Consumer, Cyclical	1,577	200,473	0.79

A basket (JPGSLBUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
JOHNSON & JOHNSON	Consumer, Non-cyclical	2,333	$325,940	2.15%
BERKSHIRE HATHAWAY INC-CL B	Financial	1,489	295,143	1.95
EXXON MOBIL CORP	Energy	3,206	268,140	1.77
AT&T INC	Communications	6,720	261,280	1.73
PROCTER & GAMBLE CO/THE	Consumer, Non-cyclical	2,819	258,995	1.71
VERIZON COMMUNICATIONS INC	Communications	4,570	241,908	1.60
COCA-COLA CO/THE	Consumer, Non-cyclical	4,615	211,723	1.40
PEPSICO INC	Consumer, Non-cyclical	1,692	202,903	1.34
WALMART INC	Consumer, Cyclical	2,039	201,304	1.33
ALTRIA GROUP INC	Consumer, Non-cyclical	2,812	200,774	1.33
PHILIP MORRIS INTERNATIONAL	Consumer, Non-cyclical	1,822	192,462	1.27
PFIZER INC	Consumer, Non-cyclical	5,288	191,532	1.27
UNITEDHEALTH GROUP INC	Consumer, Non-cyclical	816	179,850	1.19
MCDONALD’S CORP	Consumer, Cyclical	974	167,720	1.11

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
NEXTERA ENERGY INC	Utilities	1,038	$162,095	1.07%
3M CO	Industrial	631	148,629	0.98
DUKE ENERGY CORP	Utilities	1,766	148,554	0.98
MERCK & CO. INC.	Consumer, Non-cyclical	2,604	146,516	0.97
COMCAST CORP-CLASS A	Communications	3,628	145,311	0.96
DOMINION ENERGY INC	Utilities	1,773	143,709	0.95
SOUTHERN CO/THE	Utilities	2,947	141,703	0.94
CONSOLIDATED EDISON INC	Utilities	1,565	132,917	0.88
AMERICAN ELECTRIC POWER	Utilities	1,784	131,216	0.87
XCEL ENERGY INC	Utilities	2,643	127,154	0.84
WEC ENERGY GROUP INC	Utilities	1,904	126,497	0.84
CLOROX COMPANY	Consumer, Non-cyclical	849	126,285	0.83
EVERSOURCE ENERGY	Utilities	1,980	125,108	0.83
PUBLIC SERVICE ENTERPRISE GP	Utilities	2,424	124,825	0.82
EXELON CORP	Utilities	3,105	122,361	0.81
AMERICAN WATER WORKS CO INC	Utilities	1,336	122,200	0.81
ELI LILLY & CO	Consumer, Non-cyclical	1,438	121,446	0.80
WASTE MANAGEMENT INC	Industrial	1,407	121,402	0.80
DR PEPPER SNAPPLE GROUP INC	Consumer, Non-cyclical	1,249	121,227	0.80
CVS HEALTH CORP	Consumer, Cyclical	1,667	120,894	0.80
DTE ENERGY COMPANY	Utilities	1,096	119,999	0.79
COLGATE-PALMOLIVE CO	Consumer, Non-cyclical	1,566	118,165	0.78
CMS ENERGY CORP	Utilities	2,487	117,621	0.78
INTL BUSINESS MACHINES CORP	Technology	744	114,116	0.75
REALTY INCOME CORP	Financial	1,987	113,274	0.75
AVALONBAY COMMUNITIES INC	Financial	634	113,190	0.75
KIMBERLY-CLARK CORP	Consumer, Non-cyclical	928	111,971	0.74
GENERAL MILLS INC	Consumer, Non-cyclical	1,876	111,237	0.73
PUBLIC STORAGE	Financial	524	109,521	0.72
SIMON PROPERTY GROUP INC	Financial	637	109,366	0.72
ALLIANT ENERGY CORP	Utilities	2,564	109,253	0.72
ENTERGY CORP	Utilities	1,341	109,120	0.72
CBOE GLOBAL MARKETS INC	Financial	873	108,758	0.72
COSTCO WHOLESALE CORP	Consumer, Cyclical	584	108,691	0.72
KELLOGG CO	Consumer, Non-cyclical	1,596	108,494	0.72
CAMPBELL SOUP CO	Consumer, Non-cyclical	2,249	108,205	0.71

A basket (JPGSMOUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
APPLE INC	Technology	5,394	$912,811	4.06%
FACEBOOK INC-A	Communications	3,125	551,379	2.45
JOHNSON & JOHNSON	Consumer, Non-cyclical	3,763	525,805	2.34
BOEING CO/THE	Industrial	1,392	410,581	1.83
HOME DEPOT INC	Consumer, Cyclical	2,132	404,073	1.80
UNITEDHEALTH GROUP INC	Consumer, Non-cyclical	1,794	395,411	1.76
ABBVIE INC	Consumer, Non-cyclical	3,796	367,090	1.63
MCDONALD’S CORP	Consumer, Cyclical	2,074	356,980	1.59
3M CO	Industrial	1,492	351,278	1.56
WALMART INC	Consumer, Cyclical	3,167	312,780	1.39
NEXTERA ENERGY INC	Utilities	1,868	291,817	1.30
ABBOTT LABORATORIES	Consumer, Non-cyclical	4,988	284,679	1.27
PHILIP MORRIS INTERNATIONAL	Consumer, Non-cyclical	2,634	278,234	1.24
COCA-COLA CO/THE	Consumer, Non-cyclical	6,010	275,761	1.23
PROGRESSIVE CORP	Financial	4,727	266,244	1.18
PAYPAL HOLDINGS INC	Consumer, Non-cyclical	3,516	258,832	1.15
ADOBE SYSTEMS INC	Technology	1,417	248,354	1.10
DUKE ENERGY CORP	Utilities	2,909	244,675	1.09
CBOE GLOBAL MARKETS INC	Financial	1,930	240,450	1.07

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
AMERICAN TOWER CORP	Financial	1,669	$238,089	1.06%
AMERICAN ELECTRIC POWER	Utilities	3,206	235,851	1.05
INTUITIVE SURGICAL INC	Consumer, Non-cyclical	644	234,881	1.04
HONEYWELL INTERNATIONAL INC	Industrial	1,520	233,169	1.04
STRYKER CORP	Consumer, Non-cyclical	1,501	232,463	1.03
XCEL ENERGY INC	Utilities	4,649	223,660	1.00
BAXTER INTERNATIONAL INC	Consumer, Non-cyclical	3,444	222,633	0.99
CONSOLIDATED EDISON INC	Utilities	2,611	221,789	0.99
PFIZER INC	Consumer, Non-cyclical	6,117	221,568	0.99
SBA COMMUNICATIONS CORP	Financial	1,323	216,185	0.96
EVERSOURCE ENERGY	Utilities	3,418	215,924	0.96
VISA INC-CLASS A SHARES	Financial	1,894	215,905	0.96
AON PLC	Financial	1,580	211,682	0.94
CONSTELLATION BRANDS INC-A	Consumer, Non-cyclical	924	211,108	0.94
DTE ENERGY COMPANY	Utilities	1,921	210,280	0.94
AMEREN CORPORATION	Utilities	3,462	204,233	0.91
METTLER-TOLEDO INTERNATIONAL	Industrial	329	203,590	0.91
NVIDIA CORP	Technology	1,017	196,748	0.88
CMS ENERGY CORP	Utilities	4,154	196,471	0.87
MOODY’S CORP	Consumer, Non-cyclical	1,329	196,147	0.87
ENTERGY CORP	Utilities	2,361	192,129	0.85
WEC ENERGY GROUP INC	Utilities	2,884	191,568	0.85
ALLSTATE CORP	Financial	1,829	191,494	0.85
APPLIED MATERIALS INC	Technology	3,736	190,996	0.85
CROWN CASTLE INTL CORP	Financial	1,717	190,653	0.85
DOMINION ENERGY INC	Utilities	2,331	188,937	0.84
ANTHEM INC	Consumer, Non-cyclical	829	186,496	0.83
ALIGN TECHNOLOGY INC	Consumer, Non-cyclical	831	184,664	0.82
BRISTOL-MYERS SQUIBB CO	Consumer, Non-cyclical	2,961	181,438	0.81
EQUINIX INC	Financial	399	180,870	0.80
ALLIANT ENERGY CORP	Utilities	4,231	180,263	0.80

A basket (JPGSQUUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
APPLE INC	Technology	9,248	$1,565,059	3.81%
JOHNSON & JOHNSON	Consumer, Non-cyclical	8,770	1,225,324	2.99
MICROSOFT CORP	Technology	13,864	1,185,964	2.89
AMAZON.COM INC	Communications	726	848,949	2.07
TEXAS INSTRUMENTS INC	Technology	6,675	697,182	1.70
JPMORGAN CHASE & CO	Financial	6,499	694,983	1.69
PFIZER INC	Consumer, Non-cyclical	19,163	694,070	1.69
ILLUMINA INC	Consumer, Non-cyclical	3,121	681,952	1.66
MASTERCARD INC—A	Financial	4,133	625,616	1.52
WELLS FARGO & CO	Financial	9,119	553,257	1.35
BOSTON SCIENTIFIC CORP	Consumer, Non-cyclical	22,193	550,153	1.34
INTUIT INC	Technology	3,438	542,499	1.32
INTL BUSINESS MACHINES CORP	Technology	3,484	534,511	1.30
SKYWORKS SOLUTIONS INC	Technology	5,234	496,958	1.21
CENTENE CORP	Consumer, Non-cyclical	4,921	496,444	1.21
CADENCE DESIGN SYS INC	Technology	11,727	490,429	1.20
EOG RESOURCES INC	Energy	4,397	474,462	1.16
F5 NETWORKS INC	Communications	3,600	472,426	1.15
PEPSICO INC	Consumer, Non-cyclical	3,882	465,489	1.13
BAXTER INTERNATIONAL INC	Consumer, Non-cyclical	7,048	455,590	1.11
AETNA INC	Consumer, Non-cyclical	2,524	455,282	1.11
S&P GLOBAL INC	Consumer, Non-cyclical	2,657	450,068	1.10
MARSH & MCLENNAN COS	Financial	5,462	444,529	1.08
CHEVRON CORP	Energy	3,425	428,755	1.04

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
AMERICAN EXPRESS CO	Financial	4,292	$426,244	1.04%
AT&T INC	Communications	10,944	425,490	1.04
CENTURYLINK INC	Communications	25,380	423,339	1.03
WALT DISNEY CO/THE	Communications	3,918	421,200	1.03
VERISIGN INC	Communications	3,598	411,787	1.00
ADOBE SYSTEMS INC	Technology	2,344	410,846	1.00
HP INC	Technology	19,328	406,076	0.99
T ROWE PRICE GROUP INC	Financial	3,757	394,184	0.96
AON PLC	Financial	2,924	391,862	0.95
PROGRESSIVE CORP	Financial	6,725	378,754	0.92
MCDONALD’S CORP	Consumer, Cyclical	2,188	376,615	0.92
AMERIPRISE FINANCIAL INC	Financial	2,210	374,449	0.91
US BANCORP	Financial	6,989	374,448	0.91
ACCENTURE PLC-CL A	Technology	2,381	364,445	0.89
DISCOVER FINANCIAL SERVICES	Financial	4,652	357,835	0.87
MONSTER BEVERAGE CORP	Consumer, Non-cyclical	5,356	338,965	0.83
CATERPILLAR INC	Industrial	2,143	337,671	0.82
MARATHON PETROLEUM CORP	Energy	5,032	332,029	0.81
SYNOPSYS INC	Technology	3,840	327,354	0.80
ALTRIA GROUP INC	Consumer, Non-cyclical	4,456	318,201	0.78
NEWFIELD EXPLORATION CO	Energy	10,051	316,910	0.77
VALERO ENERGY CORP	Energy	3,382	310,837	0.76
AMERICAN TOWER CORP	Financial	2,023	288,563	0.70
CAMPBELL SOUP CO	Consumer, Non-cyclical	5,950	286,249	0.70
PRINCIPAL FINANCIAL GROUP	Financial	4,056	286,184	0.70
ZIMMER BIOMET HOLDINGS INC	Consumer, Non-cyclical	2,354	284,105	0.69

A basket (JPGSVAUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
APPLE INC	Technology	6,473	$1,095,496	3.68%
AT&T INC	Communications	15,216	591,588	1.99
JPMORGAN CHASE & CO	Financial	4,625	494,576	1.66
EXXON MOBIL CORP	Energy	5,469	457,453	1.54
VALERO ENERGY CORP	Energy	4,877	448,221	1.50
CISCO SYSTEMS INC	Communications	11,680	447,335	1.50
BANK OF AMERICA CORP	Financial	14,068	415,275	1.39
CITIGROUP INC	Financial	5,518	410,607	1.38
WELLS FARGO & CO	Financial	6,723	407,856	1.37
UNITEDHEALTH GROUP INC	Consumer, Non-cyclical	1,792	395,093	1.33
JUNIPER NETWORKS INC	Communications	12,955	369,218	1.24
ALLIANCE DATA SYSTEMS CORP	Financial	1,449	367,281	1.23
PRUDENTIAL FINANCIAL INC	Financial	3,166	364,021	1.22
DXC TECHNOLOGY CO	Technology	3,661	347,410	1.17
MARATHON PETROLEUM CORP	Energy	5,230	345,099	1.16
CAPITAL ONE FINANCIAL CORP	Financial	3,347	333,323	1.12
WESTERN DIGITAL CORP	Technology	4,153	330,319	1.11
NAVIENT CORP	Financial	24,400	325,013	1.09
BOEING CO/THE	Industrial	1,091	321,858	1.08
INTL BUSINESS MACHINES CORP	Technology	2,073	318,065	1.07
INTEL CORP	Technology	6,713	309,882	1.04
MICRON TECHNOLOGY INC	Technology	7,351	302,272	1.01
LINCOLN NATIONAL CORP	Financial	3,930	302,097	1.01
CA INC	Technology	8,980	298,840	1.00
COMCAST CORP-CLASS A	Communications	7,406	296,624	1.00
EBAY INC	Communications	7,786	293,852	0.99
WALMART INC	Consumer, Cyclical	2,957	291,998	0.98
HP INC	Technology	13,895	291,928	0.98
EXPRESS SCRIPTS HOLDING CO	Consumer, Non-cyclical	3,871	288,948	0.97

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ALLSTATE CORP	Financial	2,698	$282,501	0.95%
CSRA INC	Technology	9,436	282,317	0.95
UNUM GROUP	Financial	4,970	272,785	0.92
NATIONAL OILWELL VARCO INC	Energy	7,150	257,529	0.86
ORACLE CORP	Technology	5,437	257,080	0.86
DAVITA INC	Consumer, Non-cyclical	3,537	255,534	0.86
ANTHEM INC	Consumer, Non-cyclical	1,117	251,418	0.84
CVS HEALTH CORP	Consumer, Cyclical	3,437	249,190	0.84
ENVISION HEALTHCARE CORP	Consumer, Non-cyclical	6,832	236,128	0.79
NETAPP INC	Technology	4,257	235,515	0.79
MORGAN STANLEY	Financial	4,419	231,844	0.78
F5 NETWORKS INC	Communications	1,762	231,160	0.78
WALGREENS BOOTS ALLIANCE INC	Consumer, Cyclical	3,144	228,291	0.77
LEUCADIA NATIONAL CORP	Financial	8,491	224,917	0.75
AFLAC INC	Financial	2,552	223,982	0.75
WALT DISNEY CO/THE	Communications	2,054	220,791	0.74
PRINCIPAL FINANCIAL GROUP	Financial	3,117	219,902	0.74
AKAMAI TECHNOLOGIES INC	Technology	3,374	219,453	0.74
AMGEN INC	Consumer, Non-cyclical	1,261	219,261	0.74
MCKESSON CORP	Consumer, Non-cyclical	1,370	213,631	0.72
TRAVELERS COS INC/THE	Financial	1,572	213,202	0.72

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased & written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,050.00 USD	01/19/2018	5	$1,336,805	$75	$1,129	$(1,054)
		2,150.00 USD	01/19/2018	13	3,475,693	455	4,320	(3,865)
		2,175.00 USD	01/19/2018	10	2,673,610	400	3,848	(3,448)
		2,200.00 USD	01/19/2018	11	2,940,971	550	4,925	(4,375)
		2,225.00 USD	01/19/2018	8	2,138,888	480	3,398	(2,918)
		2,250.00 USD	01/19/2018	6	1,604,166	300	2,203	(1,903)
		2,100.00 USD	02/16/2018	2	534,722	210	1,021	(811)
		2,150.00 USD	02/16/2018	25	6,684,025	3,125	12,529	(9,404)
		2,225.00 USD	02/16/2018	11	2,940,971	1,815	5,257	(3,442)
		2,275.00 USD	02/16/2018	13	3,475,693	2,925	6,666	(3,741)
		2,350.00 USD	02/16/2018	1	267,361	285	433	(148)
		2,150.00 USD	03/16/2018	2	534,722	516	1,313	(797)
		2,200.00 USD	03/16/2018	12	3,208,332	4,260	7,862	(3,602)
		2,275.00 USD	03/16/2018	11	2,940,971	4,862	6,618	(1,756)
		2,300.00 USD	03/16/2018	8	2,138,888	4,240	4,366	(126)
		2,325.00 USD	03/16/2018	7	1,871,527	3,990	4,069	(79)
		2,200.00 USD	04/20/2018	1	267,361	630	677	(47)
		2,250.00 USD	04/20/2018	3	802,083	2,460	2,357	103
Total purchased options contracts				149		$31,578	$72,991	$(41,413)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,525.00 USD	01/19/2018	3	$(802,083)	$(49,320)	$(23,788)	$(25,532)
		2,550.00 USD	01/19/2018	1	(267,361)	(13,300)	(6,009)	(7,291)
		2,575.00 USD	01/19/2018	22	(5,881,942)	(233,640)	(101,022)	(132,618)
		2,600.00 USD	01/19/2018	19	(5,079,859)	(152,190)	(62,301)	(89,889)
		2,625.00 USD	01/19/2018	4	(1,069,444)	(23,400)	(13,875)	(9,524)
		2,600.00 USD	02/16/2018	7	(1,871,527)	(68,285)	(27,805)	(40,480)
		2,625.00 USD	02/16/2018	30	(8,020,830)	(231,600)	(108,640)	(122,960)
		2,650.00 USD	02/16/2018	12	(3,208,332)	(56,220)	(41,888)	(14,332)
		2,700.00 USD	02/16/2018	1	(267,361)	(1,850)	(2,095)	245
		2,625.00 USD	03/16/2018	2	(534,722)	(17,864)	(8,555)	(9,310)
		2,650.00 USD	03/16/2018	5	(1,336,805)	(34,890)	(24,026)	(10,864)
		2,675.00 USD	03/16/2018	8	(2,138,888)	(36,000)	(28,077)	(7,923)
		2,700.00 USD	03/16/2018	17	(4,545,137)	(49,725)	(58,197)	8,472
		2,725.00 USD	03/16/2018	8	(2,138,888)	(15,008)	(19,618)	4,610
		2,725.00 USD	04/20/2018	4	(1,069,444)	(15,480)	(15,139)	(341)
Total calls				143		$(998,772)	$(541,035)	$(457,737)
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,450.00 USD	01/19/2018	3	(802,083)	(615)	(5,128)	4,513
		2,475.00 USD	01/19/2018	1	(267,361)	(196)	(1,979)	1,783
		2,500.00 USD	01/19/2018	5	(1,336,805)	(1,115)	(11,696)	10,581
		2,525.00 USD	01/19/2018	16	(4,277,776)	(4,576)	(44,594)	40,018
		2,550.00 USD	01/19/2018	19	(5,079,859)	(7,220)	(63,219)	55,999
		2,575.00 USD	01/19/2018	4	(1,069,444)	(1,788)	(14,622)	12,834
		2,525.00 USD	02/16/2018	2	(534,722)	(1,870)	(7,719)	5,849
		2,550.00 USD	02/16/2018	24	(6,416,664)	(26,640)	(109,615)	82,975
		2,575.00 USD	02/16/2018	10	(2,673,610)	(12,900)	(38,723)	25,823
		2,600.00 USD	02/16/2018	12	(3,208,332)	(19,896)	(42,479)	22,583
		2,650.00 USD	02/16/2018	1	(267,361)	(2,590)	(2,960)	370
		2,575.00 USD	03/16/2018	2	(534,722)	(4,600)	(10,194)	5,594
		2,600.00 USD	03/16/2018	12	(3,208,332)	(29,220)	(56,604)	27,384
		2,625.00 USD	03/16/2018	11	(2,940,971)	(32,175)	(39,362)	7,187
		2,650.00 USD	03/16/2018	15	(4,010,415)	(51,675)	(54,202)	2,527
		2,650.00 USD	04/20/2018	4	(1,069,444)	(19,200)	(19,917)	717
Total puts				141		$(216,276)	$(523,013)	$306,737
Total written options contracts				284		$(1,215,048)	$(1,064,048)	$(151,000)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 3.8%
FHLMC – 2.0%
$85	5.000%	01/01/2018	$85
1,029	5.000	02/01/2018	1,030
1,423	5.000	03/01/2018	1,425
1,044	5.000	04/01/2018	1,047
912	5.000	05/01/2018	916
940	5.000	06/01/2018	944
2,364	5.000	07/01/2018	2,378
410	5.000	08/01/2018	413
507	5.000	10/01/2018	511
1,091	5.000	11/01/2018	1,100
203	5.000	02/01/2019	206
32,169	5.500	01/01/2020	32,848
52,318	5.000	11/01/2025	56,221
105,967	5.000	08/01/2028	113,871
15,343	5.000	01/01/2033	16,549
1,269	5.000	03/01/2033	1,384
7,136	5.000	04/01/2033	7,778
1,189	5.000	05/01/2033	1,296
4,313	5.000	06/01/2033	4,701
27,550	5.000	07/01/2033	30,028
37,888	5.000	08/01/2033	41,288
3,440	5.000	09/01/2033	3,749
8,154	5.000	10/01/2033	8,887
19,549	5.000	11/01/2033	21,308
9,774	5.000	12/01/2033	10,654
9,094	5.000	01/01/2034	9,912
27,726	5.000	02/01/2034	30,231
11,272	5.000	03/01/2034	12,303
17,165	5.000	04/01/2034	18,739
31,008	5.000	05/01/2034	33,799
421,303	5.000	06/01/2034	459,302
5,180	5.000	11/01/2034	5,655
112,318	5.000	04/01/2035	122,420
1,949,905	5.000	07/01/2035	2,128,730
11,949	5.000	11/01/2035	13,023
85,934	5.000	03/01/2036	93,414
29,982	5.000	03/01/2037	32,411
89,274	5.000	12/01/2037	97,147
159,339	5.000	02/01/2038	173,350
414,094	5.000	03/01/2038	449,804
206,267	5.000	07/01/2038	224,054
187,061	5.000	11/01/2038	203,192
458,417	5.000	12/01/2038	499,051
254,115	5.000	01/01/2039	276,029
59,821	5.000	02/01/2039	64,979
1,459,915	7.000	02/01/2039	1,697,858
427,769	5.000	06/01/2041	466,146

			7,472,166

FNMA – 1.8%
623	5.000	03/01/2018	623
4,487	5.000	04/01/2018	4,495
90	5.500	01/01/2019	90
4,548	5.500	02/01/2019	4,596
5,850	5.500	03/01/2019	5,920
2,890	5.500	04/01/2019	2,925

Mortgage-Backed Securities – (continued)
FNMA – (continued)
2,911	5.500	05/01/2019	2,959
13,529	5.500	06/01/2019	13,696
40,300	5.500	07/01/2019	40,843
39,836	5.500	08/01/2019	40,391
36,556	5.500	09/01/2019	37,276
8,802	5.500	10/01/2019	8,970
13,319	5.500	11/01/2019	13,572
19,953	5.500	12/01/2019	20,351
1,711	5.500	01/01/2020	1,751
513	5.500	06/01/2020	520
222,607	5.500	07/01/2020	227,225
6,327	6.000	03/01/2034	7,097
23,457	6.000	08/01/2034	26,506
116,876	6.000	08/01/2035	132,239
113,155	6.000	09/01/2035	128,274
26,930	6.000	10/01/2035	30,514
200,844	6.000	11/01/2035	227,577
640,576	6.000	03/01/2036	725,251
5,720	6.000	06/01/2036	6,453
1,134,342	6.000	09/01/2036	1,267,694
222,914	6.000	12/01/2036	252,116
18,375	6.000	02/01/2037	20,778
2,205	6.000	04/01/2037	2,473
5,513	6.000	05/01/2037	6,222
100,821	6.000	06/01/2037	113,605
92,108	6.000	07/01/2037	103,788
253,454	6.000	08/01/2037	284,259
74,649	6.000	09/01/2037	84,106
18,937	6.000	10/01/2037	21,333
95,140	5.000	11/01/2037	103,248
33,304	6.000	11/01/2037	37,762
2,730	6.000	12/01/2037	3,095
345,975	6.000	01/01/2038	389,457
56,311	6.000	03/01/2038	63,576
12,796	6.000	04/01/2038	14,428
25,236	6.000	05/01/2038	28,460
1,590	6.000	09/01/2038	1,800
87,584	6.000	10/01/2038	99,143
4,176	6.000	12/01/2038	4,708
3,076	6.000	01/01/2039	3,465
851,914	7.000	03/01/2039	986,164
11,766	4.000	08/01/2039	12,412
28,088	4.500	02/01/2040	29,907
3,798	6.000	04/01/2040	4,279
164,745	6.000	06/01/2040	185,630
364,104	6.000	05/01/2041	411,120
259,433	5.000	07/01/2041	280,208
154,095	4.500	08/01/2041	165,381

			6,690,731

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $13,986,870)			$14,162,897

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – 7.8%
Agency Multi-Family(a) – 5.9%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K011, Class A2
$5,500,000	4.084%	11/25/2020	$5,742,948
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K714, Class A2
16,400,000	3.034	10/25/2020	16,673,655

			22,416,603

Regular Floater(a)(b) – 0.7%
FHLMC REMIC Series 3371, Class FA
227,104	2.077	09/15/2037	229,601
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A
337,822	1.779	10/07/2020	338,587
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
1,175,167	1.803	02/06/2020	1,176,774
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
673,263	1.729	03/11/2020	674,210

			2,419,172

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA(b)
510,133	5.000	02/15/2034	554,010
FHLMC REMIC Series 4273, Class PD(b)
1,438,346	6.500	11/15/2043	1,649,617
FNMA REMIC Series 2012-111, Class B
443,313	7.000	10/25/2042	509,793
FNMA REMIC Series 2012-153, Class B
1,542,047	7.000	07/25/2042	1,777,386

			4,490,806

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $29,837,055)			$29,326,581

Asset-Backed Securities(a)(b) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$24,120	6.969%	09/25/2037	$24,401
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
82,102	6.803	09/25/2037	84,488
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
242,440	1.757	12/07/2020	242,606

TOTAL ASSET-BACKED SECURITIES
(Cost $348,861)			$351,495

U.S. Treasury Obligations – 23.2%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/2042	$1,107,073
2,000,000	3.625	02/15/2044	2,337,880
7,700,000	3.000 (c)	11/15/2044	8,090,776
5,170,000	3.000	05/15/2045	5,430,568
2,220,000	3.000	11/15/2045	2,331,910
U.S. Treasury Inflation Linked Notes (TIPS)
2,987,796	0.125	04/15/2018	2,985,017

U.S. Treasury Obligations – (continued)
U.S. Treasury Notes
7,100,000	0.875	05/31/2018	7,083,812
4,280,000	1.375	04/30/2021	4,187,681
6,600,000	2.250	04/30/2021	6,643,759
2,720,000	1.125	06/30/2021	2,634,510
6,620,000	1.125	07/31/2021	6,402,996
26,680,000	1.875	01/31/2022	26,407,597
3,700,000	1.875	10/31/2022	3,646,535
7,070,000	2.125	07/31/2024	6,987,352
990,000	2.250	12/31/2024	984,743

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $87,172,047)			$87,262,209

Shares	Distribution Rate	Value
Exchange Traded Fund(d) – 19.9%
Goldman Sachs TreasuryAccess 0-1 Year ETF
750,000	0.176%	$74,985,000
(Cost $75,030,000)

Investment Company (d) – 33.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
127,131,680	1.228%	$127,131,680
(Cost $127,131,680)

TOTAL INVESTMENTS – 88.6%
(Cost $333,506,513)		$333,219,862

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.4%		42,995,340

NET ASSETS – 100.0%		$376,215,202

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2017.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit.
TIPS	—Treasury Inflation-Protected Securities

Currency Abbreviation:
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	8	03/20/2018	$992,375	$4,581
U.S. Treasury Long Bond	21	03/20/2018	3,213,000	(3,347)
Total				$1,234
Short position contracts:
3 Month Eurodollar	(3)	12/17/2018	(733,913)	1,456
U.S. Treasury 2 Year Note	(96)	03/29/2018	(20,554,500)	42,231
U.S. Treasury 5 Year Note	(552)	03/29/2018	(64,122,562)	267,700
U.S. Treasury Ultra Bond	(148)	03/20/2018	(24,813,125)	(106,326)
Total				$205,061
Total Futures Contracts				$206,295

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date		Notional Amount(a) (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month LIBOR(b)	1.855%	08/06/2020	USD	13,190	$(98,465)	$(56,565)	$(41,900)
3 Month LIBOR(b)	2.139	11/20/2020		26,330	(75,226)	(16,962)	(58,264)
2.143%(c)	3 Month LIBOR	07/03/2023		1,710	13,830	(1,169)	14,999
2.275(c)	3 Month LIBOR	11/20/2023		11,390	40,612	10,160	30,452
3 Month LIBOR(b)	2.378	07/03/2028		5,020	(29,738)	81	(29,819)
2.346(c)	3 Month LIBOR	08/06/2028		3,330	31,213	453	30,760
2.560(c)	3 Month LIBOR	07/03/2048		2,100	(3,529)	76	(3,605)
TOTAL					$(121,303)	$(63,926)	$(57,377)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2017.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index(a)*	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date		Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(b)
Macquarie Commodity Product 261E Index	0.000%	Macquarie Bank Ltd.	08/15/2018	USD	117,548	$—
BAML Commodity Excess Return Strategy Index	0.000	Merrill Lynch International	05/22/2018		127,065	—
S&P GSCI Energy 1 Month Forward Index	0.000	Societe Generale SA	06/15/2018		80,245	—
	0.000	UBS AG	02/23/2018		35,143	—
TOTAL						$—

(a)	Payments received monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
*	The components of the basket are shown below.

A basket (Macquarie Commodity Product261E Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$58,070	24.48%
Brent	Energy	1,000	66,870	19.35
Gasoil	Energy	100	60,175	5.75
Heating Oil	Energy	42,000	86,860	4.90
Copper	Metals	25	180,860	4.75
Gasoline RBOB	Energy	42,000	75,424	4.72
Corn	Grains	5,000	17,538	4.10
Live Cattle	Meats	40,000	48,620	3.84
Gold	Precious	100	130,930	3.71
Aluminum	Metals	25	56,669	3.68
Natural Gas	Energy	10,000	29,530	3.21
Soybeans	Grains	5,000	48,088	2.99
Wheat	Grains	5,000	21,350	2.79
Lean Hogs	Meats	40,000	28,710	2.14
Sugar	Softs	112,000	16,979	1.80
Cotton	Textiles	50,000	39,315	1.49
Zinc	Metals	25	83,213	1.40
Feeder Cattle	Meats	50,000	71,338	1.07
Lead	Metals	25	62,131	0.82
Coffee	Softs	37,500	47,325	0.79
Kansas Wheat	Grains	5,000	21,363	0.79
Nickel	Metals	6	76,428	0.70
Silver	Precious	5,000	85,725	0.45
Cocoa	Softs	10	18,920	0.28
TOTAL			$1,432,431	100.00%

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (BAML Commodity ExcessReturn Strategy Index) of commodities

Description	Sector	Shares Outstanding	Value	Weight
WTI	Energy	1,000	$58,070	24.48%
Brent	Energy	1,000	66,870	19.35
Gasoil	Energy	100	60,175	5.75
Heating Oil	Energy	42,000	86,860	4.90
Copper	Metals	25	180,860	4.75
Gasoline RBOB	Energy	42,000	75,424	4.72
Corn	Grains	5,000	17,538	4.10
Live Cattle	Meats	40,000	48,620	3.84
Gold	Precious	100	130,930	3.71
Aluminum	Metals	25	56,669	3.68
Natural Gas	Energy	10,000	29,530	3.21
Soybeans	Grains	5,000	48,088	2.99
Wheat	Grains	5,000	21,350	2.79
Lean Hogs	Meats	40,000	28,710	2.14
Sugar	Softs	112,000	16,979	1.80
Cotton	Textiles	50,000	39,315	1.49
Zinc	Metals	25	83,213	1.40
Feeder Cattle	Meats	50,000	71,338	1.07
Lead	Metals	25	62,131	0.82
Coffee	Softs	37,500	47,325	0.79
Kansas Wheat	Grains	5,000	21,363	0.79
Nickel	Metals	6	76,428	0.70
Silver	Precious	5,000	85,725	0.45
Cocoa	Softs	10	18,920	0.28
TOTAL			$1,432,431	100.00%

PURCHASED OPTION CONTRACTS — At December 31, 2017, the Fund had the following purchased option contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Mid-Curve 1-Year Eurodollar	Goldman Sachs & Co. LLC	98.00 USD	06/15/2018	USD	13	$3,250,000	$9,994	$3,604	$6,390

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2017

Shares	Distribution Rate	Value
Investment Companies(a) – 79.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
223,421,111	1.228%	$223,421,111

TOTAL INVESTMENTS – 79.2%
(Cost $223,421,111)		$223,421,111

OTHER ASSETS IN EXCESS OF LIABILITIES – 20.8%		58,765,873

NET ASSETS – 100.0%		$282,186,984

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	1,300,000	USD	389,513	$390,461	02/02/2018	$948
	CAD	6,784,000	USD	5,277,816	5,402,457	03/21/2018	124,641
	CHF	82,000	USD	83,473	84,622	03/21/2018	1,149
	CLP	10,290,000,000	USD	16,171,351	16,711,742	03/21/2018	540,391
	COP	8,646,000,000	USD	2,861,966	2,877,925	03/21/2018	15,959
	CZK	290,400,000	USD	13,514,319	13,690,066	03/21/2018	175,747
	EUR	16,047,000	USD	19,002,947	19,343,862	03/21/2018	340,915
	GBP	16,992,000	USD	22,866,705	23,000,732	03/21/2018	134,027
	HUF	1,748,883,000	USD	6,590,054	6,779,127	03/21/2018	189,073
	IDR	187,200,000,000	USD	13,719,504	13,764,254	03/21/2018	44,750
	INR	867,000,000	USD	13,334,686	13,484,053	03/21/2018	149,367
	JPY	56,276,000	USD	498,592	501,464	03/22/2018	2,872
	KRW	14,300,000,000	USD	13,095,238	13,410,754	03/21/2018	315,516
	MYR	4,080,000	USD	1,002,211	1,005,426	03/21/2018	3,215

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
	PLN	39,696,000	USD	11,119,746	$11,406,924	03/21/2018	$287,178
	RUB	573,500,000	USD	9,616,815	9,838,884	03/21/2018	222,069
	SEK	13,110,000	USD	1,559,446	1,605,728	03/21/2018	46,282
	USD	2,142,415	BRL	6,920,000	2,086,160	01/03/2018	56,255
	USD	1,623,385	JPY	182,000,000	1,621,766	03/22/2018	1,619
	USD	5,393,499	MXN	105,411,000	5,287,100	03/21/2018	106,399
	ZAR	101,360,000	USD	7,472,175	8,097,724	03/22/2018	625,549
TOTAL							$3,383,921

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	15,020,000	USD	4,639,530	$4,528,052	01/03/2018	$(111,478)
	COP	22,000,000,000	USD	7,370,184	7,322,964	03/21/2018	(47,220)
	MXN	64,250,000	USD	3,335,493	3,222,588	03/21/2018	(112,905)
	MYR	52,020,000	USD	12,850,790	12,819,177	03/21/2018	(31,613)
	USD	9,071,933	AUD	12,020,000	9,377,200	03/21/2018	(305,267)
	USD	2,426,601	BRL	8,100,000	2,441,892	01/03/2018	(15,291)
	USD	4,587,578	CAD	5,873,000	4,676,980	03/21/2018	(89,402)
	USD	776,559	CHF	766,000	790,489	03/21/2018	(13,930)
	USD	6,614,769	CLP	4,290,000,000	6,967,287	03/21/2018	(352,518)
	USD	57,822	CZK	1,243,000	58,598	03/21/2018	(776)
	USD	3,226,417	EUR	2,725,000	3,284,852	03/21/2018	(58,435)
	USD	6,527,850	GBP	4,853,250	6,569,460	03/21/2018	(41,610)
	USD	3,034,494	HUF	804,000,000	3,116,514	03/21/2018	(82,020)
	USD	16,926,242	JPY	1,910,949,000	17,028,086	03/22/2018	(101,844)
	USD	7,826,749	NOK	65,200,000	7,958,100	03/21/2018	(131,351)
	USD	15,428,499	NZD	22,520,000	15,944,474	03/21/2018	(515,975)
	USD	894,849	PLN	3,196,000	918,393	03/21/2018	(23,544)
	USD	9,443,903	SEK	79,223,600	9,703,402	03/21/2018	(259,499)
	USD	8,498,318	TRY	33,630,000	8,672,690	03/21/2018	(174,372)
	USD	3,204,601	ZAR	44,453,000	3,551,383	03/22/2018	(346,782)
TOTAL							$(2,815,832)

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchange Index	78	01/19/2018	$10,191,766	$(73,284)
BIST 30 Index	2,118	02/28/2018	8,113,273	218,474
Brent Crude Oil	49	01/31/2018	3,276,630	170,592
CAC 40 10 Euro Index	159	01/19/2018	10,131,167	(114,700)
Cotton No. 2	69	03/07/2018	2,712,735	323,268
DAX Index	26	03/16/2018	10,068,541	(140,184)
DJIA CBOT E-Mini Index	41	03/16/2018	5,070,675	99,967
Feeder Cattle	9	03/29/2018	642,038	(3,213)
FTSE 100 Index	100	03/16/2018	10,312,445	231,439
FTSE/JSE Top 40 Index	191	03/15/2018	8,208,716	214,427
FTSE/MIB Index	73	03/16/2018	9,528,375	(135,785)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Hang Seng Index	50	01/30/2018	$9,582,931	$124,110
HSCEI	128	01/30/2018	9,608,786	86,564
IBEX 35 Index	77	01/19/2018	9,258,062	(137,109)
KOSPI 200 Index	154	03/08/2018	11,729,275	130,779
Lean Hogs	75	02/14/2018	2,153,250	9,863
Live Cattle	2	02/28/2018	97,240	(4,182)
LME Aluminum Base Metal	70	01/15/2018	3,951,937	202,710
LME Aluminum Base Metal	45	02/19/2018	2,550,094	289,301
LME Copper Base Metal	23	01/15/2018	4,150,925	205,308
LME Copper Base Metal	29	02/19/2018	5,245,012	375,319
LME Lead Base Metal	47	01/15/2018	2,917,231	(8,179)
LME Lead Base Metal	47	02/19/2018	2,920,169	24,271
LME Nickel Base Metal	29	01/15/2018	2,212,236	18,724
LME Nickel Base Metal	36	02/19/2018	2,751,408	314,405
LME Zinc Base Metal	35	01/15/2018	2,918,125	118,380
LME Zinc Base Metal	39	02/19/2018	3,245,287	225,477
Low Sulphur Gasoil	58	02/12/2018	3,490,150	182,634
MSCI Taiwan Index	98	01/30/2018	3,851,400	63,470
NASDAQ 100 E-Mini Index	38	03/16/2018	4,870,650	49,603
Nikkei 225 Index	23	03/08/2018	4,643,887	6,092
NY Harbor ULSD	39	01/31/2018	3,387,548	215,811
OMXS30 Index	419	01/19/2018	8,040,994	(165,023)
RBOB Gasoline	36	01/31/2018	2,715,250	104,905
Russell 2000 E-Mini Index	60	03/16/2018	4,609,500	40,614
S&P 500 E-Mini Index	74	03/16/2018	9,901,200	38,348
S&P/TSX 60 Index	69	03/15/2018	10,510,835	28,217
SET50 Index	1,685	03/29/2018	11,695,213	(31,083)
SGX NIFTY 50 Index	567	01/25/2018	11,973,338	43,777
SPI 200 Index	85	03/15/2018	9,981,348	19,914
TOPIX Index	31	03/08/2018	4,999,068	64,539
WTI Crude Oil	55	01/22/2018	3,323,100	151,569
Total				$3,580,129
Short position contracts:
100 oz Gold	(21)	02/26/2018	(2,749,530)	(77,758)
Coffee ‘C’	(43)	03/19/2018	(2,034,975)	13,784
Corn	(147)	03/14/2018	(2,578,013)	62,139
KC HRW Wheat	(58)	03/14/2018	(1,239,025)	39,102
LME Aluminum Base Metal	(70)	01/15/2018	(3,951,937)	(377,352)
LME Aluminum Base Metal	(21)	02/19/2018	(1,190,044)	(139,043)
LME Copper Base Metal	(23)	01/15/2018	(4,150,925)	(360,829)
LME Copper Base Metal	(8)	02/19/2018	(1,446,900)	(132,219)
LME Lead Base Metal	(47)	01/15/2018	(2,917,231)	(22,142)
LME Nickel Base Metal	(29)	01/15/2018	(2,212,236)	(278,234)
LME Nickel Base Metal	(9)	02/19/2018	(687,852)	(100,353)
LME Zinc Base Metal	(35)	01/15/2018	(2,918,125)	(217,957)
Natural Gas	(244)	01/29/2018	(7,205,320)	(311,740)
Silver	(67)	03/27/2018	(5,743,575)	(426,434)
Soybean	(52)	03/14/2018	(2,500,550)	(2,889)
Sugar No. 11	(127)	02/28/2018	(2,156,358)	(188,631)
Wheat	(58)	03/14/2018	(1,238,300)	39,348
Total				$(2,481,208)
Total Futures Contracts				$1,098,921

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount(a) (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6 Month EURIBOR(b)	0.000%	03/21/2019	EUR	666,310	$1,899,495	$40,559	$1,858,936
6 Month LIBOR(b)	0.750	03/21/2019	GBP	7,800	3,820	1,072	2,748
3 Month STIBOR(c)	0.000	03/21/2019	SEK	6,682,130	2,428,635	(491,156)	2,919,791
1.900%(b)	3 Month LIBOR	03/21/2019	USD	806,420	757,217	398,127	359,090
6 Month EURIBOR(b)	0.000	03/21/2020	EUR	9,970	23,798	(10,381)	34,179
1.000(b)	6 Month LIBOR	03/21/2020	GBP	177,530	(780,082)	(1,864,651)	1,084,569
2.000(b)	3 Month LIBOR	03/21/2020	USD	218,340	616,224	489,887	126,337
1.250(d)	6 Month PRIBOR	03/21/2023	CZK	574,100	587,475	(148,037)	735,512
6 Month BUBOR(b)	1.250	03/21/2023	HUF	7,507,560	590,910	(864,667)	1,455,577
6.750(e)	1 Month TIIE	03/21/2023	MXN	440,000	1,050,937	509,847	541,090
2.250(d)	6 Month WIBOR	03/21/2023	PLN	45,220	188,069	201,638	(13,569)
7.000(c)	3 Month JIBAR	03/22/2023	ZAR	189,200	234,368	579,392	(345,024)
2.250(b)	3 Month BA	03/21/2028	CAD	12,000	147,280	28,133	119,147
6 Month LIBOR(b)	0.250	03/21/2028	CHF	20,450	(105,721)	(72,465)	(33,256)
6 Month EURIBOR(b)	1.000	03/21/2028	EUR	75,310	626,545	(364,629)	991,174
1.500(d)	6 Month EURIBOR	03/21/2048		24,390	101,810	135,800	(33,990)
6 Month LIBOR(b)	1.250	03/21/2028	GBP	6,330	(40,564)	(105,367)	64,803
6 Month LIBOR(b)	1.500	03/21/2048		11,360	252,042	949,625	(697,583)
3 Month STIBOR(c)	1.250	03/21/2028	SEK	168,870	(11,295)	(136,344)	125,049
2.500(b)	3 Month LIBOR	03/21/2028	USD	58,350	(432,115)	(364,874)	(67,241)
3 Month LIBOR(c)	2.750	03/21/2048		35,120	1,593,855	1,206,348	387,507
TOTAL					$9,732,703	$117,857	$9,614,846

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2017.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Payments made monthly.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Assets and Liabilities(a)

December 31, 2017

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $337,413,004, $0, $131,344,833 and $0)(b)	$395,705,817	$—	$131,103,182	$—
Investments in affiliated issuers, at value (cost $1,156,058,500, $125,655,455, $202,161,680 and $223,421,111)	1,156,058,500	125,655,455	202,116,680	223,421,111
Investments in affiliated securities lending reinvestment vehicle, at value (cost $4,526,600, $0, $0 and $0)	4,526,600	—	—	—
Purchased options, at value (premiums paid $0, $72,991, $3,604 and $0)	—	31,578	9,994	—
Cash	20,069,113	2,791,652	17,824,511	14,393,886
Foreign currencies, at value (cost $160,828, $0, $0 and $13,337,172)	173,432	—	—	13,832,538
Receivables:
Collateral on certain derivative contracts(c)	96,691,628	25,396,624	8,606,071	29,901,351
Fund shares sold	10,730,172	79,471	1,178,299	1,004,619
Dividends and interest	80,008	—	798,043	—
Reimbursement from investment adviser	59,549	46,496	—	7,088
Securities lending income	2,334	—	—	—
Due from broker	—	7,325,142	16,741,315	—
Investments sold	—	97,035	1,363,776	—
Foreign tax reclaims	—	311,164	—	—
Upfront payments made on swap contracts	—	3,879	—	—
Unrealized gain on forward foreign currency exchange contracts	602,475	781,028	—	3,383,921
Variation margin on futures	—	449,209	—	—
Variation margin on swaps	—	—	15,726	—
Unrealized gain on swap contracts	1,843,064	2,416,447	—	—
Other assets	—	—	—	22
Total assets	1,686,542,692	165,385,180	379,757,597	285,944,536

Liabilities:
Written options, at value (premiums received $5,304,963, $1,064,048, $0 and $0)	2,234,238	1,215,048	—	—
Unrealized loss on swap contracts	738,655	2,459,532	—	—
Unrealized loss on forward foreign currency exchange contracts	504,258	857,134	—	2,815,832
Variation margin on futures	309,470	—	42,877	363,969
Variation margin on swaps	124,797	6,941	—	42,010
Due to custodian — foreign currencies, at value (cost $0, $3,686,652, $0 and $0)	—	3,660,651	—	—
Payables:
Payable upon return of securities loaned	4,526,600	—	—	—
Collateral on certain derivative contracts(c)	1,230,000	480,000	—	—
Fund shares redeemed	1,014,096	224,930	701,123	143,375
Management fees	836,663	89,367	151,444	205,525
Distribution and Service fees and Transfer Agency fees	97,417	26,132	30,684	27,745
Investments purchased	—	—	2,344,655	—
Accrued expenses and other liabilities	297,520	289,783	271,612	159,096
Total liabilities	11,913,714	9,309,518	3,542,395	3,757,552

Net Assets:
Paid-in capital	1,608,330,238	150,165,687	395,009,667	270,966,006
Undistributed (distributions in excess of) net investment income (loss)	1,505,276	(245,062)	1,975,290	(493,733)
Accumulated net realized gain (loss)	(638,284)	5,388,350	(20,638,412)	61,168
Net unrealized gain	65,431,748	766,687	(131,343)	11,653,543
NET ASSETS	$1,674,628,978	$156,075,662	$376,215,202	$282,186,984
Net Assets:
Class A	$52,426,920	$13,886,183	$46,809,041	$7,711,125
Class C	13,718,428	15,238,842	2,949,252	3,479,909
Institutional	1,510,456,606	114,953,130	314,888,207	163,970,566
Investor(d)	93,650,335	8,909,735	8,586,019	106,430,731
Class R	2,150,278	13,440	2,892,260	594,653
Class R6	2,226,411	3,074,332	90,423	—
Total Net Assets	$1,674,628,978	$156,075,662	$376,215,202	$282,186,984
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,628,977	1,558,525	4,074,713	748,602
Class C	1,592,567	1,821,973	270,121	352,056
Institutional	157,648,998	12,673,248	27,128,605	15,588,337
Investor(d)	9,857,466	988,198	739,268	10,198,203
Class R	236,942	1,536	255,650	58,538
Class R6	232,552	339,643	7,781	—
Net asset value, offering and redemption price per share:(e)
Class A	$9.31	$8.91	$11.49	$10.30
Class C	8.61	8.36	10.92	9.88
Institutional	9.58	9.07	11.61	10.52
Investor(d)	9.50	9.02	11.61	10.44
Class R	9.08	8.75	11.31	10.16
Class R6	9.57	9.05	11.62	—

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $4,361,756 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$17,003,801	$71,794,155	$6,663,672
Alternative Premia	(480,000)	6,680,079	7,232,907	11,483,638
Commodity Strategy	—	—	—	8,606,071
Managed Futures Strategy	8,340,000	14,552,852	—	7,008,499

(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $9.85, $9.43, $12.03 and $10.90, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2017

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:
Dividends — affiliated issuers (net of foreign taxes withheld of $16,375, $16,541, $42,232 and $63,556)	$7,853,753	$1,399,430	$1,397,608	$1,099,096
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $211,395, $0 and $0)	5,623,033	2,097,995	—	—
Securities lending income — affiliated issuer	71,367	14,433	—	—
Interest	—	186,117	3,047,078	—
Total investment income	13,548,153	3,697,975	4,444,686	1,099,096

Expenses:
Management fees	15,227,306	3,074,282	1,839,817	1,804,297
Transfer Agency fees(b)	687,905	202,838	206,197	164,824
Distribution and Service fees(b)	223,759	221,350	170,910	61,149
Professional fees	218,564	212,006	184,361	208,718
Custody, accounting and administrative services	213,114	147,275	133,741	107,558
Registration fees	127,185	83,996	104,365	62,624
Printing and mailing costs	62,789	40,688	7,290	29,555
Trustee fees	19,860	18,196	18,267	17,914
Other	28,627	18,081	8,186	79,768
Total expenses	16,809,109	4,018,712	2,673,134	2,536,407
Less — expense reductions	(7,795,566)	(1,228,710)	(536,497)	(344,254)
Net expenses	9,013,543	2,790,002	2,136,637	2,192,153
NET INVESTMENT INCOME (LOSS)	4,534,610	907,973	2,308,049	(1,093,057)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	11,395,928	28,059,873	(72,411)	24,622
Futures contracts	16,800,658	18,648,253	(1,288,998)	10,748,863
Purchased options	—	(11,558)	13,869	—
Swap contracts	9,317,132	2,400,618	30,381,791	(2,331,300)
Forward foreign currency exchange contracts	(4,401,885)	(3,689,664)	—	(4,044,551)
Foreign currency transactions	1,382,510	1,378,717	—	(202,774)
Written options	14,248,394	(404,507)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	43,647,280	(8,667,665)	60,322	—
Investments — affiliated issuers	—	—	(45,000)	—
Futures contracts	(1,236,203)	733,411	(39,490)	329,368
Purchased options	—	(41,413)	6,390	—
Swap contracts	(1,271,469)	4,736,157	(18,055,521)	1,668,943
Forward foreign currency exchange contracts	237,146	(2,730,108)	—	(913,663)
Foreign currency translation	510,867	(106,508)	—	156,409
Written options	1,772,650	(151,000)	—	—
Net realized and unrealized gain	92,403,008	40,154,606	10,960,952	5,435,917
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,937,618	$41,062,579	$13,269,001	$4,342,860

(a)	Statement of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor(c)	Class R	Class R6
Absolute Return Tracker	$83,129	$129,043	$11,587	$61,583	$23,964	$502,535	$95,066	$4,304	$453
Alternative Premia	45,818	175,470	62	34,185	32,640	118,429	17,513	22	49
Commodity Strategy	122,644	31,355	16,911	63,774	4,076	120,189	13,514	4,397	247
Managed Futures Strategy	24,705	34,260	2,184	18,435	6,366	46,290	92,924	809	—

(c) Effective August 15, 2017, Class IR changed its name to Investor.

66	The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income (loss)	$4,534,610	$(597,179)	$907,973	$1,069,834
Net realized gain (loss)	48,742,737	29,724,314	46,381,732	22,184,990
Net change in unrealized gain (loss)	43,660,271	14,089,271	(6,227,126)	10,065,824
Net increase (decrease) in net assets resulting from operations	96,937,618	43,216,406	41,062,579	33,320,648

Distributions to shareholders:
From net investment income
Class A Shares	—	—	(259,480)	—
Class C Shares	—	—	(190,491)	—
Institutional Shares	(566,418)	(2,285,243)	(2,618,250)	—
Investor Shares(b)	—	(18,317)	(197,123)	—
Class R Shares	—	—	(248)	—
Class R6 Shares	(1,115)	(70)	(74,851)	—
From net realized gains
Class A Shares	(1,737,531)	(151,811)	(2,958,131)	—
Class C Shares	(498,842)	(59,552)	(3,403,691)	—
Institutional Shares	(50,034,494)	(3,675,019)	(23,283,412)	—
Investor Shares(b)	(3,059,831)	(52,287)	(1,927,003)	—
Class R Shares	(81,002)	(9,261)	(2,774)	—
Class R6 Shares	(73,884)	(107)	(2,303)	—
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Investor Shares(b)	—	—	—	—
Class R Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Total distributions to shareholders	(56,053,117)	(6,251,667)	(34,917,757)	—

From share transactions:
Proceeds from sales of shares	1,044,898,268	402,601,286	41,007,234	73,600,104
Reinvestment of distributions	41,929,420	3,768,394	34,267,837	—
Cost of shares redeemed	(491,766,832)	(588,323,678)	(447,712,464)	(176,375,763)
Net increase (decrease) in net assets resulting from share transactions	595,060,856	(181,953,998)	(372,437,393)	(102,775,659)
TOTAL INCREASE (DECREASE)	635,945,357	(144,989,259)	(366,292,571)	(69,455,011)

Net assets:
Beginning of year	1,038,683,621	1,183,672,880	522,368,233	591,823,244
End of year	$1,674,628,978	$1,038,683,621	$156,075,662	$522,368,233
Undistributed (distributions in excess of) net investment income (loss)	$1,505,276	$938,685	$(245,062)	$1,187,790

(a)	Statement of Changes in Net Assets for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund		Managed Futures Strategy Fund
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$2,308,049	$2,211,663	$(1,093,057)	$(1,860,022)
29,034,251	(2,921,887)	4,194,860	(6,515,314)
(18,073,299)	63,958,889	1,241,057	4,699,660
13,269,001	63,248,665	4,342,860	(3,675,676)

(2,030,384)	(331,991)	—	—
(119,392)	—	—	—
(14,785,402)	(2,713,328)	—	(121,239)
(389,143)	(51,647)	—	—
(115,598)	(13,598)	—	—
(1,969)	(14,801)	—	—

—	—	(38,110)	—
—	—	(17,904)	—
—	—	(732,982)	—
—	—	(499,819)	—
—	—	(2,943)	—
—	—	—	—

(493,143)	—	—	—
(32,588)	—	—	—
(3,110,881)	—	—	—
(103,317)	—	—	—
(32,492)	—	—	—
(8,058)	—	—	—
(21,222,367)	(3,125,365)	(1,291,758)	(121,239)

196,756,016	218,297,206	221,978,188	147,911,012
16,010,720	2,112,059	1,237,724	116,199
(231,261,163)	(496,045,017)	(102,561,020)	(107,312,430)

(18,494,427)	(275,635,752)	120,654,892	40,714,781
(26,447,793)	(215,512,452)	123,705,994	36,917,866

402,662,995	618,175,447	158,480,990	121,563,124
$376,215,202	$402,662,995	$282,186,984	$158,480,990

$1,975,290	$15,239,341	$(493,733)	$(2,123,629)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$9.02	$— (d)	$0.62	$0.62	$—	$(0.33)	$(0.33)
2017 - C	8.43	(0.07)	0.58	0.51	—	(0.33)	(0.33)
2017 - Institutional	9.23	0.03	0.65	0.68	— (d)	(0.33)	(0.33)
2017 - Investor(e)	9.17	0.03	0.63	0.66	—	(0.33)	(0.33)
2017 - R	8.82	(0.03)	0.62	0.59	—	(0.33)	(0.33)
2017 - R6	9.23	0.04	0.63	0.67	— (d)	(0.33)	(0.33)
2016 - A	8.67	(0.04)	0.43	0.39	—	(0.04)	(0.04)
2016 - C	8.17	(0.10)	0.40	0.30	—	(0.04)	(0.04)
2016 - Institutional	8.86	— (d)	0.43	0.43	(0.02)	(0.04)	(0.06)
2016 - Investor(e)	8.80	(0.01)	0.43	0.42	(0.01)	(0.04)	(0.05)
2016 - R	8.50	(0.06)	0.42	0.36	—	(0.04)	(0.04)
2016 - R6	8.86	— (d)	0.43	0.43	(0.02)	(0.04)	(0.06)
2015 - A	9.01	(0.07)	(0.15)	(0.22)	(0.02)	(0.10)	(0.12)
2015 - C	8.54	(0.13)	(0.14)	(0.27)	—	(0.10)	(0.10)
2015 - Institutional	9.22	(0.03)	(0.17)	(0.20)	(0.06)	(0.10)	(0.16)
2015 - Investor(e)	9.15	(0.04)	(0.16)	(0.20)	(0.05)	(0.10)	(0.15)
2015 - R	8.85	(0.09)	(0.15)	(0.24)	(0.01)	(0.10)	(0.11)
2015 - R6 (Commenced July 31, 2015)	9.30	(0.01)	(0.26)	(0.27)	(0.07)	(0.10)	(0.17)
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - Investor(e)	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - Investor(e)	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.31	6.93%	$52,427	1.03%		1.61%		(0.04)%		76%
8.61	6.10	13,718	1.78		2.36		(0.81)		76
9.58	7.46	1,510,457	0.64		1.21		0.36		76
9.50	7.25	93,650	0.78		1.35		0.28		76
9.08	6.74	2,150	1.28		1.86		(0.31)		76
9.57	7.36	2,226	0.62		1.19		0.39		76
9.02	4.45	38,886	1.03		1.66		(0.43)		130
8.43	3.62	13,490	1.78		2.41		(1.18)		130
9.23	4.82	970,838	0.62		1.24		(0.02)		130
9.17	4.75	13,245	0.78		1.42		(0.13)		130
8.82	4.19	2,197	1.28		1.91		(0.66)		130
9.23	4.85	27	0.64		1.24		0.01		130
8.67	(2.45)	45,207	1.04		1.60		(0.74)		213
8.17	(3.20)	18,329	1.79		2.35		(1.51)		213
8.86	(2.18)	1,111,353	0.64		1.20		(0.36)		213
8.80	(2.23)	6,755	0.79		1.35		(0.49)		213
8.50	(2.71)	2,019	1.29		1.85		(0.97)		213
8.86	(2.98)	10	0.64	(f)	1.21	(f)	(0.22	)(f)	213
9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$10.01	$(0.01)	$1.40	$1.39	$(0.17)	$(2.32)	$(2.49)
2017 - C	9.55	(0.08)	1.32	1.24	(0.11)	(2.32)	(2.43)
2017 - Institutional	10.15	0.04	1.41	1.45	(0.21)	(2.32)	(2.53)
2017 - Investor(d)	10.11	0.02	1.41	1.43	(0.20)	(2.32)	(2.52)
2017 - R	9.89	(0.03)	1.37	1.34	(0.16)	(2.32)	(2.48)
2017 - R6	10.15	0.02	1.42	1.44	(0.22)	(2.32)	(2.54)
2016 - A	9.45	(0.01)	0.57	0.56	—	—	—
2016 - C	9.08	(0.08)	0.55	0.47	—	—	—
2016 - Institutional	9.54	0.03	0.58	0.61	—	—	—
2016 - Investor(d)	9.52	0.01	0.58	0.59	—	—	—
2016 - R	9.36	(0.04)	0.57	0.53	—	—	—
2016 - R6	9.54	0.02	0.59	0.61	—	—	—
2015 - A	10.49	(0.04)	(0.71)	(0.75)	(0.01)	(0.28)	(0.29)
2015 - C	10.15	(0.11)	(0.68)	(0.79)	—	(0.28)	(0.28)
2015 - Institutional	10.61	— (e)	(0.72)	(0.72)	(0.07)	(0.28)	(0.35)
2015 - Investor(d)	10.57	(0.01)	(0.72)	(0.73)	(0.04)	(0.28)	(0.32)
2015 - R	10.40	(0.05)	(0.71)	(0.76)	—	(0.28)	(0.28)
2015 - R6 (Commenced July 31, 2015)	10.46	(0.01)	(0.56)	(0.57)	(0.07)	(0.28)	(0.35)
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - Investor(d)	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (e)	(0.36)	(0.36)
2013 - Investor(d)	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005%.
(g)	Annualized.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.91	14.17%	$13,886	1.12%		1.51%		(0.10)%		349%
8.36	13.37	15,239	1.87		2.27		(0.84)		349
9.07	14.59	114,953	0.73		1.09		0.36		349
9.02	14.47	8,910	0.86		1.28		0.20		349
8.75	13.89	13	1.36		1.77		(0.33)		349
9.05	14.48	3,074	0.72		1.27		0.22		349
10.01	5.91	27,566	1.15		1.45		(0.13)		272
9.55	5.16	20,123	1.90		2.20		(0.88)		272
10.15	6.38	468,924	0.75		1.05		0.27		272
10.11	6.18	5,733	0.90		1.20		0.10		272
9.89	5.65	12	1.40		1.71		(0.39)		272
10.15	6.38	10	0.77		1.02		0.24		272
9.45	(7.17)	43,167	1.13		1.43		(0.39)		241
9.08	(7.82)	27,914	1.88		2.18		(1.14)		241
9.54	(6.84)	510,789	0.73		1.03		—	(f)	241
9.52	(6.90)	9,933	0.88		1.18		(0.14)		241
9.36	(7.35)	11	1.33		1.65		(0.49)		241
9.54	(5.48)	9	0.77	(g)	0.97	(g)	(0.21	)(g)	241
10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,*
2017 - A	$11.68	$0.02	$0.43	$0.45	$(0.52)	$(0.12)	$(0.64)
2017 - C	11.15	(0.07)	0.42	0.35	(0.46)	(0.12)	(0.58)
2017 - Institutional	11.80	0.09	0.40	0.49	(0.56)	(0.12)	(0.68)
2017 - Investor(d)	11.81	(0.02)	0.49	0.47	(0.55)	(0.12)	(0.67)
2017 - R	11.51	(0.04)	0.45	0.41	(0.49)	(0.12)	(0.61)
2017 - R6	11.80	(0.45)	0.95	0.50	(0.56)	(0.12)	(0.68)
2016 - A	10.49	0.02	1.23	1.25	(0.06)	—	(0.06)
2016 - C	10.04	(0.06)	1.17	1.11	—	—	—
2016 - Institutional	10.59	0.06	1.25	1.31	(0.10)	—	(0.10)
2016 - Investor(d)	10.60	0.05	1.25	1.30	(0.09)	—	(0.09)
2016 - R	10.35	(0.01)	1.21	1.20	(0.04)	—	(0.04)
2016 - R6	10.60	0.06	1.24	1.30	(0.10)	—	(0.10)
2015 - A	15.58	(0.03)	(5.04)	(5.07)	(0.02)	—	(0.02)
2015 - C	14.99	(0.13)	(4.82)	(4.95)	—	—	—
2015 - Institutional	15.72	0.02	(5.10)	(5.08)	(0.05)	—	(0.05)
2015 - Investor(d)	15.74	— (e)	(5.08)	(5.08)	(0.06)	—	(0.06)
2015 - R	15.38	(0.06)	(4.97)	(5.03)	— (e)	—	— (e)
2015 - R6 (Commenced July 31, 2015)	13.48	0.02	(2.86)	(2.84)	(0.04)	—	(0.04)
2014 - A	22.54	(0.13)	(6.83)	(6.96)	—	—	—
2014 - C	21.85	(0.26)	(6.60)	(6.86)	—	—	—
2014 - Institutional	22.69	(0.04)	(6.91)	(6.95)	(0.02)	—	(0.02)
2014 - Investor(d)	22.72	(0.05)	(6.93)	(6.98)	— (e)	—	0.00 (e)
2014 - R	22.31	(0.16)	(6.77)	(6.93)	—	—	—
2013 - A	22.94	(0.21)	(0.19)	(0.40)	—	—	—
2013 - C	22.40	(0.36)	(0.19)	(0.55)	—	—	—
2013 - Institutional	23.01	(0.13)	(0.19)	(0.32)	—	—	—
2013 - Investor(d)	23.06	(0.15)	(0.19)	(0.34)	—	—	—
2013 - R	22.76	(0.25)	(0.20)	(0.45)	—	—	—

*	All per share amounts representing data prior to November 6, 2015 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$11.49	3.95%	$46,809	0.86%		1.01%		0.16%	89%
10.92	3.16	2,949	1.61		1.76		(0.68)	89
11.61	4.28	314,888	0.52		0.66		0.78	89
11.61	4.08	8,586	0.61		0.75		(0.18)	89
11.31	3.60	2,892	1.11		1.26		(0.40)	89
11.62	4.29	90	0.50		0.66		(4.04)	89
11.68	11.91	60,944	0.90		1.07		0.19	145
11.15	11.02	3,858	1.65		1.82		(0.56)	145
11.80	12.32	326,270	0.56		0.72		0.53	145
11.81	12.21	5,265	0.65		0.82		0.44	145
11.51	11.60	4,419	1.14		1.34		(0.07)	145
11.80	12.25	1,907	0.54		0.72		0.54	145
10.49	(32.43)	58,901	0.85		0.97		(0.21)	506
10.04	(32.95)	4,578	1.60		1.72		(0.97)	506
10.59	(32.38)	544,699	0.51		0.63		0.12	506
10.60	(32.15)	6,699	0.60		0.72		0.03	506
10.35	(32.88)	1,963	1.10		1.23		(0.44)	506
10.60	(21.23)	1,336	0.51	(f)	0.64	(f)	0.35 (f)	506
15.58	(31.03)	85,200	0.88		0.95		(0.59)	234
14.99	(31.32)	8,149	1.62		1.71		(1.27)	234
15.72	(30.62)	764,809	0.53		0.62		(0.17)	234
15.74	(30.80)	7,740	0.61		0.71		(0.24)	234
15.38	(31.00)	1,542	1.12		1.21		(0.77)	234
22.54	(1.57)	401,248	0.92		0.95		(0.91)	266
21.85	(2.50)	11,444	1.67		1.70		(1.64)	266
22.69	(1.39)	1,039,008	0.58		0.61		(0.56)	266
22.72	(1.39)	7,991	0.67		0.70		(0.64)	266
22.31	(1.93)	1,528	1.17		1.20		(1.13)	266

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$10.12	$(0.10)	$0.33	$0.23	$—	$(0.05)	$(0.05)
2017 - C	9.79	(0.17)	0.31	0.14	—	(0.05)	(0.05)
2017 - Institutional	10.29	(0.06)	0.34	0.28	—	(0.05)	(0.05)
2017 - Investor(d)	10.23	(0.06)	0.32	0.26	—	(0.05)	(0.05)
2017 - R	10.00	(0.12)	0.33	0.21	—	(0.05)	(0.05)
2016 - A	10.21	(0.14)	0.05	(0.09)	—	—	—
2016 - C	9.95	(0.21)	0.05	(0.16)	—	—	—
2016 - Institutional	10.36	(0.10)	0.04	(0.06)	(0.01)	—	(0.01)
2016 - Investor(d)	10.30	(0.11)	0.04	(0.07)	—	—	—
2016 - R	10.12	(0.16)	0.04	(0.12)	—	—	—
2015 - A	9.67	(0.16)	1.10	0.94	(0.40)	—	(0.40)
2015 - C	9.45	(0.23)	1.07	0.84	(0.34)	—	(0.34)
2015 - Institutional	9.77	(0.12)	1.12	1.00	(0.41)	—	(0.41)
2015 - Investor(d)	9.73	(0.13)	1.11	0.98	(0.41)	—	(0.41)
2015 - R	9.59	(0.18)	1.09	0.91	(0.38)	—	(0.38)
2014 - A	10.04	(0.14)	(0.14)	(0.28)	—	(0.09)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	—	(0.09)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	—	(0.09)	(0.09)
2014 - Investor(d)	10.08	(0.12)	(0.14)	(0.26)	—	(0.09)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	—	(0.09)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—	—	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—	—	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—	—	—
2013 - Investor(d)	10.58	(0.13)	(0.37)	(0.50)	—	—	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate(c)

$10.30	2.29%	$7,711	1.55%	1.75%	(1.02)%	—%
9.88	1.44	3,480	2.29	2.48	(1.72)	—
10.52	2.73	163,971	1.14	1.33	(0.54)	—
10.44	2.55	106,431	1.26	1.45	(0.60)	—
10.16	2.11	595	1.79	1.98	(1.19)	—
10.12	(0.88)	23,174	1.55	1.74	(1.33)	529
9.79	(1.60)	4,054	2.31	2.49	(2.09)	529
10.29	(0.57)	110,763	1.16	1.34	(0.94)	529
10.23	(0.68)	20,181	1.31	1.49	(1.09)	529
10.00	(1.18)	309	1.81	1.99	(1.59)	529
10.21	9.69	24,000	1.56	1.84	(1.53)	196
9.95	8.93	3,056	2.30	2.60	(2.28)	196
10.36	10.24	87,820	1.14	1.46	(1.12)	196
10.30	10.08	6,489	1.31	1.60	(1.26)	196
10.12	9.47	197	1.79	2.11	(1.77)	196
9.67	(2.75)	2,698	1.51	1.96	(1.50)	343
9.45	(3.50)	897	2.26	2.69	(2.26)	343
9.77	(2.43)	88,381	1.11	1.54	(1.10)	343
9.73	(2.54)	391	1.26	1.69	(1.25)	343
9.59	(3.06)	85	1.76	2.20	(1.75)	343
10.04	(4.83)	1,344	1.46	2.64	(1.54)	—
9.89	(5.63)	1,536	2.21	3.34	(2.28)	—
10.11	(4.44)	106,635	1.07	2.18	(1.12)	—
10.08	(4.64)	384	1.21	2.32	(1.27)	—
9.99	(5.13)	89	1.69	2.82	(1.79)	—

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia+ and Commodity Strategy	A, C, Institutional, Investor(a), R and R6	Diversified
Managed Futures Strategy	A, C, Institutional, Investor(a) and R	Diversified

+	Formerly, Goldman Sachs Dynamic Allocation Fund. Effective at the close of business on October 30, 2017, the Fund changed its name to the Goldman Sachs Alternative Premia Fund.
(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, September 11, 2014, April 2, 2009 and June 16, 2016, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, November 17, 2014, June 17, 2009 and July 18, 2016 respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2017, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,674,628,978	$15,083,146	1%
Alternative Premia	156,075,662	14,083,600	9
Commodity Strategy	376,215,202	80,982,045	22
Managed Futures Strategy	282,186,984	55,266,899	20

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$246,936,867	$—	$—
Exchange Traded Funds	148,768,950	—	—
Investment Company	1,156,058,500	—	—
Securities Lending Reinvestment Vehicle	4,526,600	—	—
Total	$1,556,290,917	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$602,475	$—
Futures Contracts	5,438,711	—	—
Credit Default Swap Contracts	—	1,668,883	—
Total Return Swap Contracts	—	1,843,064	—
Total	$5,438,711	$4,114,422	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(504,258)	$—
Futures Contracts(b)	(4,619,661)	—	—
Total Return Swap Contracts(b)	—	(738,655)	—
Written Options Contracts	(2,234,238)	—	—
Total	$(6,853,899)	$(1,242,913)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$125,655,455	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$781,028	$—
Futures Contracts(b)	3,521,212	—	—
Credit Default Swap Contracts(b)	—	24,128	—
Total Return Swap Contracts(b)	—	2,416,447	—
Purchased Options Contracts	31,578	—	—
Total	$3,552,790	$3,221,603	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(857,134)	$—
Futures Contracts(b)	(2,499,695)	—	—
Total Return Swap Contracts(b)	—	(2,459,532)	—
Written Options Contracts	(1,215,048)	—	—
Total	$(3,714,743)	$(3,316,666)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Securities	$—	$14,162,897	$—
Collateralized Mortgage Obligations	—	29,326,581	—
Asset-Backed Securities	—	351,495	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	87,262,209	—	—
Exchange Traded Fund	74,985,000	—	—
Investment Company	127,131,680	—	—
Total	$289,378,889	$43,840,973	$—

Derivative Type
Assets
Futures Contracts(b)	$315,968	$—	$—
Interest Rate Swap Contracts(b)	—	76,211	—
Purchased Options Contracts	9,994	—	—
Total	$325,962	$76,211	$—
Liabilities(b)
Futures Contracts	$(109,673)	$—	$—
Interest Rate Swap Contracts	—	(133,588)	—
Total	$(109,673)	$(133,588)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$223,421,111	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$3,383,921	$—
Futures Contracts	4,547,244	—	—
Interest Rate Swap Contracts	—	10,805,509	—
Total	$4,547,244	$14,189,430	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,815,832)	$—
Futures Contracts	(3,448,323)	—	—
Interest Rate Swap Contracts	—	(1,190,663)	—
Total	$(3,448,323)	$(4,006,495)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	$2,607,333	(a)	Variation margin on futures contracts	$(1,545,930)	(a)
Credit	Variation margin on swap contracts	1,668,883	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	602,475		Payable for unrealized loss on forward foreign currency exchange contracts	(504,258)
Equity	Receivable for unrealized gain on swap contracts and Variation margin on futures contracts	3,414,598	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on futures contracts	(5,412,804)	(a)(b)
Interest Rate	Variation margin on futures contracts	1,259,844	(a)	Variation margin on futures contracts	(633,820)	(a)
Total		$9,553,133			$(8,096,812)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$3,055,881	(a)	Variation margin on futures contracts	$(1,370,870)	(a)
Credit	Variation margin on swap contracts	24,128	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	781,028		Payable for unrealized loss on forward foreign currency exchange contracts	(857,134)
Equity	Receivable for unrealized gain on swap contracts, variation margin on futures contracts; Investments at value	2,576,707	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on futures contracts	(3,755,921)	(a)(b)
Interest Rate	Variation margin on futures contracts	336,649	(a)	Variation margin on futures contracts	(1,047,484)	(a)
Total		$6,774,393			$(7,031,409)

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Notes to Financial Statements (continued)

December 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swap contracts; Investments at value	402,173	(a)	Variation margin on futures and swap contracts	(243,261)	(a)

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$3,086,910	(a)	Variation margin on futures contracts	$(2,651,155)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,383,921		Payable for unrealized loss on forward foreign currency exchange contracts	(2,815,832)
Equity	Variation margin on futures contracts	1,460,334	(a)	Variation margin on futures contracts	(797,168)	(a)
Interest Rate	Variation margin on swap contracts	10,805,509	(a)	Variation margin on swap contracts	(1,190,663)	(a)
Total		$18,736,674			$(7,454,818)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31,2017 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $738,655 and $2,459,532 for the Absolute Return Tracker and Alternative Premia Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,043,102)	$1,000,912	739
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	13,668,523	(1,503,752)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,401,885)	237,146	34
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	33,140,640	(150,814)	5,153
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,399,877)	(81,368)	2,808
Total		$35,964,299	$(497,876)	8,738

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(164,447)	$1,184,185	516
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,859,074	(1,852,368)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,689,664)	(2,730,108)	34
Equity	Net realized gain (loss) from futures contracts, investments, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, investments, swap contracts and written options	19,484,585	227,588	1,753
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,546,406)	5,717,750	995
Total		$16,943,142	$2,547,047	3,300

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Notes to Financial Statements (continued)

December 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,459,653	$(18,047,828)	4
Interest rate	Net realized gain (loss) from futures contracts, investments and swap contracts/Net change in unrealized gain (loss) on futures contracts, investments and swap contracts	(1,352,991)	(40,793)	1,272
Total		$29,106,662	$(18,088,621)	1,276

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(523,387)	$383,130	1,210
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,044,551)	(913,663)	224
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	10,952,983	(53,762)	4,229
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,012,033)	1,668,943	195
Total		$4,373,012	$1,084,648	5,858

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer

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4. INVESTMENTS IN DERIVATIVES (continued)

amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Morgan Stanley Co., Inc.	$781,028	$—	$(857,134)	$—	$(76,106)	$—	$(76,106)
Deutsche Bank AG	—	1,544,580	—	(1,579,405)	(34,825)	1,579,405	1,544,580
JPMorgan Chase Bank NA	—	871,867	—	(880,127)	(8,260)	—	(8,260)
Total	$781,028	$2,416,447	$(857,134)	$(2,459,532)	$(119,191)	$1,579,405	$1,460,214

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$3,383,921	$(2,815,832)	$568,089	2,815,832	$3,383,921

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)(2)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.12%	0.58	%(3)
Alternative Premia	0.90	0.81	0.77	0.75	0.74	0.90	0.70	(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.42
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which they invest through at least April 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2017, GSAM waived $60,289, $50,873, $284,156 and $148,878 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $1,563,512, $314,238, $291,703 and $226,620 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$17,659	$—
Alternative Premia	1,764	12
Commodity Strategy	10,026	4
Managed Futures Strategy	1,590	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 28, 2017, the annual rates for the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds were as follows: 0.19% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of average daily net assets of Class A, Class C, Investor and Class R Shares, and 0.02% of average daily net assets for Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.004%, 0.074% and 0.254%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.204% for the Managed Futures Strategy Fund. These Other Expense limitations will remain in place through at

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$7,281,960	$479,374	$34,232	$7,795,566
Alternative Premia	689,945	506,092	32,673	1,228,710
Commodity Strategy	291,703	181,487	63,307	536,497
Managed Futures Strategy	226,620	96,262	21,372	344,254

G.  Line of Credit Facility — As of December 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2017, Goldman Sachs earned $182, $1,222 and $126 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$759,181,647	$771,344,591	$(374,467,738)	$1,156,058,500	1,156,058,500	$7,853,753
Alternative Premia	287,578,990	436,842,202	(598,765,737)	125,655,455	125,655,455	1,399,430
Commodity Strategy	213,373,363	535,928,154	(622,169,837)	127,131,680	127,131,680	1,327,078
Managed Futures Strategy	128,140,368	298,928,344	(203,647,601)	223,421,111	223,421,111	1,099,096

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Commodity Strategy Fund invests primarily in the shares of the Underlying Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this Underlying Fund for the fiscal year ended December 31, 2017:

Fund	Affiliated Investment Company	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
Commodity Strategy	Goldman Sachs TreasuryAccess 0-1 Year ETF	$—	$75,030,000	$—	$—	$(45,000)	$74,985,000	750,000	$70,530

As of December 31, 2017, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Alternative Premia	13%	26%	23%
Managed Futures Strategy	9	17	8

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R	Class R6
Alternative Premia	100%	—%
Commodity Strategy	—	10

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$337,409,752	$—	$217,916,948
Alternative Premia	31,569,695	349,016,454	53,150,281	534,603,019
Commodity Strategy	117,882,346	75,030,000	139,569,287	1,794,918

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker and Alternative Premia Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker and Alternative Premia Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable. The Alternative Premia Fund did not have securities on loan as of December 31, 2017.

Each of the Absolute Return Tracker and Alternative Premia Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2017, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2017		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Absolute Return Tracker	$7,913	$38,414	$807,400
Alternative Premia	1,604	5,757	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017
Absolute Return Tracker	$6,832,600	$158,811,450	$(161,117,450)	$4,526,600
Alternative Premia	—	21,954,535	(21,954,535)	—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$38,810,519	$17,170,885	$17,441,888	$—
Net long-term capital gains	17,242,598	17,746,872	—	1,291,758
Return of capital distribution	—	—	3,780,479	—
Total taxable distributions	$56,053,117	$34,917,757	$21,222,367	$1,291,758

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$6,251,667	$—	$3,125,365	$121,239
Net long-term capital gains	—	—	—	—
Total taxable distributions	$6,251,667	$—	$3,125,365	$121,239

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Undistributed ordinary income — net	$9,525,671	$3,957,970	$—	$—
Undistributed long-term capital gains	618,516	867,601	—	380,954
Total undistributed earnings	$10,144,187	$4,825,571	$—	$380,954
Capital loss carryforwards:(1)
Perpetual Short-term	$—	$—	$(6,455,060)	$—
Perpetual Long-term	—	—	(12,848,871)	—
Total capital loss carryforwards	$—	$—	$(19,303,931)	$—
Timing differences (Straddle loss deferral)	$(251,690)	$(47,067)	$(1,112,056)	$(46,184)
Unrealized gains (losses) — net	56,406,243	1,131,471	1,621,522	10,886,208
Total accumulated gains (losses) — net	$66,298,740	$5,909,975	$18,794,465	$11,220,978

(1)	The Alternative Premia and Managed Futures Funds utilized $6,125,856 and $2,534,879 of capital losses in the current fiscal year, respectively. The Commodity Strategy Fund had capital loss carryforwards of $67,560,179 which expired in the current fiscal year.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$1,506,454,876	$126,268,772	$332,291,790	$224,308,916
Gross unrealized gain	72,495,739	15,077,394	1,742,193	18,736,674
Gross unrealized loss	(16,089,496)	(13,945,923)	(120,671)	(7,850,466)
Net unrealized gain	$56,406,243	$1,131,471	$1,621,522	$10,886,208

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds, and result primarily from dividend redesignations, net operating losses and distribution breakage and differences in the tax treatment of inflation protected securities, foreign currency transactions, swap transactions, passive foreign investment companies, underlying fund investments, expired capital loss carryforwards and paydowns.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$(1,846,231)	$5,246,717	$(3,400,486)
Alternative Premia	(112,216)	(887,402)	999,618
Commodity Strategy	(38,408,134)	36,538,346	1,869,788
Managed Futures Strategy	(3,946,357)	1,223,404	2,722,953

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

9. OTHER RISKS (continued)

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,155,392	$39,146,926	1,387,722	$12,232,250
Reinvestment of distributions	181,440	1,683,766	15,656	141,378
Shares redeemed	(3,020,798)	(27,870,696)	(2,305,534)	(20,220,098)
	1,316,034	12,959,996	(902,156)	(7,846,470)
Class C Shares
Shares sold	495,237	4,306,884	141,066	1,170,541
Reinvestment of distributions	44,836	385,144	5,015	42,327
Shares redeemed	(548,390)	(4,746,483)	(789,864)	(6,452,472)
	(8,317)	(54,455)	(643,783)	(5,239,604)
Institutional Shares
Shares sold	95,572,065	913,321,573	41,759,946	378,858,665
Reinvestment of distributions	3,837,560	36,650,393	378,659	3,505,767
Shares redeemed	(46,891,600)	(449,758,187)	(62,395,126)	(557,400,892)
	52,518,025	500,213,779	(20,256,521)	(175,036,460)
Investor Shares(a)
Shares sold	8,957,614	85,109,117	1,086,318	9,723,420
Reinvestment of distributions	323,108	3,059,831	7,685	70,603
Shares redeemed	(867,881)	(8,272,568)	(416,734)	(3,741,490)
	8,412,841	79,896,380	677,269	6,052,533
Class R Shares
Shares sold	69,609	634,239	69,592	599,953
Reinvestment of distributions	8,319	75,287	922	8,142
Shares redeemed	(90,197)	(823,564)	(58,896)	(508,726)
	(12,269)	(114,038)	11,618	99,369
Class R6 Shares
Shares sold	252,533	2,379,529	1,810	16,457
Reinvestment of distributions	7,861	74,999	19	177
Shares redeemed	(30,766)	(295,334)	—	—
	229,628	2,159,194	1,829	16,634
NET INCREASE (DECREASE)	62,455,942	$595,060,856	(21,111,744)	$(181,953,998)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	129,371	$1,341,861	122,360	$1,161,012
Reinvestment of distributions	353,015	3,168,356	—	—
Shares redeemed	(1,677,162)	(17,293,028)	(1,938,420)	(18,497,868)
	(1,194,776)	(12,782,811)	(1,816,060)	(17,336,856)
Class C Shares
Shares sold	34,068	320,928	136,130	1,222,282
Reinvestment of distributions	416,821	3,492,742	—	—
Shares redeemed	(736,247)	(7,254,152)	(1,103,634)	(10,143,970)
	(285,358)	(3,440,482)	(967,504)	(8,921,688)
Institutional Shares
Shares sold	2,864,401	29,600,900	7,252,557	69,826,845
Reinvestment of distributions	2,778,371	25,477,015	—	—
Shares redeemed	(39,166,623)	(418,436,126)	(14,602,323)	(141,806,122)
	(33,523,851)	(363,358,211)	(7,349,766)	(71,979,277)
Investor Shares(a)
Shares sold	644,641	6,643,975	141,597	1,389,965
Reinvestment of distributions	233,124	2,124,125	—	—
Shares redeemed	(456,476)	(4,729,158)	(618,335)	(5,927,803)
	421,289	4,038,942	(476,738)	(4,537,838)
Class R Shares
Reinvestment of distributions	343	3,022	—	—
	343	3,022	—	—
Class R6 Shares
Shares sold	338,371	3,099,570	—	—
Reinvestment of distributions	281	2,577	—	—
	338,652	3,102,147	—	—
NET DECREASE	(34,243,700)	$(372,437,393)	(10,610,068)	$(102,775,659)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,639,879	$18,151,681	2,244,218	$24,147,890
Reinvestment of distributions	188,072	2,138,293	23,593	276,258
Shares redeemed	(2,969,031)	(33,355,502)	(2,665,683)	(28,855,539)
	(1,141,080)	(13,065,528)	(397,872)	(4,431,391)
Class C Shares
Shares sold	50,029	535,857	93,085	945,136
Reinvestment of distributions	12,116	131,581	—	—
Shares redeemed	(137,946)	(1,460,352)	(203,266)	(2,114,815)
	(75,801)	(792,914)	(110,181)	(1,169,679)
Institutional Shares
Shares sold	14,844,905	164,465,052	17,353,171	185,427,601
Reinvestment of distributions	1,146,384	13,133,768	148,735	1,759,147
Shares redeemed	(16,512,332)	(182,955,374)	(41,268,501)	(457,599,046)
	(521,043)	(5,356,554)	(23,766,595)	(270,412,298)
Investor Shares(a)
Shares sold	981,575	11,494,428	393,995	4,334,577
Reinvestment of distributions	43,024	492,408	4,363	51,647
Shares redeemed	(731,256)	(8,160,245)	(584,585)	(6,435,342)
	293,343	3,826,591	(186,227)	(2,049,118)
Class R Shares
Shares sold	124,106	1,352,903	267,403	2,813,744
Reinvestment of distributions	9,316	104,643	885	10,206
Shares redeemed	(261,776)	(2,883,989)	(73,990)	(791,961)
	(128,354)	(1,426,443)	194,298	2,031,989
Class R6 Shares
Shares sold	67,936	756,095	57,018	628,258
Reinvestment of distributions	924	10,027	1,251	14,801
Shares redeemed	(222,614)	(2,445,701)	(22,776)	(248,314)
	(153,754)	(1,679,579)	35,493	394,745
NET DECREASE	(1,726,689)	$(18,494,427)	(24,231,084)	$(275,635,752)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	244,254	$2,500,639	4,857,786	$50,677,276
Reinvestment of distributions	3,689	37,704	—	—
Shares redeemed	(1,789,506)	(18,264,273)	(4,917,638)	(50,203,291)
	(1,541,563)	(15,725,930)	(59,852)	473,985
Class C Shares
Shares sold	130,458	1,288,108	274,113	2,794,349
Reinvestment of distributions	1,825	17,904	—	—
Shares redeemed	(194,502)	(1,918,650)	(166,933)	(1,651,740)
	(62,219)	(612,638)	107,180	1,142,609
Institutional Shares
Shares sold	9,214,220	96,621,835	5,689,837	60,098,888
Reinvestment of distributions	65,135	679,354	11,216	116,199
Shares redeemed	(4,452,320)	(46,177,782)	(3,416,894)	(35,675,060)
	4,827,035	51,123,407	2,284,159	24,540,027
Investor Shares(a)
Shares sold	11,657,195	121,207,977	3,252,148	34,165,251
Reinvestment of distributions	48,292	499,819	—	—
Shares redeemed	(3,480,972)	(36,117,055)	(1,908,713)	(19,725,292)
	8,224,515	85,590,741	1,343,435	14,439,959
Class R Shares
Shares sold	35,598	359,629	17,175	175,248
Reinvestment of distributions	292	2,943	—	—
Shares redeemed	(8,267)	(83,260)	(5,729)	(57,047)
	27,623	279,312	11,446	118,201
NET INCREASE	11,475,391	$120,654,892	3,686,368	$40,714,781

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Alternative Premia Fund (formerly, the Goldman Sachs Dynamic Allocation Fund), the Goldman Sachs Commodity Strategy Fund, and the Goldman Sachs Managed Futures Strategy Fund.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Alternative Premia Fund (formerly, the Goldman Sachs Dynamic Allocation Fund), and the Goldman Sachs Managed Futures Strategy Fund (four of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related consolidated statements of operations for the year ended December 31, 2017, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Class A
Actual	$1,000	$1,038.20		$5.29	$1,000	$1,008.50		$5.79	$1,000	$1,164.90		$4.64	$1,000	$1,027.90		$7.67
Hypothetical 5% return	1,000	1,020.01	+	5.24	1,000	1,019.10	+	5.82	1,000	1,020.92	+	4.33	1,000	1,017.64	+	7.63
Class C
Actual	1,000	1,034.00		9.13	1,000	1,004.40		9.52	1,000	1,160.60		8.71	1,000	1,023.80		11.48
Hypothetical 5% return	1,000	1,016.23	+	9.05	1,000	1,015.37	+	9.57	1,000	1,017.14	+	8.13	1,000	1,013.86	+	11.42
Institutional
Actual	1,000	1,039.70		3.29	1,000	1,010.50		3.80	1,000	1,167.30		2.79	1,000	1,030.30		5.63
Hypothetical 5% return	1,000	1,021.98	+	3.26	1,000	1,021.08	+	3.82	1,000	1,022.63	+	2.60	1,000	1,019.66	+	5.60
Investor (a)
Actual	1,000	1,038.00		6.58	1,000	1,009.50		4.55	1,000	1,162.60		6.00	1,000	1,027.30		8.94
Hypothetical 5% return	1,000	1,018.75	+	6.51	1,000	1,020.34	+	4.57	1,000	1,019.66	+	5.60	1,000	1,016.38	+	8.89
Class R
Actual	1,000	1,039.60		4.01	1,000	1,007.50		7.04	1,000	1,165.40		3.27	1,000	1,029.60		6.34
Hypothetical 5% return	1,000	1,021.27	+	3.97	1,000	1,017.85	+	7.07	1,000	1,022.18	+	3.06	1,000	1,018.95	+	6.31
Class R6
Actual	1,000	1,039.80		3.24	1,000	1,010.50		3.80	1,000	1,166.30		2.73	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,022.03	+	3.21	1,000	1,021.08	+	3.82	1,000	1,022.68	+	2.55	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor(a)	Class R	Class R6
Absolute Return Tracker	1.03%	1.78%	0.64%	0.78%	1.28%	0.63%
Alternative Premia	1.16	1.91	0.76	0.91	1.41	0.74
Commodity Strategy	0.85	1.60	0.51	0.60	1.10	0.50
Managed Futures Strategy	1.50	2.25	1.10	1.24	1.75	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP Energy Renaissance Fund; and Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2017, 18.96% and 1.72% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund and Alternative Premia Fund, respectively, qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2017, 8.25% and 9.34% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund and Alternative Premia Fund, respectively, qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund, Alternative Premia Fund and Managed Futures Strategy Fund designate $17,242,598, $17,746,872 and $1,291,758 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2017, the Absolute Return Tracker Fund and Alternative Premia Fund designate $38,242,986 and $13,830,613, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealern or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 119948-OTU-708501 SELSATAR-18/49K

Goldman Sachs Funds

Annual Report	December 31, 2017

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2017 (the “Reporting Period”), the U.S. and international equity markets both generated double-digit gains, with international equities slightly outperforming U.S. equities.

U.S. Equities

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December, as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the Standard & Poor’s 500® Index (the S&P 500® Index), its strongest quarterly advance in four years.

U.S. equities, as represented by the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index during the Reporting Period. The weakest performing sectors were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

International Equities

When the Reporting Period started, international equities advanced, driven by the possibility of deregulation, tax reform and infrastructure spending in the U.S. and also in response to stronger economic data. The Fed raised U.S. interest rates in March 2017, but a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. Meanwhile, the European

1

MARKET REVIEW

Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections in 2017 declined. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments in Washington, D.C. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. The U.S. labor market remained strong during the second quarter of 2017, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) In the same month, European markets reacted hawkishly to the ECB President’s optimistic outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index, a measure of inflation, rose 0.4% in August 2017, raising the odds of further Fed monetary tightening before calendar year-end. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time in the calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to the ECB’s October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that the Prime Minister had dissolved the Japanese Lower House and called a general election to be held in October 2017.

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s ruling coalition won a significant majority in the Japanese election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation, and following the landslide victory, they were further buoyed by strong corporate earnings results and rather stable overseas markets.

In December 2017, the Fed delivered the third interest rate hike of the calendar year, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018. Internationally, equity market returns were relatively muted during the month,

2

MARKET REVIEW

particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to exit the European Union.) Elsewhere, the ECB upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month. The Bank of Japan’s quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017.

For the Reporting Period as a whole, international equities, as measured by the MSCI EAFE Index, posted a return of 25.03%.1 Information technology, materials and industrials were the best performing sectors in the MSCI EAFE Index. The weakest performing sector was energy, the only one to post a negative absolute return during the Reporting Period. Telecommunication services, consumer discretionary and real estate were relatively weak compared to the MSCI EAFE Index, but each still generated a double-digit gain.

From a country perspective, Austria was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Hong Kong, Singapore, Denmark and the Netherlands. Though all generated positive absolute gains, Israel was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by New Zealand, Ireland, Belgium and Australia.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

3

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

4

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 14.83%, 13.99%, 15.31% and 15.18%, respectively. These returns compare to the 21.83% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 3.54%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Security selection also hampered results, with the Fund’s bias toward stocks with higher dividend yields detracting from performance. Overall, the Fund was hurt by its holdings in the financials, information technology and industrials sectors. It benefited from holdings in the health care, energy and real estate sectors.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period, and our call writing overall detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.54% compared to the realized volatility of the S&P 500® Index of 19.06%. During the Reporting Period, the realized daily volatility of the Fund was 5.32% compared to the realized volatility of the S&P 500® Index of 6.64%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.55% compared to 1.88% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2017, the Standardized 30-Day Subsidized Yield was 1.84% and the Standardized 30-Day Unsubsidized Yield was 1.82%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein are for Institutional Shares, net of fees. Based on GSAM calculations.

5

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in industrial conglomerate General Electric; U.S. infrastructure businesses owner and operator Macquarie Infrastructure; and multi-bank holding company New York Community Bancorp. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweight positions relative to the S&P 500® Index in aerospace firm Boeing and pharmaceutical maker AbbVie. In addition, an underweight in biotechnology company Celgene added to performance. The Fund was overweight Boeing and AbbVie largely because of their attractive dividend yields and/or risk metrics. It was underweight Celgene primarily because of its unattractive yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]
Class A	14.83%	21.83%	3.54%
Class C	13.99	21.83	3.54
Institutional	15.31	21.83	3.54
Investor	15.18	21.83	3.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.47%	11.43%	6.72%	7.01%	8/31/05
Class C	12.87	11.86	6.52	6.69	8/31/05
Institutional	15.31	13.15	7.74	7.92	8/31/05
Investor	15.18	12.99	N/A	13.39	8/31/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.19%
Class C	1.90	1.94
Institutional	0.76	0.79
Investor	0.90	0.94

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/17[6]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	8.47%	11.43%	6.72%
Returns after taxes on distributions**	7.03	9.95	5.70
Returns after taxes on distributions*** and sale of Fund shares	5.94	8.87	5.26

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (for 2017, currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/ 17[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.8%	Technology Hardware & Equipment
Microsoft Corp.	3.2	Software & Services
Amazon.com, Inc.	2.1	Retailing
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Facebook, Inc. Class A	1.9	Software & Services
AT&T, Inc.	1.9	Telecommunication Services
JPMorgan Chase & Co.	1.6	Banks
Procter & Gamble Co. (The)	1.5	Household & Personal Products
Coca-Cola Co. (The)	1.4	Food, Beverage & Tobacco

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2017

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Investor Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	14.83%	12.70%	7.32%	7.50%
Including sales charges	8.47%	11.43%	6.72%	7.01%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	13.99%	11.86%	6.52%	6.69%
Including contingent deferred sales charges	12.87%	11.86%	6.52%	6.69%

Institutional (Commenced August 31, 2005)	15.31%	13.15%	7.74%	7.92%

Investor* (Commenced August 31, 2010)	15.18%	12.99%	N/A	13.39%

*	Effective August 15, 2017, Class IR changed its name to Investor.

10

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 23.36%, 22.50%, 23.85% and 23.58%, respectively. These returns compare to the 25.03% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged), the secondary benchmark, returned 7.40%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of index call options hurt the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Security selection added to performance during the Reporting Period, with the Fund benefiting from its bias toward stocks with higher dividend yields. Overall, holdings in the real estate, information technology and industrials sectors contributed positively. The Fund was hampered by stock selection in materials, consumer discretionary and health care.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period, and our call writing overall detracted from performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 20.93% compared to the realized volatility of the MSCI EAFE Index of 19.34%. During the Reporting Period, the realized daily volatility of the Fund was 6.46% compared to the realized volatility of the MSCI EAFE Index of 7.46%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 3.95% compared to 3.00% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2017, the Standardized 30-Day Subsidized Yield was 2.85% and the Standardized 30-Day Unsubsidized Yield was 2.85%.[2]

11

[1]The	realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein are for Institutional Shares, net of fees. Based on GSAM calculations.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	During the Reporting Period, the Fund benefited from overweight positions relative to the MSCI EAFE Index in STMicroelectronics, a French electronics and semiconductor maker; Albertis Infraestructuras, a Spain-based company that manages toll roads and telecommunication infrastructure; and Berkeley Group Holdings, a U.K. property developer. The Fund held all three stocks mainly because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the MSCI EAFE Index, the Fund was hindered by its overweight positions in three U.K. companies — pharmaceutical maker GlaxoSmithKline, sub-prime lender Provident Financial and energy company SSE. It was overweight all three stocks largely because of their attractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

12

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged)[3]
Class A	23.36%	25.03%	7.40%
Class C	22.50	25.03	7.40
Institutional	23.85	25.03	7.40
Investor	23.58	25.03	7.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	16.65%	4.09%	0.86%	1/31/08
Class C	21.48	4.45	0.54	1/31/08
Institutional	23.85	5.68	1.70	1/31/08
Investor	23.58	5.52	5.98	8/31/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.38%
Class C	2.12	2.13
Institutional	0.97	0.98
Investor	1.12	1.13

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/17[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	16.65%	4.09%	0.86%
Returns after taxes on distributions**	16.29	3.34	0.32
Returns after taxes on distributions*** and sale of Fund shares	10.12	3.28	0.88

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (for 2017, currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

14

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/17[7]
Company	% of Net Assets	Line of Business
HSBC Holdings plc	2.6%	Banks
Novartis AG (Registered)	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.5	Automobiles & Components
Nestle SA (Registered)	1.5	Food, Beverage & Tobacco
Vodafone Group plc ADR	1.4	Telecommunication Services
GlaxoSmithKline plc ADR	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Roche Holding AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Toyota Motor Corp.	1.2	Automobiles & Components
National Australia Bank Ltd.	1.2	Banks
BP plc	1.1	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2017

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Investor Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	23.36%	5.28%	1.43%
Including sales charges	16.65%	4.09%	0.86%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	22.50%	4.45%	0.54%
Including contingent deferred sales charges	21.48%	4.45%	0.54%

Institutional (Commenced January 31, 2008)	23.85%	5.68%	1.70%

Investor* (Commenced August 31, 2010)	23.58%	5.52%	5.98%

*	Effective August 15, 2017, Class IR changed its name to Investor.

16

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Extensive
∎	Rigorous
∎	Fundamental
∎	Objective
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

17

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of 19.88%, 18.93%, 20.29%, 19.71% and 20.14%, respectively. This compares to the 21.13% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. We believe the variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our quantitative model’s six investment themes — Momentum, Valuation, Profitability and Quality — contributed positively to relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality.

Our Sentiment theme detracted modestly from the Fund’s relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The impact of our Management theme was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap

18

PORTFOLIO RESULTS

stocks. During the Reporting Period, individual stock positions in the information technology, consumer discretionary and consumer staples sectors hurt relative performance. Selection in the energy, real estate and telecommunications services sectors added to results.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Overweight positions compared to the Index in airline JetBlue Airways and automotive parts retailers O’Reilly Auto Parts and Autozone detracted from Fund returns during the Reporting Period. The Fund was overweight JetBlue Airways due to our positive views on Sentiment and Valuation. The overweight positions in O’Reilly Auto Parts and Autozone were based on our positive views on Sentiment and Momentum.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the Index, the Fund benefited from overweight positions in Applied Materials, a provider of engineering solutions for the semiconductor, flat panel display and solar photovoltaic industries; Boeing, an aerospace company; and Take-Two Interactive Software, a maker of video games and video game peripherals. We chose to overweight Applied Materials due to our positive views on Sentiment and Momentum, while the overweight in Boeing was the result of our positive views on Quality and Valuation. Our positive views on Sentiment and Profitability led us to overweight Take-Two Interactive Software.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within the U.S. region. We made two enhancements to our Sentiment theme. First, we introduced a signal that looks at characteristics of the term structure of a company’s credit default swaps to infer investor expectations regarding the health of that company. Second, we introduced an enhancement that looks at companies’ 10-K and 10-Q filings as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management’s sentiment, outlook and views of upcoming risks. In addition, we introduced new signals within our Profitability theme that use various alternative data sources to identify companies benefiting from consumer spending. The first signal aims to forecast sales growth trends, not just for the upcoming quarter but also for multiple quarters ahead, by looking for underlying trends. The second signal analyzes profitability of retailers by assessing customer traffic in the retailer’s location. Within our Momentum theme, we introduced new signals that help us create economic links between companies with similar businesses. The first signal identifies companies linked by a common theme based on company descriptions. The second signal seeks to identify linked companies by looking at searches made on the same day for the regulatory filings of multiple companies. Finally, within our Management theme, we introduced an environmental, social and governance (“ESG”) signal that helps us quantify reputational risk. The signal looks at ESG risk events to form a view of the peak risk of the company from an ESG perspective.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the energy and health care sectors. It was underweight compared to the Index in the information technology, telecommunication services, consumer staples and utilities sectors. The Fund was relatively neutral in the consumer discretionary, real estate, industrials, materials and financials sectors at the end of the Reporting Period.

19

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	19.88%	21.13%
Class C	18.93	21.13
Institutional	20.29	21.13
Service	19.71	21.13
Investor	20.14	21.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.29%	14.05%	7.20%	4.95%	4/3/00
Class C	17.93	14.47	7.01	4.50	4/3/00
Institutional	20.29	15.81	8.26	5.72	4/3/00
Service	19.71	15.23	7.71	5.19	4/3/00
Investor	20.14	15.62	N/A	16.29	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.17%
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Investor	0.92	0.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/17[5]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	13.29%	14.05%	7.20%
Returns after taxes on distributions**	13.16	13.84	7.03
Returns after taxes on distributions*** and sale of Fund shares	7.63	11.26	5.81

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

21

FUND BASICS

TOP TEN HOLDINGS AS OF 12/ 31/17[6]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	2.4%	Software & Services
Apple, Inc.	2.2	Technology Hardware & Equipment
Chevron Corp.	1.9	Energy
UnitedHealth Group, Inc.	1.7	Health Care Equipment & Services
Boeing Co. (The)	1.6	Capital Goods
Amazon.com, Inc.	1.6	Retailing
Applied Materials, Inc.	1.4	Semiconductors & Semiconductor Equipment
Facebook, Inc. Class A	1.4	Software & Services
Citizens Financial Group, Inc.	1.3	Banks
Valero Energy Corp.	1.3	Energy

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Investor Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	19.88%	15.34%	7.81%	5.29%
Including sales charges	13.29%	14.05%	7.20%	4.95%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	18.93%	14.47%	7.01%	4.50%
Including contingent deferred sales charges	17.93%	14.47%	7.01%	4.50%

Institutional (Commenced April 3, 2000)	20.29%	15.81%	8.26%	5.72%

Service (Commenced April 3, 2000)	19.71%	15.23%	7.71%	5.19%

Investor* (Commenced August 31, 2010)	20.14%	15.62%	N/A	16.29%

*	Effective August 15, 2017, Class IR changed its name to Investor.

23

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 28.85%, 27.85%, 29.42% and 29.09%, respectively. This compares to the 25.03% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with all six of our quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. We believe the variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all of our quantitative model’s six investment themes added to the Fund’s results. That is, Momentum, Quality, Sentiment, Valuation, Profitability and Management contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection in the information technology, industrials and energy sectors added to relative returns. Investments in only two sectors — consumer staples and materials — dampened relative performance.

24

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the Index, the Fund benefited from overweight positions in German airline company Deutsche Lufthansa, French-Italian semiconductor maker STMicroelectronics and Japanese petroleum company Idemitsu Kosan. The overweight in Deutsche Lufthansa was due to our positive views on Sentiment and Valuation. We adopted the overweight in STMicroelectronics based on our positive views on Momentum and Valuation. The Fund was overweight Idemitsu Kosan because of our positive views on Momentum and Sentiment.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hampered during the Reporting Period by its underweight position relative to the Index in Italy-based bank Banca Intesa. We assumed the underweight due to our negative views on Management and Momentum. Overweight positions in Vedanta Resources and Coca-Cola Amatil also detracted from relative performance. The Fund was overweight U.K.-headquartered metals and mining company Vedanta Resources because of our positive views on Momentum and Sentiment. The overweight in Australia-headquartered Coca-Cola Amatil, one of largest bottlers in the Asia-Pacific region, was the result of our positive views on Management and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within international regions. We introduced a new signal within our Profitability theme that uses various alternative data sources to identify companies benefiting from consumer spending. The signal aims to predict the profitability of developed markets companies outside the U.S. by mapping U.S. consumer spending data in various segments to non-U.S. companies engaged in these business segments. Our research has shown that consumer behavior across developed markets is correlated. Within our Momentum theme, we introduced a new signal that helps us create economic links between companies with similar businesses. The signal identifies companies linked by a common theme based on company descriptions. Additionally, we introduced an environmental, social and governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal, introduced in all regions except Canada, looks at ESG risk events to form a view of the peak risk of the company from an ESG perspective. Within the Japan region, we introduced an enhancement in our Valuation theme that evaluates the worth of companies’ patents. We utilize data on the exclusiveness of Japanese companies’ patent portfolios with the goal of determining which companies have the most valuable patent portfolios. We believe that companies with more exclusive patents tend to outperform in the long run.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the materials, industrials, energy, information technology and health care sectors relative to the Index. It was underweight the utilities, telecommunication services, consumer staples, financials and real estate sectors. The Fund was relatively neutrally weighted in the consumer discretionary sector at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Norway, Sweden, Japan, Hong Kong, Denmark and France. Relative to the Index, it was underweight the U.K., Germany, Switzerland and Netherlands. The Fund was rather neutrally weighted relative to the Index in Spain, Portugal, New Zealand, Austria, Australia, Israel, Belgium, Ireland, Singapore, Italy and Finland at the end of the Reporting Period.

25

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2017

PERFORMANCE REVIEW
January 1, 2017–December 31, 2017	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	28.85%	25.03%
Class C	27.85	25.03
Institutional	29.42	25.03
Investor	29.09	25.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	21.79%	8.00%	2.32%	1/31/08
Class C	26.84	8.39	2.14	1/31/08
Institutional	29.42	9.64	3.32	1/31/08
Investor	29.09	9.44	9.13	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.99
Investor	1.05	1.14

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER–TAX PERFORMANCE AS OF 12/31/17[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	21.79%	8.00%	2.32%
Returns after taxes on distributions**	21.51	7.67	2.03
Returns after taxes on distributions*** and sale of Fund shares	12.90	6.33	1.86

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

27

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/17[6]
Holding	% of Total Net Assets	Line of Business
Roche Holding AG	1.8%	Pharmaceuticals, Biotechnology & Life Sciences
Royal Dutch Shell plc Class A	1.6	Energy
Nestle SA (Registered)	1.4	Food, Beverage & Tobacco
AIA Group Ltd.	1.3	Insurance
Diageo plc	1.3	Food, Beverage & Tobacco
Novo Nordisk A/S Class B	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Bayer AG (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences
BASF SE	1.2	Materials
Banco Santander SA	1.2	Banks
BNP Paribas SA	1.1	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2017

The following graph shows the value as of December 31, 2017, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Investor Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	28.85%	9.21%	2.91%
Including sales charges	21.79%	8.00%	2.32%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	27.85%	8.39%	2.14%
Including contingent deferred sales charges	26.84%	8.39%	2.14%

Institutional (Commenced January 31, 2008)	29.42%	9.64%	3.32%

Investor* (Commenced August 31, 2010)	29.09%	9.44%	9.13%

*	Effective August 15, 2017, Class IR changed its name to Investor.

29

FUND BASICS

Index Definitions

MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 928 constituents as of December 29, 2017, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

S&P 500® Index includes 500 leading companies and captures approximately 80% of available market capitalization of the U.S. equity market.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

30

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 100.7%
Automobiles & Components – 1.1%
2,010,700	Ford Motor Co.	$25,113,643
345,800	General Motors Co.	14,174,342

		39,287,985

Banks – 7.7%
1,430,666	Bank of America Corp.	42,233,260
179,400	BB&T Corp.	8,919,768
164,800	Citigroup, Inc.	12,262,768
319,900	FNB Corp.	4,421,018
451,400	Huntington Bancshares, Inc.	6,572,384
531,729	JPMorgan Chase & Co.(a)	56,863,099
1,798,900	New York Community Bancorp, Inc.(b)	23,421,678
349,000	PacWest Bancorp	17,589,600
1,712,300	People’s United Financial, Inc.(b)	32,020,010
41,300	PNC Financial Services Group, Inc. (The)	5,959,177
112,800	SunTrust Banks, Inc.	7,285,752
18,500	TFS Financial Corp.	276,390
80,300	US Bancorp	4,302,474
758,900	Wells Fargo & Co.(a)	46,042,463

		268,169,841

Capital Goods – 7.6%
155,600	3M Co.	36,623,572
106,000	Boeing Co. (The)	31,260,460
164,600	Caterpillar, Inc.	25,937,668
64,900	Cummins, Inc.	11,463,936
307,800	Eaton Corp. plc	24,319,278
284,000	Emerson Electric Co.	19,791,960
1,917,363	General Electric Co.(a)(b)	33,457,984
108,200	Honeywell International, Inc.	16,593,552
247,900	Johnson Controls International plc	9,447,469
90,836	Lockheed Martin Corp.	29,162,898
23,900	Raytheon Co.	4,489,615
141,000	United Technologies Corp.	17,987,370
30,900	Watsco, Inc.	5,254,236

		265,789,998

Commercial & Professional Services – 0.3%
108,001	KAR Auction Services, Inc.	5,455,095
400,103	Pitney Bowes, Inc.	4,473,146

		9,928,241

Consumer Durables & Apparel – 0.9%
117,400	Garmin Ltd.	6,993,518
347,600	Tapestry, Inc.	15,374,348
154,300	Tupperware Brands Corp.	9,674,610

		32,042,476

Consumer Services – 3.2%
210,900	Carnival Corp.	13,997,433
119,700	Darden Restaurants, Inc.	11,493,594
339,900	Extended Stay America, Inc.	6,458,100
30,447	International Game Technology plc	807,150
215,800	Las Vegas Sands Corp.	14,995,942
227,200	McDonald’s Corp.	39,105,664

Common Stocks – (continued)
Consumer Services – (continued)
172,800	Six Flags Entertainment Corp.	$11,503,296
148,897	Starbucks Corp.	8,551,155
17,600	Vail Resorts, Inc.	3,739,472

		110,651,806

Diversified Financials – 3.3%
81,800	American Express Co.	8,123,558
116,839	Berkshire Hathaway, Inc. Class B*	23,159,826
348,300	BGC Partners, Inc. Class A	5,262,813
22,200	BlackRock, Inc.	11,404,362
31,700	CME Group, Inc.	4,629,785
19,400	Eaton Vance Corp.	1,093,966
170,800	Federated Investors, Inc. Class B	6,162,464
774,100	Invesco Ltd.	28,285,614
25,600	Legg Mason, Inc.	1,074,688
2,400	LPL Financial Holdings, Inc.	137,136
242,221	Morgan Stanley	12,709,336
439,900	Navient Corp.	5,859,468
61,600	T. Rowe Price Group, Inc.	6,463,688

		114,366,704

Energy – 6.1%
66,600	Andeavor	7,615,044
98,700	Centennial Resource Development, Inc. Class A*	1,954,260
41,300	Cheniere Energy, Inc.*	2,223,592
375,900	Chevron Corp.	47,058,921
202,400	ConocoPhillips	11,109,736
8,700	Core Laboratories NV(c)	953,085
37,300	Diamondback Energy, Inc.*	4,709,125
43,100	Energen Corp.*	2,481,267
146,200	EOG Resources, Inc.	15,776,442
23,828	EQT Corp.	1,356,290
13,100	Extraction Oil & Gas, Inc.*	187,461
550,600	Exxon Mobil Corp.(a)(b)	46,052,184
9,300	Gulfport Energy Corp.*	118,668
207,700	Halliburton Co.	10,150,299
15,300	HollyFrontier Corp.	783,666
183,800	Kinder Morgan, Inc.	3,321,266
35,800	Kosmos Energy Ltd.*	245,230
13,600	Laredo Petroleum, Inc.*	144,296
103,200	Marathon Petroleum Corp.	6,809,136
140,100	Occidental Petroleum Corp.	10,319,766
133,200	Parsley Energy, Inc. Class A*	3,921,408
9,500	PBF Energy, Inc. Class A	336,775
31,200	Pioneer Natural Resources Co.	5,392,920
21,700	QEP Resources, Inc.*	207,669
28,000	RPC, Inc.(c)	714,840
63,800	RSP Permian, Inc.*	2,595,384
183,400	Schlumberger Ltd.	12,359,326
7,448	SM Energy Co.	164,452
2,300	Targa Resources Corp.	111,366
83,300	Valero Energy Corp.	7,656,103
29,200	Weatherford International plc*	121,764
156,900	Williams Cos., Inc. (The)	4,783,881
35,000	WPX Energy, Inc.*	492,450

		212,228,072

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 1.8%
144,078	CVS Health Corp.	$10,445,655
140,422	Sysco Corp.	8,527,828
137,996	Walgreens Boots Alliance, Inc.	10,021,270
331,940	Wal-Mart Stores, Inc.	32,779,075

		61,773,828

Food, Beverage & Tobacco – 5.0%
297,559	Altria Group, Inc.	21,248,688
22,045	Bunge Ltd.	1,478,779
1,062,200	Coca-Cola Co. (The)(a)	48,733,736
171,600	Flowers Foods, Inc.	3,313,596
216,400	General Mills, Inc.	12,830,356
91,300	Kellogg Co.	6,206,574
227,500	Kraft Heinz Co. (The)	17,690,400
271,600	PepsiCo, Inc.	32,570,272
265,900	Philip Morris International, Inc.	28,092,335
22,000	Pinnacle Foods, Inc.	1,308,340

		173,473,076

Health Care Equipment & Services – 4.6%
562,141	Abbott Laboratories	32,081,387
114,500	Aetna, Inc.	20,654,655
78,287	Anthem, Inc.	17,615,358
166,700	Cardinal Health, Inc.	10,213,709
45,685	Hill-Rom Holdings, Inc.	3,850,789
416,754	Medtronic plc	33,652,885
184,672	UnitedHealth Group, Inc.	40,712,789
10,159	Veeva Systems, Inc. Class A*	561,589

		159,343,161

Household & Personal Products – 2.1%
186,000	Kimberly-Clark Corp.	22,442,760
558,099	Procter & Gamble Co. (The)(a)	51,278,136

		73,720,896

Insurance – 2.9%
83,900	American International Group, Inc.	4,998,762
185,604	Arthur J Gallagher & Co.	11,745,003
35,600	Chubb Ltd.	5,202,228
4,700	Erie Indemnity Co. Class A	572,648
127,300	First American Financial Corp.	7,133,892
134,100	FNF Group	5,262,084
207,100	Mercury General Corp.	11,067,424
318,100	MetLife, Inc.	16,083,136
590,901	Old Republic International Corp.	12,633,463
203,200	Principal Financial Group, Inc.	14,337,792
118,300	Prudential Financial, Inc.	13,602,134

		102,638,566

Materials – 2.5%
198,200	CF Industries Holdings, Inc.	8,431,428
84,500	Domtar Corp.	4,184,440
507,949	DowDuPont, Inc.	36,176,128
261,400	International Paper Co.	15,145,516
152,800	LyondellBasell Industries NV Class A	16,856,896

Common Stocks – (continued)
Materials – (continued)
81,800	Newmont Mining Corp.	$3,069,136
67,300	Olin Corp.	2,394,534

		86,258,078

Media – 2.0%
88,600	Cinemark Holdings, Inc.	3,085,052
553,616	Comcast Corp. Class A	22,172,321
421,900	Interpublic Group of Cos., Inc. (The)	8,505,504
66,000	Omnicom Group, Inc.	4,806,780
497,200	Regal Entertainment Group Class A	11,440,572
84,800	Time Warner, Inc.	7,756,656
1,400	Tribune Media Co. Class A	59,458
125,926	Walt Disney Co. (The)	13,538,304

		71,364,647

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
381,885	AbbVie, Inc.(b)	36,932,098
11,000	ACADIA Pharmaceuticals, Inc.*	331,210
1,900	Agios Pharmaceuticals, Inc.*	108,623
30,739	Allergan plc	5,028,286
9,700	Alnylam Pharmaceuticals, Inc.*	1,232,385
171,300	Amgen, Inc.	29,789,070
582	BioMarin Pharmaceutical, Inc.*	51,897
329,200	Bristol-Myers Squibb Co.	20,173,376
174,800	Eli Lilly & Co.	14,763,608
44,900	Exelixis, Inc.*	1,364,960
233,600	Gilead Sciences, Inc.	16,735,104
26,439	Ionis Pharmaceuticals, Inc.*	1,329,882
472,500	Johnson & Johnson(a)	66,017,700
4,800	Juno Therapeutics, Inc.*	219,408
552,250	Merck & Co., Inc.	31,075,107
1,000	Neurocrine Biosciences, Inc.*	77,590
1,840,500	Pfizer, Inc.(a)	66,662,910
291	Seattle Genetics, Inc.*	15,568
9,324	TESARO, Inc.*	772,680
36,300	Vertex Pharmaceuticals, Inc.*	5,439,918

		298,121,380

Real Estate Investment Trusts – 2.7%
60,300	Alexandria Real Estate Equities, Inc.	7,874,577
140,400	American Homes 4 Rent Class A	3,066,336
94,800	American Tower Corp.	13,525,116
13,800	CoreSite Realty Corp.	1,571,820
74,600	Crown Castle International Corp.	8,281,346
48,600	CyrusOne, Inc.	2,893,158
3,000	DCT Industrial Trust, Inc.	176,340
68,600	Digital Realty Trust, Inc.	7,813,540
27,000	Equinix, Inc.	12,236,940
32,700	Equity LifeStyle Properties, Inc.	2,910,954
28,800	Essex Property Trust, Inc.	6,951,456
16,100	Healthcare Trust of America, Inc. Class A	483,644
6,500	Kilroy Realty Corp.	485,225
71,905	Mid-America Apartment Communities, Inc.	7,230,767
117,600	Prologis, Inc.	7,586,376

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
53,400	SBA Communications Corp.*	$8,723,424
41,900	Sun Communities, Inc.	3,887,482

		95,698,501

Retailing – 5.4%
62,621	Amazon.com, Inc.*(a)	73,233,381
214,300	GameStop Corp. Class A	3,846,685
183,175	Home Depot, Inc. (The)	34,717,158
101,600	Kohl’s Corp.	5,509,768
313,800	L Brands, Inc.	18,897,036
102,000	Lowe’s Cos., Inc.	9,479,880
429,700	Macy’s, Inc.	10,824,143
67,290	Netflix, Inc.*	12,916,988
5,004	Priceline Group, Inc. (The)*	8,695,651
148,200	Target Corp.	9,670,050
1,300	Wayfair, Inc. Class A*	104,351

		187,895,091

Semiconductors & Semiconductor Equipment – 5.1%
143,400	Analog Devices, Inc.	12,766,902
104,991	Broadcom Ltd.	26,972,188
386,100	Cypress Semiconductor Corp.	5,884,164
513,100	Intel Corp.	23,684,696
267,000	Maxim Integrated Products, Inc.	13,958,760
93,625	NVIDIA Corp.	18,116,437
461,400	QUALCOMM, Inc.	29,538,828
453,749	Texas Instruments, Inc.	47,389,546

		178,311,521

Software & Services – 12.7%
100,100	Accenture plc Class A	15,324,309
150,285	Activision Blizzard, Inc.	9,516,046
51,400	Adobe Systems, Inc.*	9,007,336
38,703	Alphabet, Inc. Class A*	40,769,740
38,882	Alphabet, Inc. Class C*	40,686,125
57,600	Autodesk, Inc.*	6,038,208
364,600	CA, Inc.	12,133,888
373,842	Facebook, Inc. Class A*(a)	65,968,159
261,500	International Business Machines Corp.	40,119,330
44,320	Leidos Holdings, Inc.	2,861,742
16,100	LogMeIn, Inc.	1,843,450
60,736	Mastercard, Inc. Class A	9,193,001
6,678	MercadoLibre, Inc.	2,101,300
1,320,351	Microsoft Corp.(a)(b)	112,942,825
552,077	Oracle Corp.	26,102,201
255,500	Paychex, Inc.	17,394,440
38,500	Sabre Corp.	789,250
67,812	salesforce.com, Inc.*	6,932,421
9,662	ServiceNow, Inc.*	1,259,828
138,267	Visa, Inc. Class A	15,765,203
346,300	Western Union Co. (The)	6,583,163
8,300	Yandex NV Class A*	271,825
300	Zillow Group, Inc. Class A*	12,222

		443,616,012

Common Stocks – (continued)
Technology Hardware & Equipment – 6.0%
786,087	Apple, Inc.(a)	$133,029,503
1,232,048	Cisco Systems, Inc.	47,187,438
428,000	HP, Inc.	8,992,280
20,700	National Instruments Corp.	861,741
265,300	Seagate Technology plc	11,100,152
83,300	Western Digital Corp.	6,624,849

		207,795,963

Telecommunication Services – 3.1%
1,663,628	AT&T, Inc.(a)	64,681,857
829,000	Verizon Communications, Inc.(b)	43,878,970

		108,560,827

Transportation – 2.3%
7,700	Copa Holdings SA Class A	1,032,262
136,400	CSX Corp.	7,503,364
95,700	Delta Air Lines, Inc.	5,359,200
291,500	Macquarie Infrastructure Corp.	18,714,300
40,000	Norfolk Southern Corp.	5,796,000
125,200	Union Pacific Corp.	16,789,320
209,100	United Parcel Service, Inc. Class B	24,914,265

		80,108,711

Utilities – 3.8%
407,500	CenterPoint Energy, Inc.	11,556,700
220,200	Dominion Energy, Inc.	17,849,412
384,500	Duke Energy Corp.	32,340,295
61,900	Entergy Corp.	5,038,041
186,700	FirstEnergy Corp.	5,716,754
208,400	Great Plains Energy, Inc.	6,718,816
672,200	PPL Corp.	20,804,590
683,200	Southern Co. (The)	32,855,088

		132,879,696

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,929,203,415)		$3,514,025,077

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,422,950	1.228%	$1,422,950
(Cost $1,422,950)

TOTAL INVESTMENTS – 100.7%
(Cost $2,930,626,365)		$3,515,448,027

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(23,758,170)

NET ASSETS – 100.0%		$3,491,689,857

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	All or a portion of security is on loan.
(d)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 E-Mini Index	(228)	03/16/2018	$(30,506,400)	$(96,291)

WRITTEN OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price/ FX Rate	Expiration Date	Number of Contracts		Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,590.00 USD	01/31/2018	USD	1,770	$(473,228,970)	$(16,850,400)	$(6,704,760)	$(10,145,640)
		2,675.00 USD	02/28/2018	USD	1,745	(466,544,945)	(7,512,225)	(6,086,560)	(1,425,665)
		2,700.00 USD	03/29/2018	USD	1,630	(435,798,430)	(5,868,000)	(6,030,967)	162,967
Total written option contracts					5,145		$(30,230,625)	$(18,822,287)	$(11,408,338)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.3%
Australia – 7.9%
63,826	Alumina Ltd. (Materials)	$120,284
84,591	AMP Ltd. (Diversified Financials)	341,452
80,307	APA Group (Utilities)	520,748
323,365	Aurizon Holdings Ltd. (Transportation)	1,246,008
75,567	AusNet Services (Utilities)	106,195
51,256	Australia & New Zealand Banking Group Ltd. (Banks)	1,143,472
252,016	Bank of Queensland Ltd. (Banks)	2,492,753
68,467	Bendigo & Adelaide Bank Ltd. (Banks)	621,303
83,872	BHP Billiton Ltd. (Materials)	1,926,616
55,970	BHP Billiton plc (Materials)	1,131,733
9,364	Boral Ltd. (Materials)	56,688
139,148	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	921,836
37,066	Commonwealth Bank of Australia (Banks)	2,313,232
38,354	Crown Resorts Ltd. (Consumer Services)	388,769
41,258	Fortescue Metals Group Ltd. (Materials)	156,135
468,100	Harvey Norman Holdings Ltd. (Retailing)	1,517,996
404,990	Insurance Australia Group Ltd. (Insurance)	2,281,010
217,542	National Australia Bank Ltd. (Banks)	4,995,889
2,307	Sonic Healthcare Ltd. (Health Care Equipment & Services)	41,026
138,474	Suncorp Group Ltd. (Insurance)	1,492,507
954	Sydney Airport (Transportation)	5,235
294,090	Tabcorp Holdings Ltd. (Consumer Services)	1,275,945
922,068	Telstra Corp. Ltd. (Telecommunication Services)	2,606,547
165,911	Transurban Group (Transportation)	1,605,694
99,411	Wesfarmers Ltd. (Food & Staples Retailing)	3,437,424
4,191	Woodside Petroleum Ltd. (Energy)	107,826

		32,854,323

Austria – 0.1%
2,273	OMV AG (Energy)	144,081
2,800	Voestalpine AG (Materials)(a)	167,169

		311,250

Belgium – 1.4%
13,475	Ageas (Insurance)	658,249
37,097	Anheuser-Busch InBev SA (Food, Beverage & Tobacco)(a)	4,141,563
276	KBC Group NV (Banks)	23,519
28,433	Proximus SADP (Telecommunication Services)	933,054
212	Solvay SA (Materials)(a)	29,476

		5,785,861

China – 0.1%
86,000	BOC Hong Kong Holdings Ltd. (Banks)	434,625

Common Stocks – (continued)
Denmark – 1.6%
17,829	Coloplast A/S Class B (Health Care Equipment & Services)	1,417,416
52,406	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,816,062
5,987	Pandora A/S (Consumer Durables & Apparel)	650,778
67,814	Tryg A/S (Insurance)	1,696,369
432	Vestas Wind Systems A/S (Capital Goods)	29,851

		6,610,476

Finland – 1.9%
62,269	Fortum OYJ (Utilities)	1,232,388
23,393	Kone OYJ Class B (Capital Goods)(a)	1,256,268
12,595	Metso OYJ (Capital Goods)	429,681
165,527	Nokia OYJ (Technology Hardware & Equipment)	773,399
13,400	Nokian Renkaat OYJ (Automobiles & Components)	607,748
15,414	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	574,713
25,171	Sampo OYJ Class A (Insurance)(a)	1,381,439
57,844	Stora Enso OYJ Class R (Materials)	916,411
22,129	UPM-Kymmene OYJ (Materials)	686,992

		7,859,039

France – 9.4%
15,140	Accor SA (Consumer Services)(a)	779,407
156	Aeroports de Paris (Transportation)	29,663
7,025	Air Liquide SA (Materials)	883,143
11,970	Airbus SE (Capital Goods)	1,189,661
31,802	AXA SA (Insurance)	942,396
24,706	BNP Paribas SA (Banks)(a)	1,837,845
36,142	Bouygues SA (Capital Goods)(a)	1,875,326
8,909	Capgemini SE (Software & Services)(a)	1,055,199
32,390	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)(b)	1,963,851
36,180	Credit Agricole SA (Banks)	597,406
10,779	Danone SA (Food, Beverage & Tobacco)	903,182
16,638	Edenred (Commercial & Professional Services)	481,668
71,283	Electricite de France SA (Utilities)	891,211
237,980	Engie SA (Utilities)(a)	4,091,237
6,368	Eutelsat Communications SA (Media)	147,436
1,685	Kering (Consumer Durables & Apparel)(a)	793,175
2,358	Klepierre SA (REIT)(a)	103,644
24,354	Lagardere SCA (Media)	779,917
746	L’Oreal SA (Household & Personal Products)(a)	165,299
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(a)	2,745,156
47,668	Natixis SA (Diversified Financials)	376,506
5,546	Orange SA (Telecommunication Services)	96,117

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
8,050	Renault SA (Automobiles & Components)	$808,044
71,573	Rexel SA (Capital Goods)	1,295,970
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,048,689
50,850	Schneider Electric SE (Capital Goods)*(a)	4,311,090
22,267	Societe Generale SA (Banks)(a)	1,147,987
43,204	TOTAL SA (Energy)(a)	2,384,858
13,075	Unibail-Rodamco SE (REIT)(a)	3,290,125

		39,015,208

Germany – 8.2%
19,392	Allianz SE (Registered) (Insurance)(a)	4,437,818
9,902	Axel Springer SE (Media)	772,161
27,946	BASF SE (Materials)(a)	3,063,761
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,492,348
13,810	Bayerische Motoren Werke AG (Automobiles & Components)(a)	1,431,851
15,417	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(c)	1,375,722
74,326	Daimler AG (Registered) (Automobiles & Components)	6,285,043
3,471	Deutsche Boerse AG (Diversified Financials)	401,753
44,018	Deutsche Post AG (Registered) (Transportation)(a)	2,092,333
15,811	Evonik Industries AG (Materials)(a)	593,848
392	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	30,487
12,634	FUCHS PETROLUB SE (Preference) (Materials)(c)	668,981
13,170	HUGO BOSS AG (Consumer Durables & Apparel)(a)	1,117,583
5,571	MAN SE (Capital Goods)(a)	637,688
1,994	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)(a)	430,604
41,092	ProSiebenSat.1 Media SE (Media)(a)	1,410,732
16,581	SAP SE (Software & Services)(a)	1,855,005
18,669	Siemens AG (Registered) (Capital Goods)(a)	2,584,867
3,862	Symrise AG (Materials)(a)	331,124
214,740	Telefonica Deutschland Holding AG (Telecommunication Services)	1,074,718
5,335	TUI AG (Consumer Services)	110,527
10,360	United Internet AG (Registered) (Software & Services)(a)	709,879
4,975	Vonovia SE (Real Estate)(a)	246,498

		34,155,331

Hong Kong – 3.1%
189,000	AIA Group Ltd. (Insurance)	1,607,567

Common Stocks – (continued)
Hong Kong – (continued)
24,600	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	341,277
49,408	CK Asset Holdings Ltd. (Real Estate)	430,698
53,408	CK Hutchison Holdings Ltd. (Capital Goods)	669,218
23,000	CK Infrastructure Holdings Ltd. (Utilities)	197,367
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	471,044
111,000	Hang Lung Properties Ltd. (Real Estate)	270,393
41,300	Hang Seng Bank Ltd. (Banks)	1,024,609
11,000	Henderson Land Development Co. Ltd. (Real Estate)	72,325
744,448	Hong Kong & China Gas Co. Ltd. (Utilities)	1,457,847
46,300	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,416,237
59,600	Hongkong Land Holdings Ltd. (Real Estate)	419,216
27,000	Hysan Development Co. Ltd. (Real Estate)	143,245
82,014	I-CABLE Communications Ltd. (Media)*	2,404
6,600	Jardine Matheson Holdings Ltd. (Capital Goods)	400,439
5,300	Jardine Strategic Holdings Ltd. (Capital Goods)	209,774
67,500	MTR Corp. Ltd. (Transportation)	395,086
87,189	New World Development Co. Ltd. (Real Estate)	130,677
17,500	Power Assets Holdings Ltd. (Utilities)	147,506
155,600	Sands China Ltd. (Consumer Services)	800,911
135,261	Sino Land Co. Ltd. (Real Estate)	239,291
45,000	Sun Hung Kai Properties Ltd. (Real Estate)	749,208
58,200	Swire Properties Ltd. (Real Estate)	187,722
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	156,130
107,000	Wharf Holdings Ltd. (The) (Real Estate)	368,989
107,000	Wharf Real Estate Investment Co. Ltd. (Real Estate)*	712,160

		13,021,340

Ireland – 0.2%
24,569	CRH plc (Materials)(a)	884,261

Israel – 0.4%
562,979	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	851,025
63,751	Israel Chemicals Ltd. (Materials)	258,141
18,517	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	350,897

		1,460,063

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – 1.7%
41,324	Assicurazioni Generali SpA (Insurance)	$752,157
54,886	Atlantia SpA (Transportation)(a)	1,730,358
121,624	Eni SpA (Energy)(a)	2,012,628
351,387	Intesa Sanpaolo SpA RNC (Banks)	1,120,255
322,192	Intesa Sanpaolo SpA (Banks)	1,068,988
1,178	Saipem SpA (Energy)*	5,375
158,777	UnipolSai Assicurazioni SpA (Insurance)	370,362

		7,060,123

Japan – 23.1%
2,400	ABC-Mart, Inc. (Retailing)	137,563
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	302,132
19,100	Alfresa Holdings Corp. (Health Care Equipment & Services)	447,369
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	99,559
1,200	ANA Holdings, Inc. (Transportation)	50,060
20,900	Aozora Bank Ltd. (Banks)	810,968
26,200	Asahi Glass Co. Ltd. (Capital Goods)	1,132,480
41,000	Asahi Kasei Corp. (Materials)	527,645
28,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	365,854
1,600	Benesse Holdings, Inc. (Consumer Services)	56,294
53,100	Bridgestone Corp. (Automobiles & Components)	2,457,587
119,600	Canon, Inc. (Technology Hardware & Equipment)	4,456,069
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	261,160
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	618,416
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	333,865
39,200	Daicel Corp. (Materials)	444,854
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	199,356
2,800	Daikin Industries Ltd. (Capital Goods)	330,856
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	1,344,626
22,200	Daiwa House Industry Co. Ltd. (Real Estate)	851,312
236,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,476,537
2,100	Dentsu, Inc. (Media)	88,799
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	332,459
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	835,101
9,500	FANUC Corp. (Capital Goods)	2,279,016
900	Fast Retailing Co. Ltd. (Retailing)	357,852
5,200	Hamamatsu Photonics KK (Technology Hardware & Equipment)	174,411
1,300	Hikari Tsushin, Inc. (Retailing)	186,647

Common Stocks – (continued)
Japan – (continued)
48,300	Hino Motors Ltd. (Capital Goods)	623,860
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	266,461
6,000	Hitachi Chemical Co. Ltd. (Materials)	153,636
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	721,513
2,900	Hitachi Metals Ltd. (Materials)	41,477
34,500	Honda Motor Co. Ltd. (Automobiles & Components)	1,177,399
12,900	Hulic Co. Ltd. (Real Estate)	144,651
8,300	Idemitsu Kosan Co. Ltd. (Energy)	332,463
2,300	IHI Corp. (Capital Goods)	76,283
11,800	Isuzu Motors Ltd. (Automobiles & Components)	197,028
126,000	ITOCHU Corp. (Capital Goods)	2,348,832
12,700	Japan Airlines Co. Ltd. (Transportation)	496,187
34,300	Japan Exchange Group, Inc. (Diversified Financials)	595,111
44,600	Japan Post Holdings Co. Ltd. (Insurance)	510,845
41,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,336,429
14,500	JFE Holdings, Inc. (Materials)	346,513
6,400	JSR Corp. (Materials)	125,723
128,600	JXTG Holdings, Inc. (Energy)	826,423
9,300	Kakaku.com, Inc. (Software & Services)	156,990
50,000	Kaneka Corp. (Materials)	455,728
19,300	Kao Corp. (Household & Personal Products)	1,304,093
9,100	Kawasaki Heavy Industries Ltd. (Capital Goods)	318,360
29,600	KDDI Corp. (Telecommunication Services)	735,250
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	323,517
8,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	306,160
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,146,665
43,600	Komatsu Ltd. (Capital Goods)	1,575,692
23,600	Konica Minolta, Inc. (Technology Hardware & Equipment)	226,440
6,000	Kose Corp. (Household & Personal Products)	934,963
8,000	Kubota Corp. (Capital Goods)	156,475
7,300	Kyushu Railway Co. (Transportation)	225,952
7,700	Lawson, Inc. (Food & Staples Retailing)	511,692
36,600	LIXIL Group Corp. (Capital Goods)	988,832
3,900	M3, Inc. (Health Care Equipment & Services)	136,711
6,000	Makita Corp. (Capital Goods)	251,625
179,100	Marubeni Corp. (Capital Goods)	1,294,837
16,100	Marui Group Co. Ltd. (Retailing)	294,310
800	Maruichi Steel Tube Ltd. (Materials)	23,377
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	238,304

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
20,900	Mitsubishi Corp. (Capital Goods)	$576,292
11,500	Mitsubishi Electric Corp. (Capital Goods)	190,585
400	Mitsubishi Heavy Industries Ltd. (Capital Goods)	14,914
2,700	Mitsubishi Materials Corp. (Materials)	95,811
21,200	Mitsubishi Motors Corp. (Automobiles & Components)	152,515
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,770,001
123,900	Mitsui & Co. Ltd. (Capital Goods)	2,010,083
3,500	Mixi, Inc. (Software & Services)	156,758
794,100	Mizuho Financial Group, Inc. (Banks)	1,435,804
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	462,107
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,204,993
3,900	NEC Corp. (Technology Hardware & Equipment)	105,055
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	247,221
6,900	Nidec Corp. (Capital Goods)	966,118
8,300	Nippon Express Co. Ltd. (Transportation)	551,180
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	75,831
655	Nippon Prologis REIT, Inc. (REIT)	1,385,281
4,401	Nippon Steel & Sumitomo Metal Corp. (Materials)	112,443
14,100	Nippon Yusen KK (Transportation)*	343,076
72,300	Nissan Motor Co. Ltd. (Automobiles & Components)	719,825
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	234,129
7,100	Nitto Denko Corp. (Materials)	627,986
9,600	Nomura Holdings, Inc. (Diversified Financials)	56,273
3,500	Nomura Real Estate Holdings, Inc. (Real Estate)	78,198
9,900	Nomura Research Institute Ltd. (Software & Services)	459,522
32,300	NSK Ltd. (Capital Goods)	506,044
62,300	NTT DOCOMO, Inc. (Telecommunication Services)	1,473,022
4,200	Obic Co. Ltd. (Software & Services)	308,479
19,000	Odakyu Electric Railway Co. Ltd. (Transportation)	405,967
2,300	Omron Corp. (Technology Hardware & Equipment)	136,802
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	79,090
2,700	Otsuka Corp. (Software & Services)	206,781
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	149,115

Common Stocks – (continued)
Japan – (continued)
55,400	Panasonic Corp. (Consumer Durables & Apparel)	808,503
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	251,364
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	394,796
49,100	Resona Holdings, Inc. (Banks)	292,576
43,400	Ricoh Co. Ltd. (Technology Hardware & Equipment)	402,180
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	311,289
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	770,446
22,600	SBI Holdings, Inc. (Diversified Financials)	470,881
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	163,830
33,700	Seiko Epson Corp. (Technology Hardware & Equipment)	793,346
87,700	Sekisui House Ltd. (Consumer Durables & Apparel)	1,581,991
101,100	Seven Bank Ltd. (Banks)	345,274
3,300	Sharp Corp. (Consumer Durables & Apparel)*(d)	112,956
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	158,805
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	952,436
1,600	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	86,456
39,000	Showa Shell Sekiyu KK (Energy)	527,745
9,700	SoftBank Group Corp. (Telecommunication Services)	767,955
3,800	Sompo Holdings, Inc. (Insurance)	146,683
14,900	Sony Corp. (Consumer Durables & Apparel)	668,755
3,900	Start Today Co. Ltd. (Retailing)	118,377
40,800	Subaru Corp. (Automobiles & Components)	1,293,680
39,000	Sumitomo Chemical Co. Ltd. (Materials)	279,070
129,600	Sumitomo Corp. (Capital Goods)	2,198,244
5,500	Sumitomo Metal Mining Co. Ltd. (Materials)	251,627
60,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,616,444
28,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,111,805
9,700	Sysmex Corp. (Health Care Equipment & Services)	761,654
66,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,753,752
52,900	Tohoku Electric Power Co., Inc. (Utilities)	675,369
22,300	Tokio Marine Holdings, Inc. (Insurance)	1,014,272
10,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,948,206

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
14,600	Tokyo Gas Co. Ltd. (Utilities)	$333,587
27,200	Tokyu Fudosan Holdings Corp. (Real Estate)	196,298
4,600	TOTO Ltd. (Capital Goods)	270,867
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	96,413
81,220	Toyota Motor Corp. (Automobiles & Components)	5,176,151
18,400	Trend Micro, Inc. (Software & Services)	1,041,497
61,200	USS Co. Ltd. (Retailing)	1,294,180
3,300	Yamaha Corp. (Consumer Durables & Apparel)	121,726
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	740,337
8,200	Yamato Holdings Co. Ltd. (Transportation)	164,618

		95,649,396

Luxembourg – 0.8%
19,039	RTL Group SA (Media)(a)	1,528,386
97,539	SES SA FDR (Media)	1,522,589
21,970	Tenaris SA (Energy)	348,707

		3,399,682

Macau – 0.2%
88,000	MGM China Holdings Ltd. (Consumer Services)	265,556
141,200	Wynn Macau Ltd. (Consumer Services)	446,400

		711,956

Mexico – 0.0%
5,858	Fresnillo plc (Materials)	112,555

Netherlands – 3.7%
134,734	Aegon NV (Insurance)	856,096
1,970	ASML Holding NV (Semiconductors & Semiconductor Equipment)	342,501
12,678	Boskalis Westminster (Capital Goods)(a)	477,752
126,193	ING Groep NV (Banks)	2,316,492
13,126	Koninklijke DSM NV (Materials)	1,253,847
26,936	Koninklijke Philips NV (Health Care Equipment & Services)	1,017,068
23,323	NN Group NV (Insurance)	1,008,803
3,902	Randstad Holding NV (Commercial & Professional Services)	239,423
140,875	Royal Dutch Shell plc Class A (Energy)(a)	4,697,016
91,973	Royal Dutch Shell plc Class B (Energy)(a)	3,097,102

		15,306,100

New Zealand – 0.8%
76,420	Contact Energy Ltd. (Utilities)	301,020
278,227	Fletcher Building Ltd. (Materials)	1,498,574
249,625	Mercury NZ Ltd. (Utilities)	596,184
317,017	Meridian Energy Ltd. (Utilities)	657,160

Common Stocks – (continued)
New Zealand – (continued)
46,597	Spark New Zealand Ltd. (Telecommunication Services)	$119,874

		3,172,812

Norway – 0.7%
29,116	Gjensidige Forsikring ASA (Insurance)	549,194
121,946	Marine Harvest ASA (Food, Beverage & Tobacco)*	2,062,191
11,689	Statoil ASA (Energy)	250,243
779	Yara International ASA (Materials)	35,767

		2,897,395

Portugal – 0.6%
305,536	EDP – Energias de Portugal SA (Utilities)	1,057,634
43,737	Galp Energia SGPS SA (Energy)	803,569
27,474	Jeronimo Martins SGPS SA (Food & Staples Retailing)	533,863

		2,395,066

Singapore – 1.2%
15,500	City Developments Ltd. (Real Estate)	144,152
48,200	ComfortDelGro Corp. Ltd. (Transportation)	71,215
40,200	DBS Group Holdings Ltd. (Banks)	743,551
743,600	Global Logistic Properties Ltd. (Real Estate)	1,873,664
12,800	Keppel Corp. Ltd. (Capital Goods)	70,044
73,200	SATS Ltd. (Transportation)	284,601
61,800	Singapore Exchange Ltd. (Diversified Financials)	343,168
202,000	Singapore Technologies Engineering Ltd. (Capital Goods)	491,443
130,900	Singapore Telecommunications Ltd. (Telecommunication Services)	348,996
19,600	United Overseas Bank Ltd. (Banks)	386,375

		4,757,209

Spain – 3.5%
156,856	Abertis Infraestructuras SA (Transportation)(a)	3,489,995
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)(a)	129,144
6,586	Amadeus IT Group SA (Software & Services)	473,945
324,871	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,760,824
60,229	Banco Santander SA (Banks)	394,876
103,039	CaixaBank SA (Banks)	479,010
90,136	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	464,890
18,098	Enagas SA (Energy)	517,593
74,270	Endesa SA (Utilities)	1,588,474
61,426	Ferrovial SA (Capital Goods)	1,393,950
7,157	Iberdrola SA (Utilities)	55,404

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
30,372	Mapfre SA (Insurance)	$97,423
261,457	Telefonica SA (Telecommunication Services)(a)	2,546,003

		14,391,531

Sweden – 3.5%
44,003	Hennes & Mauritz AB Class B (Retailing)	910,152
34,461	Lundin Petroleum AB (Energy)*	788,854
326,929	Nordea Bank AB (Banks)	3,958,445
219,763	Skandinaviska Enskilda Banken AB Class A (Banks)	2,580,543
21,194	Skanska AB Class B (Capital Goods)	439,155
85,838	Swedbank AB Class A (Banks)	2,070,824
147,272	Tele2 AB Class B (Telecommunication Services)	1,809,976
69,362	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	457,770
334,966	Telia Co. AB (Telecommunication Services)	1,493,072

		14,508,791

Switzerland – 9.1%
50,153	ABB Ltd. (Registered) (Capital Goods)	1,343,315
146,817	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,618,587
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,727,957
1,736	Geberit AG (Registered) (Capital Goods)	764,129
920	Givaudan SA (Registered) (Materials)	2,125,133
259,708	Glencore plc (Materials)*	1,359,302
8,736	Kuehne + Nagel International AG (Registered) (Transportation)	1,545,567
25,102	LafargeHolcim Ltd. (Registered) (Materials)*	1,413,791
72,389	Nestle SA (Registered) (Food, Beverage & Tobacco)	6,223,736
75,574	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,359,742
22,045	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,574,197
397	SGS SA (Registered) (Commercial & Professional Services)	1,034,994
134,312	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(a)	2,929,889
17,457	UBS Group AG (Registered) (Diversified Financials)*	320,733
8,140	Zurich Insurance Group AG (Insurance)	2,474,915

		37,815,987

United Kingdom – 16.1%
27,116	Anglo American plc (Materials)	563,985
80,460	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,791,962

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
250,164	BAE Systems plc (Capital Goods)	$1,932,846
319,649	Barclays plc (Banks)	874,998
39,792	Berkeley Group Holdings plc (Consumer Durables & Apparel)(a)	2,254,845
110,434	BP plc ADR (Energy)(a)	4,641,541
52,689	British American Tobacco plc (Food, Beverage & Tobacco)(a)	3,561,712
24,262	British Land Co. plc (The) (REIT)	225,961
43,199	Capita plc (Commercial & Professional Services)	233,409
108,358	Centrica plc (Utilities)	200,869
15,616	Compass Group plc (Consumer Services)	336,716
13,945	Diageo plc (Food, Beverage & Tobacco)	511,145
50,835	easyJet plc (Transportation)	1,004,815
130,365	G4S plc (Commercial & Professional Services)	469,195
160,047	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	5,676,867
1,024,775	HSBC Holdings plc (Banks)	10,583,950
21,808	Imperial Brands plc (Food, Beverage & Tobacco)(a)	930,212
118,879	J Sainsbury plc (Food & Staples Retailing)	387,109
23,385	Land Securities Group plc (REIT)	317,726
851,733	Legal & General Group plc (Insurance)	3,135,724
170,571	Marks & Spencer Group plc (Retailing)	723,668
1,017	Next plc (Retailing)(a)	61,986
132,053	Pearson plc (Media)	1,308,118
41,176	Persimmon plc (Consumer Durables & Apparel)	1,522,158
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(a)	178,750
11,241	Rio Tinto Ltd. (Materials)	660,915
11,619	Rio Tinto plc (Materials)	609,505
22,663	Rio Tinto plc ADR (Materials)(a)	1,199,552
27,421	Royal Mail plc (Transportation)	167,531
97,066	Segro plc (REIT)	768,329
148,324	SSE plc (Utilities)(a)	2,636,873
255,640	Standard Life Aberdeen plc (Diversified Financials)	1,503,683
125,880	Tate & Lyle plc (Food, Beverage & Tobacco)	1,193,150
67,101	Unilever NV CVA (Household & Personal Products)(a)	3,777,988
66,459	Unilever plc ADR (Household & Personal Products)(a)	3,677,841
182,507	Vodafone Group plc ADR (Telecommunication Services)(a)(b)	5,821,973
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	182,702

		66,630,309

TOTAL COMMON STOCKS
(Cost $389,495,078)		$411,200,689

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Units	Description	Expiration Month	Value
Right* – 0.0%
Australia – 0.0%
13,452	Transurban Group (Transportation)	01/2018	$10,653
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $389,495,078)			$411,211,342

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
89,044	1.228%	$89,044
(Cost $89,044)

TOTAL INVESTMENTS – 99.3%
(Cost $389,584,122)		$411,300,386

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,940,371

NET ASSETS – 100.0%		$414,240,757

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	All or a portion of security is on loan.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	45	03/16/2018	$1,885,984	$(45,730)
FTSE 100 Index	9	03/16/2018	928,120	26,673
Hang Seng Index	1	01/30/2018	191,659	4,107
MSCI Singapore Index	2	01/30/2018	58,036	391
SPI 200 Index	3	03/15/2018	352,283	164
TOPIX Index	5	03/08/2018	806,301	12,286
Total futures contracts				$(2,109)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price/ FX Rate	Expiration Date	Number of Contracts		Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
EURO STOXX 50 Index	Morgan Stanley Co., Inc.	3,600.00 EUR	03/16/2018	EUR	2,031	$(71,165,427)	$(940,642)	$(1,477,047)	$536,405
FTSE 100 Index		7,500.00 GBP	03/16/2018	GBP	324	(24,908,375)	(975,510)	(388,683)	(586,827)
Nikkei 225 Index		22,750.00 JPY	03/09/2018	JPY	221	(5,031,051,740)	(1,216,064)	(1,275,442)	59,378
Total written option contracts					2,576		$(3,132,216)	$(3,141,172)	$8,956

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 97.5%
Automobiles & Components – 2.3%
21,230	Aptiv plc	$1,800,941
101,391	BorgWarner, Inc.	5,180,066
2,037	Cooper-Standard Holdings, Inc.*	249,532
49,403	Dana, Inc.	1,581,390
422,419	General Motors Co.	17,314,955
21,887	Gentex Corp.	458,533
43,558	Lear Corp.	7,694,956

		34,280,373

Banks – 6.5%
20,358	Bank of America Corp.	600,968
38,634	CenterState Bank Corp.	994,053
19,853	Central Pacific Financial Corp.	592,215
468,112	Citizens Financial Group, Inc.	19,651,342
59,672	Comerica, Inc.	5,180,126
11,376	FCB Financial Holdings, Inc. Class A*	577,901
170,195	Fifth Third Bancorp	5,163,716
3,267	First Citizens BancShares, Inc. Class A	1,316,601
8,596	Hilltop Holdings, Inc.	217,737
47,809	Huntington Bancshares, Inc.	696,099
172,510	JPMorgan Chase & Co.	18,448,219
839,338	KeyCorp	16,929,448
64,124	PNC Financial Services Group, Inc. (The)	9,252,452
123,441	Radian Group, Inc.	2,544,119
12,308	SVB Financial Group*	2,877,241
18,859	Synovus Financial Corp.	904,101
69,288	TCF Financial Corp.	1,420,404
34,664	United Community Banks, Inc.	975,445
5,562	US Bancorp	298,012
116,732	Wells Fargo & Co.	7,082,130
22,699	Western Alliance Bancorp*	1,285,217

		97,007,546

Capital Goods – 7.7%
81,458	AECOM*	3,026,165
145,727	Allison Transmission Holdings, Inc.	6,276,462
9,879	Applied Industrial Technologies, Inc.	672,760
82,386	Boeing Co. (The)	24,296,455
81,971	Caterpillar, Inc.	12,916,990
8,066	Colfax Corp.*	319,575
11,432	Eaton Corp. plc	903,242
4,919	Esterline Technologies Corp.*	367,449
15,347	Fortive Corp.	1,110,356
6,702	Granite Construction, Inc.	425,108
41,574	HD Supply Holdings, Inc.*	1,664,207
9,481	Honeywell International, Inc.	1,454,006
10,454	Hubbell, Inc.	1,414,844
114,094	Illinois Tool Works, Inc.	19,036,584
26,915	Lockheed Martin Corp.	8,641,061
69,272	Masco Corp.	3,043,812
5,480	Owens Corning	503,831
64,168	Raytheon Co.	12,053,959
37,020	Spirit AeroSystems Holdings, Inc. Class A	3,229,995

Common Stocks – (continued)
Capital Goods – (continued)
21,648	Toro Co. (The)	$1,412,099
11,074	Trex Co., Inc.*	1,200,311
8,619	United Rentals, Inc.*	1,481,692
8,601	Valmont Industries, Inc.	1,426,476
21,794	WABCO Holdings, Inc.*	3,127,439
23,184	Watsco, Inc.	3,942,207

		113,947,085

Commercial & Professional Services – 1.0%
13,181	ABM Industries, Inc.(a)	497,187
50,818	Brady Corp. Class A	1,926,002
29,156	Cintas Corp.	4,543,380
17,923	IHS Markit Ltd.*	809,224
3,112	Insperity, Inc.	178,473
37,129	KAR Auction Services, Inc.	1,875,386
38,156	ManpowerGroup, Inc.	4,811,853
35,790	Steelcase, Inc. Class A	544,008

		15,185,513

Consumer Durables & Apparel – 2.4%
19,685	Columbia Sportswear Co.	1,414,958
33,386	Hasbro, Inc.	3,034,454
23,722	Lennar Corp. Class A	1,500,179
474	Lennar Corp. Class B	24,496
21,075	MDC Holdings, Inc.	671,871
4,530	Mohawk Industries, Inc.*	1,249,827
163,278	NIKE, Inc. Class B	10,213,039
1,156	NVR, Inc.*	4,055,502
196,286	PulteGroup, Inc.	6,526,509
24,693	PVH Corp.	3,388,127
11,220	Ralph Lauren Corp.	1,163,402
7,063	Toll Brothers, Inc.	339,165
8,306	Whirlpool Corp.	1,400,724

		34,982,253

Consumer Services – 3.5%
38,745	Boyd Gaming Corp.	1,358,012
51,446	Carnival Corp.	3,414,471
46,924	Domino’s Pizza, Inc.	8,866,759
50,723	H&R Block, Inc.	1,329,957
166,580	International Game Technology plc	4,416,036
144,362	Las Vegas Sands Corp.	10,031,715
6,048	Marriott International, Inc. Class A	820,895
46,597	MGM Resorts International	1,555,874
48,215	Papa John’s International, Inc.	2,705,344
34,874	Starbucks Corp.	2,002,814
21,234	Vail Resorts, Inc.	4,511,588
5,310	Wyndham Worldwide Corp.	615,270
87,531	Yum Brands, Inc.	7,143,405
87,531	Yum China Holdings, Inc.	3,502,990

		52,275,130

Diversified Financials – 4.1%
98,035	Ally Financial, Inc.	2,858,701
32,395	Ameriprise Financial, Inc.	5,489,981
96,718	Bank of New York Mellon Corp. (The)	5,209,232

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
38,603	Berkshire Hathaway, Inc. Class B*	$7,651,887
87,922	BGC Partners, Inc. Class A	1,328,501
4,505	Capital One Financial Corp.	448,608
137,041	E*TRADE Financial Corp.*	6,793,122
27,594	Houlihan Lokey, Inc.	1,253,595
36,664	Leucadia National Corp.	971,229
13,256	Morgan Stanley	695,542
38,270	MSCI, Inc.	4,842,686
88,445	Nasdaq, Inc.	6,795,229
171,359	Synchrony Financial	6,616,171
143,290	TD Ameritrade Holding Corp.	7,326,418
41,461	Voya Financial, Inc.	2,051,076

		60,331,978

Energy – 8.2%
18,707	Arch Coal, Inc. Class A	1,742,744
152,331	Chesapeake Energy Corp.*(b)	603,231
224,950	Chevron Corp.	28,161,491
6,903	Cimarex Energy Co.	842,235
39,820	Devon Energy Corp.	1,648,548
61,715	Energen Corp.*	3,552,933
12,027	EOG Resources, Inc.	1,297,834
12,501	Exterran Corp.*	393,031
48,682	Exxon Mobil Corp.	4,071,762
100,388	HollyFrontier Corp.	5,141,873
78,991	Kinder Morgan, Inc.	1,427,367
158,635	Marathon Oil Corp.	2,685,691
256,353	Marathon Petroleum Corp.	16,914,171
11,415	Matrix Service Co.*	203,187
74,111	McDermott International, Inc.*	487,650
15,913	National Oilwell Varco, Inc.	573,186
197,288	Peabody Energy Corp.*	7,767,229
171,772	Phillips 66	17,374,738
4,825	Pioneer Natural Resources Co.	834,001
209,544	Valero Energy Corp.	19,259,189
247,662	Williams Cos., Inc. (The)	7,551,214

		122,533,305

Food & Staples Retailing – 1.1%
48,060	CVS Health Corp.	3,484,350
124,973	Wal-Mart Stores, Inc.	12,341,084

		15,825,434

Food, Beverage & Tobacco – 3.8%
115,190	Altria Group, Inc.	8,225,718
67,825	Archer-Daniels-Midland Co.	2,718,426
413,791	Conagra Brands, Inc.	15,587,507
35,366	Lamb Weston Holdings, Inc.	1,996,411
13,685	Lancaster Colony Corp.	1,768,239
16,207	PepsiCo, Inc.	1,943,543
95,122	Pilgrim’s Pride Corp.*	2,954,489
28,740	Sanderson Farms, Inc.	3,988,537
204,944	Tyson Foods, Inc. Class A	16,614,810

		55,797,680

Common Stocks – (continued)
Health Care Equipment & Services – 7.4%
60,968	Anthem, Inc.	$13,718,409
136,210	Baxter International, Inc.	8,804,614
12,250	Becton Dickinson and Co.	2,622,235
179,530	Boston Scientific Corp.*	4,450,549
51,825	Centene Corp.*	5,228,106
66,201	Cigna Corp.	13,444,761
17,869	Cooper Cos., Inc. (The)	3,893,298
42,551	Danaher Corp.	3,949,584
35,490	Humana, Inc.	8,804,004
37,074	IDEXX Laboratories, Inc.*	5,797,632
116,739	UnitedHealth Group, Inc.	25,736,280
65,679	WellCare Health Plans, Inc.*	13,208,704

		109,658,176

Household & Personal Products – 0.7%
4,169	Colgate-Palmolive Co.	314,551
75,060	Kimberly-Clark Corp.	9,056,740
8,185	Procter & Gamble Co. (The)	752,038
9,724	USANA Health Sciences, Inc.*	720,062

		10,843,391

Insurance – 4.4%
153,629	Allstate Corp. (The)	16,086,492
15,193	American Equity Investment Life Holding Co.	466,881
2,506	Argo Group International Holdings Ltd.	154,495
98,971	Lincoln National Corp.	7,607,901
17,026	Marsh & McLennan Cos., Inc.	1,385,746
47,125	Principal Financial Group, Inc.	3,325,140
64,085	Prudential Financial, Inc.	7,368,493
107,660	Reinsurance Group of America, Inc.	16,787,424
82,165	Travelers Cos., Inc. (The)	11,144,861
18,889	Unum Group	1,036,817

		65,364,250

Materials – 3.9%
5,254	Air Products & Chemicals, Inc.	862,076
12,663	Celanese Corp. Series A	1,355,954
1,701	Chase Corp.	204,970
18,697	Chemours Co. (The)	935,972
22,311	HB Fuller Co.	1,201,894
22,879	Huntsman Corp.	761,642
517,336	Louisiana-Pacific Corp.*	13,585,243
66,105	LyondellBasell Industries NV Class A	7,292,704
17,318	Minerals Technologies, Inc.	1,192,344
97,498	Nucor Corp.	6,198,923
14,652	Owens-Illinois, Inc.*	324,835
16,462	PPG Industries, Inc.	1,923,091
8,350	Reliance Steel & Aluminum Co.	716,347
15,506	Sherwin-Williams Co. (The)	6,358,080
315,262	Steel Dynamics, Inc.	13,597,250
1,790	Westlake Chemical Corp.	190,689
23,768	WestRock Co.	1,502,375

		58,204,389

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Media – 0.8%
271,158	Comcast Corp. Class A	$10,859,878
18,886	Gannett Co., Inc.	218,889
19,126	John Wiley & Sons, Inc. Class A	1,257,534

		12,336,301

Pharmaceuticals, Biotechnology & Life Sciences – 7.1%
124,976	AbbVie, Inc.	12,086,429
28,864	Alexion Pharmaceuticals, Inc.*	3,451,846
21,728	Allergan plc	3,554,266
103,093	Amgen, Inc.	17,927,873
56,431	Biogen, Inc.*	17,977,224
9,877	Bioverativ, Inc.*	532,568
48,696	Cambrex Corp.*	2,337,408
13,570	Celgene Corp.*	1,416,165
29,265	Exelixis, Inc.*	889,656
3,087	Incyte Corp.*	292,370
33,538	Ironwood Pharmaceuticals, Inc.*	502,735
101,303	Johnson & Johnson	14,154,055
26,154	Merck & Co., Inc.	1,471,686
1,326	Mettler-Toledo International, Inc.*	821,483
279,257	Pfizer, Inc.	10,114,688
20,694	Repligen Corp.*	750,778
42,911	Sangamo Therapeutics, Inc.*	703,740
3,494	Thermo Fisher Scientific, Inc.	663,441
22,349	United Therapeutics Corp.*	3,306,535
80,925	Vertex Pharmaceuticals, Inc.*	12,127,420

		105,082,366

Real Estate – 4.5%
118,678	American Tower Corp. (REIT)	16,931,790
15,622	Apartment Investment & Management Co. Class A (REIT)	682,838
47,783	CBRE Group, Inc. Class A*	2,069,482
18,849	CoreSite Realty Corp. (REIT)	2,146,901
19,282	CyrusOne, Inc. (REIT)	1,147,858
42,346	DCT Industrial Trust, Inc. (REIT)	2,489,098
112,014	DiamondRock Hospitality Co. (REIT)	1,264,638
4,262	Digital Realty Trust, Inc. (REIT)	485,442
39,468	Equity LifeStyle Properties, Inc. (REIT)	3,513,441
11,456	First Industrial Realty Trust, Inc. (REIT)	360,520
81,728	Forest City Realty Trust, Inc. Class A (REIT)	1,969,645
782,580	Host Hotels & Resorts, Inc. (REIT)	15,534,213
18,168	Hudson Pacific Properties, Inc. (REIT)	622,254
1,268	Jones Lang LaSalle, Inc.	188,843
3,901	Lamar Advertising Co. Class A (REIT)	289,610
36,112	Mack-Cali Realty Corp. (REIT)	778,575
33,012	Mid-America Apartment Communities, Inc. (REIT)	3,319,687
72,212	Prologis, Inc. (REIT)	4,658,396
10,025	PS Business Parks, Inc. (REIT)	1,254,027
21,404	Public Storage (REIT)	4,473,436
20,952	SBA Communications Corp. (REIT)*	3,422,650

		67,603,344

Common Stocks – (continued)
Retailing – 4.1%
20,127	Amazon.com, Inc.*	$23,537,923
6,539	AutoZone, Inc.*	4,651,648
23,138	Best Buy Co., Inc.	1,584,259
4,023	Expedia, Inc.	481,835
141,850	Lowe’s Cos., Inc.	13,183,539
17,336	Netflix, Inc.*	3,327,818
37,334	O’Reilly Automotive, Inc.*	8,980,320
4,052	Pool Corp.	525,342
2,240	Priceline Group, Inc. (The)*	3,892,538
7,641	Sleep Number Corp.*	287,225
11,255	Tailored Brands, Inc.	245,697

		60,698,144

Semiconductors & Semiconductor Equipment – 4.4%
30,458	Advanced Energy Industries, Inc.*	2,055,306
418,887	Applied Materials, Inc.	21,413,503
31,784	Intel Corp.	1,467,149
136,437	KLA-Tencor Corp.	14,335,436
42,708	Lam Research Corp.	7,861,262
86,810	Maxim Integrated Products, Inc.	4,538,427
3,517	Micron Technology, Inc.*	144,619
96,874	ON Semiconductor Corp.*	2,028,542
100,492	Teradyne, Inc.	4,207,600
63,128	Texas Instruments, Inc.	6,593,088

		64,644,932

Software & Services – 11.8%
93,575	Adobe Systems, Inc.*	16,398,083
15,001	Alphabet, Inc. Class A*	15,802,053
15,574	Alphabet, Inc. Class C*	16,296,634
31,238	Amdocs Ltd.	2,045,464
14,690	Aspen Technology, Inc.*	972,478
38,091	Cadence Design Systems, Inc.*	1,592,966
15,958	CDK Global, Inc.	1,137,486
96,260	Citrix Systems, Inc.*	8,470,880
10,304	CoreLogic, Inc.*	476,148
7,526	CoStar Group, Inc.*	2,234,846
49,384	eBay, Inc.*	1,863,752
50,031	Electronic Arts, Inc.*	5,256,257
8,445	Envestnet, Inc.*	420,983
24,721	Etsy, Inc.*	505,544
9,320	EVERTEC, Inc.	127,218
117,331	Facebook, Inc. Class A*	20,704,228
3,451	Fair Isaac Corp.	528,693
6,626	Intuit, Inc.	1,045,450
19,359	Leidos Holdings, Inc.	1,250,011
16,541	LogMeIn, Inc.	1,893,945
2,766	MercadoLibre, Inc.	870,350
421,098	Microsoft Corp.(a)	36,020,723
212,943	Oracle Corp.	10,067,945
68,999	Sabre Corp.	1,414,480
22,899	Synopsys, Inc.*	1,951,911
89,564	Take-Two Interactive Software, Inc.*	9,832,336
36,907	Teradata Corp.*	1,419,443
5,865	Total System Services, Inc.	463,863
91,433	Vantiv, Inc. Class A*	6,724,897

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
24,680	VeriSign, Inc.*	$2,824,379
43,821	Visa, Inc. Class A	4,996,470

		175,609,916

Technology Hardware & Equipment – 3.6%
195,000	Apple, Inc.	32,999,850
9,482	EchoStar Corp. Class A*	567,972
22,662	F5 Networks, Inc.*	2,973,708
22,384	Flex Ltd.*	402,688
247,530	HP, Inc.	5,200,605
18,593	Methode Electronics, Inc.	745,579
15,089	National Instruments Corp.	628,155
60,584	NCR Corp.*	2,059,250
72,064	NetApp, Inc.	3,986,581
40,289	NETGEAR, Inc.*	2,366,979
2,019	Rogers Corp.*	326,917
150,233	Viavi Solutions, Inc.*	1,313,036

		53,571,320

Telecommunication Services – 0.2%
48,653	AT&T, Inc.	1,891,629
59,220	Vonage Holdings Corp.*	602,267

		2,493,896

Transportation – 2.5%
24,642	Alaska Air Group, Inc.	1,811,433
4,135	Allegiant Travel Co.	639,891
33,622	American Airlines Group, Inc.	1,749,353
10,206	ArcBest Corp.	364,865
158,950	CSX Corp.	8,743,840
156,759	Delta Air Lines, Inc.	8,778,504
5,199	Expeditors International of Washington, Inc.	336,323
63,265	Southwest Airlines Co.	4,140,694
18,844	Union Pacific Corp.	2,526,980
16,477	United Parcel Service, Inc. Class B	1,963,235
145,349	Werner Enterprises, Inc.	5,617,739

		36,672,857

Utilities – 1.5%
9,873	American Water Works Co., Inc.	903,281
133,249	CenterPoint Energy, Inc.	3,778,941
113,422	Edison International	7,172,807
18,328	MDU Resources Group, Inc.	492,657
283,475	NRG Energy, Inc.	8,073,368
58,251	SCANA Corp.	2,317,225

		22,738,279

TOTAL COMMON STOCKS
(Cost $909,653,980)		$1,447,687,858

Units	Description	Value
Right*(c) – 0.0%
Food & Staples Retailing – 0.0%
62,608	Safeway, Inc., CVR	$31,770
(Cost $0)

Investment Company(d) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,924,899	1.228%	$17,924,899
(Cost $17,924,899)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $927,578,879)		$1,465,644,527

Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
502,350	1.228%	$502,350
(Cost $502,350)

TOTAL INVESTMENTS – 98.7%
(Cost $928,081,229)		$1,466,146,877

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		19,730,955

NET ASSETS – 100.0%		$1,485,877,832

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVR	—Contingent Value Rights
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	36	03/16/2018	$2,765,700	$19,826
S&P 500 E-Mini Index	209	03/16/2018	27,964,200	120,323
Total futures contracts				$140,149

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 97.8%
Australia – 6.5%
233,580	Aristocrat Leisure Ltd. (Consumer Services)	$4,301,186
104,070	Asaleo Care Ltd. (Household & Personal Products)	121,349
96,004	ASX Ltd. (Diversified Financials)	4,098,140
214,842	BHP Billiton Ltd. (Materials)	4,935,114
106,387	BHP Billiton plc (Materials)	2,151,182
22,130	BlueScope Steel Ltd. (Materials)	263,580
90,087	Caltex Australia Ltd. (Energy)	2,386,514
16,582	Cochlear Ltd. (Health Care Equipment & Services)	2,210,423
180,392	Computershare Ltd. (Software & Services)	2,285,522
49,454	Crown Resorts Ltd. (Consumer Services)	501,283
18,573	Fortescue Metals Group Ltd. (Materials)	70,287
195,094	GDI Property Group (REIT)	190,278
9,175	IOOF Holdings Ltd. (Diversified Financials)	76,465
17,593	Macquarie Group Ltd. (Diversified Financials)	1,360,728
821,577	Medibank Pvt Ltd. (Insurance)	2,103,926
49,160	Metcash Ltd. (Food & Staples Retailing)	119,189
954,835	Qantas Airways Ltd. (Transportation)	3,743,954
31,524	Star Entertainment Group Ltd. (The) (Consumer Services)	148,946
64,115	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	795,601
161,651	Wesfarmers Ltd. (Food & Staples Retailing)	5,589,553
935,295	Whitehaven Coal Ltd. (Energy)	3,243,414
57,786	Woolworths Group Ltd. (Food & Staples Retailing)	1,227,739

		41,924,373

Austria – 0.5%
46,976	OMV AG (Energy)	2,977,718

Belgium – 0.7%
5,247	bpost SA (Transportation)	159,689
42,818	KBC Group NV (Banks)	3,648,669
6,720	Melexis NV (Semiconductors & Semiconductor Equipment)	679,442

		4,487,800

China – 0.9%
410,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,217,920
66,000	ENN Energy Holdings Ltd. (Utilities)	469,422
1,549,000	Fosun International Ltd. (Capital Goods)	3,423,241
808,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	675,010

		5,785,593

Common Stocks – (continued)
Denmark – 3.1%
36,210	Carlsberg A/S Class B (Food, Beverage & Tobacco)	$4,342,964
127,519	Danske Bank A/S (Banks)	4,963,294
59,863	GN Store Nord A/S (Health Care Equipment & Services)	1,933,397
4,905	Jyske Bank A/S (Registered) (Banks)	278,883
153,036	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	8,223,465

		19,742,003

Finland – 0.2%
38,397	UPM-Kymmene OYJ (Materials)	1,192,029

France – 11.0%
270,804	Air France-KLM (Transportation)*	4,398,955
35,545	Arkema SA (Materials)	4,330,972
1,879	Atos SE (Software & Services)	273,188
44,413	AXA SA (Insurance)	1,316,101
97,927	BNP Paribas SA (Banks)	7,284,655
1,413	Capgemini SE (Software & Services)	167,358
86,522	Cie de Saint-Gobain (Capital Goods)	4,761,847
31,954	Cie Generale des Etablissements Michelin (Automobiles & Components)	4,571,189
61,321	Eutelsat Communications SA (Media)	1,419,738
52,321	Faurecia (Automobiles & Components)	4,077,644
26,355	Gecina SA (REIT)	4,866,633
1,488	Kaufman & Broad SA (Consumer Durables & Apparel)	70,630
3,097	Kering (Consumer Durables & Apparel)	1,457,842
34,792	Klepierre SA (REIT)	1,529,261
111,717	Natixis SA (Diversified Financials)	882,398
4,433	Pernod Ricard SA (Food, Beverage & Tobacco)	701,101
48,974	Peugeot SA (Automobiles & Components)	994,723
65,460	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	5,635,581
69,036	Schneider Electric SE (Capital Goods)*	5,852,908
105,315	Societe Generale SA (Banks)	5,429,571
1,107	Thales SA (Capital Goods)	119,135
27,742	TOTAL SA (Energy)	1,531,357
16,635	Ubisoft Entertainment SA (Software & Services)*	1,278,096
64,819	Valeo SA (Automobiles & Components)	4,828,423
35,659	Vinci SA (Capital Goods)	3,640,487

		71,419,793

Germany – 7.5%
58,292	Aareal Bank AG (Banks)	2,632,015
30,049	Allianz SE (Registered) (Insurance)	6,876,650
12,551	Aurubis AG (Materials)	1,165,030
73,592	BASF SE (Materials)	8,067,999
65,331	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	8,118,242
18,876	Commerzbank AG (Banks)*	281,579

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
49,469	Covestro AG (Materials)(a)	$5,093,651
152,602	Deutsche Lufthansa AG (Registered) (Transportation)	5,604,113
20,092	Deutsche Post AG (Registered) (Transportation)	955,044
1,738	Drillisch AG (Telecommunication Services)	143,346
4,385	Duerr AG (Capital Goods)	557,697
68,639	Freenet AG (Telecommunication Services)	2,532,549
4,940	Hella GmbH & Co. KGaA (Automobiles & Components)	304,914
3,158	Jenoptik AG (Technology Hardware & Equipment)	104,014
26,693	Rheinmetall AG (Capital Goods)	3,375,691
1,629	Salzgitter AG (Materials)	92,537
5,812	Wacker Chemie AG (Materials)	1,126,116
12,642	Wirecard AG (Software & Services)	1,405,063

		48,436,250

Hong Kong – 3.9%
1,024,400	AIA Group Ltd. (Insurance)	8,713,186
421,464	CK Asset Holdings Ltd. (Real Estate)	3,673,973
355,000	CLP Holdings Ltd. (Utilities)	3,632,765
334,000	Galaxy Entertainment Group Ltd. (Consumer Services)	2,666,587
232,000	Hong Kong & China Gas Co. Ltd. (Utilities)	454,324
79,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	2,434,826
239,000	Melco International Development Ltd. (Consumer Services)	700,866
204,000	PCCW Ltd. (Telecommunication Services)	118,396
1,276,000	WH Group Ltd. (Food, Beverage & Tobacco)(a)	1,440,489
171,000	Wheelock & Co. Ltd. (Real Estate)	1,218,929
59,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	231,655

		25,285,996

Isle of Man – 0.0%
11,355	GVC Holdings plc (Consumer Services)	141,811

Italy – 0.3%
5,661	ASTM SpA (Transportation)	164,363
10,196	Azimut Holding SpA (Diversified Financials)	195,061
7,290	Banca Generali SpA (Diversified Financials)	242,242
140,460	Enel SpA (Utilities)	863,727
39,759	Societa Cattolica di Assicurazioni SC (Insurance)	431,729

		1,897,122

Common Stocks – (continued)
Japan – 25.2%
16,500	Alpen Co. Ltd. (Retailing)	354,995
8,500	ANA Holdings, Inc. (Transportation)	354,591
8,200	Aoyama Trading Co. Ltd. (Retailing)	306,426
1,800	Aozora Bank Ltd. (Banks)	69,844
101,500	Asahi Glass Co. Ltd. (Capital Goods)	4,387,280
30,700	Chugoku Electric Power Co., Inc. (The) (Utilities)	329,571
9,900	CKD Corp. (Capital Goods)	221,904
15,500	Cosmo Energy Holdings Co. Ltd. (Energy)	583,619
10,300	Disco Corp. (Semiconductors & Semiconductor Equipment)	2,282,887
185,700	DMG Mori Co. Ltd. (Capital Goods)	3,823,096
19,400	Electric Power Development Co. Ltd. Class C (Utilities)	521,852
221,800	Financial Products Group Co. Ltd. (Diversified Financials)	2,687,627
8,900	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	220,257
10,000	Freebit Co. Ltd. (Telecommunication Services)	105,756
519,000	Fujitsu Ltd. (Software & Services)	3,679,467
757,000	Fukuoka Financial Group, Inc. (Banks)	4,235,948
15,000	Haseko Corp. (Consumer Durables & Apparel)	232,474
136,200	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	4,936,101
11,500	Hokuriku Electric Power Co. (Utilities)	92,521
21,100	Honda Motor Co. Ltd. (Automobiles & Components)	720,090
1,800	Horiba Ltd. (Technology Hardware & Equipment)	108,370
92,200	Hoya Corp. (Health Care Equipment & Services)	4,591,854
10,600	Ibiden Co. Ltd. (Technology Hardware & Equipment)	158,222
6,000	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	68,270
144,400	Idemitsu Kosan Co. Ltd. (Energy)	5,784,049
126,700	ITOCHU Corp. (Capital Goods)	2,361,881
3,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	106,270
50,200	JSR Corp. (Materials)	986,142
208,000	JTEKT Corp. (Capital Goods)	3,563,901
922,800	JXTG Holdings, Inc. (Energy)	5,930,198
30,600	Kansai Electric Power Co., Inc. (The) (Utilities)	374,239
81,100	Kao Corp. (Household & Personal Products)	5,479,895
16,700	KDDI Corp. (Telecommunication Services)	414,820
4,600	Ki-Star Real Estate Co. Ltd. (Consumer Durables & Apparel)	125,919
11,500	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	745,246

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
75,400	Konami Holdings Corp. (Software & Services)	$4,146,414
5,300	Kose Corp. (Household & Personal Products)	825,884
50,200	Link And Motivation, Inc. (Commercial & Professional Services)	409,273
14,000	Mandom Corp. (Household & Personal Products)	458,116
13,500	MISUMI Group, Inc. (Capital Goods)	391,934
32,900	Mitsubishi Chemical Holdings Corp. (Materials)	359,990
25,800	Mitsubishi Corp. (Capital Goods)	711,403
3,800	Mitsubishi Gas Chemical Co., Inc. (Materials)	108,813
112,800	Mitsubishi Materials Corp. (Materials)	4,002,763
2,210,800	Mizuho Financial Group, Inc. (Banks)	3,997,325
3,800	Mizuno Corp. (Consumer Durables & Apparel)	111,625
23,500	Monex Group, Inc. (Diversified Financials)	66,402
107,000	Nachi-Fujikoshi Corp. (Capital Goods)	715,809
56,500	NGK Insulators Ltd. (Capital Goods)	1,064,293
157,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	3,810,109
82,800	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	3,151,480
621,000	Nippon Light Metal Holdings Co. Ltd. (Materials)	1,764,020
4,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	211,564
29,900	Nitto Denko Corp. (Materials)	2,644,617
1,100	Noevir Holdings Co. Ltd. (Household & Personal Products)	81,576
3,200	NOK Corp. (Automobiles & Components)	74,465
26,600	NTT DOCOMO, Inc. (Telecommunication Services)	628,931
12,800	OKUMA Corp. (Capital Goods)	846,567
20,100	Osaka Gas Co. Ltd. (Utilities)	386,510
1,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	65,786
5,000	Outsourcing, Inc. (Commercial & Professional Services)	90,894
159,200	Persol Holdings Co. Ltd. (Commercial & Professional Services)	3,985,791
3,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	133,155
12,000	Pressance Corp. (Consumer Durables & Apparel)	160,011
7,200	Relo Group, Inc. (Real Estate)	195,815
1,800	Sakai Moving Service Co. Ltd. (Transportation)	88,530
33,700	SAMTY Co. Ltd. (Real Estate)	501,636

Common Stocks – (continued)
Japan – (continued)
45,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,684,319
215,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	4,304,368
38,400	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	1,590,774
70,600	Sharp Corp. (Consumer Durables & Apparel)*(b)	2,416,568
37,600	Shikoku Electric Power Co., Inc. (Utilities)	409,283
84,600	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,571,353
80,600	Shiseido Co. Ltd. (Household & Personal Products)	3,883,720
31,600	Sodick Co. Ltd. (Capital Goods)	409,398
15,400	SoftBank Group Corp. (Telecommunication Services)	1,219,227
140,400	Sony Corp. (Consumer Durables & Apparel)	6,301,554
89,700	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	2,277,185
260,000	Sumitomo Chemical Co. Ltd. (Materials)	1,860,469
14,900	Sumitomo Corp. (Capital Goods)	252,730
180,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,667,533
23,200	Sumitomo Heavy Industries Ltd. (Capital Goods)	977,547
147,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,353,605
2,300	Taikisha Ltd. (Capital Goods)	77,624
175,800	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	2,721,805
69,300	Takara Holdings, Inc. (Food, Beverage & Tobacco)	808,352
3,800	THK Co. Ltd. (Capital Goods)	142,043
6,600	TIS, Inc. (Software & Services)	229,845
32,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	5,934,813
4,400	Tokyo Gas Co. Ltd. (Utilities)	100,533
11,600	Tosoh Corp. (Materials)	261,698
5,200	Towa Corp. (Semiconductors & Semiconductor Equipment)	100,628
28,600	Toyota Motor Corp. (Automobiles & Components)	1,822,678
8,000	Tsugami Corp. (Capital Goods)	102,442
2,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	92,758
49,300	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	3,091,944
6,700	Unizo Holdings Co. Ltd. (Real Estate)	181,560
134,000	Yamaha Motor Co. Ltd. (Automobiles & Components)	4,389,609

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
9,900	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	$179,681
7,400	YA-MAN Ltd. (Household & Personal Products)	124,268
54,200	Zenkoku Hosho Co. Ltd. (Diversified Financials)	2,328,282

		163,007,279

Luxembourg – 0.4%
4,053	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	2,463,472

Netherlands – 4.4%
73,556	Aegon NV (Insurance)	467,372
32,374	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	2,704,351
10,825	Heineken NV (Food, Beverage & Tobacco)	1,128,477
9,644	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	212,004
54,900	Koninklijke Philips NV (Health Care Equipment & Services)	2,072,952
113,331	NN Group NV (Insurance)	4,901,970
18,804	Randstad Holding NV (Commercial & Professional Services)	1,153,796
306,233	Royal Dutch Shell plc Class A (Energy)	10,205,232
153,940	Royal Dutch Shell plc Class B (Energy)	5,183,781
3,722	Vastned Retail NV (REIT)	184,439

		28,214,374

New Zealand – 0.4%
354,885	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	2,029,661
243,541	Spark New Zealand Ltd. (Telecommunication Services)	626,529

		2,656,190

Norway – 2.9%
156,092	Aker BP ASA (Energy)	3,845,079
248,070	DNB ASA (Banks)	4,592,127
624,730	Norsk Hydro ASA (Materials)	4,735,961
45,871	Orkla ASA (Food, Beverage & Tobacco)	486,099
9,346	Salmar ASA (Food, Beverage & Tobacco)	280,787
168,689	Storebrand ASA (Insurance)	1,372,320
169,315	Telenor ASA (Telecommunication Services)	3,624,492
4,984	Tomra Systems ASA (Commercial & Professional Services)	79,823

		19,016,688

Portugal – 0.4%
143,149	Galp Energia SGPS SA (Energy)	2,630,042

Common Stocks – (continued)
Singapore – 0.9%
593,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	5,483,816
20,400	Singapore Airlines Ltd. (Transportation)	162,483
68,500	Singapore Exchange Ltd. (Diversified Financials)	380,373

		6,026,672

South Africa – 0.2%
60,524	Mondi plc (Materials)	1,572,938

Spain – 2.9%
105,542	ACS Actividades de Construccion y Servicios SA (Capital Goods)	4,122,853
29,534	Amadeus IT Group SA (Software & Services)	2,125,341
44,252	Banco Bilbao Vizcaya Argentaria SA (Banks)	376,063
1,164,319	Banco Santander SA (Banks)	7,633,551
176,852	CaixaBank SA (Banks)	822,153
44,836	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,310,961
97,161	Repsol SA (Energy)	1,715,519
99,119	Telefonica SA (Telecommunication Services)	965,196

		19,071,637

Sweden – 4.8%
34,025	Alfa Laval AB (Capital Goods)	804,803
10,773	Atlas Copco AB Class A (Capital Goods)	464,920
93,153	Atlas Copco AB Class B (Capital Goods)	3,570,283
69,974	Boliden AB (Materials)	2,392,952
122,097	Electrolux ABSeries B (Consumer Durables & Apparel)	3,930,961
278,488	Sandvik AB (Capital Goods)	4,874,847
303,787	Skandinaviska Enskilda Banken AB Class A (Banks)	3,567,186
60,063	SKF AB Class B (Capital Goods)	1,334,346
465,413	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	4,797,048
2,639	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	200,599
283,607	Volvo AB Class B (Capital Goods)	5,281,298

		31,219,243

Switzerland – 7.6%
58,439	Adecco Group AG (Registered) (Commercial & Professional Services)*	4,465,914
986	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	155,791
1,531	Bobst Group SA (Registered) (Capital Goods)	203,367

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
75	Conzzeta AG (Registered) (Capital Goods)	$78,198
14,465	GAM Holding AG (Diversified Financials)*	233,403
2,326	Georg Fischer AG (Registered) (Capital Goods)	3,070,708
599,557	Glencore plc (Materials)*	3,138,059
17,189	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	4,635,981
105,779	Nestle SA (Registered) (Food, Beverage & Tobacco)	9,094,483
48,312	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,065,576
4,873	Oriflame Holding AG (Household & Personal Products)	200,827
4,218	Partners Group Holding AG (Diversified Financials)	2,890,145
45,163	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	11,419,707
222,191	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,848,997
3,567	Temenos Group AG (Registered) (Software & Services)*	456,472

		48,957,628

United Kingdom – 12.5%
512,977	888 Holdings plc (Consumer Services)	1,951,042
195	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	13,456
173,890	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(c)	6,033,983
208,401	Barratt Developments plc (Consumer Durables & Apparel)	1,817,979
26,144	BP plc ADR (Energy)	1,098,832
40,464	Brewin Dolphin Holdings plc (Diversified Financials)	212,232
41,601	Burford Capital Ltd. (Diversified Financials)	647,051
124,761	Compass Group plc (Consumer Services)	2,690,123
224,773	Diageo plc (Food, Beverage & Tobacco)	8,238,911
838,058	Direct Line Insurance Group plc (Insurance)	4,318,951
258,881	Fiat Chrysler Automobiles NV (Automobiles & Components)*	4,621,883
20,393	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	723,340
355,241	HSBC Holdings plc (Banks)	3,668,955
986,071	International Consolidated Airlines Group SA (Transportation)	8,590,472
12,318	Intertek Group plc (Commercial & Professional Services)	861,442

Common Stocks – (continued)
United Kingdom – (continued)
79,545	JD Sports Fashion plc (Retailing)	361,071
1,013,712	Legal & General Group plc (Insurance)	3,732,063
3,024,809	Lloyds Banking Group plc (Banks)	2,773,697
210,823	Man Group plc (Diversified Financials)	586,646
104,859	OneSavings Bank plc (Banks)	584,140
43,843	Paragon Banking Group plc (Banks)	290,023
133,725	Persimmon plc (Consumer Durables & Apparel)	4,943,426
66,018	Prudential plc (Insurance)	1,690,742
2,776	Rathbone Brothers plc (Diversified Financials)	95,724
35,613	RELX NV (Commercial & Professional Services)	818,544
55,164	Rio Tinto Ltd. (Materials)	3,243,369
108,373	Rio Tinto plc ADR (Materials)(c)	5,736,183
18,430	Safestore Holdings plc (REIT)	123,725
10,118	Smiths Group plc (Capital Goods)	203,063
162,475	SSP Group plc (Consumer Services)	1,492,285
116,448	Standard Life Investment Property Income Trust Ltd. (REIT)	146,610
30,131	Tate & Lyle plc (Food, Beverage & Tobacco)	285,596
36,085	Unilever plc (Household & Personal Products)	2,001,495
85,510	Unilever plc ADR (Household & Personal Products)	4,732,123
55,031	Vodafone Group plc ADR (Telecommunication Services)	1,755,489

		81,084,666

United States – 0.6%
56,031	Carnival plc ADR (Consumer Services)	3,713,735

TOTAL COMMON STOCKS (Cost $532,383,277)		$632,925,052

Shares	Distribution Rate	Value
Investment Company(d) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,441,437	1.228%	$4,441,437
(Cost $4,441,437)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $536,824,714)		$637,366,489

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,671,191	1.228%	$3,671,191
(Cost $3,671,191)

TOTAL INVESTMENTS – 99.1% (Cost $540,495,905)		$641,037,680

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		5,887,446

NET ASSETS – 100.0%		$646,925,126

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,534,140, which represents approximately 1.0% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	131	03/16/2018	$5,490,310	$(139,709)
FTSE 100 Index	27	03/16/2018	2,784,360	79,926
Hang Seng Index	2	01/30/2018	383,317	6,969
MSCI Singapore Index	6	01/30/2018	174,107	1,095
SPI 200 Index	9	03/15/2018	1,056,849	335
TOPIX Index	17	03/08/2018	2,741,425	37,984
Total futures contracts				$(13,400)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2017

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,929,203,415, $389,495,078, $909,653,980 and $532,383,277)(a)	$3,514,025,077	$411,211,342	$1,447,719,628	$632,925,052
Investments in affiliated issuers, at value (cost $0, $0, $17,924,899 and $4,441,437)	—	—	17,924,899	4,441,437
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,422,950, $89,044, $502,350 and $3,671,191)	1,422,950	89,044	502,350	3,671,191
Cash	27,949,588	293,632	22,833,484	9,863,451
Foreign currencies, at value (cost $0, $4,392,584, $0 and $5,567,511)	—	4,434,000	—	5,666,681
Receivables:
Investments sold	6,030,967	—	—	11,383,639
Fund shares sold	3,879,409	206,599	55,748	249,864
Dividends	3,828,702	604,365	1,235,732	289,515
Reimbursement from investment adviser	50,597	—	—	57,464
Securities lending income	2,513	787	368	33,488
Foreign tax reclaims	—	1,558,391	—	934,337
Variation margin on futures	107,168	—	—	—
Total assets	3,557,296,971	418,398,160	1,490,272,209	669,516,119

Liabilities:
Written options, at value (premiums received $18,822,287, $3,141,172, $0 and $0)	30,230,625	3,132,216	—	—
Variation margin on futures	—	19,205	114,430	59,900
Payables:
Investments purchased	25,706,190	—	—	16,799,524
Fund shares redeemed	5,691,421	521,577	2,791,692	1,462,863
Management fees	2,033,511	282,799	847,098	456,685
Payable upon return of securities loaned	1,422,950	89,044	502,350	3,671,191
Distribution and Service fees and Transfer Agency fees	427,466	19,961	90,717	28,662
Accrued expenses	94,951	92,601	48,090	112,168
Total liabilities	65,607,114	4,157,403	4,394,377	22,590,993

Net Assets:
Paid-in capital	2,941,854,106	420,912,865	970,005,778	546,480,674
Undistributed (distributions in excess of) net investment income	1,706,173	88,089	632,757	21,112
Accumulated net realized gain (loss)	(25,187,455)	(28,531,929)	(22,966,500)	(233,070)
Net unrealized gain	573,317,033	21,771,732	538,205,797	100,656,410
NET ASSETS	$3,491,689,857	$414,240,757	$1,485,877,832	$646,925,126
Net Assets:
Class A	$275,450,575	$3,962,103	$50,218,403	$9,429,365
Class C	177,178,106	4,275,807	22,337,359	2,660,752
Institutional	2,565,883,204	399,954,783	1,395,334,932	619,288,056
Service	—	—	735,906	—
Investor(b)	473,177,972	6,048,064	17,251,232	15,546,953
Total Net Assets	$3,491,689,857	$414,240,757	$1,485,877,832	$646,925,126
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	20,928,016	510,663	2,245,040	863,071
Class C	13,515,016	571,440	1,051,611	251,227
Institutional	195,404,895	52,455,112	61,445,431	57,096,755
Service	—	—	32,697	—
Investor(b)	36,010,953	795,626	760,020	1,424,366
Net asset value, offering and redemption price per share:(c)
Class A	$13.16	$7.76	$22.37	$10.93
Class C	13.11	7.48	21.24	10.59
Institutional	13.13	7.62	22.71	10.85
Service	—	—	22.51	—
Investor(b)	13.14	7.60	22.70	10.91

(a)	Includes loaned securities having a market value of $1,403,804, $84,689, $468,072 and $3,493,869 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.
(c)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $13.93, $8.21, $23.67 and $11.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2017

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $26,645, $1,214,691, $0 and $1,286,798)	$83,642,923	$13,494,674	$22,806,345	$15,449,856
Dividends — affiliated issuers	202,377	7,136	99,348	14,170
Securities lending income — affiliated issuer	31,296	29,897	27,088	76,920
Total investment income	83,876,596	13,531,707	22,932,781	15,540,946

Expenses:
Management fees	21,992,485	3,110,103	8,871,989	4,973,122
Transfer Agency fees(a)	2,449,355	171,706	645,278	257,501
Distribution and Service fees(a)	2,312,470	44,670	344,729	28,926
Custody, accounting and administrative services	367,056	152,603	149,307	227,355
Printing and mailing costs	183,865	16,327	23,233	17,388
Registration fees	156,092	61,468	60,695	51,596
Professional fees	90,545	106,802	94,913	116,710
Trustee fees	22,990	18,319	19,701	18,632
Service share fees — Service and Shareholder Administration Plan	—	—	3,358	—
Other	63,256	16,782	33,452	15,608
Total expenses	27,638,114	3,698,780	10,246,655	5,706,838
Less — expense reductions	(592,035)	(5,464)	(36,841)	(253,973)
Net expenses	27,046,079	3,693,316	10,209,814	5,452,865
NET INVESTMENT INCOME	56,830,517	9,838,391	12,722,967	10,088,081

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	218,884,444	(732,393)	15,739,781	80,646,198
In-kind transactions	—	—	—	16,615,471
Futures contracts	7,969,506	1,117,517	2,291,571	1,726,639
Foreign currency transactions	—	363,151	—	250,513
Written options	(106,043,582)	(2,471,470)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	276,816,419	71,114,942	209,241,272	38,639,484
Futures contracts	260,831	(593)	116,389	(4,301)
Foreign currency translation	—	237,358	—	178,005
Written options	(1,517,876)	516,319	—	—
Net realized and unrealized gain	396,369,742	70,144,831	227,389,013	138,052,009
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$453,200,259	$79,983,222	$240,111,980	$148,140,090

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor(b)
U.S. Equity Dividend and Premium	$667,541	$1,644,929	$496,203	$305,158	$949,836	$—	$698,158
International Equity Dividend and Premium	11,736	32,934	8,728	6,091	148,595	—	8,292
U.S. Tax-Managed Equity	121,561	223,168	90,275	41,466	483,877	269	29,391
International Tax-Managed Equity	14,534	14,392	10,725	2,656	227,508	—	16,612

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$56,830,517	$39,154,893
Net realized gain (loss)	120,810,368	76,166,366
Net change in unrealized gain (loss)	275,559,374	134,707,366
Net increase in net assets resulting from operations	453,200,259	250,028,625

Distributions to shareholders:
From net investment income
Class A Shares	(3,974,753)	(3,738,453)
Class C Shares	(1,305,021)	(1,052,935)
Institutional Shares	(45,497,275)	(32,416,858)
Service Shares	—	—
Investor Shares(a)	(7,319,152)	(2,136,468)
From net realized gains
Class A Shares	(11,043,350)	(9,720,310)
Class C Shares	(7,337,462)	(5,035,563)
Institutional Shares	(106,039,247)	(70,738,512)
Investor Shares(a)	(19,148,556)	(5,771,130)
Total distributions to shareholders	(201,664,816)	(130,610,229)

From share transactions:
Proceeds from sales of shares	1,283,188,454	1,238,497,043
Reinvestment of distributions	181,754,076	116,491,582
Cost of shares redeemed	(899,381,110)	(401,224,181)
Proceeds paid in connection with in-kind transactions	—	—
Net increase (decrease) in net assets resulting from share transactions	565,561,420	953,764,444
TOTAL INCREASE	817,096,863	1,073,182,840

Net assets:
Beginning of year	2,674,592,994	1,601,410,154
End of year	$3,491,689,857	$2,674,592,994
Undistributed (distributions in excess of) net investment income	$1,706,173	$1,237,832

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$9,838,391	$9,400,852	$12,722,967	$10,257,148	$10,088,081	$8,815,381
(1,723,195)	(21,816,393)	18,031,352	10,789,522	99,238,821	7,181,824
71,868,026	16,448,049	209,357,661	82,407,174	38,813,188	(7,179,959)
79,983,222	4,032,508	240,111,980	103,453,844	148,140,090	8,817,246

(97,747)	(217,063)	(240,546)	(290,064)	(150,734)	(76,758)
(56,946)	(53,653)	—	—	(33,326)	(8,324)
(10,184,968)	(9,117,288)	(11,897,314)	(10,183,706)	(11,345,058)	(8,908,634)
—	—	(2,973)	(842)	—	—
(120,278)	(51,621)	(124,607)	(128,024)	(272,879)	(18,421)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(10,459,939)	(9,439,625)	(12,265,440)	(10,602,636)	(11,801,997)	(9,012,137)

88,942,877	86,617,253	183,988,254	164,924,713	126,605,605	181,954,674
10,353,429	9,338,124	12,080,312	10,433,576	11,794,946	9,012,029
(72,517,073)	(67,424,216)	(84,481,305)	(167,179,979)	(87,883,762)	(96,123,872)
—	—	—	—	(66,410,000)	—
26,779,233	28,531,161	111,587,261	8,178,310	(15,893,211)	94,842,831
96,302,516	23,124,044	339,433,801	101,029,518	120,444,882	94,647,940

317,938,241	294,814,197	1,146,444,031	1,045,414,513	526,480,244	431,832,304
$414,240,757	$317,938,241	$1,485,877,832	$1,146,444,031	$646,925,126	$526,480,244
$88,089	$76,800	$632,757	$313,148	$21,112	$(202,039)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$12.11	$0.19	$1.61	$1.80	$(0.19)	$(0.56)	$(0.75)
2017 - C	12.07	0.10	1.60	1.70	(0.10)	(0.56)	(0.66)
2017 - Institutional	12.09	0.24	1.60	1.84	(0.24)	(0.56)	(0.80)
2017 - Investor(d)	12.10	0.23	1.60	1.83	(0.23)	(0.56)	(0.79)
2016 - A	11.34	0.20	1.21	1.41	(0.19)	(0.45)	(0.64)
2016 - C	11.31	0.11	1.21	1.32	(0.11)	(0.45)	(0.56)
2016 - Institutional	11.31	0.24	1.22	1.46	(0.23)	(0.45)	(0.68)
2016 - Investor(d)	11.33	0.23	1.21	1.44	(0.22)	(0.45)	(0.67)
2015 - A	11.76	0.21	0.04	0.25	(0.20)	(0.47)	(0.67)
2015 - C	11.74	0.12	0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25	0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - Investor(d)	11.75	0.24	0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23	0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14	0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27	0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - Investor(d)	11.25	0.26	0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20	2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13	2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25	2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - Investor(d)	9.59	0.23	2.12	2.35	(0.23)	(0.46)	(0.69)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$13.16	14.83%	$275,451	1.13%	1.15%	1.47%	34%
13.11	13.99	177,178	1.88	1.90	0.76	34
13.13	15.31	2,565,883	0.74	0.76	1.89	34
13.14	15.18	473,178	0.88	0.90	1.76	34
12.11	12.73	294,401	1.16	1.19	1.67	23
12.07	11.92	142,909	1.91	1.94	0.92	23
12.09	13.17	2,062,756	0.76	0.79	2.07	23
12.10	12.92	174,527	0.91	0.94	1.90	23
11.34	2.08	194,237	1.17	1.20	1.75	39
11.31	1.26	90,091	1.92	1.95	1.01	39
11.31	2.49	1,262,977	0.77	0.80	2.15	39
11.33	2.34	54,106	0.92	0.95	2.03	39
11.76	10.47	172,832	1.19	1.20	1.96	53
11.74	9.68	74,125	1.94	1.95	1.21	53
11.73	10.83	1,149,361	0.79	0.80	2.36	53
11.75	10.75	39,960	0.94	0.95	2.21	53
11.26	24.58	167,149	1.19	1.21	1.92	69
11.24	23.61	66,872	1.94	1.96	1.17	69
11.24	25.14	1,072,965	0.79	0.81	2.32	69
11.25	24.93	35,480	0.94	0.96	2.18	69

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$6.43	$0.15		$1.34	$1.49	$(0.16)	$—	$(0.16)
2017 - C	6.21	0.09		1.30	1.39	(0.12)	—	(0.12)
2017 - Institutional	6.32	0.18		1.31	1.49	(0.19)	—	(0.19)
2017 - Investor(d)	6.31	0.17		1.30	1.47	(0.18)	—	(0.18)
2016 - A	6.56	0.18		(0.14)	0.04	(0.17)	—	(0.17)
2016 - C	6.35	0.12		(0.14)	(0.02)	(0.12)	—	(0.12)
2016 - Institutional	6.46	0.19		(0.14)	0.05	(0.19)	—	(0.19)
2016 - Investor(d)	6.44	0.17		(0.11)	0.06	(0.19)	—	(0.19)
2015 - A	7.14	0.16	(e)	(0.49)	(0.33)	(0.14)	(0.11)	(0.25)
2015 - C	6.94	0.09	(e)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(e)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - Investor(d)	7.02	0.16	(e)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(f)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(f)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(f)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - Investor(d)	7.88	0.28	(f)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19		0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12		0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20		0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - Investor(d)	7.20	0.21		0.91	1.12	(0.20)	(0.24)	(0.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.76	23.36%	$3,962	1.34%	1.34%	2.16%		17%
7.48	22.50	4,276	2.09	2.09	1.29		17
7.62	23.85	399,955	0.95	0.95	2.58		17
7.60	23.58	6,048	1.09	1.09	2.36		17
6.43	0.66	5,968	1.37	1.38	2.87		18
6.21	(0.21)	2,549	2.12	2.13	2.00		18
6.32	0.92	307,311	0.97	0.98	3.08		18
6.31	0.96	2,111	1.12	1.13	2.64		18
6.56	(4.80)	9,532	1.37	1.37	2.26	(e)	100
6.35	(5.59)	3,329	2.12	2.12	1.38	(e)	100
6.46	(4.42)	281,204	0.97	0.97	2.65	(e)	100
6.44	(4.69)	749	1.12	1.12	2.33	(e)	100
7.14	(5.30)	10,565	1.35	1.35	3.13	(f)	44
6.94	(6.04)	2,634	2.10	2.10	2.32	(f)	44
7.03	(4.99)	415,503	0.95	0.95	3.45	(f)	44
7.02	(5.16)	862	1.09	1.09	3.52	(f)	44
8.00	15.57	10,323	1.34	1.36	2.56		97
7.80	14.68	2,582	2.10	2.11	1.54		97
7.89	16.14	403,776	0.94	0.96	2.71		97
7.88	15.98	1,547	1.09	1.11	2.74		97

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$18.75	$0.13	$3.60	$3.73	$(0.11)	$—	$(0.11)
2017 - C	17.86	(0.03)	3.41	3.38	—	—	—
2017 - Institutional	19.04	0.21	3.65	3.86	(0.19)	—	(0.19)
2017 - Service	18.88	0.11	3.61	3.72	(0.09)	—	(0.09)
2017 - Investor(d)	19.03	0.18	3.65	3.83	(0.16)	—	(0.16)
2016 - A	17.28	0.11	1.47	1.58	(0.11)	—	(0.11)
2016 - C	16.48	(0.02)	1.40	1.38	—	—	—
2016 - Institutional	17.53	0.18	1.51	1.69	(0.18)	—	(0.18)
2016 - Service	17.33	0.09	1.49	1.58	(0.03)	—	(0.03)
2016 - Investor(d)	17.54	0.15	1.50	1.65	(0.16)	—	(0.16)
2015 - A	17.44	0.13	(0.18)	(0.05)	(0.11)	—	(0.11)
2015 - C	16.67	— (e)	(0.18)	(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20	(0.18)	0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12	(0.19)	(0.07)	(0.13)	—	(0.13)
2015 - Investor(d)	17.70	0.18	(0.18)	— (e)	(0.16)	—	(0.16)
2014 - A	15.45	0.09	1.97	2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)	1.89	1.85	—	—	—
2014 - Institutional	15.66	0.15	2.01	2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04	2.00	2.04	—	—	—
2014 - Investor(d)	15.68	0.13	2.00	2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11	4.22	4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	— (e)	4.05	4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16	4.28	4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12	4.22	4.34	(0.13)	(0.18)	(0.31)
2013 - Investor(d)	11.55	0.14	4.29	4.43	(0.12)	(0.18)	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Amount is less than $0.005 per share.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$22.37	19.88%	$50,218	1.15%	1.15%	0.61%	108%
21.24	18.93	22,337	1.90	1.90	(0.14)	108
22.71	20.29	1,395,335	0.75	0.75	1.02	108
22.51	19.71	736	1.25	1.25	0.52	108
22.70	20.14	17,251	0.90	0.90	0.88	108
18.75	9.09	51,206	1.17	1.17	0.61	118
17.86	8.35	22,512	1.92	1.92	(0.15)	118
19.04	9.61	1,057,850	0.77	0.77	1.01	118
18.88	9.07	614	1.27	1.27	0.53	118
19.03	9.40	14,262	0.92	0.93	0.84	118
17.28	(0.28)	57,913	1.17	1.17	0.73	96
16.48	(1.05)	22,194	1.92	1.92	(0.02)	96
17.53	0.10	957,273	0.77	0.77	1.12	96
17.33	(0.41)	1,236	1.27	1.27	0.67	96
17.54	(0.03)	6,799	0.92	0.92	0.99	96
17.44	13.32	51,253	1.18	1.19	0.52	57
16.67	12.48	15,750	1.93	1.94	(0.22)	57
17.69	13.78	735,421	0.78	0.79	0.93	57
17.53	13.17	58	1.28	1.29	0.25	57
17.70	13.57	4,175	0.93	0.94	0.78	57
15.45	38.17	34,792	1.15	1.21	0.80	95
14.82	37.07	10,648	1.90	1.96	0.04	95
15.66	38.73	493,729	0.75	0.81	1.17	95
15.49	38.08	411	1.27	1.29	0.81	95
15.68	38.48	843	0.91	0.96	1.02	95

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	$8.62	$0.11		$2.38	$2.49	$(0.18)
2017 - C	8.39	0.04		2.30	2.34	(0.14)
2017 - Institutional	8.54	0.17		2.34	2.51	(0.20)
2017 - Investor(d)	8.61	0.13		2.36	2.49	(0.19)
2016 - A	8.67	0.12		(0.04)	0.08	(0.13)
2016 - C	8.45	0.06		(0.05)	0.01	(0.07)
2016 - Institutional	8.59	0.16		(0.05)	0.11	(0.16)
2016 - Investor(d)	8.65	0.15		(0.05)	0.10	(0.14)
2015 - A	8.45	0.11		0.21	0.32	(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - Investor(d)	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(e)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(e)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(e)	(0.77)	(0.49)	(0.25)
2014 - Investor(d)	9.17	0.29	(e)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(f)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(f)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(f)
2013 - Investor(d)	7.66	0.20		1.51	1.71	(0.20	)(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(f)	Includes a distribution from capital of less than $0.01 per share.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.93	28.85%	$9,429	1.31%	1.36%	1.04%		134%
10.59	27.85	2,661	2.06	2.11	0.40		134
10.85	29.42	619,288	0.92	0.97	1.74		134
10.91	29.09	15,547	1.05	1.11	1.30		134
8.62	0.93	5,082	1.38	1.39	1.37		125
8.39	0.11	1,012	2.13	2.14	0.67		125
8.54	1.26	519,135	0.98	0.99	1.90		125
8.61	1.21	1,251	1.13	1.14	1.76		125
8.67	3.77	3,408	1.38	1.39	1.22		113
8.45	3.07	812	2.13	2.13	0.20		113
8.59	4.26	426,168	0.98	0.99	1.71		113
8.65	4.04	1,444	1.13	1.13	0.84		113
8.45	(5.79)	2,151	1.38	1.42	2.98	(e)	106
8.27	(6.55)	181	2.13	2.17	1.71	(e)	106
8.36	(5.48)	316,062	0.98	1.02	3.12	(e)	106
8.43	(5.59)	205	1.13	1.17	3.12	(e)	106
9.18	22.23	3,388	1.31	1.51	1.79		95
9.03	21.38	70	2.10	2.23	1.15		95
9.10	22.70	228,410	0.95	1.08	2.27		95
9.17	22.36	217	1.12	1.21	2.34		95

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and Investor(a)	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service and Investor(a)	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Investor Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

66

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

67

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

68

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

69

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$245,230	$—	$—
Asia	271,825	—	—
North America	3,511,406,722	—	—
South America	2,101,300	—	—
Securities Lending Reinvestment Vehicle	1,422,950	—	—
Total	$3,515,448,027	$—	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(96,291)	$—	$—
Written Options Contracts	(30,230,625)	—	—
Total	$(30,326,916)	$—	$—

70

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$350,897	$115,683,692	$—
Australia and Oceania	—	36,037,788	—
Europe	23,809,736	235,216,674	—
North America	—	112,555	—
Securities Lending Reinvestment Vehicle	89,044	—	—
Total	$24,249,677	$387,050,709	$—

Derivative Type
Assets(b)
Futures Contracts	$43,621	$—	$—
Liabilities
Futures Contracts(b)	$(45,730)	$—	$—
Written Options	(3,132,216)	—	—
Total	$(3,177,946)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,446,817,508	$—	31,770
South America	870,350	—	—
Investment Company	17,924,899	—	—
Securities Lending Reinvestment Vehicle	502,350	—	—
Total	$1,466,115,107	$—	$31,770

Derivative Type
Assets(b)
Futures Contracts	$140,149	$—	$—

71

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,572,938	$—
Asia	—	200,105,540	—
Australia and Oceania	—	44,580,563	—
Europe	20,079,950	362,872,326	—
North America	3,713,735	—	—
Investment Company	4,441,437	—	—
Securities Lending Reinvestment Vehicle	3,671,191	—	—
Total	$31,906,313	$609,131,367	$—

Derivative Type
Assets(b)
Futures Contracts	$126,309	$—	$—
Liability(b)
Futures Contracts	$(139,709)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting purposes) as of December 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on futures, Payable for written options at value	$(30,326,916)	(a)
International Equity Dividend and Premium	Equity	Variation margin on futures	43,621	(a)	Variation margin on futures, Payable for written options at value	(3,177,946)	(a)

72

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Tax-Managed Equity	Equity	Variation margin on futures	140,149	(a)	—	—
International Tax-Managed Equity	Equity	Variation margin on futures	126,309	(a)	Variation margin on futures	(139,709)	(a)
Total			$310,079			$(33,644,571)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2017 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(98,074,076)	$(1,257,045)	5,272
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(1,353,953)	515,726	2,694
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from investments, futures contracts/Net change in unrealized gain (loss) on futures contracts	2,291,571	116,389	125
International Tax-Managed Equity	Equity	Net realized gain (loss) from investments, futures contracts/Net change in unrealized gain (loss) on futures contracts	1,726,639	(4,301)	172
Total			$(95,409,819)	$(629,231)	8,263

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

73

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.68	0.68
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $53,677, $2,022, $20,426 and $3,148 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution Plan and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$119,375	$6
International Equity Dividend and Premium	1,605	—
U.S. Tax-Managed Equity	3,361	—
International Tax-Managed Equity	4,915	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C and Investor Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C and Investor Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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Notes to Financial Statements (continued)

December 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.014%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.094% for the International Tax-Managed Equity Fund. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Fee Waiver	Total Expense Reductions
U.S. Equity Dividend and Premium	$53,677	$438,023	$42,107	$58,228	$592,035
International Equity Dividend and Premium	2,022	—	3,442	—	5,464
U.S. Tax-Managed Equity	20,426	—	16,415	—	36,841
International Tax-Managed Equity	3,148	245,120	5,705	—	253,973

G.  Line of Credit Facility — As of December 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates— For the fiscal year ended December 31, 2017, Goldman Sachs earned $1,595 and $2,215 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$67,791,499	$513,280,715	$(581,072,214)	$—	—	$202,377
International Equity Dividend and Premium	—	25,686,930	(25,686,930)	—	—	7,136
U.S. Tax-Managed Equity	—	208,971,590	(191,046,691)	17,924,899	17,924,899	99,348
International Tax-Managed Equity	256	107,442,236	(103,001,055)	4,441,437	4,441,437	14,170

As of December 31, 2017, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	35	—
U.S. Tax-Managed Equity	—	86
International Tax-Managed Equity	—	82

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$1,518,601,291	$1,078,277,325
International Equity Dividend and Premium	93,857,853	64,041,212
U.S. Tax-Managed Equity	1,469,624,297	1,364,536,322
International Tax-Managed Equity	827,197,601	755,746,468

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Notes to Financial Statements (continued)

December 31, 2017

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statements of Operations.

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7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$3,067	$3,757
International Equity Dividend and Premium	3,459	108
U.S. Tax-Managed Equity	684	815
International Tax-Managed Equity	8,788	133

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017
U.S. Equity Dividend and Premium	$7,057,525	$140,737,216	$(146,371,791)	$1,422,950
International Equity Dividend and Premium	976,900	14,364,772	(15,252,628)	89,044
U.S. Tax-Managed Equity	4,817,100	20,636,450	(24,951,200)	502,350
International Tax-Managed Equity	708,486	51,759,015	(48,796,310)	3,671,191

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ending December 31, 2017 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$83,100,688	$10,459,939	$12,265,440	$11,801,997
Net long-term capital gains	117,561,793	—	—	—
Total taxable distributions	$200,662,481	$10,459,939	$12,265,440	$11,801,997

The tax character of distributions paid during the fiscal year ending December 31, 2016 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$55,982,977	$9,439,625	$10,602,636	$9,012,137
Net long-term capital gains	74,627,252	—	—	—
Total taxable distributions	$130,610,229	$9,439,625	$10,602,636	$9,012,137

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Notes to Financial Statements (continued)

December 31, 2017

8. TAX INFORMATION (continued)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$—	$186,379	$452,912	$194,378
Capital loss carryforwards:(1)
Perpetual Long-term	$—	$(26,812,510)	$—	$—
Perpetual Short-term	—	—	(20,082,730)	—
Total capital loss carryforwards	$—	$(26,812,510)	$(20,082,730)	$—
Timing differences (Post October Loss Deferral and Deferred Dividends from REIT Distributions)	$(35,535,500)	$(1,653,080)	$(2,023,403)	$—
Unrealized gains (losses) — net	585,371,251	21,607,103	537,525,275	100,250,074
Total accumulated gains (losses) — net	$549,835,751	$(6,672,108)	$515,872,054	$100,444,452

(1)	The U.S. Tax-Managed Equity and International Tax-Managed Equity Funds utilized $19,877,045 and $80,694,957 of capital losses in the current fiscal year, respectively. The International Tax-Managed Equity Fund had capital loss carryforwards of $623,621 which expired in the current fiscal year.

As of December 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,918,572,147	$389,748,751	$928,761,751	$540,902,241
Gross unrealized gain	646,344,310	50,623,250	538,535,893	102,361,205
Gross unrealized loss	(60,973,059)	(29,016,147)	(1,010,618)	(2,111,131)
Net unrealized gain	$585,371,251	$21,607,103	$537,525,275	$100,250,074

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, redemptions-in-kind, expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, real estate investment trust investments, taxable overdistributions and underlying fund investments.

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8. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
U.S. Equity Dividend and Premium	$(2,559,800)	$825,775	$1,734,025
International Equity Dividend and Premium	—	(632,837)	632,837
U.S. Tax-Managed Equity	(125,791)	263,709	(137,918)
International Tax-Managed Equity	15,983,718	(17,920,785)	1,937,067

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Notes to Financial Statements (continued)

December 31, 2017

9. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,918,207	$163,815,279	12,647,333	$150,820,215
Reinvestment of distributions	1,105,825	14,472,750	1,074,353	13,040,607
Shares redeemed	(17,401,288)	(219,289,485)	(6,546,730)	(77,158,201)
	(3,377,256)	(41,001,456)	7,174,956	86,702,621
Class C Shares
Shares sold	4,052,530	51,294,321	5,729,698	67,996,153
Reinvestment of distributions	574,479	7,492,584	412,246	4,996,220
Shares redeemed	(2,948,335)	(37,617,998)	(2,269,562)	(26,623,485)
	1,678,674	21,168,907	3,872,382	46,368,888
Institutional Shares
Shares sold	57,919,587	735,316,716	74,063,806	879,231,543
Reinvestment of distributions	10,206,795	133,321,074	7,474,410	90,547,157
Shares redeemed	(43,387,937)	(555,285,051)	(22,528,418)	(264,717,264)
	24,738,445	313,352,739	59,009,798	705,061,436
Investor Shares(a)
Shares sold	26,327,723	332,762,138	11,784,064	140,449,132
Reinvestment of distributions	2,024,729	26,467,668	650,809	7,907,598
Shares redeemed	(6,766,206)	(87,188,576)	(2,787,456)	(32,725,231)
	21,586,246	272,041,230	9,647,417	115,631,499
NET INCREASE	44,626,109	$565,561,420	79,704,553	$953,764,444

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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Notes to Financial Statements (continued)

December 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	102,945	$732,847	188,370	$1,210,233
Reinvestment of distributions	13,426	97,747	33,882	213,594
Shares redeemed	(534,475)	(3,749,238)	(747,009)	(4,841,914)
	(418,104)	(2,918,644)	(524,757)	(3,418,087)
Class C Shares
Shares sold	247,825	1,759,661	37,418	228,946
Reinvestment of distributions	8,111	56,946	8,776	53,450
Shares redeemed	(94,640)	(655,969)	(160,258)	(984,153)
	161,296	1,160,638	(114,064)	(701,757)
Institutional Shares
Shares sold	11,561,703	81,010,689	13,277,243	82,712,513
Reinvestment of distributions	1,403,222	10,078,458	1,447,262	9,019,459
Shares redeemed	(9,122,052)	(65,755,238)	(9,671,643)	(60,426,490)
	3,842,873	25,333,909	5,052,862	31,305,482
Investor Shares(a)
Shares sold	777,673	5,439,680	396,064	2,465,561
Reinvestment of distributions	16,732	120,278	8,308	51,621
Shares redeemed	(333,516)	(2,356,628)	(185,926)	(1,171,659)
	460,889	3,203,330	218,446	1,345,523
NET INCREASE	4,046,954	$26,779,233	4,632,487	$28,531,161

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	235,553	$4,819,759	265,460	$4,535,080
Reinvestment of distributions	9,922	222,759	13,898	263,090
Shares redeemed	(730,782)	(14,705,297)	(901,330)	(15,231,729)
	(485,307)	(9,662,779)	(621,972)	(10,433,559)
Class C Shares
Shares sold	103,720	2,018,823	161,781	2,666,369
Shares redeemed	(312,769)	(6,033,717)	(247,773)	(3,967,917)
	(209,049)	(4,014,894)	(85,992)	(1,301,548)
Institutional Shares
Shares sold	7,938,889	166,788,196	8,549,709	147,447,369
Reinvestment of distributions	514,698	11,729,973	522,729	10,041,620
Shares redeemed	(2,581,620)	(53,472,574)	(8,102,550)	(143,234,603)
	5,871,967	125,045,595	969,888	14,254,386
Service Shares
Shares sold	22	450	350	6,136
Reinvestment of distributions	132	2,973	44	842
Shares redeemed	(1)	(32)	(39,132)	(700,278)
	153	3,391	(38,738)	(693,300)
Investor Shares(a)
Shares sold	513,078	10,361,026	584,232	10,269,759
Reinvestment of distributions	5,470	124,607	6,668	128,024
Shares redeemed	(508,010)	(10,269,685)	(229,127)	(4,045,452)
	10,538	215,948	361,773	6,352,331
NET INCREASE	5,188,302	$111,587,261	584,959	$8,178,310

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

85

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	586,809	$6,085,147	318,464	$2,722,587
Reinvestment of distributions	13,828	150,589	8,903	76,650
Shares redeemed	(327,027)	(3,123,517)	(130,886)	(1,125,758)
	273,610	3,112,219	196,481	1,673,479
Class C Shares
Shares sold	149,372	1,539,863	35,048	290,471
Reinvestment of distributions	3,119	32,937	993	8,324
Shares redeemed	(21,877)	(223,790)	(11,511)	(96,172)
	130,614	1,349,010	24,530	202,623
Institutional Shares
Shares sold	10,302,979	103,200,782	21,272,363	178,167,952
Reinvestment of distributions	1,048,894	11,338,541	1,044,389	8,908,634
Shares redeemed	(8,711,180)	(80,971,761)	(11,174,262)	(93,931,752)
Shares redeemed in connection with in-kind transactions	(6,300,759)	(66,410,000)	—	—
	(3,660,066)	(32,842,438)	11,142,490	93,144,834
Investor Shares(a)
Shares sold	1,592,806	15,779,813	91,532	773,664
Reinvestment of distributions	25,081	272,879	2,144	18,421
Shares redeemed	(338,822)	(3,564,694)	(115,262)	(970,190)
	1,279,065	12,487,998	(21,586)	(178,105)
NET INCREASE (DECREASE)	(1,976,777)	$(15,893,211)	11,341,915	$94,842,831

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

86

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs U.S. Tax-Managed Equity Fund, and the Goldman Sachs International Tax-Managed Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs U.S. Tax-Managed Equity Fund, and the Goldman Sachs International Tax-Managed Equity Fund (four of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

87

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Investor Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Investor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Class A
Actual	$1,000	$1,085.10		$5.89	$1,000	$1,078.40		$6.97	$1,000	$1,109.40		$6.06	$1,000	$1,109.60		$6.86
Hypothetical 5% return	1,000	1,019.56	+	5.70	1,000	1,018.50	+	6.77	1,000	1,019.46	+	5.80	1,000	1,018.70	+	6.56
Class C
Actual	1,000	1,081.40		9.81	1,000	1,073.20		10.92	1,000	1,105.10		10.03	1,000	1,104.70		10.82
Hypothetical 5% return	1,000	1,015.78	+	9.50	1,000	1,014.67	+	10.61	1,000	1,015.68	+	9.60	1,000	1,014.92	+	10.36
Institutional
Actual	1,000	1,087.50		3.89	1,000	1,079.30		4.93	1,000	1,111.30		3.99	1,000	1,111.90		4.79
Hypothetical 5% return	1,000	1,021.48	+	3.77	1,000	1,020.47	+	4.79	1,000	1,021.42	+	3.82	1,000	1,020.67	+	4.58
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,109.00		6.64	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.90	+	6.36	N/A	N/A		N/A
Investor(a)
Actual	1,000	1,086.70		4.58	1,000	1,078.80		5.71	1,000	1,111.00		4.74	1,000	1,110.40		5.53
Hypothetical 5% return	1,000	1,020.82	+	4.43	1,000	1,019.71	+	5.55	1,000	1,020.72	+	4.53	1,000	1,019.96	+	5.30

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)
U.S. Equity Dividend and Premium	1.12%	1.87%	0.74%	N/A	0.87%
International Equity Dividend and Premium	1.33	2.09	0.94	N/A	1.09
U.S. Tax-Managed Equity	1.14	1.89	0.75	1.25%	0.89
International Tax-Managed Equity	1.29	2.04	0.90	N/A	1.04

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Effective August 15, 2017, Class IR changed its name to Investor.

88

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

89

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

90

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

91

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2017, 93.24% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2017 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2062 and $0.2003 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 96.09% and 90.39%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0218 and $0.0220 per share, respectively.

For the fiscal year ended December 31, 2017, 99.53%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $117,561,793 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2017, the U.S. Equity Dividend and Premium Fund designates $26,395,885 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

92

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]Effective	after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 119993-TMPL-02/2018-707142/TAXADVAR-18/35.2K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,596,511	$3,677,745	Financial Statement audits.

Audit-Related Fees:

• PwC	$226,262	$225,875	Other attest services.

Tax Fees:

• PwC	$828,716	$695,827	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $1,054,978 and $921,702 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2017. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 5, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 5, 2018